As filed with the U.S. Securities and Exchange Commission on February 26, 2014
File Nos. 811-07763
333-10015

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[X]
Pre-Effective Amendment No.		[ ]
Post-Effective Amendment No.	56	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[X]

Amendment No.	57	[X]

(Check appropriate box or boxes)

LITMAN GREGORY FUNDS TRUST
(Exact name of Registrant as Specified in Charter)

4 Orinda Way, Suite 230-D, Orinda, California 94563
(Address of Principal Executive Offices)

(925) 254-8999
(Registrant's Telephone Number, including Area Code)

Kenneth E. Gregory
4 Orinda Way, Suite 230-D
Orinda, California 94563
(Name and address of agent for Service)

Copies of Communications to:
Mitchell Nichter, Esq.
Paul Hastings, LLP
55 Second Street, 24th Floor
San Francisco, California 94105

As soon as practicable after this Registration Statement is declared effective.
(Approximate Date of Proposed Public Offering)

It is proposed that this filing will become effective (check appropriate box)

[ ]	Immediately upon filing pursuant to Rule 485(b).
[ ]	on (date) pursuant to Rule 485(b).
[X]	on April 30, 2014 pursuant to Rule 485(a)(1).
[ ]	60 days after filing pursuant to Rule 485 (a)(1).
[ ]	75 days after filing pursuant to Rule 485 (a)(2).
[ ]	on (date) pursuant to Rule 485(a)(2).

If appropriate, check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

EXPLANATORY NOTE:  This Post-Effective Amendment No. 56 to the Registration Statement of the Litman Gregory Funds Trust is being filed to request Staff review of material changes to the Registration Statement.

Litman Gregory Funds Trust

Prospectus
(Share Class – Ticker Symbol)

Litman Gregory Masters Equity Fund
Institutional Class – MSEFX
Investor Class – MSENX
Litman Gregory Masters International Fund
Institutional Class – MSILX
Investor Class – MNILX
Litman Gregory Masters Smaller Companies Fund
Institutional Class – MSSFX
Litman Gregory Masters Alternative Strategies Fund
Institutional Class – MASFX
Investor Class – MASNX

April __, 2014

As with all mutual funds, the U.S. Securities and Exchange Commission ("SEC") has not approved or disapproved these securities, nor has the SEC judged whether the information in this prospectus is accurate or adequate.  Any representation to the contrary is a criminal offense.

Table of Contents - Prospectus

Table of Contents - Prospectus

Summary Section	Litman Gregory Masters Equity Fund

Summary Section

Litman Gregory Masters Equity Fund

Investment Objective

The Litman Gregory Masters Equity Fund (the “Equity Fund”) seeks long-term growth of capital; that is, the increase in the value of your investment over the long term.

Fees and Expenses of the Equity Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Equity Fund.

Shareholder Fees (fees paid directly from your investment)
	Institutional Class	Investor Class
Redemption Fee (as a percentage of amount redeemed within 180 days of purchase)	None	2.00%

Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management Fees	1.10%	1.10%
Distribution (12b-1) Fees	None	0.25%
Other Expenses	[ . ]%	[ . ]%
Total Annual Fund Operating Expenses	[ . ]%	[ . ]%
Fee Waiver and/or Expense Reimbursement	-[ . ]%	-[ . ]%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1) (2)	[ . ]%	[ . ]%
(1)
The Total Annual Fund Operating Expenses for the Equity Fund do not correlate to the Ratio of Expenses to Average Net Assets provided in the Financial Highlights section of this Prospectus, which reflects the additional 0.02% of expenses that Litman Gregory voluntarily waived.

(2)
Litman Gregory Fund Advisors, LLC ("Litman Gregory"), the advisor to the Equity Fund, has contractually agreed to waive a portion of its advisory fees so that after paying all of the sub-advisory fees, the net advisory fee as a percentage of the Equity Fund's daily net assets retained by Litman Gregory is 0.40% through April 30, 2015.  This agreement may be terminated at any time by the Board of Trustees of the Litman Gregory Funds Trust (the "Trust") upon sixty (60) days' written notice to Litman Gregory, and Litman Gregory may decline to renew this agreement by written notice to the Trust at least thirty (30) days before the agreement's annual expiration date.  Litman Gregory has waived its right to receive reimbursement of the portion of its advisory fees waived pursuant to this agreement.

Example

This example is intended to help you compare the cost of investing in the Equity Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Equity Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Equity Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Institutional Class	$[ ]	$[ ]	$[ ]	$[ ]
Investor Class	$[ ]	$[ ]	$[ ]	$[ ]

Table of Contents - Prospectus

Summary Section	Litman Gregory Masters Equity Fund

Portfolio Turnover

The Equity Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Equity Fund are held in a taxable account as compared to shares of investment companies that hold investments for a longer period.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Equity Fund’s performance.  During the most recent fiscal year, the Equity Fund’s portfolio turnover rate was [  ]% of the average value of its portfolio.

Principal Strategies

Litman Gregory Fund Advisors, LLC (“Litman Gregory”), the advisor to the Equity Fund, believes that it is possible to identify investment managers who, over a market cycle, will deliver superior returns relative to their peers.  Litman Gregory also believes that most stock pickers have a few select stocks in which they have a very high degree of confidence.  In the case of certain skilled stock pickers, Litman Gregory believes a portfolio of their “highest confidence” stocks will outperform their more diversified portfolios over a market cycle.

Based on these beliefs, the Equity Fund’s strategy is to engage a number of proven managers as sub-advisors (each, a “manager” or “sub-advisor”), with each manager investing in the securities of companies that it believes have strong appreciation potential.  Under normal conditions, the Equity Fund invests at least 80% of its net assets in equity securities, and each sub-advisor manages a portion of the Equity Fund’s assets by independently managing a portfolio typically composed of at least 5, but not more than 15 stocks.  Equity securities in which the Equity Fund may invest include common stocks, preferred stocks and convertible debt securities, which may be converted on specified terms into stock of the issuer.  The Fund invests primarily in the securities of large-, mid- and small-sized U.S. companies, although the managers also have flexibility to invest in the securities of foreign companies (up to 50% of the Equity Fund’s net assets may be invested in foreign equity securities, which may include emerging markets).  Each sub-advisor uses its own discretion to invest in any sized company it deems appropriate.  By executing this strategy, the Equity Fund seeks to:

•	combine the efforts of several experienced, world-class managers;

•	access the favorite stock-picking ideas of each manager at any point in time;

•
deliver a portfolio that is prudently diversified in terms of stocks (typically 60 to 100) and industries while allowing each manager to run a portion of the portfolio focused on only its favorite stocks; and

•	further diversify across different-sized companies and stock-picking styles by incorporating managers with a variety of stock-picking disciplines.

Generally, a security may be sold: (1) if the manager believes the security’s market price exceeds the manager’s estimate of intrinsic value; (2) if the manager’s view of the business fundamentals or management of the underlying company changes; (3) if a more attractive investment opportunity is found; (4) if general market conditions trigger a change in the manager’s assessment criteria; or (5) for other portfolio management reasons.

Principal Risks

Investment in stocks exposes shareholders of the Equity Fund to the risk of losing money if the value of the stocks held by the Equity Fund declines during the period an investor owns shares in the Equity Fund.  The following risks could affect the value of your investment:

•
Market Risk. As with all mutual funds that invest in common stocks, the value of an individual’s investment will fluctuate daily in response to the performance of the individual stocks held in the Equity Fund.  The stock market has been subject to significant volatility recently, which has increased the risks associated with an investment in the Equity Fund.

Table of Contents - Prospectus

Summary Section	Litman Gregory Masters Equity Fund

•
Convertible Securities Risk.  This is the risk that the market value of convertible securities may fluctuate due to changes in, among other things, interest rates; other general economic conditions; industry fundamentals; market sentiment; the issuer’s operating results, financial statements, and credit ratings; and the market value of the underlying common or preferred stock.

•
Smaller Companies Risk.  The Equity Fund may invest a portion of its assets in the securities of small- and mid-sized companies.  Securities of small and mid-cap companies are generally more volatile and less liquid than the securities of large-cap companies.  This is because smaller companies may be more reliant on a few products, services or key personnel, which can make it riskier than investing in larger companies with more diverse product lines and structured management.

•
Foreign Company and Emerging Markets Risk.  The Equity Fund may invest a portion of its assets in stocks of companies based outside of the United States.  Foreign securities involve additional risks, including those related to currency-rate fluctuations, political and economic instability, differences in financial reporting standards, and less-strict regulation of securities markets.  These risks are greater in emerging markets.

•
Multi-Style Management Risk.  Because portions of the Equity Fund's assets are managed by different portfolio managers using different styles, the Equity Fund could experience overlapping security transactions. Certain portfolio managers may be purchasing securities at the same time other portfolio managers may be selling those same securities, which may lead to higher transaction expenses compared to a Fund using a single investment management style.

Performance

The following performance information provides some indication of the risks of investing in the Equity Fund.  The bar chart shows changes in the performance of the Equity Fund’s Institutional Class shares from year to year.  The table below shows how the Equity Fund’s average annual total returns of the Institutional Class and Investor Class for the 1-, 5- and 10-year periods compare to those of a broad-based market index and secondary index.  Past performance, before and after taxes, does not necessarily indicate how the Equity Fund will perform in the future.  Updated performance information is available on the Equity Fund’s website at www.mastersfunds.com.

Litman Gregory Masters Equity Fund - Institutional Class
Calendar Year Total Returns as of December 31

Table of Contents - Prospectus

Summary Section	Litman Gregory Masters Equity Fund

During the periods shown above, the highest and lowest quarterly returns earned by the Equity Fund were:

Highest: 21.39% Quarter ended June 30, 2009

Lowest: -29.78% Quarter ended December 31, 2008

Average Annual Total Returns (for the periods ended December 31, 2013)
Litman Gregory Masters Equity Fund	One Year	Five Years	Ten Years
Institutional Class
Return Before Taxes	[ ]%	[ ]%	[ ]%
Return After Taxes on Distributions	[ ]%	[ ]%	[ ]%
Return After Taxes on Distributions and Sale of Fund Shares	[ ]%	[ ]%	[ ]%
Investor Class
Return Before Taxes	[ ]%	[ ]%	[ ]%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	[ ]%	[ ]%	[ ]%
Morningstar Large Blend Category	[ ]%	[ ]%	[ ]%
Lipper Multi-Cap Core Funds Index (reflects no deduction for fees, expenses or taxes)	[ ]%	[ ]%	[ ]%

The Lipper Multi-Cap Core Funds Index is being replaced by the Morningstar Large Blend Category as a secondary index for the Equity Fund.

The Equity Fund’s Investor Class commenced operations on April 30, 2009.  Performance shown prior to the inception of the Investor Class reflects the performance of the Institutional Class, adjusted to reflect expenses applicable to Investor Class shares.

The Equity Fund’s after-tax returns as shown in the above table are calculated using the historical highest applicable individual federal marginal income tax rates for the period and do not reflect the impact of state and local taxes.  Your actual after-tax returns depend on your tax situation and may differ from those shown.  If you own shares of the Equity Fund in a tax-deferred account, such as a 401(k) plan or an individual retirement account, after-tax returns shown are not relevant to your investment.  After-tax returns are shown for only the Equity Fund’s Institutional Class, and after-tax returns for the Equity Fund’s Investor Class will vary.

Management

Investment Advisor	Portfolio Manager	Managed the Equity Fund Since:

Litman Gregory Fund Advisors, LLC	Jeremy DeGroot, CFA, President, Chief Investment Officer and Co-Portfolio Manager	2005
	Jack Chee, Senior Research Analyst and Co-Portfolio Manager	2014
	Rajat Jain, CFA, Senior Research Analyst and Co-Portfolio Manager	2014

Sub-Advisor	Portfolio Manager	Managed the Equity Fund Since:

Davis Selected Advisers, L.P.	Christopher Davis, Chairman	1999

Table of Contents - Prospectus

Summary Section	Litman Gregory Masters Equity Fund

Sub-Advisor	Portfolio Manager	Managed the Equity Fund Since:
Fiduciary Management, Inc.	Pat English, Chief Executive Officer, Chief Investment Officer	2013
	Andrew Ramer, Director of Research	2013

Harris Associates L.P.	Clyde McGregor, CFA, Vice President and Portfolio Manager	2008
	Bill Nygren, CFA, Vice President, Portfolio Manager	2013

Nuance Investments, LLC	Scott Moore, President, Chief Investment Officer and Portfolio Manager	2014

Sands Capital Management, LLC	Frank Sands, Jr. , CFA, Chief Investment Officer and Chief Executive Officer	2008
	A. Michael Sramek, CFA, Senior Portfolio Manager	2008

Wells Capital Management, Inc.	Richard Weiss, Senior Portfolio Advisor	1996

For important information about the purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to the “Summary of Other Important Information Regarding the Funds” section on page 24 of this Prospectus.

Table of Contents - Prospectus

Summary Section	Litman Gregory Masters International Fund

Summary Section

Litman Gregory Masters International Fund

Investment Objective

The Litman Gregory Masters International Fund (the “International Fund”) seeks long-term growth of capital; that is, the increase in the value of your investment over the long term.

Fees and Expenses of the International Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the International Fund.

Shareholder Fees (fees paid directly from your investment)
	Institutional Class	Investor Class
Redemption Fee (as a percentage of amount redeemed within 180 days of purchase)	None	2.00%

Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management Fees	1.07%	1.07%
Distribution (12b-1) Fees	None	0.25%
Other Expenses	[ . ]%	[ . ]%
Total Annual Fund Operating Expenses	[ . ]%	[ . ]%
Fee Waiver and/or Expense Reimbursement	-[ . ]%	-[ . ]%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	[ . ]%	[ . ]%

(1)      Litman Gregory Fund Advisors, LLC (“Litman Gregory”), the advisor to the International Fund, has contractually agreed to waive a portion of its advisory fees so that after paying all of the sub-advisory fees, the net advisory fee as a percentage of the International Fund’s daily net assets retained by Litman Gregory is 0.40% on the first $1 billion of the International Fund’s assets and 0.30% on assets over $1 billion through April 30, 2015.  This agreement may be terminated at any time by the Board of Trustees of the Litman Gregory Funds Trust (the “Trust”) upon sixty (60) days’ written notice to Litman Gregory, and Litman Gregory may decline to renew this agreement by written notice to the Trust at least thirty (30) days before the agreement’s annual expiration date.  Litman Gregory has waived its right to receive reimbursement of the portion of its advisory fees waived pursuant to this agreement.

Example

This example is intended to help you compare the cost of investing in the International Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the International Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the International Fund's operating expenses remain the same (taking into account the contractual expense waiver only in the first year).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Institutional Class	$[ ]	$[ ]	$[ ]	$[ ]
Investor Class	$[ ]	$[ ]	$[ ]	$[ ]

Table of Contents - Prospectus

Summary Section	Litman Gregory Masters International Fund

Portfolio Turnover

The International Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the International Fund are held in a taxable account as compared to shares in investment companies that hold investments for a longer period.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the International Fund’s performance.  During the most recent fiscal year, the International Fund’s portfolio turnover rate was [   ]% of the average value of its portfolio.

Principal Strategies

Litman Gregory, the advisor to the International Fund, believes that it is possible to identify international investment managers who, over a market cycle, will deliver superior returns relative to their peers.  Litman Gregory also believes that most stock pickers have a few select stocks in which they have a high degree of confidence.  In the case of certain skilled stock pickers, Litman Gregory believes that a portfolio of their “highest confidence” stocks will outperform their more diversified portfolios over a market cycle.

Based on these beliefs, the International Fund’s strategy is to engage a number of proven managers as sub-advisors (each a “manager” or “sub-advisor”), with each manager investing in the securities of companies that it believes have strong appreciation potential.  Under normal conditions, each sub-advisor manages a portion of the International Fund’s assets by independently managing a portfolio typically composed of between 8 and 15 stocks.  Under normal market conditions, the International Fund will invest at least 80% of its net assets in the securities of companies organized or located outside of the United States, including large-, mid-, and small-cap companies and companies located in emerging markets.  Each sub-advisor uses its own discretion to invest in any sized company it deems appropriate.  The managers have limited flexibility to invest in the securities of U.S. companies. By executing this strategy, the International Fund seeks to:

•	combine the efforts of several experienced, world-class international managers;

•	access the favorite stock-picking ideas of each manager at any point in time;

•
deliver a portfolio that is prudently diversified in terms of stocks (typically 60 to 105) and industries while still allowing each manager to run portfolio segments focused on only his favorite stocks; and

•	further diversify across different sized companies, countries, and stock-picking styles by including managers with a variety of stock-picking disciplines.

Generally, a security may be sold: (1) if the manager believes the security’s market price exceeds the manager’s estimate of intrinsic value; (2) if the manager’s view of the business fundamentals or management of the underlying company changes; (3) if a more attractive investment opportunity is found; (4) if general market conditions trigger a change in the manager’s assessment criteria; or (5) for other portfolio management reasons.  The International Fund’s managers may trade its portfolio frequently.

Principal Risks

Investment in stocks exposes shareholders of the International Fund to the risk of losing money if the value of the stocks held by the International Fund declines during the period an investor owns shares in the International Fund.  The following risks could affect the value of your investment:

•
Market Risk. As with all mutual funds that invest in common stocks, the value of an individual’s investment will fluctuate daily in response to the performance of the individual stocks held in the International Fund.  The stock market has been subject to significant volatility recently, which has increased the risks associated with an investment in the International Fund.

Table of Contents - Prospectus

•
Foreign Company and Emerging Markets Risk.  The International Fund will normally be invested in securities of companies based outside of the United States.  Foreign securities involve additional risks, including those related to currency-rate fluctuations, political and economic instability, differences in financial reporting standards, and less-strict regulation of securities markets.  These risks are greater in emerging markets.

•
Emerging Markets Risk.  The International Fund may invest a portion of its assets in emerging market countries.  Emerging market countries are those with immature economic and political structures, and investing in emerging markets entails greater risk than in developed markets.  Such risks could include those related to government dependence on a few industries or resources, government-imposed taxes on foreign investment or limits on the removal of capital from a country, unstable government, and volatile markets.

•
Smaller Companies Risk.  The International Fund may invest a portion of its assets in the securities of small- and mid-sized companies.  Securities of small- and mid-cap companies are generally more volatile and less liquid than the securities of large-cap companies.  This is because smaller companies may be more reliant on a few products, services or key personnel, which can make it riskier than investing in larger companies with more diverse product lines and structured management.

•
Portfolio Turnover Risk. High portfolio turnover involves correspondingly greater expenses to the International Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which may result in adverse tax consequences to the International Fund’s shareholders as compared to shareholders of investment companies that hold investments for a longer period.

•
Multi-Style Management Risk.  Because portions of the International Fund's assets are managed by different portfolio managers using different styles, the International Fund could experience overlapping security transactions. Certain portfolio managers may be purchasing securities at the same time other portfolio managers may be selling those same securities, which may lead to higher transaction expenses compared to a Fund using a single investment management style.

Performance

The following performance information provides some indication of the risks of investing in the International Fund.  The bar chart shows changes in the performance of the International Fund’s Institutional Class shares from year to year.  The table below shows how the International Fund’s average annual total returns of the Institutional Class and Investor Class for the 1-, 5- and 10-year periods compare to those of a broad-based market index and a secondary index.  Past performance, before and after taxes, does not necessarily indicate how the International Fund will perform in the future.  Updated performance information is available on the International Fund’s website at www.mastersfunds.com.

Table of Contents - Prospectus

Litman Gregory Masters International Fund – Institutional Class
Calendar Year Total Returns as of December 31,

During the periods shown above, the highest and lowest quarterly returns earned by the International Fund were:

Highest: 26.71% Quarter ended June 30, 2009

Lowest: -24.94% Quarter ended December 31, 2008

Average Annual Total Returns (for the periods ended December 31, 2013)
Litman Gregory Masters International Fund	One Year	Five Years	Ten Years
Institutional Class
Return Before Taxes	[ ]%	[ ]%	[ ]%
Return After Taxes on Distributions	[ ]%	[ ]%	[ ]%
Return After Taxes on Distributions and Sale of Fund Shares	[ ]%	[ ]%	[ ]%
Investor Class
Return Before Taxes	[ ]%	[ ]%	[ ]%
Russell Global Ex U.S. Index (reflects no deduction for fees, expenses or taxes)	[ ]%	[ ]%	[ ]%
S&P Global (ex U.S.) Large MidCap Index (reflects no deduction for fees, expenses or taxes)	[ ]%	[ ]%	[ ]%
Morningstar Foreign Large Blend Category	[ ]%	[ ]%	[ ]%
Lipper International Large-Cap Core Funds Index (reflects no deduction for fees, expenses or taxes)	[ ]%	[ ]%	[ ]%

The Russell Global Ex U.S. Index is replacing the S&P Global (ex U.S. Large MidCap Index as the primary benchmark for the International Fund.  The Morningstar Foreign Large Blend Category is replacing the Lipper International Large-Cap Core Funds Index as the secondary benchmark for the International Fund.

The International Fund’s Investor Class commenced operations on April 30, 2009.  Performance shown prior to the inception of the Investor Class reflects the performance of the Institutional Class, adjusted to reflect expenses applicable to Investor Class shares.

The International Fund’s after-tax returns as shown in the above table are calculated using the historical highest applicable individual federal marginal income tax rates for the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your tax situation and may differ from those shown.  If you own shares of the International Fund in a tax-deferred account, such as a 401(k) plan or an individual retirement account, after-tax returns shown are not relevant to your investment.  After-tax returns are shown for only the International Fund’s Institutional Class, and after-tax returns for the International Fund’s Investor Class will vary.  The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures because when a capital loss occurs upon the redemption of shares of the International Fund by an investor, a tax deduction is provided, which may benefit the investor, depending on the investor’s personal tax situation.

Table of Contents - Prospectus

Summary Section	Litman Gregory Masters International Fund

Management

Investment Advisor	Portfolio Manager	Managed the International Fund Since:

Litman Gregory Fund Advisors, LLC	Jeremy DeGroot, CFA, Chief Investment Officer and Co-Portfolio Manager	2005
	Rajat Jain, CFA, Senior Research Analyst and Co-Portfolio Manager	2014

Sub-Advisor	Portfolio Manager	Managed the International Fund Since:

Thornburg Investment Management, Inc.	Bill Fries, Co-Portfolio Manager	2003
	Vinson Walden, Co-Portfolio Manager	2008

Marsico Capital Management, LLC	James Gendelman, Portfolio Manager and Senior Analyst	2005

Harris Associates L.P.	David Herro, CFA, Vice President, Portfolio Manager and Chief Investment Officer, International Equity	1997

Third Avenue Management, LLC	Amit Wadhwaney, Portfolio Manager	2005

Northern Cross, LLC	Howard Appleby, CFA, Portfolio Manager	2007
	Jean-Francois Ducrest, Portfolio Manager	2007
	Jim LaTorre, CFA, Portfolio Manager	2007
	Edward E Wendell, Jr., Portfolio Manager(1)	2007

Lazard Asset Management LLC	Mark Little, Portfolio Manager/Analyst	2013

Wellington Management Company, LLP	Jean-Marc Berteaux, Portfolio Manager	2013
(1)	Edward E. Wendell Jr. will step down from his investment responsibilities on the Fund on June 30, 2014, before retiring from Northern Cross, LLC at the end of 2014.

For important information about the purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to the “Summary of Other Important Information Regarding the Funds” section on page 24 of this Prospectus.

Table of Contents - Prospectus

Summary Section	Litman Gregory Masters Smaller Companies Fund

Summary Section

Litman Gregory Masters Smaller Companies Fund

Investment Objective

The Litman Gregory Masters Smaller Companies Fund (the “Smaller Companies Fund”) seeks long-term growth of capital; that is, the increase in the value of your investment over the long term.

Fees and Expenses of the Smaller Companies Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Smaller Companies Fund.

Shareholder Fees (paid directly from your investment)
Institutional Class
Redemption Fee (as a percentage of amount redeemed within 180 days of purchase)	None

Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Institutional Class
Management Fees	1.14%
Other Expenses	[ . ]%
Total Annual Fund Operating Expenses	[ . ]%
Fee Waiver and/or Expense Reimbursement	-[ . ]%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1) (2)	[ . ]%
(1)
The Total Annual Fund Operating Expenses for the Smaller Companies Fund do not correlate to the Ratio of Expenses to Average Net Assets provided in the Financial Highlights section of this Prospectus, which reflects the additional 0.01% of expenses that Litman Gregory voluntarily waived.

(2)
Litman Gregory Fund Advisors, LLC ("Litman Gregory"), the advisor to the Smaller Companies Fund, has contractually agreed to waive a portion of its advisory fees so that after paying all of the sub-advisory fees, the net advisory fee as a percentage of the Smaller Companies Fund's daily net assets retained by Litman Gregory is 0.40% through April 30, 2015.  This agreement may be terminated at any time by the Board of Trustees of the Litman Gregory Funds Trust (the "Trust") upon sixty (60) days' written notice to Litman Gregory, and Litman Gregory may decline to renew this agreement by written notice to the Trust at least thirty (30) days before the agreement's annual expiration date.  Litman Gregory has waived its right to receive reimbursement of the portion of its advisory fees waived pursuant to this agreement.

Example

This example is intended to help you compare the cost of investing in the Smaller Companies Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Smaller Companies Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Smaller Companies Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Institutional Class	$[ ]	$[ ]	$[ ]	$[ ]

Portfolio Turnover

The Smaller Companies Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Smaller Companies Fund are held in a taxable account as compared to shares in investment companies that hold investments for a longer period.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Smaller Companies Fund’s performance.  During the most recent fiscal year, the Smaller Companies Fund’s portfolio turnover rate was [   ]% of the average value of its portfolio.

Table of Contents - Prospectus

Summary Section	Litman Gregory Masters Smaller Companies Fund

Principal Strategies

Litman Gregory Fund Advisors, LLC (“Litman Gregory”), the advisor to the Smaller Companies Fund, believes that it is possible to identify investment managers who, over a market cycle, will deliver superior returns relative to their peer groups.  Litman Gregory also believes that most stock pickers have a few select stocks in which they have a particularly high degree of confidence.  In the case of certain skilled stock pickers, Litman Gregory believes a portfolio of their “highest confidence” stocks will outperform their more diversified portfolios over a market cycle.

Based on these beliefs, the Smaller Companies Fund’s strategy is to engage a number of proven managers as sub-advisors (each a “manager” or “sub-advisor’), with each manager investing in the securities of smaller companies that it believes have strong appreciation potential.  Under normal conditions, each sub-advisor manages a portion of the Smaller Companies Fund’s assets by independently managing a portfolio typically composed of between 8 and 15 stocks.  Under normal market conditions, as determined by Litman Gregory and the Fund’s sub-advisors, the Smaller Companies Fund invests at least 80% of its net assets in securities of small- and mid-sized U.S. companies.  The managers have limited flexibility to invest in the securities of foreign companies, including emerging markets (up to 15% of the Smaller Companies Fund’s net assets may be invested in foreign securities).  By executing this strategy, the Smaller Companies Fund seeks to:

•	combine the efforts of several experienced, world-class managers;

•	access the favorite stock-picking ideas of each manager at any point in time;

•
deliver a portfolio that is prudently diversified in terms of stocks (typically 40 to 60) and industries while still allowing each manager to run portfolio segments focused on only his favorite stocks; and

•	further diversify across stock-picking styles by including managers with a variety of stock-picking disciplines.

Litman Gregory defines a “smaller company” as one whose market capitalization falls below the market capitalization of the largest company in the Russell 2500® Index, which, as of March 31, 2014, was $11.6 billion.  The Russell 2500® Index measures the performance of 2,500 small- and mid-sized companies with market capitalizations averaging $3.2 billion as of March 31, 2014.  Generally, Litman Gregory believes the majority of the Smaller Companies Fund’s holdings will typically fall within the range of the Russell 2000® Index, but the Smaller Companies Fund has the flexibility to hold mid-sized companies if the managers believe that holding these companies will lead to higher overall returns.  As of March 31, 2014, the largest company in the Russell 2000® Index had a market capitalization of $6.1 billion.

Generally, a security may be sold: (1) if the manager believes the security’s market price exceeds the manager’s estimate of intrinsic value; (2) if the manager’s view of the business fundamentals or management of the underlying company changes; (3) if a more attractive investment opportunity is found; (4) if general market conditions trigger a change in the manager’s assessment criteria; or (5) for other portfolio management reasons.  The Smaller Companies Fund’s investment managers may trade its portfolio frequently.

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Summary Section	Litman Gregory Masters Smaller Companies Fund

Principal Risks

Investment in stocks exposes shareholders of the Smaller Companies Fund to the risk of losing money if the value of the stocks held by the Smaller Companies Fund declines during the period an investor owns shares in the Smaller Companies Fund.  The following risks could affect the value of your investment:

•
Market Risk. As with all mutual funds that invest in common stocks, the value of an individual’s investment will fluctuate daily in response to the performance of the individual stocks held in the Smaller Companies Fund.  The stock market has been subject to significant volatility recently, which has increased the risks associated with an investment in the Smaller Companies Fund.

•
Smaller Companies Risk.  The Smaller Companies Fund may invest a portion of its assets in the securities of small- and, at times, mid-sized companies.  Securities of small-cap companies are generally more volatile and less liquid than the securities of large-cap companies.  This is because small companies may be more reliant on a few products, services or key personnel, which can make it riskier than investing in larger companies with more diverse product lines and structured management.

•
Portfolio Turnover Risk. High portfolio turnover involves correspondingly greater expenses to the Smaller Companies Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which may result in adverse tax consequences to the Smaller Companies Fund’s shareholders as compared to shareholders in investment companies that hold investments for a longer period.

•
Multi-Style Management Risk.  Because portions of the Smaller Companies Fund's assets are managed by different portfolio managers using different styles, the Smaller Companies Fund could experience overlapping security transactions. Certain portfolio managers may be purchasing securities at the same time other portfolio managers may be selling those same securities, which may lead to higher transaction expenses compared to a fund using a single investment management style.

Performance

The following performance information provides some indication of the risks of investing in the Smaller Companies Fund.  The bar chart shows changes in the performance of the Smaller Companies Fund’s Institutional Class shares from year to year.  The table below shows how the Smaller Companies Fund’s average annual total returns of the Institutional Class for the 1-year, 5-year and since inception periods compare to those of a broad-based market index and secondary index.  Past performance, before and after taxes, does not necessarily indicate how the Smaller Companies Fund will perform in the future.  Updated performance information is available on the Smaller Companies Fund’s website at www.mastersfunds.com.

Litman Gregory Masters Smaller Companies Fund – Institutional Class
Calendar Year Total Returns as of December 31,

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Summary Section	Litman Gregory Masters Smaller Companies Fund

During the period shown above, the highest and lowest quarterly returns earned by the Smaller Companies Fund were:

Highest: 31.77% Quarter ended June 30, 2009

Lowest: -28.14% Quarter ended December 31, 2008

Average Annual Total Returns (for the periods ended December 31, 2013)
Litman Gregory Masters Smaller Companies Fund	One Year	Five Years	Ten Years
Institutional Class
Return Before Taxes	[ . ]%	[ . ]%	[ . ]%
Return After Taxes on Distributions	[ . ]%	[ . ]%	[ . ]%
Return After Taxes on Distributions and Sale of Fund Shares	[ . ]%	[ . ]%	[ . ]%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	[ . ]%	[ . ]%	[ . ]%
Morningstar Small Blend Category	[ . ]%	[ . ]%	[ . ]%
Lipper Small-Cap Core Funds Index (reflects no deduction for fees, expenses or taxes)	[ . ]%	[ . ]%	[ . ]%

The Morningstar Small Blend Category is replacing the Lipper Small-Cap Core Funds Index as the secondary benchmark for the Smaller Companies Fund.

The Smaller Companies Fund’s after-tax returns as shown in the above table are calculated using the historical highest applicable individual federal marginal income tax rates for the period and do not reflect the impact of state and local taxes.  Your actual after-tax returns depend on your tax situation and may differ from those shown.  If you own shares of the Smaller Companies Fund in a tax-deferred account, such as a 401(k) plan or an individual retirement account, after-tax returns shown are not relevant to your investment.

Management

Investment Advisor	Portfolio Manager	Managed the Smaller Companies Fund Since:

Litman Gregory Fund Advisors, LLC	Jeremy DeGroot, CFA, Chief Investment Officer and Co-Portfolio Manager	2005
	Jack Chee, Senior Research Analyst and Co-Portfolio Manager	2014

Sub-Advisor	Portfolio Manager	Managed the Smaller Companies Fund Since:

Cove Street Capital, LLC	Jeff Bronchick, Principal, Portfolio Manager	2011

First Pacific Advisors, LLC	Dennis Bryan, Partner	2010

Turner Investments, L.P.	Frank Sustersic, CFA, Senior Portfolio Manager/Global Security Equity Analyst	2012

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Summary Section	Litman Gregory Masters Smaller Companies Fund

Sub-Advisor	Portfolio Manager	Managed the Smaller Companies Fund Since:

Wells Capital Management, Inc.	Richard Weiss, Senior Portfolio Advisor	2003

For important information about the purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to the “Summary of Other Important Information Regarding the Funds” section on page 24 of this Prospectus.

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Summary Section	Litman Gregory Masters Alternative Strategies Fund

Summary Section

Litman Gregory Masters Alternative Strategies Fund

Investment Objective

The Litman Gregory Masters Alternative Strategies Fund (the “Alternative Strategies Fund”) seeks to achieve long-term returns with lower risk and lower volatility than the stock market, and with relatively low correlation to stock and bond market indexes.

Fees and Expenses of the Alternative Strategies Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Alternative Strategies Fund.

Shareholder Fees (fees paid directly from your investment)
	Institutional Class	Investor Class
Redemption Fee (as a percentage of amount redeemed within 180 days of purchase)	None	2.00%

Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management Fees	1.40%	1.40%
Distribution and or Service (12b-1) Fees	None	0.25%
Other Expenses	[ . ]%	[ . ]%
Dividend and Interest Expense	[ . ]%	[ . ]%
Total Other Expenses	[ . ]%	[ . ]%
Total Annual Fund Operating Expenses	[ . ]%	[ . ]%
Fee Waiver and/or Expense Reimbursement (1)	-[ . ]%	-[ . ]%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	[ . ]%	[ . ]%
(1)
Litman Gregory Fund Advisors, LLC (“Litman Gregory”), the advisor to the Alternative Strategies Fund, has contractually agreed to waive a portion of the advisory fees and/or reimburse a portion of the Alternative Strategies Fund’s operating expenses (excluding any taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, borrowing costs (including commitment fees), dividend expenses, acquired fund fees and expenses and extraordinary expenses such as but not limited to litigation costs) through April 30, 2015 (unless otherwise sooner terminated) to ensure that the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement, exclusive of Dividend and Interest Expense, for the Institutional Class and the Investor Class will not exceed 1.49% and 1.74%, respectively. Operating expenses are a sum of Management Fees and Other Expenses but do not include Dividend and Interest expense which are a function of portfolio management strategies and will fluctuate. That agreement may be renewed after April 30, 2015 for periods not exceeding one year and may be terminated by the Board of Trustees (the “Board”) of Litman Gregory Funds Trust (the “Trust”) on sixty (60) days’ written notice to Litman Gregory. Litman Gregory may also decline to renew that agreement on thirty (30) days’ written notice to the Trust.  Any fee waiver or expense reimbursement made pursuant to that agreement is subject to the repayment by the Alternative Strategies Fund within three (3) years following the fiscal year in which the fee waiver or expense reimbursement occurred but only if the Alternative Strategies Fund is able to make the repayment without exceeding its current expense limitation and the repayment is approved by the Board.

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Summary Section	Litman Gregory Masters Alternative Strategies Fund

Example

This example is intended to help you compare the cost of investing in the Alternative Strategies Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Alternative Strategies Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Alternative Strategies Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Institutional Class	$[ ]	$[ ]	$[ ]	$[ ]
Investor Class	$[ ]	$[ ]	$[ ]	$[ ]

Portfolio Turnover

The Alternative Strategies Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Alternative Strategies Fund are held in a taxable account as compared to shares in investment companies that hold investments for a longer period.  These costs, which are not reflected in the annual fund operating expenses or in the example, will affect the Alternative Strategies Fund’s performance.  During the most recent fiscal period, the Alternative Strategies Fund’s portfolio turnover rate was [   ]% of the average value of its portfolio.

Principal Strategies

Litman Gregory, the advisor to the Alternative Strategies Fund, believes that it is possible to identify highly skilled and experienced investment managers who can successfully execute various investment approaches that target materially lower volatility than the stock market or that have a low correlation or low sensitivity to traditional investment strategies, or both, so that the overall performance of the Alternative Strategies Fund is not heavily dependent on steadily rising stock or bond market to earn its return over a market cycle. Furthermore, Litman Gregory believes that by allocating assets among multiple investment managers with different but complementary strategies it can further enhance the risk-adjusted return potential of an overall fund portfolio over a full market cycle.

Based on these beliefs, the Alternative Strategies Fund’s strategy is to engage a number of established investment managers as sub-advisors (each a “sub-advisor” or “manager”) to offer investors a mix of strategies that Litman Gregory believes offer risk-return characteristics that are attractive individually and even more compelling collectively.  The Alternative Strategies Fund is intended to be used by investors as a source of diversification for traditional stock and bond portfolios to reduce volatility and potentially enhance returns relative to various measures of risk.

Allocations among sub-advisors are based on a number of factors, including Litman Gregory’s expectation for the risk-adjusted return potential of each sub-advisor’s strategy and the impact on overall portfolio risk, with the objective of maximizing return subject to the goals of low volatility and relatively low correlation with broad financial markets, especially the stock market.  Litman Gregory may at times adjust the allocations of capital to sub-advisors if it believes there is a highly compelling tactical opportunity in a particular sub-advisor’s strategy. A tactical opportunity could represent the potential for an exceptional risk-adjusted return opportunity relative to the other strategies, or it may represent a superior risk reduction opportunity that could benefit the Alternative Strategies Fund’s overall portfolio. No strategy will be allocated less than 15% of portfolio assets or more than 35% of portfolio assets as measured at the time of allocation. It is possible that additional managers and strategies will be added to the Alternative Strategies Fund in the future.

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Summary Section	Litman Gregory Masters Alternative Strategies Fund

Sub-advisor strategies may seek to benefit from: opportunities to combine securities with differing risk characteristics; market inefficiencies; arbitrage opportunities; opportunities to provide liquidity; tactical opportunities in asset classes or securities; special situations such as spin offs; as well as other opportunities in areas such as real estate or managed futures.  In the aggregate, the managers can invest globally in stocks of companies of any size, domicile or market capitalization, government and corporate bonds and other fixed income securities and currencies, including short positions of any of the foregoing, within their respective segments of the Alternative Strategies Fund.  They may also invest in derivatives to manage risk or enhance return and can also utilize leverage to a limited degree.  Each of the managers may invest in illiquid securities; however, the Alternative Strategies Fund as a whole may not hold more than 15% of its net assets in illiquid securities.  In some cases, the sub-advisors may seek to replicate strategies they employ in their private (hedge) funds.  In other cases, the sub-advisors may seek to enhance strategies they run in other public funds by focusing on their highest conviction ideas to a greater extent or by pursuing certain aspects of their strategies with greater flexibility.  However, the Alternative Strategies Fund will only invest directly in portfolio securities selected by the sub-advisors and will not invest in any pooled investment vehicles or accounts managed by the sub-advisors.

Each sub-advisor will have an investment approach that generally focuses on a particular asset class or specific strategies. Currently, the strategies the sub-advisors focus on are as follows: (1) an arbitrage oriented strategy, (2) an opportunistic income strategy which will often focus on mortgage related securities, (3) a contrarian opportunity strategy that allows tactical investments throughout the capital structure (stocks and bonds), asset classes, market capitalization, industries and geographies, and (4) an absolute return fixed income strategy that focuses on the tactical allocation of long and short global fixed income opportunities and currencies.  Litman Gregory may hire sub-advisors that focus on other strategies in the future, and not all strategies that may be appropriate will be represented in the Alternative Strategies Fund’s portfolio at all times.

The sub-advisor that manages the arbitrage strategy seeks to generate long-term returns of at least mid-single-digits with low correlation to the equity and bond markets and may follow merger arbitrage, convertible arbitrage and capital structure arbitrage strategies.  This objective is pursued by investing in equity and debt securities of U.S. and non-U.S. companies that are impacted by corporate events such as mergers, acquisitions, restructurings, refinancings, recapitalizations, reorganizations or other special situations.

The sub-advisor that manages the opportunistic income strategy allocates investments to fixed income instruments and other investments with no limit on the duration of the portfolio.  The sub-advisor may invest in, without limitation, asset-backed securities; domestic and foreign corporate bonds, including high-yield bonds; municipal bonds; bonds or other obligations issued by domestic or foreign governments, including emerging markets countries; real estate investment trust (“REIT”) debt securities; and mortgage related securities.  When investing in mortgage-related securities, the sub-advisor may invest in obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government; collateralized mortgage obligations (“CMOs”) issued by domestic or foreign private issuers that represent an interest in or are collateralized by mortgage related securities issued by agencies or instrumentalities of the U.S. Government; commercial mortgage backed securities (“CMBS”); obligations issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or mortgage related securities without a government guarantee but typically with some form of private credit enhancement; “interest only” and “principal only” stripped mortgage securities; inverse floating rate securities; and debt or equity tranches of collateralized debt obligations collateralized by mortgage related securities.

The sub-advisor that manages the contrarian opportunity strategy focuses on investments that offer absolute rather than relative value.  The goal is to provide equity-like returns over longer periods (i.e., five to seven years) while protecting against the permanent loss of capital.  Attention is directed toward those companies offering the best combination of such quality criteria as strong market share, good management, and high normalized return on capital.

The sub-advisor that manages the absolute return fixed income strategy seeks to achieve positive total returns over a full market cycle with relatively low volatility.  The sub-advisor intends to pursue its objective by utilizing a flexible investment approach that allocates investments across a global range of investment opportunities related to credit, currencies and interest rates, while employing risk management strategies designed to mitigate downside risk.  Under normal market conditions, the sub-advisor may invest (1) up to 75% of the total assets allocated to it in below investment-grade fixed income securities and related derivatives; (2) up to 75% of the total assets allocated to it in investments denominated in non-U.S. currencies and related derivatives, including up to 50% in investments denominated in emerging market currencies and related derivatives; and (3) up to 20% of the total assets allocated to it in equity related securities and derivatives as measured at time of allocation.

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Summary Section	Litman Gregory Masters Alternative Strategies Fund

Principal Risks

As with all mutual funds, it is possible to lose money on an investment in the Alternative Strategies Fund. An investment in the Alternative Strategies Fund is not a deposit of any bank and is not guaranteed, endorsed or insured by any financial institution, government authority or the Federal Deposit Insurance Corporation (FDIC). The principal risks of investing in the Alternative Strategies Fund are:

•
Equity Securities Risk.  This is the risk that the value of equity securities may fluctuate, sometimes rapidly and unpredictably, due to factors affecting the general market, an entire industry or sector, or particular companies.  These factors include, without limitation, adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment; increases in production costs; and significant management decisions. This risk is greater for small- and medium-sized companies, which tend to be more vulnerable to adverse developments than larger companies.

•
Debt Securities Risk.   This is the risk that the value and liquidity of debt securities may be reduced under certain circumstances.  The value of debt securities can fluctuate in response to issuer activity and changes in general economic and credit market conditions, including changes in interest rates.  It is likely there will be less governmental action in the near future to maintain low interest rates.  The negative impact on debt securities from the resulting rate increases for that and other reasons could be swift and significant.  In recent years, dealer capacity in the debt and fixed income markets appears to have undergone fundamental changes, including a reduction in dealer market-making capacity.  These changes have the potential to decrease substantially liquidity and increase volatility in the debt and fixed income markets.

•
Below Investment-Grade Fixed Income Securities Risk.  This is the risk of investing in below investment-grade fixed income securities (also known as “junk bonds”), which may be greater than that of higher rated fixed income securities.  These securities are rated Ba through C by Moody’s Investors Service (“Moody’s”) or BB through D by Standard & Poor’s Rating Group (“S&P”) (or comparably rated by another nationally recognized statistical rating organization), or, if not rated by Moody’s or S&P, are considered by the sub-advisors to be of similar quality.  These securities have greater risk of default than higher rated securities.  The market value of these securities is more sensitive to corporate developments and economic conditions and can be volatile. Market conditions can diminish liquidity and make accurate valuations difficult to obtain.  There is no limit to the Alternative Strategies Fund’s ability to invest in below investment-grade fixed income securities; however, under normal market conditions, it does not expect to invest more than 50% of its total assets in below investment-grade fixed income securities.

•
Interest Rate Risk.  This is the risk that debt securities will decline in value because of changes in interest rates. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

•
Credit Risk. This is the risk that the Alternative Strategies Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty of a derivatives contract or other transaction, is unable or unwilling (or is perceived to be unable or unwilling) to make timely payment of principal and/or interest, or to otherwise honor its obligations.

•
Convertible Securities Risk.  This is the risk that the market value of convertible securities may fluctuate due to changes in, among other things, interest rates; other general economic conditions; industry fundamentals; market sentiment; the issuer’s operating results, financial statements, and credit ratings; and the market value of the underlying common or preferred stock.

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Summary Section	Litman Gregory Masters Alternative Strategies Fund

•	Capital Structure Arbitrage Risk. The perceived mispricing identified by the Adviser may not disappear or may even increase, in which case losses may be realized.

•
Convertible Arbitrage Risk.  Arbitrage strategies involve engaging in transactions that attempt to exploit price differences of identical, related or similar securities on different markets or in different forms. A Fund may realize losses or reduced rate of return if underlying relationships among securities in which investment positions are taken change in an adverse manner or a transaction is unexpectedly terminated or delayed. Trading to seek short-term capital appreciation can be expected to cause the Fund's portfolio turnover rate to be substantially higher than that of the average equity-oriented investment company, resulting in higher transaction costs and additional capital gains tax liabilities.

•
Mortgage-Backed Securities Risk.  This is the risk of investing in mortgaged-backed securities, which includes interest rate risk, prepayment risk and the risk of defaults on the mortgage loans underlying these securities.

•
Foreign Investment and Emerging Markets Risks.  This is the risk that an investment in foreign (non-U.S.) securities may cause the Alternative Strategies Fund to experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to factors such as currency conversion rate fluctuations, currency blockages, political and economic instability, differences in financial reporting, accounting and auditing standards, nationalization, expropriation or confiscatory taxation, and smaller and less-strict regulation of securities markets.  These risks are greater in emerging markets.  There is no limit to the Alternative Strategies Fund’s ability to invest in emerging market securities; however, under normal market conditions, it does not expect to invest more than 50% of its total assets in emerging market securities.

•
Currency Risk.  This is the risk that investing in foreign currencies may expose the Alternative Strategies Fund to fluctuations in currency exchange rates and that such fluctuations in the exchange rates may negatively affect an investment related to a currency or denominated in a foreign currency.  The Alternative Strategies Fund may invest in foreign currencies for investment and hedging purposes.

•
Leverage Risk.  This is the risk that leverage may cause the effect of an increase or decrease in the value of the Alternative Strategies Fund’s portfolio securities to be magnified and the Alternative Strategies Fund to be more volatile than if leverage was not used.  Leverage may result from certain transactions, including the use of derivatives and borrowing.

•
Derivatives Risk.  This is the risk that an investment in derivatives may not correlate completely to the performance of the underlying securities and may be volatile and that the insolvency of the counterparty to a derivative instrument could cause the Alternative Strategies Fund to lose all or substantially all of its investment in the derivative instrument, as well as the benefits derived therefrom.

•
Short Sale Risk.  This is the risk that the value of a security the Alternative Strategies Fund sells short does not go down as expected. The risk of loss is theoretically unlimited if the value of the security sold short continues to increase. In addition, short sales may cause the Alternative Strategies Fund to be compelled, at a time disadvantageous to it, to buy the security previously sold short, thus resulting in a loss. To meet current margin requirements, the Alternative Strategies Fund is required to deposit with the broker additional cash or securities so that the total deposit with the broker is maintained daily at 150% of the current market value of the securities sold short.

•	Merger Arbitrage Risk. This is the risk that a proposed reorganization in which the Alternative Strategies Fund invests may be renegotiated or terminated.

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Summary Section	Litman Gregory Masters Alternative Strategies Fund

•
Multi-Style Management Risk.  This is the risk that the Alternative Strategies Fund could experience overlapping security transactions as a result of having different portfolio managers using different strategies to manage the Alternative Strategies Fund’s assets.   Certain portfolio managers may be purchasing securities at the same time other portfolio managers may be selling those same securities, which may lead to higher transaction expenses compared to a fund using a single investment strategy.

•
Portfolio Turnover Risk.  This is the risk that the Alternative Strategies Fund may experience high portfolio turnover rates as a result of its investment strategies.  High portfolio turnover rates may indicate higher transaction costs and may result in higher taxes when shares of the Alternative Strategies Fund are held in a taxable account as compared to shares in investment companies that hold investments for a longer period.

•
Unfavorable Tax Treatment Risk:    This is the risk that a material portion of the Alternative Strategies Fund’s return could be in the form of net investment income or short-term capital gains, some of which may be distributed to shareholders and taxed at ordinary income tax rates.

Performance

The following performance information provides some indication of the risks of investing in the Alternative Strategies Fund.  The bar chart shows the performance of the Alternative Strategies Fund’s Institutional Class shares during its first two full calendar years of operations.  The table below shows how the Alternative Strategies Fund’s average annual total returns of the Institutional Class and Investor Class for the 1-year and since inception periods compare to those of a broad-based market index and two secondary indexes.  Past performance, before and after taxes, does not necessarily indicate how the Alternative Strategies Fund will perform in the future.  Updated performance information is available on the Alternative Strategies Fund’s website at www.mastersfunds.com.

Litman Gregory Masters Alternative Strategies Fund – Institutional Class
Calendar Year Total Returns as of December 31,

During the period shown above, the highest and lowest quarterly returns earned by the Alternative Strategies Fund were:

Highest: 4.07% Quarter ended March 31, 2012

Lowest: -0.19% Quarter ended June 30, 2012

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Summary Section	Litman Gregory Masters Alternative Strategies Fund

Average Annual Total Returns (for the periods ended December 31, 2013)
Litman Gregory Masters Alternative Strategies Fund	One Year	Since Fund Inception (9/30/2011)
Institutional Class
Return Before Taxes	[ . ]%	[ . ]%
Return After Taxes on Distributions	[ . ]%	[ . ]%
Return After Taxes on Distributions and Sale of Fund Shares	[ . ]%	[ . ]%
Investor Class Return Before Taxes	[ . ]%	[ . ]%
Barclay’s Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	[ . ]%	[ . ]%
Russell 1000 Index (reflects no deduction for fees, expenses or taxes)	[ . ]%	[ . ]%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	[ . ]%	[ . ]%
60/40 Blend of Barclays Agg & Russell 1000 Index (reflects no deduction for fees, expenses or taxes)	[ . ]%	[ . ]%
40/60 Blend of S&P 500 & Barclays Agg Bond Index (reflects no deduction for fees, expenses or taxes)	[ . ]%	[ . ]%

The S&P 500 Index is being replaced by the Russell 1000 Index as the primary benchmark for the Alternative Strategies Fund.  The 60/40 Blend of Barclays Agg & Russell 1000 Index is replacing the 40/60 Blend of S&P 500 & Barclays Agg Bond Index as the secondary benchmark for the Alternative Strategies Fund.

The Alternative Strategies Fund’s after-tax returns as shown in the above table are calculated using the historical highest applicable individual federal marginal income tax rates for the period and do not reflect the impact of state and local taxes.  Your actual after-tax returns depend on your tax situation and may differ from those shown.  If you own shares of the Alternative Strategies Fund in a tax-deferred account, such as a 401(k) plan or an individual retirement account after-tax returns shown are not relevant to your investment.  After-tax returns are shown for only the Alternative Strategies Fund’s Institutional Class, and after-tax returns for the Alternative Strategies Fund’s Investor Class will vary.

Management

Investment Advisor	Portfolio Manager	Managed the Alternative Strategies Fund Since:

Litman Gregory Fund Advisors, LLC	Jeremy DeGroot, CFA, Chief Investment Officer and Portfolio Manager	2011

Sub-Advisor	Portfolio Manager

DoubleLine Capital LP	Jeffrey Gundlach, Chief Executive Officer, Chief Investment Officer, Portfolio Manager	2011

First Pacific Advisors, LLC	Steven Romick, CFA, Managing Partner, Chief Investment Officer, Portfolio Manager	2011
	Brian Selmo, Portfolio Manager	2011
	Mark Landecker, Portfolio Manager	2011

Loomis Sayles and Company, LP	Matthew Eagan, CFA, Vice President and Portfolio Manager	2011
	Kevin Kearns, Vice President and Portfolio Manager	2011
	Todd Vandam, CFA, Vice President and Portfolio Manager	2011

Water Island Capital, LLC	John Orrico, President and Portfolio Manager	2011
	Todd Munn, Portfolio Manager	2011
	Roger Foltynowicz, Portfolio Manager	2011
	Gregg Loprete, Portfolio Manager	2011

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Summary Section	Litman Gregory Masters Alternative Strategies Fund

For important information about the purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to the “Summary of Other Important Information Regarding the Funds” section on page 24 of this Prospectus.

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Summary Section	All Funds

Summary of Other Important Information Regarding the Funds

Transaction Policies – All Funds

You may purchase, redeem or exchange Fund shares on any business day by written request via mail (Litman Gregory Funds Trust, c/o Boston Financial Data Services, P.O. Box 219922, Kansas City, MO 64121-9922), by wire transfer, by telephone at 1-800-960-0188, or through a financial intermediary.  The minimum initial and subsequent investment amounts for each Fund are shown below.

Fund/Type of Account	Minimum Initial Investment	Minimum Additional Investment	Minimum Account Balance
Smaller Companies Fund
Regular
- Institutional Class	$10,000	$250	$2,500
- Investor Class	$1,000	$100	$250
Retirement Account
- Institutional Class	$1,000	$100	$250
- Investor Class	$500	$100	$250
Automatic Investment Account
- Institutional Class	$2,500	$250	$2,500
- Investor Class	n/a	n/a	n/a

Equity Fund, International Fund, and Alternative Strategies Fund(1)
Regular
- Institutional Class	$100,000	$250	$2,500
- Investor Class	$1,000	$100	$250
Retirement Account
- Institutional Class	$5,000	$100	$250
- Investor Class	$500	$100	$250
Automatic Investment Account
- Institutional Class	$2,500	$250	$2,500
- Investor Class	$2,500	$250	$2,500

(1)
The minimum investment amounts may be waived or lowered for investments effected through banks and other institutions that have entered into arrangements with the Equity, International and Alternative Strategies Funds or the distributor of the Funds and for investments effected on a group basis by certain other entities and their employees, such as investments pursuant to a payroll deduction plan and asset-based or wrap programs.  Please consult your financial intermediary for information about minimum investment requirements.  The Equity, International and Alternative Strategies Funds reserve the right to change or waive the minimum initial and subsequent investment requirements at any time.

Tax Information – All Funds

Depending on the character of income distributed, the Funds’ distributions will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries – All Funds

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or the Advisor may pay the intermediary for the sale of Fund shares and related services.

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Summary Section	All Funds

These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

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Description of Principal Investment Risks

Description of Principal Investment Risks

All mutual funds carry a certain amount of risk.  The Funds’ returns will vary, and you could lose money on your investment in the Funds.  An investment in a Fund is not a deposit of a bank and is not insured, endorsed or guaranteed by any financial institution, the Federal Deposit Insurance Corporation (FDIC) or any other government agency.  The principal risks for each Fund are identified in the Funds’ Summary Sections and are described in further detail below.  Additional information about the principal risks is included in the Funds’ Statement of Additional Information (“SAI”).

Below Investment-Grade Fixed Income Securities Risk
Below investment-grade fixed income securities (also known as “junk bonds”) are considered speculative.  These securities are rated Ba through C by Moody’s Investors Service (“Moody’s”) or BB through D by Standard & Poor’s Rating Group (“S&P”) (or comparably rated by another nationally recognized statistical rating organization), or, if not rated by Moody’s or S&P, are considered by the sub-advisors to be of similar quality.  These securities may be subject to greater risks than those of higher rated fixed income securities, including greater risk of default. The market value of below investment-grade fixed income securities is more sensitive to individual corporate developments and economic changes than higher rated securities. Adverse publicity and investor perceptions, whether or not accurate, regarding below investment-grade fixed income securities may depress prices and diminish liquidity for such securities. The market for below investment-grade fixed income securities may be less active than the market for higher rated securities, which can adversely affect the price at which these securities may be sold. Less active markets may diminish the Alternative Strategies Fund’s ability to obtain accurate market quotations when valuing the portfolio securities and thereby giving rise to valuation risk. In addition, the Alternative Strategies Fund may incur additional expenses if a holding defaults and the Alternative Strategies Fund has to seek recovery of its principal investment. Below investment-grade fixed income securities may also present risks based on payment expectations. For example, these securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Alternative Strategies Fund would have to replace the security with a lower yielding security resulting in a decreased return for investors.  There is no limit to the Alternative Strategies Fund’s ability to invest in below investment-grade fixed income securities; however, under normal market conditions, it does not expect to invest more than 50% of its total assets in below investment-grade fixed income securities as measured at time of purchase.

Capital Structure Arbitrage Risk	The perceived mispricing identified by the Adviser may not disappear or may even increase, in which case losses may be realized.

Convertible Arbitrage Risk
Arbitrage strategies involve engaging in transactions that attempt to exploit price differences of identical, related or similar securities on different markets or in different forms. A Fund may realize losses or reduced rate of return if underlying relationships among securities in which investment positions are taken change in an adverse manner or a transaction is unexpectedly terminated or delayed. Trading to seek short-term capital appreciation can be expected to cause the Fund's portfolio turnover rate to be substantially higher than that of the average equity-oriented investment company, resulting in higher transaction costs and additional capital gains tax liabilities.

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Description of Principal Investment Risks

Convertible Securities Risk
Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Because convertible securities are higher in an issuer’s capital structure than equity securities, convertible securities are generally not as risky as the equity securities of the same issuer. However, convertible securities may gain or lose value due to changes in, among other things, interest rates; other general economic conditions; industry fundamentals; market sentiment; and the issuer’s operating results, financial statements and credit ratings.  The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

Credit Risk
Credit risk is the risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract or other transaction, is unable or unwilling (or is perceived to be unable or unwilling) to make timely payments of principal and/or interest, or to otherwise honor its obligations. The Alternative Strategies Fund will be subject to credit risks with respect to the counterparties of its derivative transactions. Many of the protections afforded to participants on organized exchanges, such as the performance guarantee of an exchange clearing house, are not available in connection with OTC derivative transactions, such as foreign currency transactions. As a result, in instances where the Alternative Strategies Fund enters into OTC derivative transactions, the Alternative Strategies Fund will be subject to the risk that its direct counterparties will not perform their obligations under the transactions and that the Alternative Strategies Fund will sustain losses or be unable to realize gains.

Currency Risk
The Alternative Strategies Fund may invest in foreign currencies for investment and hedging purposes.  All of the Funds may invest in foreign currencies for hedging purchases.  Investing in foreign currencies exposes the fund to fluctuations in currency exchange rates.  Fluctuations in the exchange rates between different currencies may negatively affect an investment. The Alternative Strategies Fund may be subject to currency risk because it may invest a significant portion of its assets in currency-related instruments, such as forward currency exchange contracts, foreign currency futures contracts, options on foreign currencies and foreign currency futures, cross-currency instruments (such as swaps) and direct investments in foreign currencies. The Alternative Strategies Fund also is subject to currency risk because it may invest in securities or other instruments denominated in, or receive revenues in, foreign currencies. The sub-advisors may elect not to hedge currency risk, which may cause the Alternative Strategies Fund to incur losses that would not have been incurred had the risk been hedged.

Debt Securities Risk
The value and liquidity of debt securities may be reduced under certain circumstances. The value of debt securities can fluctuate, sometimes rapidly, in response to issuer activity and changes in general economic and credit market conditions, including changes in interest rates. The prices of debt securities can be volatile, and there can be severe limitations in the ability to value or sell certain debt securities, including those that are of higher credit quality, during periods of reduced credit market liquidity such as the one that the market experienced in 2008 and 2009.

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Description of Principal Investment Risks

Derivatives Risk
Some of the instruments in which the Alternative Strategies Fund may invest may be referred to as “derivatives,” because their value “derives” from the value of an underlying asset, reference rate or index. These instruments include options, futures contracts, forward currency contracts, swap agreements and similar instruments. The market value of derivative instruments and securities sometimes is more volatile than that of other instruments, and each type of derivative instrument may have its own special risks.  Some OTC derivative instruments may expose the Alternative Strategies Fund to the credit risk of its counterparty. In the event the counterparty to such a derivative instrument becomes insolvent, the Alternative Strategies Fund may lose all or substantially all of its investment in the derivative instrument, as well as the benefits derived therefrom.  Investing for hedging purposes or to increase the Alternative Strategies Fund’s return may result in certain additional transaction costs that may reduce the Alternative Strategies Fund’s performance. In addition, when used for hedging purposes, no assurance can be given that each derivative position will achieve a close correlation with the security or currency against which it is being hedged, or that a particular derivative position will be available when sought by the sub-advisors. While hedging strategies involving derivatives can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other investments of the Alternative Strategies Fund. Certain derivatives may create a risk of loss greater than the amount invested.

Distressed Companies Risk
Investments in distressed companies typically involve the purchase of high-yield bonds, or comparable unrated debt securities, or the purchase of direct indebtedness (or participations in the indebtedness) of such companies.  Indebtedness generally represents a specific commercial loan or portion of a loan made to a company by a financial institution such as a bank or insurance company.  Loan participations represent fractional interests in a company’s indebtedness and are generally made available by banks or insurance companies.  By purchasing all or a part of a company’s direct indebtedness, a Fund, in effect, steps into the shoes of the lender. If the loan is secured, the Fund will have a priority claim to the assets of the company ahead of unsecured creditors and stockholders.  A Fund also may purchase trade claims and other similar direct obligations or claims against companies in bankruptcy.  Trade claims are generally purchased from creditors of the bankrupt company and typically represent money due to a supplier of goods or services to the company.

The purchase of indebtedness or loan participations of a troubled company always involves the risk as to the creditworthiness of the issuer and the possibility that principal invested may be lost.  Purchasers of participations, such as a Fund, must rely on the financial institution issuing the participation to assert any rights against the borrower with respect to the underlying indebtedness.  In addition, a Fund takes on the risk as to the creditworthiness of the bank or other financial intermediary issuing the participation, as well as that of the company issuing the underlying indebtedness.  When a Fund purchases a trade claim, there is no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim.

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Description of Principal Investment Risks

Emerging Markets Risk
Emerging market countries are those with immature economic and political structures, and investing in emerging markets entails greater risk than in developed markets.  Emerging markets may be under-capitalized, have less developed legal and financial systems or have less stable currencies than markets in the developed world.  Emerging market securities are securities that are issued by companies with their principal place of business or principal office in an emerging market country; or securities issued by companies for which the principal securities trading market is an emerging market country.  Emerging market securities typically present even greater exposure to the risks described under “Foreign Company Risk” and may be particularly sensitive to certain economic changes.  For example, emerging market countries are more often dependent on international trade and are therefore often vulnerable to recessions in other countries.  Emerging markets may have obsolete financial systems and volatile currencies, and may be more sensitive than more mature markets to a variety of economic factors.  Emerging market securities also may be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

Equity Securities Risk
The value of equity securities may fluctuate, sometimes rapidly and unexpectedly, due to various factors, including factors affecting the general market, such as adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, and factors directly related to a specific company, such as significant decisions made by its management. Certain equity securities may decline in value even during periods when the prices of equity securities in general are rising, or may not perform as well as the market in general. The prices of equity securities may also experience greater volatility during periods of challenging market conditions such as the one that the market recently experienced. This risk is greater for small- and medium-sized companies, which tend to be more vulnerable to adverse developments than larger companies.

Interest Rate Risk
Changes in interest rates may cause the value of debt securities to decline. Generally, the value of debt securities rise when prevailing interest rates fall, and fall when prevailing interest rates rise.  A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

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Description of Principal Investment Risks

Foreign Investment and Emerging Markets Risks
Investing in foreign (non-U.S) securities may expose the Funds to risks not typically associated with U.S. investments. These risks include, among others, adverse fluctuations in currency conversion rate, currency blockages, and adverse political, social and economic developments affecting a foreign country. In addition, foreign securities may have less publicly available information and may be more volatile and/or less liquid. Investments in foreign securities could also be affected by factors such as differences in financial reporting, accounting and auditing standards, nationalization, expropriation or confiscatory taxation, smaller and less-strict regulation of securities markets, restrictions on receiving investment proceeds from a foreign country, and potential difficulties in enforcing contractual obligations. These risks are greater in the emerging markets.  There is no limit to the Alternative Strategies Fund’s ability to invest in emerging market securities; however, under normal market conditions, it does not expect to invest more than 50% of its total assets in emerging market securities.

Leverage Risk
Leverage may result from certain transactions, including the use of derivatives and borrowing. Although leverage creates an opportunity for increased income and gain, it also creates certain risks. For example, the use of leverage may cause the effect of an increase or decrease in the value of the Alternative Strategies Fund’s portfolio securities to be magnified and the Alternative Strategies Fund to be more volatile than if leverage was not used.  Under normal circumstances, the Alternative Strategies Fund may borrow amounts up to one third of the value of its total assets except that it may exceed this limit to satisfy redemption requests or for other temporary purposes.

Market Risk
The market prices of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably.  Securities may decline in value or become illiquid due to factors affecting securities markets generally or particular industries represented in the securities markets.  The value or liquidity of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally.  Securities may also decline or become illiquid due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.  During a general downturn in the securities markets, multiple asset classes may decline or become illiquid in value simultaneously.

Merger Arbitrage Risk
Merger arbitrage seeks to profit from the successful completion of mergers, takeovers, tender offers, leveraged buyouts, spin offs, liquidations and other corporate reorganizations (each, a “deal”).  The success of merger arbitrage depends on the discount between the deal price and the price of the target company’s stock after the deal is announced but before it is closed.  If a proposed reorganization in which the Alternative Strategies Fund invests is renegotiated or terminated, the Alternative Strategies Fund may suffer a loss.

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Description of Principal Investment Risks

Mortgage-Backed Securities Risk
Mortgage-backed securities represent participation interests in pools of residential mortgage loans purchased from individual lenders by a federal agency or originated and issued by private lenders. The values of some mortgage-backed securities may expose the Alternative Strategies Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates are declining, the value of mortgage related-securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.  Mortgage-backed securities that are collateralized by a portfolio of mortgages or mortgage-related securities depend on the payments of principal and interest made by or through the underlying assets, which may not be sufficient to meet the payment obligations of the mortgage-backed securities.

Multi-Style Management Risk
Because portions of a Fund's assets are managed by different portfolio managers using different styles/strategies, a Fund could experience overlapping security transactions. Certain portfolio managers may be purchasing securities at the same time that other portfolio managers may be selling those same securities, which may lead to higher transaction expenses compared to a Fund using a single investment management style.  Litman Gregory’s and the sub-advisors’ judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which a Fund invests may prove to be incorrect, and there is no guarantee that Litman Gregory’s judgment will produce the desired results.  In addition, a Fund may allocate its assets so as to under- or over-emphasize certain strategies or investments under market conditions that are not optimal, in which case the Fund’s value may be adversely affected.

Non-Diversification Risk
A non-diversified Fund may hold larger positions in a smaller number of individual securities than a diversified fund.  A probable result of non-diversification is that increases or decreases in the value of any of the individual securities owned by a Fund may have a greater impact on the Fund’s net asset value (“NAV”) and total return than would be the case in a diversified fund holding a larger number of securities. This may make a Fund’s performance more volatile than would be the case if it had a diversified investment portfolio.

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Description of Principal Investment Risks

Portfolio Turnover Risk
High portfolio turnover involves correspondingly greater expenses, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which may result in adverse tax consequences to a Fund’s shareholders.  Certain of a Fund’s investment strategies may result in it having higher portfolio turnover rates. Higher portfolio turnover may cause a Fund to experience increased transaction costs, dealer markups, brokerage expenses and other acquisition costs, and may cause shareholders to incur increased taxes on their investment in a Fund as compared to shareholders in investment companies that hold investments for longer periods. The portfolio managers do not consider portfolio turnover rate a limiting factor in making investment decisions on behalf of a Fund consistent with its investment objective and policies. Variations in portfolio turnover rates may be due to fluctuations in shareholder purchase, exchange and redemption transactions, market conditions or changes in the portfolio manager’s outlook.

Short Sale Risk
The Alternative Strategies Fund may suffer a loss if it sells a security short and the value of the security does not go down as expected.  The risk of loss is theoretically unlimited if the value of the security sold short continues to increase. Short sales expose the Alternative Strategies Fund to the risk that it may be compelled to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Alternative Strategies Fund. The Alternative Strategies Fund’s investment performance may also suffer if it is required to close out a short position earlier than it had intended. In addition, the Alternative Strategies Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing. These expenses may negatively impact the performance of the Alternative Strategies Fund.  To meet current margin requirements, the Alternative Strategies Fund is required to deposit with the broker additional cash or securities so that the total deposit with the broker is maintained daily at 150% of the current market value of the securities sold short.

Smaller Companies Risk
Securities of companies with smaller market capitalizations are generally more volatile and less liquid than the securities of large-capitalization companies.  Small- and mid-sized companies may be more reliant on a few products, services or key personnel, which can make it riskier than investing in larger companies with more diverse product lines and structured management.  Smaller companies may have no or relatively short operating histories or may be newer public companies.  Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies, which pose additional risks.

Unfavorable Tax Treatment Risk
Various types of investments in which the Alternative Strategies Fund may invest, including derivatives, mortgage related securities, and REITs, may cause the Alternative Strategies Fund’s returns to be in the form of net investment income or short-term capital gains, some of which may be distributed to shareholders and taxed at ordinary income tax rates.

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Fund Management and Investment Styles	The Adviser, Multi-Manager Issues & Fees

Fund Management and Investment Styles

The Advisor

The Funds are managed by Litman Gregory Fund Advisors, LLC (“Litman Gregory”), 4 Orinda Way, Orinda, California 94563.  Litman Gregory has overall responsibility for assets under management, recommends the selection of managers as sub-advisors of the Funds (each, a “manager” or “sub-advisor”) to the Board of Trustees (the “Board”) of the Litman Gregory Funds Trust (the “Trust”), evaluates the performance of the managers, monitors changes at the managers’ organizations that may impact their abilities to deliver superior future performance, determines when to rebalance the managers’ assets and the amount of cash equivalents (if any) that may be held in addition to cash in each of the managers’ sub-portfolios, coordinates with the managers with respect to diversification and tax issues and oversees the operational aspects of the Funds.

Kenneth E. Gregory is a Trustee and Chairman of the Trust. Gregory is also Chairman of Litman Gregory and a Principal and Member and serves on the management committee of Litman Gregory Asset Management, LLC (“LGAM”), a research-oriented money management firm that wholly owns, and provides research to, Litman Gregory.  Gregory co-founded LGAM in 1987.  LGAM also owns Litman Gregory Analytics, the publisher of AdvisorIntelligence.com, a web-based investment research service and conducts research on financial markets and mutual funds. Gregory has been in the investment business since 1979, and he has an MBA from the University of Michigan’s Ross School of Business.

Jeremy DeGroot, CFA, is a Trustee and President of the Trust, the Portfolio Manager of the Alternative Strategies Fund, and a Co-Portfolio Manager of the Equity Fund, International Fund, and Smaller Companies Fund.  He is also a Principal and Member of LGAM and serves as its Chief Investment Officer.  Prior to joining LGAM in 1999, DeGroot was a Manager in KPMG Peat Marwick's Economic Consulting Services practice from 1998.  From 1989 to 1997, he was a Senior Economist with the Law & Economics Consulting Group, Inc., providing economics and financial analysis to Fortune 500 clients.  He has a Master’s degree in Economics from the University of California Berkeley.

Jack Chee is an Assistant Secretary of the Trust and the Co-Portfolio Manager of the Equity Fund, the International Fund and the Smaller Companies Fund.  He is also a Principal and Member of LGAM and serves as a Senior Research Analyst.  Prior to joining LGAM in 2000, Chee was a Mutual Fund Analyst with Value Line Mutual Fund Survey.  He is a graduate of Drexel University (BS – Mechanical Engineering).

Rajat Jain is an Assistant Secretary of the Trust and the Co-Portfolio Manager of the Equity Fund, the International Fund and the Smaller Companies Fund.  He is also a Principal and Member of LGAM and serves as a Senior Research Analyst.  Prior to joining LGAM in 2003, Jain was a Vice President with Montgomery Asset Management and was an Associate Director with BARRA Rogers Casey.  He is a graduate of St. Stephens College (BS – Physics) and the University of South Carolina (MBA).

Together, DeGroot, Chee and Jain are responsible for monitoring the day-to-day activities of the portfolio managers and overseeing all aspects of Litman Gregory’s responsibilities with respect to the Funds.

Asset Level Limitations

Litman Gregory believes that high levels of assets under management can be detrimental to certain investment strategies.  Litman Gregory also believes that relatively low levels of assets under management can provide flexibility to skilled stock pickers that under certain circumstances may contribute positively to returns. It is Litman Gregory’s belief that asset levels are particularly relevant to the Funds given their concentrated investment strategy.  Because of this belief, each of the Funds may be closed to new shareholders, with certain exceptions approved by the Board, at asset levels that Litman Gregory and the sub-advisors believe to be optimal in allowing for a high degree of flexibility on a per-sub-advisor basis.  Alternatively, additional sub-advisors may be added to the Funds to expand capacity in order to avoid closing to new shareholders or to avoid “hard closing” to existing shareholders.  Litman Gregory will add a new sub-advisor only if, in its opinion, the sub-advisor has the exceptional stock-picking skill and other traits Litman Gregory requires of the existing managers.

Sub-Advisor Evaluation and Selection

Litman Gregory is responsible for hiring and replacing sub-advisors. Before hiring a sub-advisor, Litman Gregory performs extensive due diligence.  This includes quantitative and qualitative analysis, including (but not limited to) an evaluation of: the investment process, the consistency of its execution and discipline; individual holdings; strategies employed, past mistakes, risk controls, team depth and quality; operations and compliance; and business focus and vision.  Litman Gregory’s evaluation process includes review of literature and documents, quantitative historical performance evaluation, extensive discussions with members of the investment team and firm management and background checks through industry contacts.  Each of the sub-advisor’s management fee is also an important consideration.  It is Litman Gregory’s objective to hire sub-advisors who it believes are skilled and can deliver strong market cycle returns when taking risk into account. Litman Gregory will favor managers who it believes focus on markets or investment strategies that are inherently low risk on an absolute basis or relative to their return potential; and managers who have a clearly risk-sensitive mindset in executing their portfolio strategy. Generally, Litman Gregory prefers managers who it believes will be able to add value through security selection and from tactical allocations to securities, markets or strategies at times when it believes such allocations are compelling from a risk/return perspective.  Litman Gregory is responsible for the general overall supervision of the sub-advisors along with allocating the portfolio's assets for their investment decisions as well as rebalancing the portfolio as necessary from time to time.

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Fund Management and Investment Styles	The Adviser, Multi-Manager Issues & Fees

Multi-Manager Issues

More on Multi-Style Management:  The investment methods used by the managers in selecting securities for the Funds vary.  The segment of each Fund’s portfolio managed by a manager will, under normal circumstances, differ from the segments managed by the other managers with respect to portfolio composition, turnover, issuer capitalization and issuer financial condition.  Because selections are made independently by each manager, it is possible that a security held by one portfolio segment may also be held by other portfolio segments of the Funds or that several managers may simultaneously favor the same industry segment.  Litman Gregory monitors the overall portfolio on an ongoing basis to ensure that such overlaps do not create an unintended industry concentration or result in lack of diversification.

Litman Gregory is responsible for establishing the target allocation of Fund assets to each manager and may adjust the target allocations at its discretion.  Market performance may result in allocation drift among the managers of a Fund.  Litman Gregory is responsible for periodically rebalancing the portfolios, the timing and degree of which will be determined by Litman Gregory.  Each manager independently selects the brokers and dealers to execute transactions for the segment of a Fund being managed by that manager.  The Advisor may at its discretion allow a manager to hold fewer or more than the specified number of holdings in its portfolio.  The number of holdings may be the result of a manager’s investment decision, an involuntary spin-off by one of the companies held in the portfolio, the payment of a stock dividend or split in a separate class of stock, or a timing mismatch when buying or selling a portfolio security while selling or establishing a position in an existing security.

At times, allocation adjustments in the Alternative Strategies Fund may be considered tactical with over- or under-allocations to certain managers based on Litman Gregory’s assessment of the risk and return potential of each manager’s strategy at that point in time.  Manager allocations are also influenced by each manager’s historical returns and volatility, which are assessed by examining the performance of strategies run by the managers in their private (hedge) funds or other accounts that Litman Gregory believes to be similar to those that will be used for the Fund.  Litman Gregory has analyzed the individual and combined performance of the Alternative Strategies’ managers in a variety of investment environments, including the 2008 financial crisis as well as other types of positive and negative market environments.

In the event a manager ceases to manage a segment of a Fund’s portfolio, Litman Gregory will select a replacement manager or allocate the assets among the remaining managers.  The securities that were held in the departing manager’s segment of the Fund’s portfolio may be allocated to and retained by another manager of the Fund or will be liquidated in an orderly manner, taking into account various factors, which may include but are not limited to the market for the security and the potential tax consequences.  Litman Gregory may also add additional managers in order to increase Fund diversification or capacity.

The SAI provides additional information about the compensation of each portfolio manager at each sub-advisor, other accounts managed by each portfolio manager, and each such portfolio manager’s ownership of securities of the Funds.

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Fund Management and Investment Styles	The Adviser, Multi-Manager Issues & Fees

Temporary Defensive Positions:  Under unusual market conditions or for temporary defensive purposes, each Fund’s total assets may be invested in short-term, high-quality debt securities.  Defensive positions may be initiated by the individual portfolio managers or by Litman Gregory.

Multi-Manager Exemptive Order:  Litman Gregory has obtained an exemptive order from the SEC, which permits it, subject to certain conditions, to select new managers with the approval of the Board only and without shareholder approval.  The order also permits Litman Gregory to change the terms of agreements with the managers or to continue the employment of a manager after an event that would otherwise cause the automatic termination of services. Shareholders must be notified of any manager changes.  Shareholders have the right to terminate arrangements with a manager for a Fund by vote of a majority of the outstanding shares of that Fund.  The order also permits a Fund to disclose managers’ fees only in the aggregate in its registration statement.

Portfolio Holdings Information

A description of the Funds’ policies and procedures regarding disclosure of the Funds’ portfolio holdings can be found in the SAI, which can be obtained free of charge by contacting the Funds’ transfer agent at 1-800-960-0188.

Advisory Fees

Each Fund pays a monthly investment advisory fee to Litman Gregory based on that Fund’s average daily net assets.  The table below illustrates the base fees paid to Litman Gregory along with reduced fees paid on assets in excess of certain levels (breakpoints).

Fund	Advisory Fee (as a percentage of net assets)
Equity Fund	First $750 million	1.10%
	Over $750 million	1.00%
International Fund	First $1 billion	1.10%
	Over $1 billion	1.00%
Smaller Companies Fund	First $450 million	1.14%
	Over $450 million	1.04%
Alternative Strategies Fund	Up to $2 billion	1.40%
	Between $2 and $3 billion	1.30%
	Between $3 and $4 billion	1.25%
	Excess over $4 billion	1.20%

Litman Gregory, not the Funds, is responsible for payment of the sub-advisory fees to the managers, each of whom is compensated monthly on the basis of the assets committed to its individual discretion.  As of December 31, 2013, based on the assets of each Fund and the asset allocation targets, Litman Gregory pays fees to the sub-advisors as follows, which may change in the future because assets and allocations will fluctuate:

Fund	Aggregate Annual Fee Rates Litman Gregory Pays to Sub-Advisors
Equity Fund	0.61%
International Fund	0.52%
Smaller Companies Fund	0.65%
Alternative Strategies Fund	0.83%

Through April 30, 2015, Litman Gregory has contractually agreed to waive a portion of its advisory fees for the Equity Fund, International Fund, and Smaller Companies Fund as follows:  for each of the Equity Fund, and Smaller Companies Fund, Litman Gregory has agreed to waive a portion of its advisory fees so that after paying all of the sub-advisory fees, the net advisory fee as a percentage of the respective Fund’s daily net assets retained by Litman Gregory is 0.40%; and for the International Fund, Litman Gregory has agreed to waive a portion of its advisory fees so that after paying all of the sub-advisory fees, the net advisory fee as a percentage of the International Fund’s daily net assets retained by Litman Gregory is 0.40% on the first $1 billion of the International Fund’s assets and 0.30% for assets over $1 billion.  Litman Gregory also voluntarily waives a portion of its advisory fee from time to time.  Litman Gregory has agreed not to seek recoupment of any advisory fee waived.

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Fund Management and Investment Styles	The Adviser, Multi-Manager Issues & Fees

Litman Gregory has also contractually agreed to waive a portion of its advisory fees and/or reimburse a portion of the Alternative Strategies Fund’s operating expenses through April 30, 2015 (unless otherwise sooner terminated) to ensure that the Alternative Strategies Fund’s total annual fund operating expenses after fee waiver and/or expense reimbursement will not exceed 1.49% and 1.74% on the daily net assets attributable to the Institutional Class and the Investor Class, respectively.  This expense waiver is subject to possible recoupment from the Alternative Strategies Fund in the future by Litman Gregory on a rolling three-year basis (i.e., within three years following the fiscal year in which the fees were waived or the expenses were reimbursed) if such recoupment can be achieved within the foregoing expense limits and the recoupment is approved by the Board.  Operating expenses referred to in this paragraph exclude any taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, borrowing costs (including commitment fees), dividend expenses, acquired fund fees and expenses and extraordinary expenses such as but not limited to litigation costs.

In 2013, the advisory fees paid and net fees retained by Litman Gregory with respect to the Funds, after fee waivers and breakpoint adjustments, were as follows:

Fund	2013 Advisory Fees Paid by the Fund after Fee Waivers	2013 Aggregate Sub-Advisory Fees Paid by Litman Gregory to Sub-Advisors	2013 Net Fees Retained by Litman Gregory after Fee Waivers and Payments to Sub-Advisors
Equity Fund	[ . ]%	[ . ]%	[ . ]%
International Fund	[ . ]%	[ . ]%	[ . ]%
Smaller Companies Fund	[ . ]%	[ . ]%	[ . ]%
Alternative Strategies Fund	[ . ]%	[ . ]%	[ . ]%

A discussion regarding the Board’s basis for approving the Funds’ investment advisory agreements with Litman Gregory and each sub-advisor is included in the Funds’ Annual Report to Shareholders for the fiscal year ended December 31, 2013.

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Fund Management and Investment Styles	Litman Gregory Masters Equity Fund

Litman Gregory Masters Equity Fund – Sub-Advisors

The Equity Fund’s six sub-advisors emphasize different stock-picking styles and invest in stocks spanning a range of market capitalizations.  Litman Gregory believes that during any given year certain stock-picking styles will generate higher returns than comparable market indexes, while others will lag.  By including a variety of stock-picking styles in this single mutual fund, Litman Gregory believes that the variability and volatility of returns can be lessened.

Litman Gregory’s strategy is to allocate the portfolio’s assets among the managers who, based on Litman Gregory’s research, are judged to be among the best in their respective style groups.  The sub-advisors manage their individual portfolio segments by building a focused portfolio representing their highest-confidence stocks.  Under normal conditions, the Equity Fund invests at least 80% of the Equity Fund’s net assets in equity securities.  This investment policy may be changed by the Board without shareholder approval, but shareholders would be given at least 60 days’ notice if any change occurs.  Under normal conditions, each manager’s portfolio segment typically includes a minimum of 5 and a maximum of 15 securities.  A manager may occasionally hold more than 15 securities.  Though the total number of securities the Equity Fund may hold at any point in time will vary, it is generally expected that the Equity Fund will hold between 60 and 100 securities.  The target allocation of assets to the managers was designed with the specific objective of maintaining significant exposure to stocks of large- and mid-sized companies with a greater emphasis on U.S. domiciled companies.

The following table provides a description of the Equity Fund’s six sub-advisors and their target levels of assets.  Asset levels will fluctuate and it is at the discretion of Litman Gregory to re-balance the manager allocations.  A detailed discussion of the management structure of the Equity Fund follows the table.

PORTFOLIO MANAGER(S)/ SUB-ADVISOR	TARGET MANAGER ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK-PICKING STYLE
Christopher Davis Davis Selected Advisers, L.P.	15%	Mostly large companies	Blend
Pat English Andrew Ramer Fiduciary Management, Inc.	15%	All sizes	Blend
Clyde McGregor Harris Associates L.P.	15%	All sizes but mostly large- and mid-sized companies	Value
Bill Nygren Harris Associates, L.P.	15%	Mostly large and mid-sized companies	Value
Scott Moore Nuance Investments, LLC	10%	All sizes	Value
Frank Sands, Jr. A. Michael Sramek Sands Capital Management, LLC	17%	All sizes but mostly large- and mid-size companies	Growth

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PORTFOLIO MANAGER(S)/ SUB-ADVISOR	TARGET MANAGER ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK-PICKING STYLE
Richard Weiss Wells Capital Management, Inc.	13%	All sizes but mostly small- and mid-sized companies	Blend

Litman Gregory Masters Equity Fund Portfolio Managers

Christopher Davis
Davis Selected Advisers, L.P.
2949 East Elvira Road, Suite 101
Tucson, AZ  85756

Christopher C. Davis is the portfolio manager for the segment of the Equity Fund’s assets managed by Davis Selected Advisers, L.P. (“Davis Advisors”).  Davis has served as a Portfolio Manager of Davis New York Venture Fund since October 1995, and also manages other equity funds advised by Davis Advisors.  Davis served as Assistant Portfolio Manager and Research Analyst working with Shelby M.C. Davis from September 1989 through September 1995. Davis Advisors has been a sub-advisor to the Equity Fund since 1996.

Approximately 15% of the Equity Fund’s assets are managed by Davis. Davis Advisors manages equity funds using the “Davis Investment Discipline.” Davis Advisors conducts extensive research to try to identify businesses that possess characteristics it believes foster the creation of long-term value, such as proven management, a durable franchise and business model, and sustainable competitive advantages. Davis Advisors aims to invest in such businesses when they are trading at a discount to their intrinsic worth. Davis Advisors emphasizes individual stock selection and believes that the ability to evaluate management is critical. Davis Advisors routinely visits management teams at their places of business in order to gain insight into the relative value of different businesses. Such research, however rigorous, involves predictions and forecasts that are inherently uncertain.

Over the years, Davis Advisors has developed a list of characteristics that it believes help companies to create shareholder value over the long term and manage risk. While few companies possess all of these characteristics at any given time, Davis Advisors searches for companies that demonstrate a majority or an appropriate mix of the following characteristics:

First-Class Management
• Proven track record
• Significant alignment of interests in business
• Intelligent application of capital

Strong Financial Condition and Satisfactory Profitability
• Strong balance sheet
• Low cost structure
• High returns on capital

Strong Competitive Positioning
• Non-obsolescent products / services
• Dominant or growing market share
• Global presence and brand names

After determining which companies it wishes to invest in, Davis Advisors then turns its analysis to determining the intrinsic value of those companies’ common stocks. Davis Advisors seeks common stocks that can be purchased at attractive valuations relative to their intrinsic value. Davis Advisors’ goal is to invest in companies for the long term. Davis Advisors considers selling a company if it believes the stock’s market price exceeds the Advisor’s estimates of intrinsic value, or if the ratio of the risks and rewards of continuing to invest in the company is no longer attractive.

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Fund Management and Investment Styles	Litman Gregory Masters Equity Fund

Pat English
Andrew Ramer
Fiduciary Management, Inc.
100 E. Wisconsin Avenue
Milwaukee, WI  53202

Pat English and Andrew Ramer are co-managers for the segment of the Equity Fund managed by Fiduciary Management, Inc. (“Fiduciary” or “FMI”). English joined Fiduciary in 1986.  He is the Chief Executive Officer and Chief Investment Officer and a partner of Fiduciary and is a member of the Portfolio Management Committee.  English, along with Ramer, serves as the co-head of equity research, and they work with Fiduciary’s analysts in vetting new research ideas.  Prior to joining Fiduciary, English was a research analyst with Dodge & Cox from 1985 to 1986.  Ramer joined Fiduciary in 2002.   He is the Director of Research and a partner of Fiduciary and is a member of Fiduciary’s Portfolio Management Committee.  Ramer is also an analyst and covers a number of portfolio companies across a variety of industries.  Prior to joining Fiduciary, Ramer was a research analyst with Bufka & Rodgers, LLC from 1998 to 2002. Fiduciary has been a sub-advisor to the Equity Fund since 2013.

Approximately 15% of the Equity Fund’s assets are managed by Fiduciary.  Fiduciary seeks to buy companies that have durable franchises (i.e., franchises that can survive difficult times) and whose common stock is trading below FMI’s estimated intrinsic value of the company. FMI’s investment process has always focused on evaluating three attributes of a company: the quality of the business model, the valuation, and the quality of management.

Assessing the quality of a business is a primary research focus. Fiduciary defines a good business model as one that has a defensible niche and that can survive the ups and downs of a business cycle. In a defensible niche, FMI looks for companies with a high degree of recurring revenue, a well-established customer base, and/or sustainable competitive advantage. Typically, businesses that meet these characteristics are well-established with modest growth profiles. The FMI investment team will review 10 years of SEC filings and shareholder reports to understand a company’s business model, and, where necessary, adjust a company’s investment capital base for illegitimate write-offs (due to bad acquisitions, for example) to get a reliable picture of a company’s historical return on invested capital (“ROIC”). Then the team will conduct a deeper analysis of the drivers of a company’s ROIC such as revenue growth, margins, capital expenditure etc., going back at least 20 quarters. In addition, they will meet with and/or have conference calls with management of the company, as well as its suppliers, competitors, and customers.

FMI’s work on a company’s business model and quality helps identify which valuation metrics (such as Price/Earnings (P/E), Enterprise Value (EV) to Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA), Price/Sales (P/S), etc.) should be utilized for estimating a company’s intrinsic value. This work is also valuable in assessing whether or not the business model has changed significantly over time, making historical comparisons irrelevant. If that is the case, FMI will analyze the trading of a stock based on various valuation metrics over a 10- to 20-year time period, relative to the broad market and its peers, across different economic cycles, and with different underlying company fundamentals such as margins, top-line growth, competitive positioning, capital intensity of the business, etc.

This historical valuation analysis may be supplemented by other valuation techniques, such as sum-of-the-parts analysis (i.e., valuing different pieces of a business separately) and valuation based on private- and public-market transaction data (for example, valuation multiples used in an acquisition), which may assume greater importance when historical comparisons are less relevant, such as where business models have changed or management strategy has shifted.  FMI is not looking for a specific discount to its estimate of intrinsic value, but if its valuation analysis suggests that a stock is undervalued, in absolute terms and/or in relation to its future profitability (ROIC in this case), and downside risks are limited, then the stock is a strong candidate for purchase. In general, FMI does not aim to be precise with its valuation analysis and will come up with price-target ranges over three to five years. These price targets are generally within a narrow range, and they guide FMI on when to trim or sell a stock.

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FMI also focuses on areas that company management can control. Therefore, FMI will look at the backgrounds of management teams. This may involve: assessing their experience and track record; reviewing proxy statements to assess whether management compensation and incentives are in line with shareholder interests; evaluating past management decisions to assess whether or not those decisions enhanced shareholder value; and discussing with management their strategy and execution plan to assess the likelihood of meeting their stated goals and objectives.

Clyde S. McGregor, CFA
Harris Associates L.P.
Two North LaSalle Street
Suite 500
Chicago, IL  60602

Clyde McGregor is the portfolio manager for one of the segments of the Equity Fund’s assets managed by Harris Associates L.P. (“Harris”).  McGregor is a Vice President and portfolio manager at Harris and currently manages the Oakmark Equity and Income Fund and the Oakmark Global Fund.  He earned a B.A. degree from Oberlin College and an M.B.A. from the University of Wisconsin-Madison.  McGregor joined Harris in 1981 as an analyst with broad industry coverage across the market capitalization spectrum.  He has 31 years of experience in the investment business.  McGregor became a portfolio manager at Harris in 1986.  Harris has been a sub-advisor to the Equity Fund since 2008, and McGregor has been a portfolio manager to the Equity Fund since 2008.

Approximately 15% of the Equity Fund’s assets are managed by McGregor, who employs Harris’ value investment philosophy and process.  This investment philosophy is based upon the belief that, over time, a company’s stock price converges with the company’s intrinsic or true business value.  By “true business value,” Harris means an estimate of the price a knowledgeable buyer would pay to acquire the entire business.  In making its investment decisions, Harris uses a “bottom-up” approach focused on individual companies, rather than focusing on specific economic factors or specific industries.

The chief consideration in the selection of stocks is the size of the discount of a company’s stock price compared to the company’s perceived true business value.  In addition, Harris looks for companies with the following characteristics, although not all companies will have all of these attributes: free cash flows and intelligent investment of excess cash, earnings that are growing and are reasonably predictable, and a high level of management ownership in the company.  Once Harris determines that a stock is selling at a significant discount and that the company has some of the aforementioned attributes, Harris generally will consider buying that stock for a strategy.  Harris usually sells a stock when the price approaches its estimated worth.  This means Harris sets specific “buy” and “sell” targets for each stock held in its clients’ discretionary accounts.  Harris also monitors each holding and adjusts those price targets as warranted to reflect changes in a company’s fundamentals.  Harris attempts to manage some of the risks of investing in stocks of companies by purchasing stocks whose prices it considers low relative to the companies’ intrinsic value.  In addition, Harris seeks companies with solid finances and proven records and continuously monitors each portfolio holding.

William C. Nygren, CFA
Harris Associates L.P.
Two North LaSalle Street
Suite 500
Chicago, IL 60602

Bill Nygren is the portfolio manager for one of the segments of the Equity Fund’s assets managed by Harris.  Nygren is a Vice President, portfolio manager and analyst at Harris and has managed The Oakmark Select Fund since its inception in 1996, The Oakmark Fund since April 2000 and The Oakmark Global Select Fund since its inception in 2006.  He earned a B.S. degree in Accounting from the University of Minnesota and an M.S. degree in Finance from the University of Wisconsin-Madison.  He has been in the investment business since 1981.  Nygren joined Harris in 1983 as an Investment Analyst and later served as Harris’ Director of Research from 1990 through 1998.  Harris has been a sub-advisor to the Equity Fund since 2008, and Nygren has been a portfolio manager to the Equity Fund since 2013.

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Approximately 15% of the Equity Fund’s assets are managed by Nygren, who employs Harris’ value investment philosophy and process.  This investment philosophy is based upon the belief that, over time, a company’s stock price converges with the company’s intrinsic or true business value.  By “true business value,” Harris means an estimate of the price a knowledgeable buyer would pay to acquire the entire business.  In making its investment decisions, Harris uses a “bottom-up” approach focused on individual companies, rather than focusing on specific economic factors or specific industries.

The chief consideration in the selection of stocks is the size of the discount of a company’s stock price compared to the company’s perceived true business value.  In addition, Harris looks for companies with the following characteristics, although not all companies will have all of these attributes: free cash flows and intelligent investment of excess cash, earnings that are growing and are reasonably predictable, and a high level of management ownership in the company.  Once Harris determines that a stock is selling at a significant discount and that the company has some of the aforementioned attributes, Harris generally will consider buying that stock for a strategy.  Harris usually sells a stock when the price approaches its estimated worth.  This means Harris sets specific “buy” and “sell” targets for each stock held in its clients’ discretionary accounts.  Harris also monitors each holding and adjusts those price targets as warranted to reflect changes in a company’s fundamentals.  Harris attempts to manage some of the risks of investing in stocks of companies by purchasing stocks whose prices it considers low relative to the companies’ intrinsic values.  In addition, Harris seeks companies with solid finances and proven records and continuously monitors each portfolio holding.

Scott Moore
Nuance Investments
4900 Main Street, Suite 220
Kansas City, MO  64112

Scott A. Moore is the portfolio manager for the segment of the Equity Fund that is managed by Nuance Investments LLC (“Nuance”).  Moore is President and Chief Investment Officer of Nuance and is also the lead portfolio manager for all products within Nuance. He has more than 22 years of investment experience, including more than 20 years of investment analyst experience and more than 14 years of portfolio management experience using a classic value approach. For the decade before co-founding Nuance, Moore managed more than $10 billion in institutional, intermediary and mutual fund assets for American Century Investments (“ACI”).  Prior to becoming a portfolio manager, Moore spent three years as an investment analyst at ACI, specializing in the telecommunications, utility and industrial sectors. He also worked as an investment analyst at Boatmen's Trust Company in St. Louis and at ACI as a fixed income investment analyst.

Approximately 10% of the Equity Fund’s assets are managed by Moore.  Moore’s investment philosophy is founded on the belief that investing in leading business franchises selling at a discount to fair value has the potential to generate excess returns over time.  Moore seeks to generate strong risk-adjusted returns by investing in leading and growing businesses that, due to transitory reasons, are temporarily under-earning and, consequently, are undervalued in the marketplace.  Thus, Moore attempts to capitalize on investors’ shorter-term fears or overreactions to provide investment opportunities.

To achieve his goal, Moore attempts to minimize uncertainty and increase the odds of a favorable investment outcome.  One way he does this is by investing in leading and growing businesses with strong balance sheets and attractive valuations.  Moore believes companies with leading and sustainable market share positions can be better analyzed, unlike inferior businesses that often have a wider range of operational outcomes and require a level of analytical guesswork that he is not willing to accept.  He also looks for healthy balance sheets, which allows companies to reinvest in the business, make accretive acquisitions, pay down debt, or buy back stock. Moore avoids highly levered companies, which can suffer significant stock price declines if a business falters.  From a valuation perspective, by investing in lower expectation situations where some degree of pessimism is factored into a stock price, the risk/reward outcome tilts in Moore’s favor.  By combining these characteristics, Moore is attempting to create a degree of certainty.

The goal of idea generation is to identify companies that strongly meet Moore’s investment criteria, and therefore qualify for inclusion in the portfolio.  Idea generation is done primarily through quantitative screening, though the screen serves only as a tool to draw Moore’s attention to companies that statistically appear to be leading business franchises within narrow industry groups.  Specifically, the screen illustrates businesses’ returns on capital, the volatility of returns on capital, financial strength, and managements’ capital-spending habits, among other factors.  Moore is ultimately looking for best-in-class businesses within industry groups—those with higher-than-average (and less volatile) returns on capital, above-average financial strength, and reasonable capital spending habits.  Importantly, Moore will look for opportunities in industries that have below-average returns on capital when compared to the broader universe.  Conversely, while Moore seeks businesses with above-average returns, he typically avoids businesses with unusually high returns.  He believes outsized returns are difficult, if not impossible, to sustain as they invite competitive threats.

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A major focus of Moore’s fundamental analysis is on identifying competitive shifts, or transitions, within an industry that create significant threats to leading businesses, which he believes make it significantly more difficult to predict business outcomes.  Moore accepts subtle, transitory market-share shifts that occur between the number one and number two industry players, but he does not invest in companies or industries that are undergoing secular competitive transitions, which he says result in a level of uncertainty that he is unwilling to accept.  Moore and his analysts are intentional about keeping an eye out for threats to their universe of leading businesses, including technology advancements that can lead to product obsolescence or secular shifts in how business is conducted. Threats can also include secular shifts in the consumer mindset.  Moore’s focus on competitive position typically leads him to have minimal, if any, exposure to industries if he does not believe companies can achieve long term competitive advantages.

With respect to valuation, Moore believes very good companies are periodically undervalued in the marketplace for transitory reasons.  These opportunities are created by investors’ short-term focus on a period of under-earning that is not unusual in the context of the industry’s typical cycles or the specific company’s approach to the competitive landscape.  Because these companies are out of favor or ignored, the periods of meaningful undervaluation often do not last much longer than a few years, providing Moore with the opportunity to capitalize on the discount relatively quickly.  The goal of Moore’s valuation work is to establish estimates of a company’s fair value and trough value, resulting in upside and downside price targets used for portfolio construction.  At the heart of Moore’s valuation work is a focus on the normalized earnings power of a business based on the company’s current level of tangible assets.

Moore believes it is important to know who is running the business.  His focus is on whether management is going to stick to the core business, and how they plan to execute over the long term; not quarter-to-quarter minutia.  These broader strategy-type discussions with management teams include capital-allocation plans, R&D budgets, thoughts on normal earnings, and peaks and troughs (usually discussed in the context of margins) to help Moore evaluate the sustainability of leading businesses.  Moore believes that management going outside of its core business speaks volumes about the sustainability of a core business and triggers a review of the business, and an evaluation of whether the company continues to qualify as an investment candidate.  The focus is on the dynamics of the business/industry, and the certainty around the competitive position of that business.

Moore will sell an investment when he believes the stock has surpassed the team’s estimate of intrinsic value, when a more attractive investment opportunity becomes available, when the team identifies a legitimate threat to the sustainability of a leading business, or when the team believes they made a mistake in their original analysis.

Frank Sands, Jr., CFA
A. Michael Sramek, CFA
Sands Capital Management, LLC
1101 Wilson Boulevard
Suite 2300
Arlington, VA 22209

Frank M. Sands, Jr., CFA is the lead portfolio manager for the segment of the Equity Fund managed by Sands Capital Management, LLC (“Sands Capital”).  Mr. Sands, Jr. is the Chief Investment Officer and Chief Executive Officer at Sands Capital. Prior to joining Sands Capital, he was a portfolio manager and research analyst for Fayez, Sarofim and Company.  A. Michael Sramek, CFA began his investment career as a research analyst at Mastrapasqua & Associates in 2000 prior to joining Sands Capital in 2001. He is a Senior Research Analyst, Senior Portfolio Manager and Managing Director at Sands Capital.  Sands Capital was founded in February 1992 by Frank Sands, Sr., CFA with the belief that a team of investment professionals dedicated to the execution of a single growth-oriented investment philosophy could create wealth for its clients over time. Including Sands, Jr. and Sramek, the investment team is comprised of eight senior members, who are supported by research analysts and associates.  Sands Capital is independent, 100% staff owned, and has been a sub-advisor to the Equity Fund since 2008.

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The Sands Capital team manages approximately 17% of the assets of the Equity Fund.  The team believes that over time stock price appreciation follows earnings growth.  The investment objective is to identify companies that can sustain above-average earnings growth relative to the broader market, typically over the next three to five years.  The team believes great investment ideas are rare and runs a concentrated portfolio of high-quality, seasoned, growing businesses across an array of attractive and growing business spaces.  Independent research—bottom-up and company focused—is the cornerstone of the team’s investment process.   All research analyses and conclusions are internally generated using a variety of fundamental techniques and external data sources.

The team seeks to identify leading growth businesses that can withstand the continual scrutiny of following six investment criteria:

(1)	Sustainable above-average earnings growth.
(2)	Leadership position in a promising business space.
(3)	Significant competitive advantage/unique business franchise.
(4)	Clear mission and value-added focus.
(5)	Financial strength.
(6)	Rational valuation relative to market and business prospects.

In collaboration with the whole Sands Capital investment team, Sands Jr. and Sramek seek to identify and own the companies that appear to be the strongest fits with the above criteria by doing the following: monitoring status/activity in other portfolios (e.g., absolute weights and weight trends); meeting regularly with the various Sands Capital PM teams, sector teams, and individual analysts/ associates; reading internal and external research and participating in research activities (management meetings, field trips, etc.); holding regular team meetings and soliciting/encouraging recommendations from all Sands Capital team members.

The strongest fits are determined by de-composing each of the six criteria into its sub-components and then evaluating the universe of Sands Capital holdings versus those characteristics. For instance, "leadership in an attractive business space" can be broken into characteristics such as: large/growing market share; innovation; pricing power; strategic position in value chain; and attractive business model (high margins, high/rising ROIC, etc.). Companies are evaluated against these characteristics in a consensus-building process between the PM Team and the rest of the Investment Team. The companies whose investment cases exhibit in great depth the qualities that Sands Capital values are regarded as the strongest fits and thus included in the Equity Fund.

Richard T. Weiss
Wells Capital Management, Inc.
100 Heritage Reserve
Menomonee Falls, WI 53051

Dick Weiss is the portfolio manager for the segment of the Equity Fund's assets managed by Wells Capital Management, Inc. (“WellsCap”).  Weiss has been in the investment business for over 30 years and is currently Senior Portfolio Advisor for WellsCap.  Previously, he had been the manager or co-manager of the Wells Fargo Advantage Common Stock Fund and the Wells Fargo Advantage Opportunity Fund (previously known as the Strong Common Stock Fund and Strong Opportunity Fund) from March 1991 until March 2008.  Prior to this, Weiss was a partner/portfolio manager at Stein Roe & Farnham in Chicago where he began his career, starting as a research analyst, in 1975.  Weiss continues an informal relationship with the Wells Capital Management Core Equity team, which manages the Wells Fargo Advantage Common Stock Fund and Wells Fargo Advantage Opportunity Fund.  Weiss has managed a portion of the Equity Fund’s assets since the inception of the Equity Fund in 1996.

Approximately 13% of the Equity Fund's assets are managed by Weiss.  He invests in stocks of small- and mid-sized companies that are undervalued either because they are not broadly recognized, are in transition, or are out of favor based on short-term factors.  Weiss also has the flexibility to invest in the stocks of larger companies if in his opinion they offer the potential for better returns. In seeking attractively valued companies, Weiss focuses on companies with above-average growth potential that also exhibit some or all of the following:
• Low institutional investor ownership and low analyst coverage
• High-quality management

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• Sustainable competitive advantage
Weiss evaluates the degree of under-valuation relative to his estimate of each company's private market value.  This private market value approach is based on an assessment of what a private buyer would be willing to pay for the future cash flow stream of the target company.  Based on his experience, Weiss believes that, except for technology and other high-growth stocks, most stocks trade at between 50% and 80% of the private market value.  When trading at the low end of this range, companies take steps to prevent takeover, or they are taken over.  The private market value estimate is applied flexibly, based on the outlook for the industry and the company's fundamentals.

The SAI provides additional information about each sub-advisor’s method of compensation for its portfolio managers, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Funds.

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Fund Management and Investment Styles	Litman Gregory Masters International Fund

Litman Gregory Masters International Fund – Sub-Advisors

The International Fund’s seven sub-advisors pursue the International Fund’s objective primarily through investments in common stocks of issuers located outside of the United States.  Under normal market conditions, the International Fund will invest at least 80% of its net assets in the securities of companies organized or located outside of the United States, including large-, mid-, and small-cap companies and companies located in emerging markets.  This investment policy may be changed by the Board without shareholder approval, but shareholders would be given at least 60 days’ notice if any change occurs.  Each manager may invest in securities traded in both developed and emerging markets.  Though there is no limit on emerging market exposure, it is not expected to be a primary focus, and the majority of the International Fund’s assets is expected to be invested in stocks of companies listed and domiciled in foreign developed countries.  There are no limits on the International Fund’s geographic asset distribution but, to provide adequate diversification, the International Fund ordinarily invests in the securities markets of at least five countries outside of the United States.  In most periods it is expected that the International Fund will hold securities in more than five countries.  Although the International Fund intends to invest substantially all of its assets in issuers located outside of the United States, it may invest in U.S. issues on a limited basis, and at times of abnormal market conditions it may invest all of its assets in fewer than five countries.

The International Fund’s managers emphasize different stock-picking styles and invest in stocks spanning a range of market capitalization.  Litman Gregory believes that during any given year certain stock-picking styles will generate higher returns than comparable market indexes, while others will lag.  By including a variety of stock-picking styles in this single mutual fund, Litman Gregory believes that the variability and volatility of returns can be lessened.  Although each manager has the flexibility to invest on a worldwide basis in non-U.S. companies with market capitalization of any size, it is expected that the International Fund will have significant exposure to large- and mid-sized foreign companies under normal market conditions.

Litman Gregory’s strategy is to allocate the portfolio’s assets among the managers who, based on Litman Gregory’s research, are judged to be among the best relative to their respective peer groups.  With respect to managers for the International Fund, Litman Gregory has focused exclusively on stock pickers who emphasize bottom-up stock-picking rather than macro-driven, top-down country picking.

Litman Gregory believes that bottom-up stock pickers have an advantage in foreign markets because:

•
It is Litman Gregory’s opinion that the dynamics that influence individual countries’ markets, including currencies, inflation, economic growth, political factors, regulation and the like, are much more difficult to assess than the prospects and valuation characteristics of individual companies.

•
Litman Gregory believes that some individual stocks in foreign markets are less closely analyzed (the markets are less “efficient”) than those in the United States.  Litman Gregory believes that this will result in greater opportunities for skilled stock pickers to add value through pure stock selection.

•	Based on Litman Gregory’s observations, bottom-up stock pickers in foreign markets, on average, seem to perform better than top-down-oriented managers.

Though bottom-up stock picking is emphasized, each manager also monitors specific macro-factors that it believes are relevant in specific countries.

The sub-advisors manage their individual portfolio segments by building a focused portfolio representing their highest-confidence stocks.  Under normal conditions, each manager’s portfolio segment typically includes a minimum of 8 and a maximum of 15 securities.  A manager may occasionally hold more than 15 securities.  Though the total number of securities the International Fund may hold at any point in time will vary, it is generally expected that the International Fund will hold between 60 and 105 securities.

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Fund Management and Investment Styles	Litman Gregory Masters International Fund

The following table provides a description of the International Fund’s seven sub-advisors and their target levels of assets.  Asset levels will fluctuate and it is at the discretion of Litman Gregory to re-balance the manager allocations.  A detailed discussion of the management structure of the International Fund follows the table.

PORTFOLIO MANAGER(S)/ SUB-ADVISOR	TARGET MANAGER ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK-PICKING STYLE
Bill Fries Vinson Walden Thornburg Investment Management, Inc.	14-15%	All sizes	Eclectic, may invest in traditional value stocks or growth stocks
James Gendelman Marsico Capital Management, LLC	14-15%	All sizes but mostly large- and mid-sized companies	Growth
David Herro Harris Associates L.P.	14-15%	All sizes but mostly large- and mid-sized companies	Value
Amit Wadhwaney Third Avenue Management, LLC	14-15%	All sizes	Value
Howard Appleby Jean-Francois Ducrest Jim LaTorre Edward E. Wendell, Jr.(1) Northern Cross, LLC	14-15%	Mostly large- and mid-sized companies	Blend
Mark Little Lazard Asset Management LLC	14-15%	All sizes	Blend
Jean-Marc Berteaux Wellington Management Company, LLP	14-15%	All sizes	Growth
(1)	Edward E. Wendell, Jr. will step down from his investment responsibilities on the Fund on June 30, 2014, before retiring from Northern Corss, LLC at the end of 2014.

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Litman Gregory Masters International Fund Portfolio Managers

Bill Fries, CFA
W. Vinson Walden, CFA
Thornburg Investment Management, Inc.
2300 North Ridgetop Road
Santa Fe, NM  87506

Bill Fries and Vinson Walden are the co-managers for the portion of the International Fund's assets managed by the team at Thornburg Investment Management, Inc. (“Thornburg”).  Fries joined Thornburg in 1995 as a managing director and founding portfolio manager of the Thornburg Value Fund and US Equity Strategy.  He also founded the Thornburg International Value Fund and International Equity Strategy three years later in 1998.  Vinson Walden joined Thornburg in 2002 and is portfolio manager and a managing director at Thornburg.  He is portfolio manager of Thornburg's Global Opportunities and Global Equity Income Strategies.  Thornburg has been a sub-advisor to the International Fund since 2003.

Fries has been in the investment management business since the early 1970s.  Prior to joining Thornburg he was Vice President of equities at USAA Investment Management Company, where he created the investment strategy for the USAA Income Stock Fund and was its original portfolio manager.  Fries also began managing the USAA Aggressive Growth Fund in early 1994, and he was in charge of the Basic Value Sector of the USAA Cornerstone Fund from 1984 to 1988.  Also at USAA, he served as investment advisor to the company's employee benefit plans and managed its insurance company equity portfolios from 1984 to 1988.  Fries began his investment career as a securities analyst and bank investment officer.  He received his designation as a Chartered Financial Analyst in 1974.  Fries also served in the U.S. Marine Corps as a Communications Officer from 1961 to 1964.  Walden began his investment career as an Associate at Lehman Brothers in 1998 and also worked as an Associate at IBIS Management prior to joining Thornburg in 2002.

Fries and Walden believe that a bottom-up approach to investing in undervalued securities will generate above-average returns with below market risk.  The team’s idea of value centers on their assessment of the intrinsic worth of an investment.  The goal is to uncover promising companies with sound business fundamentals at a time when their intrinsic value is not fully recognized by the marketplace.

The Fries/Walden team’s initial search for investment ideas involves the use of quantitative screens as well as other sources.  Starting with the international equity universe, the team screens Thornburg’s databases for companies that appear attractive across a number of value parameters.  The team looks for securities that have low price-to earnings, low price-to-cash flow and low price-to-book ratios.  Companies ranging from small-cap to large-cap are considered.  Additionally, screens are employed in order to identify stocks where business prospects may be improving.  The typical screen generates a list exceeding 50 stocks from which only a few may be selected for further research.

The team will not purchase a security simply because it is priced cheaply relative to the market.  The team spends the majority of its time on bottom-up research in its efforts to understand the fundamental merit of each stock that has been identified as promising.  These efforts include financial statement analysis, discussions with senior management of the companies, as well as consideration of the company's competitors, suppliers and clientele.  The team seeks to uncover companies with promising prospects that are not yet reflected in the price of the stock.  Many of the investments made may be contrary to the popular consensus at the time of purchase.  Ultimately, the team attempts to estimate the business value of each company.  In addition to estimating the business value for each stock, the analysis also seeks to identify where potential weaknesses may lie in an attempt to minimize downside risk.  Each of the researched stocks is classified into a category of value:

•	Basic Value – Stocks of financially sound companies with established businesses that are selling at low valuations relative to the company's net assets or potential earning power
•	Consistent Earners – Companies with steady earnings and dividend growth that are selling at attractive values and are priced below historical norms
•	Emerging Franchises – Companies in the process of establishing a leading position in a product, service or market that is expected to grow at an above-average rate

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Fund Management and Investment Styles	Litman Gregory Masters International Fund

The dynamics of the companies in those categories differ and, therefore, merit specific consideration within the context of that category.  For example, Basic Value companies are generally more cyclically oriented than Emerging Franchises and require analysis of the companies' product cycles and the historical and prospective impact of the economy on their business.  Within the context of each value category, the team evaluates the most attractive prospects.  Generally, the segment of the International Fund's portfolio allocated to the team is expected to include stocks from each category.  Because of the diversification across these categories, the segment of the International Fund’s portfolio managed by the team will typically be eclectic and cannot be easily labeled as "growth" or "value."

James Gendelman
Marsico Capital Management, LLC
1200 17th Street, Suite 1600
Denver, CO  80202

James Gendelman is the portfolio manager for the segment of the International Fund’s assets managed by Marsico Capital Management, LLC (“Marsico”).  Gendelman has been in the investment business since 1987, and has served as the international equities portfolio manager and a senior analyst of Marsico since May 2000.  Prior to joining Marsico, Gendelman spent 13 years as a Vice President of International Sales for Goldman, Sachs & Co.  He holds a Bachelor’s degree in Accounting from Michigan State University and an MBA in Finance from the University of Chicago.  Gendelman was a certified public accountant with Ernst & Young from 1983 to 1985.  Marsico has been a sub-advisor to the International Fund since 2005.

In selecting investments for the International Fund, Gendelman takes a research intensive, hands-on fundamental approach.  Gendelman believes in combining top-down macroeconomic and thematic views with bottom-up stock selection to identify high-quality companies with attractive growth characteristics.  The ultimate objective is to find companies with earnings-growth potential that may not be recognized by the market at large.  He is typically drawn to companies where he can tangibly identify a sustainable market advantage, an event that could realize franchise value, or a unique low-cost advantage relative to competition.  In determining whether a particular company is suitable for investment, Gendelman and his team consider a number of different attributes.  These may include the company’s specific market expertise or dominance, its franchise durability and pricing power, financial attributes (with a preference for strong balance sheets, improving returns on equity, and the ability to generate free cash flow), the quality of management, and valuations in the context of the team’s projected growth rates.

In order to be flexible across the growth spectrum, Gendelman divides the growth universe into three categories—core growth, aggressive growth, and lifecycle change.  Core growth companies represent a group that the team has extensively modeled and where, in Gendelman’s view, the conviction level is high.  Aggressive growth companies are those that are generally trading at a premium valuation to their sector and/or market, but that also have higher growth expectations.  This category could also include higher-risk companies such as those in emerging markets or industries that are in the early stages of fast growth.  Lifecycle change companies are those that Gendelman believes to be undergoing meaningful fundamental changes such as new management, new products, or divestiture.

In identifying specific companies to research, Gendelman may consider macro-economic factors such as interest rates, inflation, central bank policy, credit spreads, the regulatory environment and the global competitive landscape.  In addition, Gendelman may also examine other factors such as industry consolidation and the sustainability of economic trends.  The objective of this “top-down” analysis is to identify sectors, industries and companies that may benefit from the overall trends Gendelman has observed.

In researching companies, Gendelman and his team rely heavily on fundamental analysis.   Fundamental work generally starts with building a detailed financial model of a company.  The objective of this exercise is to identify key leverage points in the business that may drive earnings and cash flow.  Fundamental work also involves meeting with a company’s management and conducting other research to gain thorough knowledge of the company.  These meetings help Gendelman and his team confirm key leverage points in a business model and gain confidence in the overall business strategy.

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Fund Management and Investment Styles	Litman Gregory Masters International Fund

Gendelman does not follow a rigid valuation discipline.  Rather, a company’s valuation is assessed on an ongoing basis in the context of its fundamentals, industry, and its stage of growth. Gendelman’s assessment of what stage the economic cycle is in may impact his valuation sensitivity.  Gendelman uses a variety of valuation metrics depending upon company-specific circumstances.  For example, he may use discounted-cash-flow analysis if he expects significant change in future cash flow, while for more mature industries he may find “metrics” such as price-to-earnings and free cash flow yield just as useful.

A stock may be sold for four main reasons.  A significant change in Gendelman’s macro or thematic outlook could lead to a shift in portfolio emphasis and trigger a sale. Valuations may become too expensive in relation to underlying earnings growth fundamentals.  An adverse change in fundamentals relative to the team’s expectations may also result in a sale.  Finally, a superior new idea can displace an existing holding.

David G. Herro, CFA
Harris Associates L.P.
Two North LaSalle Street
Suite 500
Chicago, IL 60602

David Herro is the portfolio manager for the segment of the International Fund’s assets managed by Harris.  Herro is a Vice President, Chief Investment Officer International Equity and a portfolio manager at Harris.  He has managed The Oakmark International Fund, The Oakmark International Small Cap Fund and The Oakmark Global Select Fund since their inception in 1992, 1995 and 2006, respectively.  Herro earned a B.S. degree in Accounting from the University of Wisconsin-Platteville and an M.A. degree from the University of Wisconsin-Milwaukee.  He has been in the investment business since 1986.  Harris has been a sub-advisor to the International Fund since the International Fund’s inception in 1997.

Herro employs Harris’ value investment philosophy and process to manage his portion of the Fund’s assets.  This investment philosophy is based upon the belief that, over time, a company’s stock price converges with the company’s intrinsic or true business value.  By “true business value,” Harris means an estimate of the price a knowledgeable buyer would pay to acquire the entire business.  In making its investment decisions, Harris uses a “bottom-up” approach focused on individual companies, rather than focusing on specific economic factors or specific industries.

The chief consideration in the selection of stocks is the size of the discount of a company’s stock price compared to the company’s perceived true business value.  In addition, Harris looks for companies with the following characteristics, although not all companies will have all of these attributes: free cash flows and intelligent investment of excess cash, earnings that are growing and are reasonably predictable, and a high level of management ownership in the company.  Once Harris determines that a stock is selling at a significant discount and that the company has some of the aforementioned attributes, Harris generally will consider buying that stock for a strategy.  Harris usually sells a stock when the price approaches its estimated worth.  This means Harris sets specific “buy” and “sell” targets for each stock held in its clients’ discretionary accounts.  Harris also monitors each holding and adjusts those price targets as warranted to reflect changes in a company’s fundamentals.  Harris attempts to manage some of the risks of investing in stocks of companies by purchasing stocks whose prices it considers low relative to the companies’ intrinsic values.  In addition, Harris seeks companies with solid finances and proven records and continuously monitors each portfolio holding.  Harris attempts to manage some of the risks of investing in foreign securities by considering the relative political and economic stability of a company’s home country, the company’s ownership structure, and the company’s accounting practices.

Amit Wadhwaney
Third Avenue Management, LLC
622 Third Avenue
New York, NY  10017

Amit Wadhwaney is the portfolio manager for the segment of the International Fund’s assets managed by Third Avenue Management, LLC (“Third Avenue”).  Wadhwaney has managed foreign stock portfolios since 1996.  Wadhwaney has been a manager of the Third Avenue International Value Fund, an open end mutual fund since its inception in December 2001.  He manages the Third Avenue Global Value Fund, L.P., the Third Avenue Emerging Markets Fund, L.P. and a sub-advised portfolio.  Wadhwaney also co-manages the Third Avenue International Value Fund UCITS for overseas investors, as well as institutional separate accounts.  Earlier in his career, Wadhwaney was a securities analyst, and subsequently Director of Research, for M.J. Whitman, LLC. Wadhwaney was also a paper and forest products analyst at Bunting Warburg, a Canadian brokerage firm.  He holds an M.B.A. in Finance from the University of Chicago, a B.A. with honors and an M.A. in Economics from Concordia University in Montreal (where he also taught economics) and B.S. degrees in Chemical Engineering and Mathematics from the University of Minnesota.  Third Avenue has been a sub-advisor to the International Fund since 2005.

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Fund Management and Investment Styles	Litman Gregory Masters International Fund

Wadhwaney manages portfolios with a value-oriented style that is focused on buying and holding stocks of businesses that are selling significantly below their intrinsic value.  Businesses must be understandable and have strong finances and competent management.  A business’s finances are considered strong if the company has quality assets and if it is not heavily dependent on external capital by virtue of low debt levels in comparison to its existing and future cash resources.  Value is measured in various ways depending on the nature of a business, but in general, valuations are assessed based on either liquidation value or what a private buyer is willing to pay for the business.  In addition, Wadhwaney prefers businesses that are likely to compound their value over time.  This could arise from a company’s leadership position in the industry or management’s ability to convert its resources in a competent fashion (such as sales of surplus land, purchases of businesses, re-financings, spin-offs, reorganizations, or repurchases of stock).

Wadhwaney’s research objective is to develop a comprehensive understanding of a company’s business model and its environment, assess its true value, and to compare the company’s position within its industry.  Significant emphasis is placed on the quality of management and the transparency a company provides with respect to real and contingent liabilities that may affect the integrity of the balance sheet.  Fundamental research is relied on to make these assessments, and focuses on analyzing the balance sheet rather than forecasting future revenues and earnings.  Wall Street research is seldom utilized.  Stockholder mailings, regulatory filings, financial statements, industry publications and conferences, and field research are utilized as primary sources of information on a company.  Interviewing company management, and meeting its peers, suppliers, and customers is also an important part of the process.

Wadhwaney tends to hold stocks for multi-year periods.  He will generally sell an investment only when there has been a fundamental change in the business or capital structure of the company that significantly reduces the investment's inherent value, or when he believes the stock is clearly overvalued relative to his assessment of the underlying intrinsic value of the business.

Howard Appleby, CFA
Jean-Francois Ducrest
James LaTorre, CFA
Edward E. Wendell, Jr.
Northern Cross, LLC
125 Summer Street, Suite 1470
Boston, MA 02110

Howard Appleby, Jean-Francois Ducrest, Jim LaTorre and Edward E. Wendell, Jr. are the portfolio managers for the segment of the International Fund’s assets managed by Northern Cross, LLC (“Northern Cross”).  Appleby, Ducrest, LaTorre and Wendell are the co-founders and principal owners of Northern Cross.  The architect of the Northern Cross investment philosophy was Hakan Castegren of Northern Cross Investments Ltd.  Appleby, a British citizen, has been engaged in the investment business since 1982.  Having started as an equity analyst for W. Greenwell & Co. covering basic materials and energy, Appleby moved to the USA in 1986 to pursue a 16-year sell-side career serving U.S. portfolio managers investing in non-U.S. equities in various research, sales and management roles.  This culminated in a senior equity sales/management position with ABN AMRO from 1994 to 2002.  In 2003 he became a founding partner and portfolio manager of Northern Cross.  Ducrest, a French citizen, has been engaged in the international equity business since 1988.  He started his career on the sell-side as an equity analyst at Paris-based European broker Cheuvreux, covering multiple sectors including industrials, consumers and utilities.  Between 1995 and 2001 he was a Senior Vice President and Principal of Cheuvreux’ New York-based U.S. operation serving U.S. institutions investing in European equities.  Ducrest joined the investment group as an analyst in 2002, and in 2003, he became a founding partner and portfolio manager of Northern Cross.  LaTorre began his career in the investment industry in 1982 with Merrill Lynch in New York.  In 1989, he became Vice President of Investments with the Ivy Fund group where he managed the Ivy Growth with Income Fund and co-managed the Ivy Growth Fund.  In 1992, LaTorre began working with Hakan Castegren who was managing the Ivy International Fund and the Harbor International Fund.  He became Director of Research for Castegren in 1993.  From 1996 to 2002 LaTorre also managed the Harbor International Fund II.  In 2003, he became a founding partner and portfolio manager of Northern Cross.  Wendell has been involved in the investment management business since 1985.  Wendell provided operational support to the investment process developed by Castegren, and provided non-U.S. equity investment programs for mutual funds, ERISA plans and high net worth individuals.  Wendell is also a founding partner and portfolio manager of Northern Cross.  Northern Cross has been a sub-advisor to the International Fund since 2007.  Wendell will step down from his investment responsibilities on the Fund on June 30, 2014, before retiring from Northern Corss, LLC at the end of 2014.

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Fund Management and Investment Styles	Litman Gregory Masters International Fund

The team’s investment philosophy and process are characterized by:

•	An in-depth understanding of a company and its industry, which leads to a long investment time horizon (3-5+ years) and results in low portfolio turnover
•	Analysis of the attractiveness of countries and industries from a top-down perspective, though stocks are selected on a bottom-up basis
•	Stock selection, not top-down views, which determines industry and country weightings
•	Low portfolio turnover, which minimizes transaction and market-impact costs
•	An emphasis on quality “blue chip” companies with long-term catalysts that will lead to expanding profit margins
•	A willingness to think independently and deviate significantly from benchmark industry and country weightings
•	Concentration in its best ideas with the most attractive risk/reward potential

The investment process encompasses a top-down, thematic approach coupled with intensive, fundamental, bottom-up industry and company analysis.  It is not uncommon for an idea to be monitored for years before a position is taken.  Research is focused on identifying secular trends (rather than shorter-term cycles) that will drive margin expansion.  Patient due diligence of companies, countries and regions are critical to the investment process.  Northern Cross believes this due diligence, in combination with a top-down investment theme, provides the best opportunity to invest in truly undervalued companies.  Before qualifying a country for investment, Northern Cross analyzes the stability of its currency, political, social, and economic environment and its legal infrastructure.  Consequently, the team focuses on companies located in Europe, the Pacific Basin and emerging industrialized countries whose economic and political regimes appear stable and are believed to provide adequate protection to foreign shareholders.

Among the long-term drivers of stock price appreciation the team looks for are the following:

•	Margin expansion
•	Pricing power driven by industry consolidation
•	Franchise value
•	Restructuring
•	Asset plays

On-site company meetings play an important role in the portfolio construction process, with each company held in the portfolio typically visited at least twice per year.  Contact with company management and other key people serve to help the team gain insight and understanding of the business’s operations and judge the strength of company management.  The team utilizes a worldwide network of brokers/traders and local contacts for additional insight and trade execution.

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Fund Management and Investment Styles	Litman Gregory Masters International Fund

Rigid buy/sell price targets are avoided, and the relative attractiveness of a stock or group of similar stocks is continuously evaluated.  No single set of metrics is used to value all companies.  Typically, the team looks for companies with strong and sustainable market positions that are selling at low price/earnings multiples relative to other stocks in the same country and industry.  In addition to assessing a company’s relative price/earnings (“P/E”) ratio, other valuation metrics considered include the potential for long-term margin expansion compared to the enterprise value/sales multiple, the long-term sustainable free cash flow yield, and the absolute P/E ratio looking many years out.

Positions are commonly sold when:

•	A new idea presents better risk/reward characteristics
•	The stock’s price reaches the underlying business value
•	There is an adverse change in the economic, political or regulatory environment
•	Management fails to execute their business plan
•	There is an overwhelming change in the company’s policy of shareholder rights

The team does not plan to hedge currencies.  However, in a market where the local currency is expected to be weak, investments are often made in companies with assets or earning streams denominated in U.S. dollars.

The SAI provides additional information about each sub-advisor’s method of compensation for its portfolio managers, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Funds.

Mark Little
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, NY 10112

Summary of Investment Experience
Mark Little is the lead portfolio manager for the segment of the International Fund’s assets managed by Lazard Asset Management LLC (“Lazard”). Little is a managing director, portfolio manager/analyst on the International Strategic Equity portfolio-management team at Lazard. He has been a portfolio manager of the Lazard International Strategic Equity Portfolio since that fund’s inception in October 2005. He began working in the investment field in 1992. Prior to joining Lazard in 1997, he was a manager in the corporate finance practice of Coopers & Lybrand and earned his Associated Chartered Accountant (ACA) qualification with Rees Pollock Chartered Accountants. Little has an MA in Economics from Clare College, Cambridge University.

Investment Philosophy and Process
Little and the portfolio management team at Lazard believe a company that can improve and/or sustain its profitability at a relatively high level can compound returns at an attractive rate. At the same time, they believe in buying such companies trading at discounts relative to their profitability prospects.

Generally, Lazard categorizes any purchased stock into one or more of the following three categories:


Compounders: These are companies that Little and the team think can sustain relatively high levels of profitability and companies whose management may enhance shareholder returns through share buybacks and dividend payments. Lazard will purchase these companies if Little and the team believe they can compound total return, i.e., earnings growth, dividends, and share buybacks, at a relatively high rate over the long term and are reasonably priced in relation to their profitability prospects.


Mispriced Situations: These are companies that are trading inexpensively relative to what Little and the team think their assets and cash flows should be worth longer term. They may or may not be compounders.


Restructuring: These are companies whose profitability is depressed relative to their history and companies who are taking steps—such as cutting costs, investing in an underinvested area, selling non-core businesses, etc.—to return to higher profitability. They may or may not become compounders.

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Fund Management and Investment Styles	Litman Gregory Masters International Fund

Lazard’s 50-plus analysts are largely responsible for generating ideas. They do so by running valuation screens in their sectors and monitoring developments at companies that fall under their coverage. They do most of the fundamental analysis, though Little and the other portfolio managers at Lazard are also involved. Little and the portfolio management team review and debate the assumptions analysts use in their financial modeling, meet with company management, and lead analysis on some small-cap companies. The goal of the team’s fundamental company analysis is to identify Lazard’s research edge and estimate how much return can be generated from this edge. Lazard’s research edge is generally a function of its analysts having a differentiated view than the market on the profitability a company can generate, the duration of its profitability, and/or what the company should be worth.

Little and the team use several valuation metrics to gauge a company’s worth and set price targets. A company has to be priced in a way that Lazard believes is reasonably valued for the profitability it can generate. This assessment is based upon free-cash-flow yield, valuation relative to peers or relative to businesses with similar profitability and growth characteristics, discounted-cash-flow modeling, and sum of the parts (valuing different segments of a company separately). There is a fair amount of judgment involved in balancing these different approaches to assess a company’s worth and set price targets.

Jean-Marc Berteaux
Wellington Management Company, LLP
280 Congress Street
Boston, MA 02210

Jean-Marc Berteaux is the portfolio manager for the segment of the International Fund’s assets managed by Wellington Management Company, LLP (“Wellington Management”). Berteaux is a Senior Vice President and Equity Portfolio Manager at Wellington Management. Berteaux has been an investment professional at Wellington Management since 2001. Prior to joining Wellington Management, Berteaux was the senior telecommunications analyst at John Hancock Funds from 1998 to 2001 and an analyst with Fidelity Investments in London and Boston from 1994 to 1998. Berteaux was also in corporate lending at Banque Nationale de Paris in Canada from 1991 to1993 and National Bank of Canada from 1990 to 1991. Berteaux received his MBA from INSEAD in 1994, his MA in international relations from the Institut d’Etudes Politiques de Paris in 1989, and his BA from the University of Massachusetts, Amherst in1986.

Investment Philosophy and Process
Berteaux invests in non-U.S. companies across the capital spectrum where his longer-term earnings growth expectations are significantly above consensus estimates. Berteaux’s investment philosophy is based on his belief that although the market can be overly focused on short-term earnings, inflections in margins are often the more powerful, quantifiable drivers of longer-term earnings growth. Also, companies can be misclassified or difficult to categorize into sectors or industries and may not be well followed or understood. Finally, the size and scope of a company’s growth prospects can be underappreciated when incorrect parallels are drawn among business models, industries, or regions.

Ideas for the portfolio are generated by Berteaux and his team who travel extensively and meet with hundreds of companies. Berteaux also draws ideas from Wellington Management’s broad team of experienced analysts and portfolio managers. This deep analytical resource helps Berteaux supplement his own primary research on companies and allows him to analyze multiple fundamental data points and views on companies and industries.

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Once an idea is generated, Berteaux’s primary research focuses on identifying one or more material earnings drivers that may be incorrectly analyzed by others. To do that, he meets with company management, suppliers, customers, competitors, and industry experts to gain an understanding of the company’s business model, key earnings drivers, and competitive advantages. Berteaux and his team build detailed earnings models to assess whether or not their view on earnings is different from that of the consensus and if so by what magnitude. For some companies, typically the more cyclical ones, Berteaux may have a differentiated view on earnings one or two years out and for others over a much longer period. His highest-conviction names are typically those where he has the largest earnings variance relative to consensus expectations. When that earnings variance disappears, due to either fundamentals of the company changing/deteriorating or the market catching up to his earnings numbers, he will sell the company from his portfolio.

While valuation is not the primary consideration at the time of purchase or sale, valuations must be reasonable relative to growth expectations. In addition, Berteaux will look at how a stock is trading relative to its history and industry peers to ensure he is paying in his opinion a reasonable price.

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Fund Management and Investment Styles	Litman Gregory Masters Alternative Strategies Fund

Litman Gregory Masters Smaller Companies Fund – Sub-Advisors

Litman Gregory’s strategy is to allocate the portfolio’s assets among the Smaller Companies Fund’s four sub-advisors who, based on Litman Gregory’s research, are judged to be among the best in their respective style groups.  The sub-advisors manage their individual portfolio segments by building a focused portfolio representing their highest-confidence stocks.  Under normal market conditions, the Smaller Companies Fund invests at least 80% of the Smaller Companies Fund’s net assets in securities of small and mid-sized U.S. companies. This investment policy may be changed by the Board without shareholder approval, but shareholders would be given at least 60 days’ notice if any change occurs.  Under normal conditions, each manager’s portfolio segment typically includes a minimum of 8 and a maximum of 15 securities.  A manager may occasionally hold more than 15 securities.  Though the total number of securities the Smaller Companies Fund may hold at any point in time will vary, it is generally expected that the Smaller Companies Fund will hold between 50 and 75 securities.

As used in this Prospectus, Litman Gregory defines a “Smaller Company” as one whose market capitalization falls within the range of market capitalizations of any company in the Russell 2500® Index, as of the most recent reconstitution.  Though the primary capitalization focus of the Smaller Companies Fund is in the small-cap sector, Litman Gregory does not believe that small-cap investors should be forced to sell a stock that appreciates beyond the upper thresholds of the small-cap range if the stock picker continues to maintain a high level of conviction with respect to the holding.  This has been a problem with many small-cap funds, as they have, at times, been forced to sell some of their most compelling holdings.  Moreover, occasionally companies in the mid-cap range will be extraordinarily attractive to the Smaller Companies Fund’s investment managers.  Overall, Litman Gregory expects the majority of the Smaller Companies Fund’s holdings at any point in time to meet the definition of a Small Company, but the Smaller Companies Fund has the flexibility to hold mid-sized companies if the managers believe that holding these companies will lead to higher overall returns.  The managers have the flexibility to invest up to 50% (measured at the time of original investment) of their respective portfolios in mid-cap companies if these stocks qualify as their “highest conviction” holdings.

The following table provides a description of the Smaller Companies Fund’s four sub-advisors and their target levels of assets. Asset levels will fluctuate and it is at the discretion of Litman Gregory to re-balance the manager allocations.  A detailed discussion of the management structure of the Smaller Companies Fund follows the table.

PORTFOLIO MANAGER(S)/ SUB-ADVISOR	TARGET MANAGER ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK-PICKING STYLE
Jeff Bronchick Cove Street Capital, LLC	25%	Small- and mid-sized companies	Value
Dennis Bryan First Pacific Advisors, LLC	25%	Small- and mid-sized companies	Value
Frank Sustersic Turner Investments, L.P.	25%	Small- and mid-sized companies	Growth
Richard Weiss Wells Capital Management, Inc.	25%	Small- and mid-sized companies	Blend

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Fund Management and Investment Styles	Litman Gregory Masters Alternative Strategies Fund

Litman Gregory Masters Smaller Companies Fund Portfolio Managers

Jeffrey Bronchick, CFA
Cove Street Capital, LLC
2323 Rosecrans Avenue, Suite 3275
El Segundo, CA 90245

Jeff Bronchick is the portfolio manager for the segment of the Smaller Companies Fund’s assets managed by Cove Street Capital, LLC (“Cove Street”).  Bronchick is the principal owner of Cove Street, which he founded in 2011.  Prior to founding Cove Street, Bronchick was a partner at Reed Conner and Birdwell (“RCB”), which he joined in 1989 as a research analyst.  He was later promoted to Chief Investment Officer, portfolio manager and equity analyst, and co-portfolio manager for the CNI Charter RCB Small Cap Value Fund and co-managed RCB’s small-cap value investment strategy.  Prior to joining RCB, Bronchick did equity research and trading at Neuberger Berman, Bankers Trust and First Boston. RCB was a sub-advisor to the Smaller Companies Fund from June 2007 through June 2011, and Bronchick was the co-manager of that segment of the Smaller Companies Fund during RCB’s tenure.

Bronchick is responsible for managing approximately 25% of the Smaller Companies Fund’s assets.  The objective of Bronchick’s fundamental research is to identify the best combination of attractive businesses, valuation, and shareholder-oriented management.  His small-cap universe consists of companies between $100 million and $3 billion.

Idea generation is driven by both quantitative and qualitative processes.  As a value-based, bottom-up manager, Cove Street consistently screens markets for securities that appear statistically inexpensive and allows that pool of ideas to drive its efforts and work rather than begin the day with a preconceived notion of securities it would like to buy.  Cove Street also screens for “good businesses” as defined by classic characteristics like consistency of growth and profitability, high returns on invested capital and sustainable competitive advantages; and determine if the valuation is cheap enough to provide a proper margin of safety.  Lastly, Cove Street screens on corporate and executive behavior such as share repurchase and insider buying and selling.  On a qualitative basis, ideas are produced from the team’s collective experience, Cove Street’s deep contact network, out of office experiences and obvious headline issues.

Once the team has determined that an idea has promise, they begin Stage II, which consists of the data download of all relevant company financial information into the Cove Street analytical spreadsheet and the then digest all public company information.  They then ask the question:  Does it appear to either be a great business at a reasonable price or an exceedingly cheap security that provides a deeper margin of safety to compensate for potential business issues?

Stage III is the Team Tackle and Deep Dive.  The research team performs intensive analysis on valuation and business characteristics, with two analysts focused on the stock as a “purchase” and one analyst focused on the stock as a “short-sale,” a version of the so-called Socratic method of reasoning.  Key pivot points include:

•
What is a reasonable estimate of intrinsic value? We incorporate a multivariate approach that utilizes a discounted cashflow analysis, private market values, and a historical calculation of enterprise value to normalized earnings, cashflow and revenue.

•	Classic Porter value chain analysis of competitors, suppliers, potential entrants, customers and substitutes.
•	Is there a competitive advantage that can generate sustainably strong returns on invested capital?
•	Management: friend, neutral or foe?
•	PEST Control: political, economic, social, technological issues.
•	What is the team thinking that others are not?
•	What will it cost Cove Street if things go very wrong?

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Fund Management and Investment Styles	Litman Gregory Masters Alternative Strategies Fund

Stage IV is Portfolio Consideration.  Is there sufficient risk adjusted upside – on an absolute basis and versus other stocks that Cove Street owns?  How does it fit with the portfolio’s industry concentration?

The final decision is made by Bronchick.

Less is more in regard to portfolio turnover, as experience has proven that the quality of decision-making decreases with frequency.  That said, mistakes are inevitable and Cove Street’s concentrated research assists in identifying errors relatively early.

Cove Street’s sell discipline is also based upon a blend of qualitative and quantitative measures:

Valuation:

•	A good business is excessively valued or a reasonable business is fairly valued.
•	A better idea is found that materially improves the risk/reward characteristics.

People:

•	Unexpectedly poor decisions are made allocating shareholder capital.
•	Loss of confidence that management and the Board are best representing shareholders and the cost and effort to influence this process are deemed prohibitive.

Business:

•	Cove Street is incorrect in its expectations about long-term economic margins and earnings power.
•	Actual or likely prospects of balance sheet deterioration.
•	Cyclical industry problems reveal themselves as secular.

Dennis Bryan
First Pacific Advisors, LLC
11400 West Olympic Blvd., Suite 1200
Los Angeles, CA 90064

Dennis Bryan is the portfolio manager for the segment of the Smaller Companies Fund’s assets managed by First Pacific Advisors, LLC (“FPA”).  Bryan joined FPA in 1993 and has been a partner in FPA since 2006.   He manages equity separate accounts and the FPA Capital Fund in FPA’s small-mid cap absolute value style (“SMAV”).  FPA has been a sub-advisor to the Smaller Companies Fund since the inception of the Smaller Companies Fund in June 2003.

Bryan is responsible for managing approximately 25% of the Smaller Companies Fund’s assets.  The general objective of Bryan’s stock research is to identify stocks from a variety of sources that are cheap relative to their peer group and are characterized by strong balance sheets, solid or improving fundamentals and strong competitive positions in their industry.  In addition, he focuses on companies that exhibit strong free cash flow, quality management and understandable business strategies.  Bryan also emphasizes above-average return-on-capital though he tends not to focus on rapidly growing companies that generate very high returns on assets because these companies rarely meet his valuation criteria.

Statistical screens that generate research ideas include “new low” lists and various value-oriented measures.  In addition to quantitative screens, the team also looks at insider transactions, management changes and spin-offs.  Big-picture trends or developments may also lead Bryan to look at certain stocks or industries.

Specific company research is intensive and involves finding as much information as possible from as many sources as possible.  The first step is an in-depth look at the financials to gain an understanding of the operating history, trends and the financial health of a company.  Following that, research focuses on gaining an understanding of the company’s business model, management quality, growth potential, strengths and weaknesses and competitive position.  Because there is a preference for out-of-favor companies there is a particular focus on assessing whether profits are down because of issues that are transitory or permanent.  As part of the research process, there is usually contact with management (to assess the quality of the people), competitors, customers and others who are potential sources of information.

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Fund Management and Investment Styles	Litman Gregory Masters Alternative Strategies Fund

The overall assessment of fundamentals is not measured against a standard set of criteria; rather, each is relative to the specific type of business or industry.  In general, Bryan is looking for situations where certainty is high; thus, a business that has strong long-term fundamentals but is temporarily out of favor is typical of a new buy.  Since there is a preference for companies with strong free cash flow, it is also important to have confidence in management’s ability to add value through the deployment of excess cash.

Valuation is critical to the assessment of each stock-picking opportunity.  Valuation assessments usually involve looking at a variety of valuation measures including price-to-earnings, price-to-cash flow, price-to-book value, price-to-sales and enterprise value and market capitalization to total revenue.  The valuation measures that are applicable to any particular stock depend on company-specific facts and circumstances as well as broader valuation trends in the industry.  In assessing valuations, Bryan is cognizant of factoring in where the company is in its earnings cycle, its normalized earnings, and how the cycle has played out in the past.  In assessing multiples the team studies what multiple levels were in past cycles and considers whether this information is relevant to assessing the potential for future multiples.  The valuation assessment then often becomes a function of the expected profitability recovery and multiple expansion from current levels.

Bryan usually sells stocks for one of four reasons: (1) the stock reaches full valuation; (2) there has been a full profit recovery; (3) a superior alternative value appears; or (4) the company does not perform as expected.

Frank Sustersic, CFA
Turner Investments, L.P.
1205 Westlakes Drive
Suite 100
Berwyn, PA 19312

Frank Sustersic is the portfolio manager for the segment of the Smaller Companies Fund’s assets managed by Turner Investments. Sustersic is a senior portfolio manager and security analyst at Turner Investments —he leads the Health Care Sector Team with coverage responsibility for medical-devices and health-care information-technology. He is the lead manager of the Turner Emerging Growth Fund (the mutual fund counterpart of his Micro Cap Growth Equity institutional portfolio) the Select Opportunities long/short fund,  a strategy which is also rolled into the Spectrum fund, a multi-strategy long/short fund.  Sustersic has worked at Turner Investments since 1994 and has 23 years of investment experience.

Approximately 25% of the Smaller Companies Fund’s assets are managed by Sustersic.  He invests primarily in domestic companies that he believes have the potential for strong earnings growth, with a focus on companies between $200 million and $3 billion in market capitalization. Sustersic specifically looks for companies with strong operating business models that will lead to accelerating earnings and improving earnings expectations. Typically these are companies with a specific edge, such as a compelling or unique product or service. Investment ideas are generated from a number of sources, and include quantitative screens, daily investment-team meetings/sector commentaries, fundamental analysis and/or trade checks of existing or potential holdings, as well as Sustersic’s general knowledge of the micro/small-cap universe.

The goal of his fundamental company analysis is to produce full-circle analysis utilizing input from company financials, competitors, suppliers, customers, and independent research providers to determine if a company will exceed, meet, or fall short of consensus earnings expectations. Company-level analysis begins by establishing an understanding of historical results from financial and fundamental perspectives. Revenue growth is ultimately the most important metric he looks for, while consistency and predictability of cash flows are also essential, i.e., he does not invest in turnaround situations. Sustersic also wants to understand historical trends in margins, research & development budgets, tax rates, etc. From there he questions management teams about past cycles, but also focuses on corporate management’s goals for the business, as well as competitive pressures. This is followed up by trade checks, where Sustersic wants to obtain broad-based confirmation of a thesis before investing. Unemotional and objective decision making is a key focus for Sustersic. At the time of purchase he believes it’s critical to identify and quantify the key factors driving growth, as well as operating weaknesses. He is also specific about defining whether his thesis is company-specific or is related to a broader industry tailwind, and whether the idea is secular in nature, cyclical, or catalyst-driven. Sustersic is valuation-sensitive, and he places considerable emphasis on historical valuation ratios such as price-to-sales and price-to-earnings ratios but relies more on a company’s EV/EBITDA (Enterprise Value/Earnings Before Interest, Taxes, Depreciation and Amortization) ratio.

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Fund Management and Investment Styles	Litman Gregory Masters Alternative Strategies Fund

When constructing the portfolio, Sustersic is attentive to understanding and managing risk. This impacts which stocks are selected for Masters as well as position size within the Masters portfolio. For a stock to be held in the portfolio, conviction must be high. Often conviction is a function of companies Sustersic is very familiar with, and that have more visibility with respect to the earnings outlook. In the Masters portfolio there may a tendency to own more niche businesses if they have a specific edge. Sustersic may also give a higher weight to companies where he can identify specific, favorable near-term events. Sustersic is conscious of macro environments, and this may influence the selection of stocks for Masters as well as the size of positions within the portfolio, but the primary driver is Sustersic’s assessment of each company’s operating fundamentals and valuations.

Richard T. Weiss
Wells Capital Management, Inc.
100 Heritage Reserve
Menomonee Falls, WI 53051

Dick Weiss is the portfolio manager for the segment of the Smaller Companies Fund's assets managed by WellsCap.  Weiss has been in the investment business for over 30 years and is currently Senior Portfolio Advisor for WellsCap.  Previously, he had been the manager or co-manager of the Wells Fargo Advantage Common Stock Fund and the Wells Fargo Advantage Opportunity Fund (previously known as the Strong Common Stock Fund and Strong Opportunity Fund) from March 1991 until March 2008.  Prior to this, Weiss was a partner/portfolio manager at Stein Roe & Farnham in Chicago where he began his career, starting as a research analyst, in 1975.  Weiss continues an informal relationship with the Wells Capital Management Core Equity team, which manages the Wells Fargo Advantage Common Stock Fund and Wells Fargo Advantage Opportunity Fund.  Weiss has managed a portion of the Smaller Companies Fund’s assets since the inception of the Smaller Companies Fund in 2003.

Approximately 25% of the Smaller Companies Fund's assets are managed by Weiss.  He invests in stocks of small- and mid-sized companies that are undervalued either because they are not broadly recognized, are in transition, or are out of favor based on short-term factors.  Weiss also has the flexibility to invest in the stocks of larger companies if in his opinion they offer the potential for better returns.  In seeking attractively valued companies, Weiss focuses on companies with above-average growth potential that also exhibit some or all of the following:

•	Low institutional investor ownership and low analyst coverage
•	High-quality management
•	Sustainable competitive advantage

Weiss evaluates the degree of under-valuation relative to his estimate of each company's private market value.  This private market value approach is based on an assessment of what a private buyer would be willing to pay for the future cash flow stream of the target company.  Based on his experience, Weiss believes that, except for technology and other high-growth stocks, most stocks trade at between 50% and 80% of the private market value.  When trading at the low end of this range, companies take steps to prevent takeover, or they are taken over.  The private market value estimate is applied flexibly, based on the outlook for the industry and the company's fundamentals.

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Fund Management and Investment Styles	Litman Gregory Masters Alternative Strategies Fund

The SAI provides additional information about each sub-advisor’s method of compensation for its portfolio managers, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Funds.

Litman Gregory Masters Alternative Strategies Fund – Sub-Advisors

Litman Gregory’s strategy is to allocate the portfolio’s assets among the Alternative Strategies Fund’s four sub-advisors to provide investors a mix of strategies that Litman Gregory believes offer risk-return characteristics that are attractive individually and even more compelling collectively.  Allocations among sub-advisors are based on a number of factors, including Litman Gregory’s expectation for the risk-adjusted return potential of each sub-advisor’s strategy and the impact on overall portfolio risk, with the objective of maximizing return subject to the goals of low volatility and relatively low correlation with broad financial markets, especially the stock market.  Litman Gregory may at times adjust the allocations of capital to sub-advisors if it believes there is a highly compelling tactical opportunity in a particular sub-advisor’s strategy. No strategy will be allocated less than 15% of portfolio assets or more than 35% of portfolio assets as measured at the time of allocation.

Sub-advisor strategies may seek to benefit from: opportunities to combine securities with differing risk characteristics; market inefficiencies; arbitrage opportunities; opportunities to provide liquidity; tactical opportunities in asset classes or securities; special situations such as spin offs; as well as other opportunities in areas such as real estate or managed futures.  In the aggregate, the managers can invest globally in stocks of companies of any size, domicile or market capitalization, government and corporate bonds and other fixed income securities and currencies, including short positions of any of the foregoing, within their respective segments of the Alternative Strategies Fund.  They may also invest in derivatives to manage risk or enhance return and can also utilize leverage to a limited degree.  Each of the managers may invest in illiquid securities; however, the Alternative Strategies Fund as a whole may not hold more than 15% of its net assets in illiquid securities.  In some cases, the sub-advisors may seek to replicate strategies they employ in their private (hedge) funds.  In other cases, the sub-advisors may seek to enhance strategies they run in other public funds by focusing on their highest conviction ideas to a greater extent or by pursuing certain aspects of their strategies with greater flexibility.  However, the Alternative Strategies Fund will only invest directly in portfolio securities selected by the sub-advisors and will not invest in any pooled investment vehicles or accounts managed by the sub-advisors.

Each sub-advisor will have an investment approach that generally focuses on a particular asset class or specific strategies. Currently, the strategies the sub-advisors focus on are as follows: (1) an arbitrage oriented strategy, (2) an opportunistic income strategy which will often focus on mortgage related securities, (3) a contrarian opportunity strategy that allows tactical investments throughout the capital structure (stocks and bonds), asset classes, market capitalization, industries and geographies, and (4) an absolute return fixed income strategy that focuses on the tactical allocation of long and short global fixed income opportunities and currencies.

The following table provides a description of the Alternative Strategies Fund’s four sub-advisors and their target levels of assets. Asset levels will fluctuate, and it is at the discretion of Litman Gregory to re-balance the manager allocations.  A detailed discussion of the management structure of the Alternative Strategies Fund follows the table.

PORTFOLIO MANAGER(S)/SUB-ADVISOR	TARGET ALLOCATION RANGE	STRATEGY
Jeffrey Gundlach DoubleLine Capital LP	15%-35%	Opportunistic Income
Steven Romick Brian Selmo Mark Landecker First Pacific Advisors, LLC	15%-35%	Contrarian Opportunity
Matt Eagan Kevin Kearns Todd Vandam Loomis Sayles &Company, LP	15%-35%	Absolute Return Fixed Income

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Fund Management and Investment Styles	Litman Gregory Masters Alternative Strategies Fund

PORTFOLIO MANAGER(S)/SUB-ADVISOR	TARGET ALLOCATION RANGE	STRATEGY
John Orrico Todd Munn Roger Foltynowicz Gregg Loprete Water Island Capital, LLP	15%-35%	Arbitrage

Litman Gregory Masters Alternative Strategies Fund Portfolio Managers

Opportunistic Income Strategy
Jeffrey Gundlach
DoubleLine Capital LP
333 South Grand Avenue, Suite 1800
Los Angeles, CA  90071

Jeffrey Gundlach is the portfolio manager responsible for the opportunistic income strategy, which is the segment of the Alternative Strategies Fund’s assets managed by DoubleLine Capital LP (“DoubleLine”) (the “Opportunistic Income Strategy”).  Gundlach is Chief Executive Officer and Chief Investment Officer of DoubleLine, which he co-founded in 2009.  Prior to founding DoubleLine, Gundlach was associated with TCW Group Inc., where he was Chief Investment Officer, Group Managing Director and President of TCW Asset Management Company, a division of the TCW Group.

Gundlach and his team at DoubleLine operate under the cardinal mandate of delivering superior risk-adjusted fixed income returns.  They seek to deliver positive absolute returns in excess of an appropriate aggregate fixed income index with portfolio volatility that is similar to U.S. long-term treasury securities.  Investment ideas employed by Gundlach and his team must offer an asymmetric, positively skewed risk-reward profile.  As a result, a great deal of their analysis seeks to identify fixed income securities that they believe offer greater potential payoff than potential loss under multiple scenarios.  Ultimately, a combination of risk management, asset allocation and security selection forms Gundlach’s investment process.  There can be no assurance that the Fund will achieve its investment objective.

Portfolios are constructed with the intent to outperform under a range of future outcomes.  DoubleLine’s risk integration process seeks to combine assets that will perform differently in different scenarios so that the overall portfolio generates acceptable performance.  This process includes balancing the strength of cash flows from certain asset classes against various potential economic or market risks.

When considering a specific investment in any sector, Gundlach’s primary focus is on the predictability of the cash flow generated during an entire interest rate or credit cycle.  When volatility is low, he emphasizes securities he expects to generate the best overall return over a cycle rather than simply buying the highest yield at a given point in time.

In implementing the Opportunistic Income Strategy, Gundlach allocates investments to fixed income instruments and other investments with no limit on the duration of the portfolio.  He may invest in, without limitation, asset-backed securities; domestic and foreign corporate bonds, including high-yield bonds; municipal bonds; bonds or other obligations issued by  domestic or foreign  governments, including emerging markets countries; real estate investment trust (“REIT”) debt securities; and mortgage related securities.  Gundlach’s investments in mortgage related securities may at times represent a substantial portion (up to 100%) of the segment allocated to him when certain market conditions exist that Gundlach believes offer potentially attractive risk adjusted returns.  He may, to a limited extent, employ leverage within the Opportunistic Income Strategy, which is also being used for other accounts managed by DoubleLine.

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Fund Management and Investment Styles	Litman Gregory Masters Alternative Strategies Fund

When investing in mortgage related securities, Gundlach may invest in obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government such as the Government National Mortgage Association, the Federal National  Mortgage Association and the Federal Home Loan Mortgage Corporation; collateralized mortgage obligations (“CMOs”) including real estate mortgage investment conduits (REMICS) issued by domestic or foreign private issuers that represent an interest in or are collateralized by mortgage related securities issued by agencies or instrumentalities of the U.S. Government; commercial mortgage backed securities (“CMBS”); obligations issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or mortgage related securities without a government guarantee but typically with some form of private credit enhancement; “interest only” and “principal only” stripped mortgage securities; inverse floating rate securities; and debt or equity tranches of collateralized debt obligations collateralized by mortgage related securities. Gundlach compares opportunities in other sectors of the global fixed income market to opportunities available in the mortgage sector with the aim of attempting to construct a portfolio with the most attractive return potential given his risk management objectives.

Contrarian Opportunity Strategy
Steven Romick, CFA
Brian Selmo, CFA
Mark Landecker, CFA
First Pacific Advisors, LLC
11400 West Olympic Blvd, Suite 1200
Los Angeles, CA  90064

Steven Romick, Brian Selmo and Mark Landecker are the portfolio managers responsible for the contrarian opportunity strategy, which is the segment of the Alternative Strategies Fund’s assets managed by FPA (the “Contrarian Opportunity Strategy”).   Romick joined FPA in 1996 and is currently a Managing Partner of the firm.  He has been the portfolio manager of the FPA Crescent Fund since its inception in 1993 and manages separate accounts in FPA’s Contrarian Value style, including unregistered funds managed by FPA (commonly known as hedge funds).  Selmo joined FPA in 2008 and is the director of research for the FPA Crescent Fund in the Contrarian Value style. He is also responsible for the management of one of FPA’s unregistered funds. He was previously a founder and managing member of Eagle Lake Capital, LLC from 2006 to 2008. He was a portfolio manager at Coast Asset Management from 2003 to 2006, a senior analyst at Third Avenue Management from 2001 to 2003, and an analyst at Rothschild, Inc. from 2000 to 2001.  Landecker joined FPA in 2009 as a portfolio manager for the FPA Global Opportunity Fund and is also a research analyst for the Contrarian Value style. Prior to joining FPA, Landecker served as a portfolio manager at both Kinney Asset Management and Arrow Investments, Inc. He also has experience in corporate finance, consulting, and private funds.

It is anticipated that this segment will be managed, to the degree practical, with the intent to replicate elements of private funds and separate accounts also run by FPA.  The elements replicated could include investment strategies such as hedging, highly concentrated positions, illiquid and restricted securities, international investments, coupled with the potential for maintaining high levels of liquidity.  The manager expects to implement these strategies through investing opportunistically in a wide variety of securities as discussed below.

The Contrarian Opportunity Strategy leads to investments that offer absolute rather than relative value with an objective of strong risk-adjusted returns.  As absolute return investors, the FPA team seeks genuine bargains rather than relatively attractive securities.  The goal is to provide equity-like returns over longer periods (i.e., five to seven years) while protecting against the permanent loss of capital.   Attention is directed toward those companies offering the best combination of such quality criteria as strong market share, good management, and high normalized return on capital.  A company purchased might not look inexpensive, considering current earnings and return on capital; however, its valuation may reflect such conditions as a weak economy, an increase in raw material costs, a management misstep, or any number of other temporary conditions. The FPA team believes that price drops caused by such developments can, and often do, provide buying opportunities.  There can be no assurance that the Fund will achieve its investment objective.

The FPA team employs the broad mandate of the FPA contrarian strategy to invest across the capital structure, asset classes, market capitalization, industries and geographies using a wide variety of instruments. The FPA team invests in an opportunistic manner, based on its view of the world and the businesses/situations that it understands.  It looks for what is out of favor, taking into account the current landscape and how it might change over time, both organically and through exogenous events.  The FPA team emphasizes independent research and spends little time with Wall Street analysts because it prefers to focus its research on interactions with business operators and industry leaders.

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Fund Management and Investment Styles	Litman Gregory Masters Alternative Strategies Fund

The FPA team narrows the universe of potential investments by establishing five categories: Long Equity, Short Equity, Credit, Cash and Equivalents and a smaller “Other” category.

Long Equity:   The FPA team may invest in companies with solid balance sheets and unquestionable competitive strength and shareholder-centric management; companies of lesser quality but with strong long-term upside potential; companies with shorter term upside potential driven by identified catalysts that are expected to have a positive impact on the value of the underlying business such as balance sheet optimization, operational turnarounds or corporate actions; and companies whose disparate parts have greater aggregate value than the current stock price and may engage in intra-company arbitrage of such companies by either holding long positions in one share class of such a company and shorting another share class of the same company or longing a parent or holding company and shorting one or several of its underlying companies to create a stub equity position that is valued at a deep discount to intrinsic value.

Short Equity:   The FPA team will seek opportunities in deteriorating companies with declining business metrics that are not reflected in the stock price; companies with balance sheet issues such as overstated asset accounts that may result in operational cash flows that fall significantly short of net income; paired trades that involve shorting a company in the same industry as one of the long position the FPA team holds to serve as a partial hedge against industry specific risk; and intra-company arbitrage as discussed above.

Credit:   The FPA team will consider performing credits that have a yield to maturity reasonably in excess of U.S. Treasuries of comparable maturity and that the holder has a high likelihood of receiving principal and interest payments.  The FPA team will also consider the bonds of corporations that it believes have some chance but a low likelihood of needing to restructure their debt.  These bonds may have higher yields than those of performing credits.  The FPA team may also purchase distressed debt, which it defines as corporate debt that has either defaulted or which has a high likelihood of being restructured, either voluntarily or by default.

Other: Investments will typically include illiquid securities that the FPA team believes allow it to take advantage of situations that are not available in the public markets.  These could include private equity, debt and real estate investments. Investment in illiquid securities is typically limited to no more than 15% of the FPA team’s portfolio.

Cash and Equivalents: Investments in cash and cash equivalents are a residual of the FPA team’s investment process rather than a macro-driven rationale.  The FPA team believes that liquidity is an important risk management tool and also believes that it provides the ability to take advantage of future opportunities.

Once the FPA team decides which categories provide the best opportunities to achieve its long-range goal of equity-like returns with less than market risk, it then identifies specific investment opportunities within those categories.  The goal of gaining comfort with a given investment is based on determining what it needs to know in order to prove the correctness of the original thesis that drew its interest and triggered further research.  This research process is supported by reading current and historic SEC filings and conference call transcripts, reviewing pertinent periodicals, studying the competition, and establishing a valuation model. The FPA team works to gain a knowledge edge and an understanding of the business or industry that may not be universal. Such due diligence may take the form of conversations with ex-employees, vendors, suppliers, competitors and industry consultants.   As a result of the process, the FPA team invests only in positions that it believes offer a compelling economic risk/reward proposition on an absolute basis. If prospective investments do not meet that requirement, then the FPA team waits until it can purchase a security at a substantial discount to that company’s worth or intrinsic value.  The FPA team also factors a macro-economic view into its security analysis and portfolio construction, which may cause it to be over-weighted in certain asset classes or sectors at times while completely avoiding others.  There can be no assurance that the Fund will achieve its investment objective.

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Fund Management and Investment Styles	Litman Gregory Masters Alternative Strategies Fund

The FPA team distinguishes between the risk of permanent loss of capital and volatility, and seeks to distinguish their strategy by using volatility to its advantage rather than its detriment. Instead of composing a portfolio designed to mimic the performance of a benchmark or index, the FPA team utilizes the deeply-held contrarian philosophy oriented toward pushing back on a rising market by reducing exposure (thus allowing cash to increase), and conversely, leaning into a falling market and spending that cash to opportunistically buy inexpensive securities.  The goal is to invest in securities that have what they believe to be advantageous upside/downside characteristics; that is, the FPA team seeks to make sure that it could potentially make a multiple of what it could potentially lose.

Absolute Return Fixed Income Strategy
Matt Eagan, CFA
Kevin Kearns
Todd Vandam, CFA
Loomis Sayles & Company, LP
One Financial Center
Boston, MA  02111

Matthew Eagan, Kevin Kearns and Todd Vandam are the portfolio managers responsible for the absolute return fixed income strategy, which is the segment of the Alternative Strategies Fund’s assets managed by Loomis Sayles & Company, LP (“Loomis”) (the “Absolute Return Fixed Income Strategy”).  Eagan joined Loomis in 1997 as a fixed income analyst and is currently Vice President and the lead portfolio manager of the Loomis Sayles Strategic Alpha Fund, as well as co-portfolio manager for the Loomis Sayles Bond Fund, the Loomis Sayles Strategic Income Fund and other fixed income funds managed by Loomis.   Prior to joining Loomis, he was a senior fixed income analyst at the Liberty Mutual Life Insurance Company and a senior credit analyst for BancBoston Financial Company.  Kearns joined Loomis in 2007 and is a vice president, portfolio manager and senior derivatives strategist in the absolute return and credit opportunity areas within the fixed income group. He co-manages credit and absolute return institutional portfolios, including the Loomis Sayles Credit Long Short Fund, the Loomis Sayles Strategic Alpha Fund and the Loomis Sayles Multi-Asset Real Return Fund. Vandam joined Loomis in 1994 and is a vice president of Loomis and co-portfolio manager of the Loomis Sayles Strategic Alpha Fund and US High Yield portfolios. He is also senior credit strategist for Loomis, where he works with the fixed income high yield and investment grade teams.

The Absolute Return Fixed Income Strategy has an absolute return investment objective, which means that it is not managed relative to an index and that it attempts to achieve positive total returns over a full market cycle with relatively low volatility. The Loomis team intends to pursue its objective by utilizing a flexible investment approach that allocates investments across a global range of investment opportunities related to credit, currencies and interest rates, while employing risk management strategies designed to mitigate downside risk.  There can be no assurance that the Fund will achieve its investment objective.

The Loomis team may invest up to 75% of the total assets of the segment allocated to it in below investment-grade fixed income securities (also known as “junk bonds”) and derivatives that have returns related to the returns on below investment-grade fixed income securities. Under normal market conditions, the Loomis team also may invest up to 75% of the total assets of the segment allocated to it in investments denominated in non-U.S. currencies and related derivatives, including up to 50% in investments denominated in emerging market currencies and related derivatives. Under normal conditions, the Loomis team may invest up to 20% of the total assets of the segment allocated to it in equity-related securities and derivatives. There is no limit on the amount of preferred securities. The Loomis team expects that exposure to these asset classes will often be obtained substantially through the use of derivative instruments. Currency positions that are intended to hedge the Loomis team’s non-U.S. currency exposure (i.e., currency positions that are not made for investment purposes) will offset positions in the same currency that are made for investment purposes when calculating the limitation on investments in non-U.S. and emerging market currency investments because the Loomis team believes that hedging a currency position is likely to negate some or all of the currency risk associated with the original currency position. Restrictions will apply at the time of purchase.

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Fund Management and Investment Styles	Litman Gregory Masters Alternative Strategies Fund

The Loomis team’s investment process employs both top-down (macro themes) and bottom-up (security selection) components and uses the resources of the entire Loomis Sayles infrastructure.  The Loomis team identifies key macro themes over a 3- and 12-month horizon and assesses top-down risk/return opportunities across the interest rate curve, credit markets and currencies.  The Loomis team draws on the strength and depth of the entire Loomis research team as it evaluates these themes.  Fourteen Macro and Market Sector teams support the Loomis team by sharing their sector’s risk/return characteristics and uncovering specific credits that they believe may offer the best return potential.

In selecting investments for the Absolute Return Fixed Income Strategy, the Loomis team develops long-term portfolio themes driven by macro-economic indicators. These include secular global economic trends, demographic trends and labor supply, analysis of global capital flows and assessments of geopolitical factors. The Loomis team then develops shorter-term portfolio strategies based on factors including, but not limited to, economic, credit and Federal Reserve cycles, top-down sector valuations and bottom-up security valuations. The Loomis team employs active risk management, with a focus on credit, interest rate and currency risks. Additionally, the Loomis team will use risk management tools in constructing and optimizing the portfolio and seek to manage risk on an ongoing basis.  The Loomis team expects to actively evaluate each investment idea based upon its return potential, its level of risk and its fit within the team’s overall macro strategy when deciding whether to buy or sell investments, with the goal of continually optimizing the portfolio.

The Loomis team seeks to gain a performance edge by integrating the global macro themes with Loomis’ best bottom-up security selection, risk analysis and trading capabilities to create the best expected risk/return portfolio.   The Loomis team will pursue its investment goal by obtaining long investment exposures through direct cash investments and derivatives and short investment exposures substantially through derivatives. A “long” investment exposure is an investment that rises in value with a rise in the value of an asset, asset class or index and declines in value with a decline in the value of that asset, asset class or index. A “short” investment exposure is an investment that rises in value with a decline in the value of an asset, asset class or index and declines in value with a rise in the value of that asset, asset class or index. The Loomis team’s long and short investment exposures may, at times, each reach 150% of the assets invested in this segment of the Alternative Strategies Fund (excluding instruments primarily used for duration management and short-term investments (such as cash and money market instruments)), although these exposures may be higher or lower at any given time.

Investments:  In connection with its principal investment strategies, the Loomis team may invest in a broad range of U.S. and non-U.S. fixed income securities, including, but not limited to, corporate bonds, municipal securities, U.S. and non-U.S. government securities (including their agencies, instrumentalities and sponsored entities), securities of supranational entities, emerging market securities, commercial and residential mortgage-backed securities, CMOs, other mortgage-related securities (such as adjustable rate mortgage securities), asset backed securities, bank loans, convertible bonds, Rule 144A securities, REITs, zero-coupon securities, step coupon securities, pay-in-kind securities, inflation-linked bonds, variable and floating rate securities, private placements and commercial paper and preferred securities. Additionally, the Absolute Return Fixed Income Strategy involves limited investments in equities and exchange–traded funds (“ETFs”).

Non-U.S. Currency Investments: Under normal market conditions, the Loomis team may engage in a broad range of transactions involving non-U.S. and emerging market currencies, including, but not limited to, purchasing and selling forward currency exchange contracts in non-U.S. or emerging market currencies, investing in non-U.S. currency futures contracts, investing in options on non-U.S. currencies and non-U.S. currency futures, investing in cross currency instruments (such as swaps), investing directly in non-U.S. currencies and investing in securities denominated in non-U.S. currencies. The Loomis team may also engage in non-U.S. currency transactions for investment or for hedging purposes.

Derivative Investments: For investment and hedging purposes, the Loomis team may invest substantially in a broad range of derivatives instruments, and sometimes the majority of its investment returns will derive from its derivative investments.  These derivative instruments include, but are not limited to, futures contracts (such as treasury futures and index futures), forward contracts, options (such as options on futures contracts, options on securities, interest rate/bond options, currency options, options on swaps and over-the-counter (“OTC”) options), warrants (such as non-U.S. currency warrants) and swap transactions (such as interest rate swaps, total return swaps and index swaps).  In addition, the Loomis team may invest in credit derivative products that may be used to manage default risk and credit exposure.  Examples of such products include, but are not limited to, credit default swap index products (such as LCDX, CMBX and ABX index products), single name credit default swaps, loan credit default swaps and asset-backed credit default swaps.  Derivative instruments (such as those listed above) can be used to acquire or to transfer the risk and returns of a security without buying or selling the security. The Loomis team’s strategy may be highly dependent on the use of derivatives, and to the extent that they become unavailable or unattractive the Loomis team may be unable to fully implement its investment strategy.

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Fund Management and Investment Styles	Litman Gregory Masters Alternative Strategies Fund

The Loomis team is not limited as to the duration of its portfolio, which will change over time but is likely to be within a range of -5 years to +10 years.

Arbitrage Strategy
John Orrico, CFA
Todd Munn
Roger Foltynowicz
Gregg Loprete
Water Island Capital LLC
41 Madison Avenue, 42nd Floor
New York, NY  10010

John Orrico, Todd Munn, Roger Foltynowicz and Gregg Loprete are the portfolio managers responsible for the arbitrage strategy, which is the segment of the Alternative Strategies Fund’s assets managed by Water Island Capital, LLC (“Water Island”) (the “Arbitrage Strategy”).  Orrico founded Water Island in 2000 and serves as its President.   He is the co-portfolio manager of The Arbitrage Fund and The Arbitrage Event-Driven Fund.  Munn joined Water Island in 2003 and is currently a portfolio manager at the firm.  He has worked as a senior analyst and trader on both U.S. and foreign arbitrage portfolios as well as special situations since joining the firm.  Foltynowicz joined Water Island in 2003 and is a portfolio manager at the firm. He is responsible for analyzing arbitrage situations and special situations for both the Arbitrage and Arbitrage Event Drive Funds.  Loprete joined Water Island in 2009 and serves as a portfolio manager on The Arbitrage Event-Driven Fund. He is responsible for management of the firm’s convertible and fixed income investments, while also providing insight into and support for ongoing Arbitrage Fund research from the perspective of the credit markets.

Investment Strategy:  The Water Island team seeks to generate long-term returns of at least mid-single-digits with low correlation to the equity and bond markets. This objective is pursued by investing in equity and debt securities of companies that are impacted by corporate events such as mergers, acquisitions, restructurings, refinancings, recapitalizations, reorganizations or other special situations.  More specifically, the Water Island team follows any one of three arbitrage strategies: merger arbitrage, convertible arbitrage or capital structure arbitrage and may invest in both U.S. and non-U.S. securities.  The Water Island team intends to focus the portfolio in only their highest conviction risk-adjusted ideas across these strategies, and will, to a limited extent, employ leverage within the Arbitrage Strategy.  There can be no assurance that the Fund will achieve its investment objective.

Merger Arbitrage: Merger arbitrage is a highly specialized investment approach designed to profit from the successful completion of mergers, takeovers, tender offers, leveraged buyouts, spin offs, liquidations and other corporate reorganizations. When a merger or acquisition deal is announced, the target’s stock price typically appreciates because the acquirer typically pays a premium relative to the current market price. Until the deal closes, however, the target’s stock price generally trades at a discount to the deal price.  This discount is called “the spread.” The spread typically exists because investors demand compensation for the risk that the deal may fail to close and for the time value of money for the time it takes the deal to close.  The most common arbitrage activity, and the approach the Water Island team generally will use, involves purchasing the shares of an announced acquisition target company at a discount to their expected value upon completion of the acquisition.  The Water Island team may engage in selling securities short when the terms of a proposed acquisition call for the exchange of common stock and/or other securities. In such a case, the common stock of the company to be acquired may be purchased and, at approximately the same time, an equivalent amount of the acquiring company’s common stock and/or other securities may be sold short. The Water Island team may also execute the merger arbitrage strategy by using a company’s debt.

Table of Contents - Prospectus

Fund Management and Investment Styles	Litman Gregory Masters Alternative Strategies Fund

Convertible Arbitrage: Convertible arbitrage is a specialized strategy that seeks to profit from mispricing between a firm's convertible securities and its underlying equity. The most common convertible arbitrage approach, and the strategy the Water Island team generally will use, matches a long position in the convertible security with a short position in the underlying common stock. The Water Island team seeks to purchase convertible securities at discounts to their expected future values and sell short shares of the underlying common stock in order to mitigate equity market movements. As stock prices rise and the convertible security becomes more equity sensitive, the Water Island team will sell short additional common shares in order to maintain the relationship between the convertible and the underlying common stock. As stock prices fall, the Water Island team will typically buy back a portion of shares it had sold short. Positions are typically designed to earn income from coupon or dividend payments and from the short sale of common stock.

Capital Structure Arbitrage: Capital structure arbitrage seeks to profit from relative pricing discrepancies between related debt and/or equity securities. For example, the Water Island team may purchase a senior secured security of an issuer and sell short an unsecured security of the same issuer. In this example the trade would be profitable if credit quality spreads widened or if the issuer went bankrupt and the recovery rate for the senior debt was higher. Another example might involve the manager purchasing one class of common stock while selling short a different class of common stock of the same issuer. It is expected that, overtime, the relative mispricing of the securities will disappear, at which point the position will be liquidated.

Among these three arbitrage strategies, the primary focus of the Arbitrage Strategy is expected to be merger arbitrage.  The Water Island team will typically be long the target’s shares and short the acquirer’s stock (to hedge the market risk where the acquirer is using stock and not cash to fund the acquisition).  The Water Island team will also use options in an attempt to hedge deal-specific and market risks, especially in the case of cash-only deals where the team will only long the target’s stock.

To answer the fundamental questions,  the Water Island team reviews SEC filings, talk to sell-side and buy-side analysts, listen to company conference calls where management explains the rationale behind the merger, talk to key shareholders to assess how they will vote on the deal, talk to competitors, suppliers, and customers to assess, for example, overlaps in products and services that might not pass regulatory scrutiny, and, in some situations, talk to lawyers to get a legal opinion, especially if the deal involves regulators in multiple jurisdictions. The Water Island team builds pro-forma balance-sheet, income, and cash-slow statements, typically looking out 12 months, to see where the synergies of the combined entity may lie.

A key area of emphasis for the Water Island team is assessing the downside risk associated with deal failure.  Either a decrease in the share price of the target or an increase in the share price of the acquirer would have negative implications, so the Water Island team performs valuation analysis to assess downside from a deal break. This analysis involves looking at how the companies have traded relative to their own history and peers. There are other considerations as well, including whether or not the target’s share price prior to the deal announcement had an embedded “acquisition premium,” which may lead the team to adjust their downside risk assessment.

The Water Island team will have exposure to foreign deals on a limited basis because deals outside of the U.S. often involve additional complexities and risks, including different laws and regulations than the U.S., along with currency risks.  Given a similar risk/reward in a foreign deal and a U.S. deal, the Water Island team will generally lean toward the latter.

The SAI provides additional information about each sub-advisor’s method of compensation for its portfolio managers, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Funds.

Table of Contents - Prospectus

Shareholder Services	How to Buy Shares & Choose a Share Class

Shareholder Services

Each Fund is a no-load fund, which means that you pay no sales commissions of any kind.  Each business day that the New York Stock Exchange (“NYSE”) is open, each Fund calculates its share price, which is also called the Fund’s NAV per share.  Shares are purchased at the next share price calculated after your investment is received and accepted.  Share price is calculated as of the close of the NYSE, normally 4:00 p.m. Eastern Time.

Eligibility
The Funds are not registered for sale outside of the United States and are available for purchase only by residents of the United States of America, the District of Columbia, Puerto Rico, Guam and the U.S. Virgin Islands.

Description of Classes
The Trust has adopted a multiple class plan.  The Smaller Companies Fund offers a single class of shares – Institutional Class shares – in this Prospectus.  The Equity Fund and International Fund each offer two classes of shares – Institutional Class shares and Investor Class shares – in this Prospectus.  The two different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and may have different share prices as outlined below:

•	Institutional Class shares are not charged a Rule 12b-1 distribution and servicing fee, and are sold with no sales load.
•	Investor Class shares are charged a 0.25% Rule 12b-1 distribution and servicing fee, and are sold with no sales load.

How to Buy Shares

Step 1

The first step is to determine the type of account you wish to open.  The following types of accounts are available to investors:

Individual or Joint Accounts
For your general investment needs:
Individual accounts are owned by one person.  Joint accounts can have two or more owners (tenants).

Retirement Accounts
Retirement accounts allow individuals to shelter investment income and capital gains from current taxes.  In addition, contributions to these accounts may be tax deductible.  Retirement accounts (such as individual retirement accounts (“IRAs”), Rollover IRAs, Simplified Employee Pension Plans (“SEP IRAs”) and Roth IRAs) require specific applications and typically have lower minimums.

Other retirement plans, such as Keogh or corporate profit-sharing plans, 403(b) plans and 401(k) plans, may invest in the Funds.  All of these accounts need to be established by the plan’s trustee.  The Funds do not offer versions of these plans.

If you are investing through a tax-sheltered retirement plan, such as an IRA, for the first time, you will need an IRA Application and Adoption Agreement.  Retirement investing also involves separate investment procedures.

Gifts or Transfers to Minors (UGMA, UTMA)
To invest for a child’s education or other future needs:
These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to statutorily-defined amount per year per child without paying a federal gift tax.  Such amount is subject to change each year.  For 2014, the amount is $14,000.  Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act (“UGMA”) or the Uniform Transfers to Minors Act (“UTMA”).

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Shareholder Services	How to Buy Shares & Choose a Share Class

Trust
For money being invested by a trust:
The trust must be established before an account can be opened.  The Funds may require additional documentation regarding the formation of the trust prior to establishing an account.

Business or Organization
For investment needs of corporations, associations, partnerships or other groups:
The Funds do not require a special application.  However, the Funds may require additional information prior to establishing an account.

Step 2

How to Choose a Share Class

Before you buy shares in any Fund, you need to decide which class of shares best suits your needs.  The Smaller Companies Fund offers a single class of shares – Institutional Class shares – in this Prospectus.  The Equity Fund and International Fund each offer two classes of shares – Institutional Class shares and Investor Class shares – in this Prospectus.  Each class is essentially identical in legal rights and invests in the same portfolio of securities.  The difference in the fee structures between the classes for a Fund is primarily the result of their separate arrangements for shareholder and distribution services and is not the result of any difference in the amounts charged by Litman Gregory for investment advisory services.  Accordingly, the investment advisory expenses do not vary by class for a Fund.

Conversion Feature
Subject to Litman Gregory’s approval and based on current Internal Revenue Service (“IRS”) guidance, if investors currently holding Investor Class shares meet the criteria for eligible investors and would like to convert to Institutional Class shares, there should be no tax consequences to the converting investor and investors are not subject to the redemption/exchange fees.  To inquire about converting your Investor Class shares to Institutional Class shares, please call 1-800-960-0188.

Investor Class Shares
Investor Class shares may be appropriate if you intend to retain the services of a financial adviser, mutual fund supermarket, retirement plan or other financial intermediary.  Investor Class shares cannot be purchased directly from the Funds that offer such class.  Investor Class shares have adopted plans of distribution, or “12b-1 Plans,” which provide revenue that may be used to pay for the services of financial planners, mutual fund supermarkets, and other distribution activities, although Investor Class shares may not be available for purchase through some financial intermediaries.  Investor Class shares pay up to 0.25% of their average annual net assets for these services and activities.  You must invest a minimum of $1,000 in a single Fund to open an account with Investor Class shares.  You must invest at least $1,000 in each Fund that offers Investor Class shares to open Investor Class shares accounts in more than one Fund.

Institutional Class Shares
Institutional Class shares may be appropriate if you intend to make your own investment decisions and will invest directly with the Funds.  Institutional Class shares do not have 12b-1 Plans, and thus have a lower expense ratio, which will result in higher investment returns over time.  You must invest a minimum of $10,000 in a single Fund to open an account in Institutional Class shares.  You must invest at least $10,000 in each Fund to open Institutional Class shares accounts in more than one Litman Gregory Masters Fund.  Institutional Class shares may not be available for purchase through some financial intermediaries.

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Shareholder Services	How to Buy Shares & Choose a Share Class

Step 3

The third step involves determining the amount of your investment.  The Funds have established the following minimum investment levels for your initial investment, additional investments and ongoing account balances for Institutional Class shares (all Funds) and Investor Class shares (Equity Fund, International Fund and Alternative Strategies Fund only):

Smaller Companies Fund
Type of Account	Minimum Initial Investment	Minimum Additional Investment	Minimum Account Balance
Regular
- Institutional Class	$10,000	$250	$2,500
- Investor Class	$1,000	$100	$250
Retirement Account
- Institutional Class	$1,000	$100	$250
- Investor Class	$500	$100	$250
Automatic Investment Account
- Institutional Class	$2,500	$250	$2,500
- Investor Class	n/a	n/a	n/a

Equity Fund, International Fund, and Alternative Strategies Fund
Regular
- Institutional Class	$100,000	$250	$2,500
- Investor Class	$1,000	$100	$250
Retirement Account
- Institutional Class	$5,000	$100	$250
- Investor Class	$500	$100	$250
Automatic Investment Account
- Institutional Class	$2,500	$250	$2,500
- Investor Class	$2,500	$250	$2,500

Litman Gregory may waive the minimum investment from time to time.

Step 4

The fourth step involves completing your application to open your account.  All shareholders must complete and sign an application in order to establish their account.  The type of application depends on the type of account you chose to open.  Regular investment accounts, including individual, joint tenant, UGMA, UTMA, business, or trust accounts, must complete the Funds’ standard account application.  Shareholders who wish to establish retirement accounts must complete the IRA application and adoption agreement.  Shareholders who wish to transfer retirement holdings from another custodian must also complete the IRA Transfer of Assets Form.  Be sure to complete the section of the account application indicating the amount you are investing in each Fund.

Step 5

The final step in opening your account is to mail the completed account application, along with your check payable to the Litman Gregory Masters Funds.  The Funds do not accept third-party checks, money orders, cashiers checks, starter checks, official bank checks, credit cards, cash or checks or wires from foreign financial institutions. If you send any of these instruments, your purchase order will be rejected, and your investment in the Funds will be delayed.

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Shareholder Services	How to Buy Shares & Choose a Share Class

The mailing addresses for the Funds are:

For Regular Delivery:	For Overnight Delivery:
Litman Gregory Funds Trust c/o Boston Financial Data Services P.O. Box 219922 Kansas City, MO 64121-9922	Litman Gregory Funds Trust c/o Boston Financial Data Services 330 West Ninth Street Kansas City, MO 64105

In compliance with the USA PATRIOT Act of 2001, please note that the Funds’ transfer agent will verify certain information on your account application as part of the Funds’ Anti-Money Laundering Compliance Program.  Until such verification is made, the Funds may temporarily limit share purchases.  As requested on the application, you should supply your full name, date of birth, social security number and permanent street address.  Mailing addresses containing only a P.O. Box will not be accepted.  Your information will be handled by us as discussed in our privacy notice.  Please contact the Funds’ transfer agent at 1-800-960-0188 if you need additional assistance when completing your application.

If you wish to open or add to your account by wire, please call 1-800-960-0188 for instructions.

After your account is open, you may increase the amount of your investment by:
•
Mailing a check to the above addresses along with a letter or the form at the bottom of your account statement.  Be sure to put your account number on your check and in your letter, and please refer to Step 4 above for a list of instruments that will not be accepted for investment.

•	Wiring money from your bank. Call 1-800-960-0188 for instructions.
•	Making automatic investments if you signed up for the Automatic Investment Plan when you opened your account.

How to Sell Shares

You can arrange to take money out of your account at any time by selling (redeeming) some or all of your shares.  Your shares will be sold at the next NAV per share (share price) calculated after your order is received.

To sell shares in a non-retirement account, you may use any of the methods described in this section.  To sell shares in a retirement account, your request must be made in writing.

Certain requests must include a medallion guarantee.  This is designed to protect you and each Fund from fraud.  Your request must be made in writing and include a medallion guarantee if any of the following situations apply:

•	You wish to redeem more than $25,000 worth of shares.
•	Your account registration information has changed within the past 30 days.
•	The redemption check is being mailed to a different address from the one on your account (address of record).
•	The check is being made payable to someone other than the account owner.

Please note that there may be other special cases in which a Medallion Guarantee may be required.  Each signature must be guaranteed by an eligible signature guarantor, which must participate in the Securities Transfer Agents Medallion Program (STAMP), the leading signature guarantee program recognized by all major financial service associations throughout the United States and Canada. You should be able to obtain a medallion guarantee from a bank, broker-dealer, credit union (if authorized under state law), securities exchange or association, clearing agency or savings association.  A notary public cannot provide a medallion guarantee.

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Shareholder Services	Shareholder and Account Policies

Selling Shares by Letter
Write and sign a “letter of instruction” with:

Your Name
Your Fund’s account number
The dollar amount or number of shares to be redeemed

Please note the following special requirements for redeeming shares for different types of accounts:

•
Individual, Joint Tenant, Sole Proprietorship, UGMA or UTMA Accounts: The letter of instruction must be signed by all persons required to sign for transactions, exactly as their names appear on the account.

•	Retirement Account: The account owner should complete a Retirement Distribution Form. Call 1-800-960-0188 to request one.
•
Trust Account: The trustee must sign the letter indicating capacity as trustee.  If a trustee’s name is not in the account registration, provide a copy of the trust document certified within the past 60 days.

•
Business or Organization: At least one person authorized by corporate resolutions to act on the account must sign the letter.  Include a corporate resolution (certified within the past 6 months) with corporate seal or medallion guarantee.

•	Executor, Administrator, Conservator or Guardian: Call 1-800-960-0188 for instructions.

Unless otherwise instructed, the Funds will send a check to the address of record.

Mail your letter to:

For Regular Delivery:	For Overnight Delivery:
Litman Gregory Funds Trust c/o Boston Financial Data Services P.O. Box 219922 Kansas City, MO 64121-9922	Litman Gregory Funds Trust c/o Boston Financial Data Services 330 West Ninth Street Kansas City, MO 64105

Selling Shares by Telephone
You must select this option on your account application if you wish to use telephone redemption; it is not automatically available.  If you selected the telephone redemption option on your account application, you can sell shares simply by calling 1-800-960-0188.  If you wish to add this feature to your account, you must do so in writing at least 30 days in advance of any telephonic redemption.  The amount you wish to redeem (up to $25,000) will be wired to your bank account (address of record).  This option is not available for retirement accounts.

Selling Shares by Wire
You must sign up for the wire feature before using it.  To verify that it is in place, please call 1-800-960-0188.  The minimum wire amount is $5,000.  Your wire redemption request must be received by the Funds before 4:00 p.m., Eastern time for money to be wired the next business day.  This option is not available for retirement accounts.

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Shareholder Services	Shareholder and Account Policies

Shareholder and Account Policies

Statements, Reports, and Inquiries
Statements and reports that each Fund sends you include the following:

•	Confirmation statements (after every transaction that affects your account balance or your account registration)
•	Financial reports (every six months)
•	Account statements (every six months)

Boston Financial Data Services, the Funds’ transfer agent (the “Transfer Agent”), is located at 330 West Ninth Street, Kansas City, Missouri, 64105.  You may call the Transfer Agent at 1-800-960-0188 if you have questions about your account.

Quasar Distributors, LLC, the Funds’ principal underwriter, is located at 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Exchange Privilege
Shareholders may exchange shares among the Equity Fund, the International Fund, the Smaller Companies Fund, and the Alternative Strategies Fund by mailing or delivering written instructions to the Transfer Agent.  Shares may only be exchanged for shares of the same share class.  Please specify the names and class of the applicable Funds, the number of shares or dollar amount to be exchanged, and your name and account number.  You may not utilize an exchange to establish an account into a closed fund.

Exchanging Shares by Telephone
You must select this option on your account application if you wish to use telephone exchange; it is not automatically available.  If you selected the telephone exchange option on your account application, you may also exchange shares (maximum $25,000 worth) by calling the Transfer Agent at 1-800-960-0188 between 9:00 a.m. and 4:00 p.m. Eastern time on a day that the NYSE is open for normal trading.  A Fund will suspend, without notice, the exchange privilege on any accounts it reasonably believes are being used by “market timers.”

Automatic Investment/Withdrawal Plans
One easy way to pursue your financial goals is to invest money regularly.  The Funds offer a convenient service that lets you transfer money into your Fund account automatically.  Although Automatic Investment Plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses and other long-term financial goals.  The investment will automatically be processed through the Automated Clearing House (ACH) system.  Shares will be issued at the net asset value per share after the Fund accepts your order, which will typically be the day after you provide proper instructions to the Transfer Agent (assuming you do so prior to the close of the NYSE).

A systematic withdrawal plan permits you to receive a fixed sum on a monthly, quarterly or annual basis from accounts with a value of $5,000 or more.  Payments may be sent electronically to your bank of record or to you in check form.  Certain restrictions apply for retirement accounts.  Call 1-800-960-0188 for more information.

Share Price
Each Fund is open for business each day the NYSE is open.  Each Fund calculates its NAV per share as of the close of business of the NYSE, normally 4:00 p.m., Eastern time.

Each Fund’s NAV per share is the value of a single share.  The NAV per share is computed by adding the value of each Fund’s investments, cash and other assets, subtracting its liabilities and then dividing the result by the number of shares outstanding.  The NAV per share is also the redemption price (price to sell one share).

Table of Contents - Prospectus

Shareholder Services	Shareholder and Account Policies

Each Fund’s assets are valued primarily on the basis of market quotations.  Securities and other assets for which reliable market quotations are not readily available will be valued at their fair value as determined under the guidelines established by, and under the general supervision and responsibility of, the Board.  Fair value pricing is intended to be used as necessary in order to accurately value the Funds’ portfolio securities and their respective net asset values.  The Funds’ SAI further describes the Funds’ valuation procedures.  Since securities that are primarily listed on foreign exchanges may trade on weekends or other days when a Fund does not price its shares, the value of a Fund’s securities (and thereby its NAV) may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

General Purchase Information
•	All of your purchases must be made in U.S. dollars, and checks must be drawn on U.S. banks.
•
The Funds do not accept cash, money orders, cashiers checks, starter checks, official bank checks, credit cards or third-party checks.  If you send any of these instruments, your purchase order will be rejected, and your investment in the Funds will be delayed.

•	If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees the Funds or the Transfer Agent incur.
•	Your ability to make automatic investments may be immediately terminated if any item is unpaid by your financial institution.
•
Each Fund reserves the right to reject any purchase order.  For example, a purchase order may be refused if, in Litman Gregory’s opinion, it is so large that it would disrupt management of the Funds.  Orders will also be rejected from persons believed by the Fund to be “market timers.”

12b-1 Plan
The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Distribution Plan”) under the Investment Company Act of 1940, as amended, on behalf of the Equity Fund, International Fund and Alternative Strategies Fund.  Under the Distribution Plan, the Equity Fund, International Fund and Alternative Strategies Fund are authorized to pay the Funds’ distributor a fee for the sale and distribution of the Investor Class shares of the Equity Fund, International Fund and Alternative Strategies Fund shares and services the Funds’ distributor provides to shareholders.  The maximum amount of the fee authorized under the Distribution Plan is 0.25% of average daily net assets attributable to Investor Class shares for the Equity Fund, International Fund and Alternative Strategies Fund.  Because this fee is paid out of each of the Equity Fund’s International Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment in the Equity Fund, International Fund and Alternative Strategies Fund shares and may cost you more than paying other types of sales charges.  Institutional Class shares are not subject to the Distribution Plan.

Buying and Selling Shares through Financial Intermediaries
You may buy and sell shares of the Funds through certain financial intermediaries (and their agents) that have made arrangements with the Funds to sell their shares.  When you place your order with such a financial intermediary or its authorized agent, your order is treated as if you had placed it directly with the Funds’ Transfer Agent, and you will pay or receive the next price calculated by the Funds.  The financial intermediary (or agent) may hold your shares in an omnibus account in the financial intermediary’s (or agent’s) name, and the financial intermediary (or agent) maintains your individual ownership records. The Funds may pay the financial intermediary (or agent) a fee for performing this account maintenance service.  The financial intermediary (or agent) may charge you a fee for handling your order.  The financial intermediary (or agent) is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Funds’ Prospectus.

Redemptions
•
Normally, redemption proceeds will be mailed to you on the next business day, but if making immediate payment could adversely affect the Funds, it may take up to seven days to pay you.  The Funds may also delay payment if there have been changes in your mailing address or account registration within 30 days of the date of the redemption.

•	Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted or as permitted by the SEC.

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Shareholder Services	Shareholder and Account Policies

•
If the amount you are redeeming from a Fund exceeds 1% of the Fund’s net assets or $250,000 during any 90-day period, each Fund reserves the right to honor your redemption request by distributing to you readily marketable securities instead of cash.  You may incur brokerage and other costs in converting to cash any securities distributed.

Fee Imposed on Certain Redemptions of Shares.
Investor Class shares of the Equity Fund, International Fund and Alternative Strategies Fund each impose a short-term redemption fee on redemptions or exchange of shares held for less than 180 days.  The fee is 2% of the redemption value and is deducted from the redemption proceeds.

The fee is retained by a Fund for the benefit of its long-term shareholders.  It is applied to discourage short-term trading of the Fund by market timers or other investors who do not share the long-term strategy of the Fund, and to reduce the expenses of long-term shareholders for the trading costs and other costs associated with short-term investment in the Fund.

The “first in, first out” (FIFO) method is used to determine the holding period; this means that if you bought shares on different days, the shares purchased first will be redeemed first for the purpose of determining whether the fee applies.

Redemption fees will not be charged on shares acquired by reinvestment of dividends or distributions from a Fund, on shares held in an account of a qualified retirement plan, such as a 401(k) plan or IRA account, or on shares held in an asset allocation plan administered by a financial intermediary, provided that such asset allocation plan has been pre-approved by the Funds for such waiver.

Policy Regarding Excessive Trading and Market Timing
The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders.  These policies are summarized below.

Purchases and exchanges of shares of the Funds should be made for long-term investment purposes only.  The Funds, as a matter of policy, actively discourage market timing and excessive short term trading and may block accounts or take other action to prevent this type of activity.

Investors seeking to engage in excessive trading or market timing practices may deploy a variety of strategies to avoid detection and, despite the efforts of the Funds to prevent such trading, there is no guarantee that the Funds or their agents will be able to identify such investors or curtail their practices.  The ability of the Funds and their agents to detect and curtail excessive trading or short term trading practices may also be limited by operational systems and technological limitations.  In addition, the Funds receive purchase, exchange and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading that may be facilitated by these intermediaries or by the use of omnibus account arrangements.  Omnibus accounts are common forms of holding Fund shares.  Entities utilizing such omnibus account arrangements may not identify customers’ trading activity in shares of a Fund on an individual basis.  Consequently, the Funds may not be able to detect frequent or excessive trading in Fund shares attributable to a particular investor who effects purchase and/or exchange activity in Fund shares through a broker, dealer or other financial intermediary acting in an omnibus capacity.  Also, there may be multiple tiers of these entities, each utilizing an omnibus account arrangement, which may further compound the difficulty to the Funds of detecting excessive or short duration trading activity in Fund shares.  In seeking to prevent disruptive trading practices in the Funds, the Funds and their agents consider the information actually available to them at the time.

Each Fund reserves the right in its discretion to reject any purchase, in whole or in part (including, without limitation, purchases by persons whose trading activity in Fund shares Litman Gregory believes could be harmful to a Fund).  The Funds may decide to restrict purchase and sale activity in its shares based on various factors, including whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect Fund performance.

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Shareholder Services	Shareholder and Account Policies

Frequent purchases and redemptions of a Fund’s shares may present certain risks for the Fund and its shareholders. These risks may include, among other things, dilution in the value of Fund shares held by long-term shareholders, interference with the efficient management of the Fund’s portfolios and increased brokerage and administrative costs.  A Fund may have difficulty implementing long-term investment strategies if it is unable to anticipate what portion of its assets it should retain in cash to provide liquidity to its shareholders.  The Funds may, and the International Fund will, invest in non-U.S. securities; accordingly, there is an additional risk of undetected frequent trading in Fund shares by investors who attempt to engage in time zone arbitrage.  There can be no assurance that the Funds or Litman Gregory will identify all frequent purchase and sale activity affecting a Fund.

Each Fund May Close Small Accounts.  Due to the relatively high cost of maintaining smaller accounts, the shares in your account (unless it is a retirement plan or custodial account) may be redeemed by a Fund if, due to redemptions you have made, the total value of your account is reduced to less than $2,500 (unless you invest in Investor Class shares only, in which case less than $250).  If a Fund decides to make such an involuntary redemption, you will first be notified that the value of your account is less than $2,500 (or $250, as applicable), and you will be allowed 30 days to make an additional investment to bring the value of your account to at least $2,500 [or $250, as applicable,] before a Fund takes any action.

Unclaimed Property.  Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws.

Dividends, Capital Gains and Taxes

The Funds generally distribute substantially all of their net income and capital gains, if any, to shareholders each year.  Normally, dividends and capital gains are distributed in November or December.

Distribution Options
When you open an account, specify on your application how you want to receive your distributions.  If the option you prefer is not listed on the application, call 1-800-960-0188 for instructions.  The Funds offer three options:

•
Reinvestment Option. Your dividend and capital gains distributions will be reinvested automatically in additional shares of the Funds.  If you do not indicate a choice on your application, you will be assigned this option.

•	Income-Earned Option. Your capital gains distributions will be reinvested automatically, but you will be sent a check for each dividend distribution.
•
Cash Option. You will be sent a check for your dividend and capital gains distributions ($10 minimum check amount).  The Funds will automatically reinvest all distributions under $10 in additional shares of the Funds, even if you have elected the cash option.  If the U.S. Postal Service cannot deliver your check or if your check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in your account at the Fund’s then current net asset value and to reinvest all subsequent distributions.

For retirement accounts, all distributions are automatically reinvested.  When you are over 59½ years old, you can receive distributions in cash.

When a Fund deducts a distribution from its NAV, the reinvestment price is the Fund’s NAV per share at the close of business that day.  Cash distribution checks will be mailed within seven days.

Understanding Distributions
As a Fund shareholder, you are entitled to your share of the Fund’s net income and gains on its investments.  The Funds pass their earnings along to investors as distributions.  Each Fund earns dividends from stocks and interest from short-term investments.  These are passed along as dividend distributions.  Each Fund realizes capital gains whenever it sells securities for a higher price than it paid for them.  These are passed along as capital gains distributions.

Taxes
As with any investment, you should consider how your investment in each Fund will be taxed.  If your account is not a tax-deferred retirement account, you should be aware of these tax implications.

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Shareholder Services	Dividends, Capital Gains and Taxes

Taxes on Distributions. Distributions are subject to federal income tax and may also be subject to state and local taxes.  If you live outside of the United States, your distributions could also be taxed by the country in which you reside, as well as potentially subject to U.S. withholding taxes.  Your distributions are taxable when they are paid, whether you take them in cash or reinvest them.  Distributions declared in December and paid in January, however, are taxable as if they were paid on December 31.

For federal income tax purposes, each Fund’s income and short-term capital gains distributions are taxed as regular or “qualified” dividends; long-term capital gains distributions are taxed as long-term capital gains.  Every January, each Fund will send you and the IRS a statement showing the taxable distributions.

Taxes on Transactions. Your redemptions, including transfers between Funds, are subject to capital gains tax.  A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them.  Whenever you sell shares of a Fund, the Fund will send you a confirmation statement showing how many shares you sold and at what price.  You will also receive a consolidated transaction statement every January.  It is up to you or your tax preparer, however, to determine whether the sales resulted in a capital gain and, if so, the amount of the tax to be paid.  Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains.

“Buying a Dividend.” If you buy shares just before a Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution.

There are tax requirements that all funds must follow in order to avoid federal income taxation.  In their efforts to adhere to these requirements, the Funds may have to limit their investment activity in some types of instruments.

When you sign your account application, you will be asked to certify that your Social Security or Taxpayer Identification number is correct and that you are not subject to 28% withholding for failing to report income to the IRS.  If you violate IRS regulations, the IRS can require a Fund to withhold 28% of your taxable distributions and redemptions.

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Index Descriptions

The Barclays U.S. Aggregate Bond Index is an unmanaged index consisting of U.S. dollar-denominated, fixed-rate, taxable bonds.

The Lipper International Large-Cap Core Funds Index measures the performance of the 30 largest international large cap core mutual funds as determined by Lipper, Inc.

The Lipper Multi-Cap Core Funds Index measures the performance of the 30 largest multi-cap core equity mutual funds as determined by Lipper, Inc.

The Lipper Small-Cap Core Funds Index measures the performance of the 30 largest mutual funds in the small capitalization range, as determined by Lipper, Inc.

The Morningstar Large Blend Category measures the performance of large-blend funds which have portfolios that are fairly representative of the overall stock market in both size, growth rates, and price. They tend to invest across the spectrum of U.S. industries and owing to their broad exposure, the funds returns are often similar to those of the S&P 500 Index.

The Morningstar Foreign Large Blend Category measures the performance of foreign large-blend funds which invest in a variety of big international stocks. Most of these funds divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. They tend to invest the rest in emerging markets such as Hong Kong, Brazil, Mexico and Thailand. These funds typically will have less than 20% of assets invested in U.S. stocks.

The Morningstar Small Blend Category measures the performance of small-blend funds which favor firms at the smaller end of the market-capitalization range, and are flexible in the types of small caps they buy. Some aim to own an array of value and growth stocks while others employ a discipline that leads to holdings with valuations and growth rates close to the small-cap averages.

The Russell Global Ex U.S. Index measures the performance of the global equity market based on all investable equity securities, excluding companies assigned to the United States. The Russell Global ex-US index is constructed to provide a comprehensive and unbiased barometer for the global segment and is completely reconstituted annually to accurately reflect the changes in the market over time.

The Russell 2000® Index measures the performance of the 2,000 smallest U.S. companies of the Russell 3000® Index.

The Russell 3000® Index is a broad-based index that measures the performance of the 3,000 largest U.S. companies as measured by market capitalization, and represents about 98% of the U.S. stock market.

The S&P 500® Index is an unmanaged index generally representative of the market for the stocks of large-sized U.S. companies.

The S&P Global (ex U.S.) LargeMidCap Index is a broad-based index that represents the largest 80% of investable companies in 52 developed and emerging market countries.

Direct investment in an index is not possible.

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Litman Gregory Masters Equity Fund

Financial Highlights

The financial highlights tables are intended to help you understand the Funds’ financial performance for the past five years or if shorter, since their respective inception date.  Certain information reflects financial results for a single Fund share.  The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions).  This financial information for the periods ended December 31, 2012 and 2013 has been audited by Cohen Fund Audit Services, Ltd., the Funds’ independent registered public accounting firm, whose report, along with the Funds’ financial statements, is included in the Funds’ Annual Report to Shareholders, which is available upon request. Financial information for the periods ended December 31, 2011, 2010, and 2009, was audited by another independent registered public accounting firm.

For a capital share outstanding throughout each year:

	LITMAN GREGORY MASTERS EQUITY FUND
	Institutional Class
	Years Ended December 31,
	2013	2012		2011		2010		2009
Net asset value, beginning of year		$12.43		$12.97		$10.88		$7.54
Income from investment operations:
Net investment income (loss)		0.01		(0.04)		(0.03)		(0.04)
Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments and foreign currency		1.70		(0.50)		2.12		3.38
Total income (loss) from investment operations		1.71		(0.54)		2.09		3.34
Less distributions:
From net investment income		(0.01)		––		––		––
From net realized gain		(0.25)		––		––		––
Total distributions		(0.26)		––		––		––
Redemption fee proceeds		––^		––^		––^		––^
Net asset value, end of year		$13.88		$12.43		$12.97		$10.88
Total return		13.78%		(4.16)%		19.21%		44.30%
Ratios/supplemental data:
Net assets, end of year (millions)		$274.4		$306.5		$345.7		$316.2
Ratio of total expenses to average net assets:
Before fees waived		1.30%		1.28%		1.29%		1.34%
After fees waived		1.28	%2	1.26%		1.27%		1.33%
Ratio of net investment income (loss) to average net assets:		0.09%		(0.26)%		(0.30)%		(0.39)%
Portfolio turnover rate		74.03	%1	71.42	%1	77.22	%1	87.83	%1

^ Amount represents less than $0.01 per share.
1 Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
2 Ratio excludes $4,621 of fees paid indirectly or 0.00% impact on the ratio of total expenses to average net assets.

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Litman Gregory Masters Equity Fund

Financial Highlights

For a capital share outstanding throughout each year/period:

	LITMAN GREGORY MASTERS EQUITY FUND
	Investor Class
	Years Ended December 31,
	2013	2012		2011		2010		Period Ended December 31, 2009**
Net asset value, beginning of year/period		$12.37		$12.94		$10.87		$8.32
Income from investment operations:
Net investment loss		(0.16)		(0.02)		(0.03)		(0.03)
Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments, foreign currency, short sales, options, futures and swap contracts		1.83		(0.55)		2.10		2.58
Total income (loss) from investment operations		1.67		(0.57)		2.07		2.55
Less distributions:
From net investment income		––		––		––		––
From net realized gain		(0.25)		––		––		––
Total distributions		(0.25)		––		––		––
Redemption fee proceeds		––		––		––^		––
Net asset value, end of year/period		$13.79		$12.37		$12.94		$10.87
Total return		13.51%		(4.40)%		19.04%		30.65	%+
Ratios/supplemental data:
Net assets, end of year/period (thousands)		$86.0		$319.3		$141.6		$4.5
Ratio of total expenses to average net assets:
Before fees waived		1.55%		1.53%		1.54%		1.57	%*
After fees waived		1.53	%2	1.51%		1.52%		1.56	%*
Ratio of net investment loss to average net assets:		(0.34)%		(0.46)%		(0.51)%		(0.70	)%*
Portfolio turnover rate		74.03	%1	71.42	%1	77.22	%1	87.83	%+1

* Annualized.
+ Not annualized.
** Commenced operations on April 30, 2009.
^ Amount represents less than $0.01 per share.
1 Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
2 Ratio excludes $3 of fees paid indirectly or 0.00% impact on the ratio of total expenses to average net assets.

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Litman Gregory Masters International Fund

Financial Highlights

For a capital share outstanding throughout each year.

	LITMAN GREGORY MASTERS INTERNATIONAL FUND
	Institutional Class
	Years Ended December 31,
	2013	2012		2011		2010		2009
Net asset value, beginning of year		$12.58		$15.05		$13.05		$9.47
Income from investment operations:
Net investment income		0.16		0.11		0.07		0.06
Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments and foreign currency		2.35		(2.55)		2.00		3.59
Total income (loss) from investment operations		2.51		(2.44)		2.07		3.65
Less distributions:
From net investment income		(0.07)		(0.03)		(0.07)		(0.07)
From net realized gain		––		––		––		––
Total distributions		(0.07)		(0.03)		(0.07)		(0.07)
Redemption fee proceeds		––^		––^		––^		––^
Net asset value, end of year		$15.02		$12.58		$15.05		$13.05
Total return		19.96%		(16.24)%		15.86%		38.54%
Ratios/supplemental data:
Net assets, end of year (millions)		$1,175.5		$1,173.6		$1,449.0		$1,241.0
Ratio of total expenses to average net assets:
Before fees waived		1.30%		1.26%		1.28%		1.27%
After fees waived		1.15	%2	1.11%		1.14%		1.15%
Ratio of net investment income to average net assets:		1.05%		0.73%		0.51%		0.53%
Portfolio turnover rate		107.28	%1	127.07	%1	98.74	%1	104.05	%1

^ Amount represents less than $0.01 per share.
1 Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
2 Ratio excludes $98 of fees paid indirectly or 0.00% impact on the ratio of total expenses to average net assets.

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Litman Gregory Masters International Fund

Financial Highlights

For a capital share outstanding throughout each year/period:

	LITMAN GREGORY MASTERS INTERNATIONAL FUND
	Investor Class
	Years Ended December 31,
	2013	2012		2011		2010		Period Ended December 31, 2009**
Net asset value, beginning of year/period		$12.53		$15.03		$13.04		$9.85
Income from investment operations:
Net investment income		0.11		0.07		0.04		––
Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments, foreign currency, short sales, options, futures and swap contracts		2.35		(2.54)		1.99		3.25
Total income (loss) from investment operations		2.46		(2.47)		2.03		3.25
Less distributions:
From net investment income		(0.07)		(0.03)		(0.04)		(0.06)
From net realized gain		––		––		––		––
Total distributions		(0.07)		(0.03)		(0.04)		(0.06)
Redemption fee proceeds		––^		––^		––^		––
Net asset value, end of year/period		$14.92		$12.53		$15.03		$13.04
Total return		19.64%		(16.46)%		15.58%		32.97	%+
Ratios/supplemental data:
Net assets, end of year/period (millions)		$274.6		$240.8		$243.2		$152.3
Ratio of total expenses to average net assets:
Before fees waived		1.55%		1.51%		1.53%		1.51	%*
After fees waived		1.40	%2	1.36%		1.39%		1.39	%*
Ratio of net investment income (loss) to average net assets:		0.80%		0.46%		0.22%		(0.10	)%*
Portfolio turnover rate		107.28	%1	127.07	%1	98.74	%1	104.05	%+1

* Annualized.
+ Not annualized.
** Commenced operations on April 30, 2009.
^ Amount represents less than $0.01 per share.
1 Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
2 Ratio excludes $21 of fees paid indirectly or 0.00% impact on the ratio of total expenses to average net assets.

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Litman Gregory Masters Smaller Companies Fund

Financial Highlights

For a capital share outstanding throughout each year.

	LITMAN GREGORY MASTERS SMALLER COMPANIES FUND
	Institutional Class
	Years Ended December 31,
	2013	2012		2011	2010	2009
Net asset value, beginning of year		$12.91		$12.85	$10.51	$6.98
Income from investment operations:
Net investment loss		(0.09)		(0.15)	(0.08)	(0.07)
Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments		2.48		0.21	2.42	3.60
Total income (loss) from investment operations		2.39		0.06	2.34	3.53
Less distributions:
From net realized gain		––		––	––	––
Total distributions		––		––	––	––
Redemption fee proceeds		––^		––^	––^	––^
Net asset value, end of year		$15.30		$12.91	$12.85	$10.51
Total return		18.51%		0.47%	22.26%	50.57%
Ratios/supplemental data:
Net assets, end of year (millions)		$71.3		$70.6	$85.1	$85.6
Ratio of total expenses to average net assets:
Before fees waived		1.58%		1.54%	1.56%	1.63%
After fees waived		1.57	%1	1.54%*	1.55%	1.62%
Ratio of net investment loss to average net assets:		(0.56)%		(1.06)%	(0.62)%	(0.73)%
Portfolio turnover rate		142.07%		125.18%	113.76%	131.36%

^ Amount represents less than $0.01 per share.
* Percentage impact rounds to less than 0.01%.
1 Ratio excludes $4,032 of fees paid indirectly or 0.01% impact on the ratio of total expenses to average net assets.

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Litman Gregory Masters Alternative Strategies Fund

Financial Highlights

For a capital share outstanding throughout each year/period:

	LITMAN GREGORY MASTERS ALTERNATIVE STRATEGIES FUND
	Institutional Class
	Years Ended December 31,
	2013	2012		Period Ended** December 31, 2011
Net asset value, beginning of year/period		$10.32		$10.00
Income from investment operations:
Net investment income		0.30		0.03
Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments, foreign currency, short sales, options, futures and swap contracts		0.67		0.31
Total income from investment operations		0.97		0.34
Less distributions:
From net investment income		(0.27)		(0.02)
From net realized gain		(0.01)		–– ^
Total distributions		(0.28)		(0.02)
Redemption fee proceeds		–– ^		––
Net asset value, end of year/period		$11.01		$10.32
Total return		9.41%		3.41	%+
Ratios/supplemental data:
Net assets, end of year/period (millions)		$349.2		$152.0
Ratio of total expenses to average net assets:
Before fees waived		1.91	%2,4	2.08	%*2,3
After fees waived		1.64	%4,5	1.61	%*3
Ratio of net investment income (loss) to average net assets:		3.22	%4	1.51	%*3
Portfolio turnover rate		160.54	%1	34.19	%+1

* Annualized.
+ Not annualized.
** Commenced operations on September 30, 2011.
^ Amount represents less than $0.01 per share.
1 Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
2 Does not include the impact of approximately $81,645 for the period ended December 31, 2011 and $131,223 for the year ended December 31, 2012 of custody and accounting fees from the Fund’s period end that were not charged by the service provider. Had such amounts been included, the annualized ratio of total expenses to average net assets before fees waived and expenses paid indirectly would have been 2.41% for the period ended December 31, 2011 and 1.96% for the year ended December 31, 2012.
3 Includes Interest & Dividend expense of 0.12% of average net assets.
4 Includes Interest & Dividend expense of 0.15% of average net assets.
5 Ratio excludes $465 of fees paid indirectly or 0.00% impact on the ratio of total expenses to average net assets.

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Litman Gregory Masters Alternative Strategies Fund

Financial Highlights

For a capital share outstanding throughout each year/period:

	LITMAN GREGORY MASTERS ALTERNATIVE STRATEGIES FUND
	Investor Class
	Years Ended December 31,
	2013	2012		Period Ended** December 31, 2011
Net asset value, beginning of year/period		$10.32		$10.00
Income from investment operations:
Net investment income		0.26		0.02
Net realized gain and net change in unrealized appreciation/depreciation on investments, foreign currency, short sales, options, futures and swap contracts		0.68		0.32
Total income from investment operations		0.94		0.34
Less distributions:
From net investment income		(0.23)		(0.02)
From net realized gain		(0.01)		–– ^
Total distributions		(0.24)		(0.02)
Redemption fee proceeds		–– ^		––
Net asset value, end of year/period		$11.02		$10.32
Total return		9.16%		3.39	%+
Ratios/supplemental data:
Net assets, end of year/period (millions)		$58.5		$17.2
Ratio of total expenses to average net assets:
Before fees waived		2.16	%2,4	2.33	%*2,3
After fees waived		1.89	%4.5	1.86	%*3
Ratio of net investment income (loss) to average net assets:		2.98	%4	1.41	%*3
Portfolio turnover rate		160.54	%1	34.19	%+1

* Annualized.
+ Not annualized.
** Commenced operations on September 30, 2011.
^ Amount represents less than $0.01 per share.
1 Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
2 Does not include the impact of approximately $3,769 for the period ended December 31, 2011 and $20,109 for the year ended December 31, 2012 of custody and accounting fees from the Fund’s period end that were not charged by the service provider.  Had such amounts been included, the annualized ratio of total expenses to average net assets before fees waived and expenses paid indirectly would have been 2.66% for the period ended December 31, 2011 and 2.21% for the year ended December 31, 2012.
3 Includes Interest & Dividend expense of 0.12% of average net assets.
4 Includes Interest & Dividend expense of 0.15% of average net assets.
5 Ratio excludes $71 of fees paid indirectly or 0.00% impact on the ratio of total expenses to average net assets.

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Privacy Notice

The Funds may collect non-public personal information about you from the following sources:

•           Information we receive about you on applications or other forms;
•           Information you give us orally; and
•           Information about your transactions with us.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as required by law or in response to inquiries from governmental authorities.  We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you.  We also may disclose that information to non-affiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

If you hold shares of the Funds through a financial intermediary, such as a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

Inside Back Cover

Table of Contents - Prospectus

For More Information

Statement of Additional Information:

The Statement of Additional Information (“SAI”) contains additional information about the Funds.

Annual and Semi-Annual Reports:

Additional information about the Funds’ investments is available in the Funds’ Annual and Semi-Annual Reports to Shareholders.  In the Funds’ Annual Report you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year.

The SAI and the Funds’ Annual and Semi-Annual Reports to Shareholders are available, without charge, upon request.  To request an SAI or the Funds’ Annual or Semi-Annual Reports to Shareholders, or to make shareholder inquiries or to obtain other information about the Funds, please call 1-800-960-0188.  You may also obtain a copy of the SAI or Annual or Semi-Annual Reports, free of charge, by accessing the Funds’ website (http://www.mastersfunds.com), or by writing to the Funds.

SEC Contact Information:

If you have access to the Internet, you can view the SAI, the Funds’ Annual or Semi-Annual Reports to Shareholders and other information about the Funds on the EDGAR Database at the Securities and Exchange Commission’s (“SEC”) internet site at www.sec.gov.  You may also visit the SEC Public Reference Room in Washington D.C. to review and copy information about the Funds (including the SAI). Information on the operation of the Public Reference Room can be obtained by calling the SEC at (202) 551-8090.  You may request copies of information available on the EDGAR Database by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520 or by an electronic request at the following E-mail address: publicinfo@sec.gov.  The SEC charges a duplicating fee for this service.

Fund Information:

Fund	Abbreviation	Symbol	CUSIP	Fund Number
Equity Fund	Equity
Institutional Class		MSEFX	53700T108	305
Investor Class		MSENX	53700T504	475
International Fund	Intl
Institutional Class		MSILX	53700T207	306
Investor Class		MNILX	53700T603	476
Smaller Companies Fund	Smaller
Institutional Class		MSSFX	53700T306	308
Alternative Strategies Fund	Alternative
Instititutional Class		MASFX	53700T801	421
Investor Class		MASNX	53700T884	447

Website:

www.mastersfunds.com

Litman Gregory Funds Trust
P.O. Box 219922
Kansas City, MO 64121-9922
1-800-960-0188

Quasar Distributors, LLC, Milwaukee, WI 53202
© 2010 Litman Gregory Fund Advisors, LLC. All rights reserved.

Investment Company Act File No: 811-07763

Table of Contents - Prospectus

LITMAN GREGORY FUNDS TRUST

Litman Gregory Masters Equity Fund - Institutional Class – MSEFX
Investor Class – MSENX

Litman Gregory Masters International Fund - Institutional Class – MSILX
Investor Class – MNILX

Litman Gregory Masters Smaller Companies Fund - Institutional Class – MSSFX

Litman Gregory Masters Alternative Strategies Fund - Institutional Class – MASFX
Investor Class – MASNX

Statement of Additional Information

Dated April __, 2014

This Statement of Additional Information (“SAI”) is not a prospectus, and it should be read in conjunction with the prospectus dated April __, 2014, as it may be amended from time to time, of Litman Gregory Masters Equity Fund (the “Equity Fund”), Litman Gregory Masters International Fund (the “International Fund”), Litman Gregory Masters Smaller Companies Fund (the “Smaller Companies Fund”), and Litman Gregory Masters Alternative Strategies Fund (the “Alternative Strategies Fund”) and, together with the Equity Fund, the International Fund, the Smaller Companies Fund and the Alternative Strategies Fund, individually a “Fund” and, collectively, the “Funds”), each a series of the Litman Gregory Funds Trust (the “Trust”), formerly known as the Masters’ Select Funds Trust until August 2011 and the Masters’ Select Investment Trust until December 1997.  Litman Gregory Fund Advisors, LLC (the “Advisor”) is the investment advisor of the Funds.  The Advisor has retained certain investment managers as sub-advisors (each a “Sub-Advisor,” and, collectively, the “Sub-Advisors”), each responsible for portfolio management of a segment of a Fund’s total assets.  A copy of the Funds’ prospectus and most recent annual report may be obtained from the Trust without charge at 4 Orinda Way, Suite 200-D, Orinda, California 94563, telephone 1-800-960-0188.

The Funds’ audited financial statements for the fiscal year ended December 31, 2013, are incorporated by reference to the Funds’ 2013 Annual Report.

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TABLE OF CONTENTS

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FUND HISTORY

The Trust was organized as a Delaware statutory trust on August 1, 1996 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust consists of four separate series: the Equity Fund, the International Fund, the Smaller Companies Fund, and the Alternative Strategies Fund.

The Equity Fund commenced operations on December 31, 1996.  On April 30, 2009, the existing unnamed class of shares was redesignated as the Institutional Class, and the Investor Class commenced operations.

The International Fund commenced operations on December 1, 1997.  On April 30, 2009, the existing unnamed class of shares was redesignated as the Institutional Class, and the Investor Class commenced operations.

The Smaller Companies Fund commenced operations on June 30, 2003.  On April 30, 2009, the existing unnamed class of shares was redesignated as the Institutional Class.

The Alternative Strategies Fund commenced operations on September 30, 2011. Both the Institutional Class and the Investor Class commenced operations on that date.

INVESTMENT OBJECTIVES, POLICIES AND RISKS

The investment objective of each Fund is fundamental and therefore may be changed only with the favorable vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of such Fund.  Each Fund’s investment objective is set forth in the Funds’ prospectus. There is no assurance that each Fund will achieve its investment objective.  The discussion below supplements information contained in the prospectus as to the investment policies of each Fund.

Investment policies or descriptions that are described as percentages of “the Fund’s net assets” are measured as percentages of the Fund’s net assets plus borrowings for investment purposes.  The investment policies of the Equity Fund, International Fund, and Smaller Companies Fund with respect to “80% of the Fund’s net assets” may be changed by the Board of Trustees of the Trust (the “Board”) without shareholder approval, but shareholders would be given at least 60 days’ notice if any change occurs.

Cash Position

When a Fund’s Sub-Advisor believes that market conditions are unfavorable for profitable investing, or when the Sub-Advisor is otherwise unable to locate attractive investment opportunities, a Fund’s cash or similar investments may increase.  In other words, the Funds do not always stay fully invested in stocks and bonds.  Cash or similar investments generally are a residual - they represent the assets that remain after a portfolio manager has committed available assets to desirable investment opportunities.  However, the Advisor or a Fund’s Sub-Advisor may also temporarily increase a Fund’s cash position to protect its assets or maintain liquidity.  Partly because the Sub-Advisors act independently of each other, the cash positions of the Funds may vary significantly.

When a Fund’s investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks or bonds.

Equity Securities

The Funds may invest in equity securities consistent with its investment objective and strategies.  Common stocks, preferred stocks and convertible securities are examples of equity securities.

All investments in equity securities are subject to market risks that may cause their prices to fluctuate over time.  Historically, the equity markets have moved in cycles and the value of the securities in a Fund’s portfolio may fluctuate substantially from day to day.  Owning an equity security can also subject a Fund to the risk that the issuer may discontinue paying dividends.

Table of Contents - Statement of Additional Information

To the extent a Fund invests in the equity securities of small- or medium-size companies, it will be exposed to the risks of small- and medium-size companies.  Such companies often have limited product lines or services, have narrower markets for their goods and/or services, and more limited managerial and financial resources than larger, more established companies.  In addition, because these companies are not well-known to the investing public, they may not have significant institutional ownership and may be followed by relatively few security analysts, and there will normally be less publicly available information when compared to larger companies.  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the price and liquidity of securities held by the Fund.  As a result, as compared to larger-sized companies, the performance of smaller-sized companies can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.

Common Stock.  A common stock represents a proportionate share of the ownership of a company and its value is based on the success of the company’s business, the cash a company generates, and the value of a company’s assets.  However, over short periods of time, the price of any company, whether successful or not, may increase or decrease in price by a meaningful percentage.  In addition to the general risks set forth above, investments in common stocks are subject to the risk that in the event a company in which a Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of that company’s common stock.  It is possible that all assets of that company will be exhausted before any payments are made to the Fund.

Preferred Stock.  Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets.  A preferred stock has a blend of the characteristics of a bond and common stock.  It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited.  Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

Convertible Securities and Warrants

Each Fund may invest in convertible securities and warrants.  A convertible security is a fixed-income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer.  Convertible securities are senior to common stock in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities.  While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation upon a market price advance in the convertible security’s underlying common stock.

A warrant gives the holder the right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price.  Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend.  Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of a Fund’s entire investment therein).

Other Corporate Debt Securities

Each Fund may invest in non-convertible debt securities of foreign and domestic companies over a cross-section of industries.  The debt securities in which each Fund may invest will be of varying maturities and may include corporate bonds, debentures, notes and other similar corporate debt instruments.  The value of a longer-term debt security fluctuates more widely in response to changes in interest rates than do shorter-term debt securities.

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Risks of Investing in Debt Securities

There are a number of risks generally associated with an investment in debt securities (including convertible securities).  Yields on short-, intermediate-, and long-term securities depend on a variety of factors, including the general condition of the money and bond markets, the size of a particular offering, the maturity of the obligation, and the rating of the issue.

Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with short maturities and lower yields.  The market prices of debt securities usually vary, depending upon available yields.  An increase in interest rates will generally reduce the value of such portfolio investments, and a decline in interest rates will generally increase the value of such portfolio investments.  The ability of each Fund to achieve its investment objective also depends on the continuing ability of the issuers of the debt securities in which each Fund invests to meet their obligations for the payment of interest and principal when due.

Risks of Investing in Lower-Rated Debt Securities

Each Fund may invest a portion of its net assets in debt securities rated below “Baa” by Moody’s, below “BBB” by Standard & Poor’s (“S&P”) or below investment grade by other recognized rating agencies, or in unrated securities of comparable quality under certain circumstances. Securities with ratings below “Baa” by Moody’s and/or “BBB” by S&P are commonly referred to as “junk bonds.”  Such bonds are subject to greater market fluctuations and risk of loss of income and principal than higher rated bonds for a variety of reasons, including the following:

Sensitivity to Interest Rate and Economic Changes.  The economy and interest rates affect high yield securities differently from other securities.  For example, the prices of high yield bonds have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments.  Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest obligations, to meet projected business goals, and to obtain additional financing.  If the issuer of a bond defaults, each Fund may incur additional expenses to seek recovery.  In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield bonds and a Fund’s asset values.

Payment Expectations.  High yield bonds present certain risks based on payment expectations.  For example, high yield bonds may contain redemption and call provisions.  If an issuer exercises these provisions in a declining interest rate market, a Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors.  Conversely, a high yield bond’s value will decrease in a rising interest rate market, as will the value of a Fund’s assets.  If a Fund experiences unexpected net redemptions, it may be forced to sell its high yield bonds without regard to their investment merits, thereby decreasing the asset base upon which a Fund’s expenses can be spread and possibly reducing a Fund’s rate of return.

Liquidity and Valuation.  To the extent that there is no established retail secondary market, there may be thin trading of high yield bonds, and this may impact a Sub-Advisor’s ability to accurately value high yield bonds and a Fund’s assets and hinder a Fund’s ability to dispose of the bonds.  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly traded market.

Credit Ratings.  Credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds.  Also, since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, a Sub-Advisor must monitor the issuers of high yield bonds in a Fund’s portfolio to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the bonds’ liquidity so a Fund can meet redemption requests.  A Fund will not necessarily dispose of a portfolio security when its rating has been changed.

Table of Contents - Statement of Additional Information

Exchange-Traded Notes

The Funds may invest in exchange-traded notes (“ETNs”).  ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees.  ETNs are traded on an exchange (e.g., the New York Stock Exchange (“NYSE”)) during normal trading hours.  However, investors can also hold the ETN until maturity.  At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor.

ETNs do not make periodic coupon payments or provide principal protection.  ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged.  The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset.  When a Fund invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN.  A Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market.  In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN.

ETNs are also subject to tax risk.  The tax treatment of ETNs is unclear.  No statutory, juridical or administrative authority directly discusses how ETNs should be treated in this context for U.S. federal income tax purposes.  No assurance can be given that the Internal Revenue Service (the “IRS”) will accept, or a court will uphold, how the Fund characterizes and treats ETNs for tax purposes.  Further, the IRS and Congress are considering proposals that would change the timing and character of income and gains from ETNs.

An ETN that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy.  Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price.  Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form.

The market value of ETN shares may differ from their market benchmark or strategy.  This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the securities, commodities or other components underlying the market benchmark or strategy that the ETN seeks to track.  As a result, there may be times when an ETN share trades at a premium or discount to its market benchmark or strategy.

Short-Term Investments

Each Fund may invest in any of the following short-term securities and instruments:

Bank Certificates or Deposits, Bankers’ Acceptances and Time Deposits.  Each Fund may acquire certificates of deposit, bankers’ acceptances and time deposits.  Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity.  Certificates of deposit and bankers’ acceptances acquired by a Fund will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.  If a Fund holds instruments of foreign banks or financial institutions, it may be subject to additional investment risks that are different in some respects from those incurred by a fund that invests only in debt obligations of U.S. domestic issuers.  See “Foreign Investments” below. Such risks include those related to future political and economic developments, the possible imposition of withholding taxes by the particular country in which the issuer is located on interest income payable on the securities, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls and the possible adoption of other foreign governmental restrictions that might adversely affect the payment of principal and interest on these securities.

Table of Contents - Statement of Additional Information

Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans that may be made and interest rates that may be charged.  In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions.  General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry.

As a result of federal and state laws and regulations, domestic banks are, among other things, required to maintain specified levels of reserves, limited in the amount they can loan to a single borrower, and subject to other regulations designed to promote financial soundness.  However, such laws and regulations do not necessarily apply to foreign bank obligations that a Fund may acquire.

In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under its investment objectives and policies stated above and in its prospectus, a Fund may make interest-bearing time or other interest-bearing deposits in commercial or savings banks.  Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Savings Association Obligations.  Each Fund may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

Commercial Paper, Short-Term Notes and Other Corporate Obligations.  Each Fund may invest a portion of its assets in commercial paper and short-term notes.  Commercial paper consists of unsecured promissory notes issued by corporations.  Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Commercial paper and short-term notes in which a Fund may invest will consist of issues rated at the time of purchase “AA-2” or higher by S&P, “Prime-1” or “Prime-2” by Moody’s, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by a Sub-Advisor to be of comparable quality.  These rating symbols are described in Appendix A.

Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than supported by commercial paper.  While such obligations generally have maturities of ten years or more, a Fund may purchase corporate obligations that have remaining maturities of one year or less from the date of purchase and that are rated “AA” or higher by S&P or “Aa” or higher by Moody’s.

Loan Participations and Assignments (Bank Debt) (Alternative Strategies Fund)

The Alternative Strategies Fund may invest in bank debt, which includes interests in loans to companies or their affiliates undertaken to finance a capital restructuring or in connection with recapitalizations, acquisitions, leveraged buyouts, refinancings or other financially leveraged transactions and may include loans which are designed to provide temporary or bridge financing to a borrower pending the sale of identified assets, the arrangement of longer-term loans or the issuance and sale of debt obligations.  These loans, which may bear fixed or floating rates, have generally been arranged through private negotiations between a corporate borrower and one or more financial institutions (“Lenders”), including banks.  The Fund’s investment may be in the form of participations in loans (“Participations”) or of assignments of all or a portion of loans from third parties (“Assignments”).

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The Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling a Participation and only upon receipt by the Lender of the payments from the borrower.  In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation.  Thus, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation.  In addition, in connection with purchasing Participations, the Fund generally will have no role in terms of negotiating or effecting amendments, waivers and consents with respect to the loans underlying the Participations.  In the event of the insolvency of the Lender, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower.

In certain cases, the rights and obligations acquired by the Fund through the purchase of an Assignment may differ from, and be more limited than, those held by the assigning selling institution.  Assignments are sold strictly without recourse to the selling institutions, and the selling institutions will generally make no representations or warranties to the Fund about the underlying loan, the borrowers, the documentation of the loans or any collateral securing the loans.

Investments in Participations and Assignments involve additional risks, including the risk of nonpayment of principal and interest by the borrower, the risk that any loan collateral may become impaired and that the Fund may obtain less than the full value for the loan interests sold because they may be illiquid.  Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal.  If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected.

Investments in loans through direct assignment of a financial institution’s interests with respect to a loan may involve additional risks.  For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.

A loan is often administered by a bank or other financial institution that acts as agent for all holders.  The agent administers the terms of the loan, as specified in the loan agreement.  Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the borrower, the Fund may have to rely on the agent to apply appropriate credit remedies against a borrower.  If assets held by the agent for the benefit of the Fund were determined to be subject to the claims of the agent’s general creditors, the Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Interests in loans are also subject to additional liquidity risks.  Loans are generally subject to legal or contractual restrictions on resale.  Loans are not currently listed on any securities exchange or automatic quotation system, but are traded by banks and other institutional investors engaged in loan syndication.  As a result, no active market may exist for some loans, and to the extent a secondary market exists for other loans, such market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.  Consequently, the Fund may have difficulty disposing of Assignments or Participations in response to a specific economic event such as deterioration in the creditworthiness of the borrower, which can result in a loss.  In such market situations, it may be more difficult for the Fund to assign a value to Assignments or Participations when valuing the Fund’s securities and calculating its net asset value (“NAV”).

Money Market Funds

Each Fund may under certain circumstances invest a portion of its assets in money market funds.  The 1940 Act generally prohibits a Fund from investing more than 5% of the value of its total assets in any one investment company or more than 10% of the value of its total assets in investment companies as a group, and also restricts its investment in any investment company to 3% of the voting securities of such investment company.  There are some exceptions, however, to these limitations pursuant to various rules promulgated by the SEC. The Advisor and the Sub-Advisors will not impose advisory fees on assets of a Fund invested in a money market mutual fund.  However, an investment in a money market mutual fund will involve payment by a Fund of its pro rata share of advisory and administrative fees charged by such fund.

Table of Contents - Statement of Additional Information

Municipal Securities (Alternative Strategies Fund)

The Alternative Strategies Fund may invest in municipal securities.  Municipal securities are issued by the states, territories and possessions of the United States, their political subdivisions (such as cities, counties and towns) and various authorities (such as public housing or redevelopment authorities), instrumentalities, public corporations and special districts (such as water, sewer or sanitary districts) of the states, territories, and possessions of the United States or their political subdivisions.  In addition, municipal securities include securities issued by or on behalf of public authorities to finance various privately operated facilities, such as industrial development bonds, that are backed only by the assets and revenues of the non-governmental user (such as hospitals and airports).

Municipal securities are issued to obtain funds for a variety of public purposes, including general financing for state and local governments, or financing for specific projects or public facilities.  Municipal securities are classified as general obligation or revenue bonds or notes. General obligation securities are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable from revenue derived from a particular facility, class of facilities, or the proceeds of a special excise tax or other specific revenue source, but not from the issuer’s general taxing power.  The Fund will not invest more than 25% of its total assets in a single type of revenue bond. Private activity bonds and industrial revenue bonds do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued.

Municipal leases are entered into by state and local governments and authorities to acquire equipment and facilities such as fire and sanitation vehicles, telecommunications equipment, and other assets.  Municipal leases (which normally provide for title to the leased assets to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt.  The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis.

Government Obligations

Each Fund may make short-term investments in U.S. Government obligations.  Such obligations include Treasury bills, certificates of indebtedness, notes and bonds, and issues of such entities as the Government National Mortgage Association (“GNMA”), Export-Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”), and the Student Loan Marketing Association (“SLMA”).

Some of these obligations, such as those of the GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others, such as those of the SLMA, are supported only by the credit of the instrumentality.  No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

Each Fund may invest in sovereign debt obligations of foreign countries.  A sovereign debtor’s willingness or ability to repay principal and interest in a timely manner may be affected by a number of factors, including its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which it may be subject.  Emerging market governments could default on their sovereign debt.  Such sovereign debtors also may be dependent on expected disbursements from foreign governments, multilateral agencies and other entities abroad to reduce principal and interest arrearages on their debt.  The commitments on the part of these governments, agencies and others to make such disbursements may be conditioned on a sovereign debtor’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations.  Failure to meet such conditions could result in the cancellation of such third parties’ commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debt in a timely manner.

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Zero Coupon Securities

Each Fund may invest up to 35% of its net assets in zero coupon securities issued by the U.S. Treasury.  Zero coupon Treasury securities are U.S. Treasury notes and bonds that have been stripped of their unmatured interest coupons and receipts, or certificates representing interests in such stripped debt obligations or coupons.  Because a zero coupon security pays no interest to its holder during its life or for a substantial period of time, it usually trades at a deep discount from its face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest.

Variable and Floating Rate Instruments

Each Fund may acquire variable and floating rate instruments.  Such instruments are frequently not rated by credit rating agencies; however, unrated variable and floating rate instruments purchased by a Fund will be determined by a Sub-Advisor under guidelines established by the Board to be of comparable quality at the time of the purchase to rated instruments eligible for purchase by a Fund.  In making such determinations, a Sub-Advisor will consider the earning power, cash flow and other liquidity ratios of the issuers of such instruments (such issuers include financial, merchandising, bank holding and other companies) and will monitor their financial condition.  An active secondary market may not exist with respect to particular variable or floating rate instruments purchased by a Fund.  The absence of such an active secondary market could make it difficult for a Fund to dispose of the variable or floating rate instrument involved in the event that the issuer of the instrument defaults on its payment obligation or during periods in which a Fund is not entitled to exercise its demand rights, and a Fund could, for these or other reasons, suffer a loss to the extent of the default.  Variable and floating rate instruments may be secured by bank letters of credit.

Asset-Backed Securities (Alternative Strategies Fund)

The Alternative Strategies Fund may invest in asset-backed securities.  Asset-backed securities are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement).  Typically, the originator of the loan or accounts receivable paper transfers it to a specially created trust, which repackages it as securities with a minimum denomination and a specific term.  The securities are then privately placed or publicly offered.  For example, the Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), and other similarly structured entities.  CBOs and CLOs are types of asset-backed securities.  A CBO is a trust, which is backed by a diversified pool of high-risk, below investment grade fixed-income securities.  A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

The value of an asset-backed security is affected by, among other things, changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement.  Payments of principal and interest passed through to holders of asset-backed securities are frequently supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower’s other assets.  The degree of credit enhancement varies, and generally applies to only a portion of the asset-backed security’s par value.  Value is also affected if any credit enhancement has been exhausted.

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Mortgage-Related Securities

Each Fund may invest in mortgage-related securities.  Mortgage-related securities are derivative interests in pools of mortgage loans made to U.S. residential home buyers, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others.  Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations.  Each Fund may also invest in debt securities which are secured with collateral consisting of U.S. mortgage-related securities, and in other types of U.S. mortgage-related securities.

The effects of the sub-prime mortgage crisis that began to unfold in 2007 continue to manifest in nearly all sub-divisions of the financial services industry.  Sub-prime mortgage-related losses and write downs among investment banks and similar institutions reached significant levels in 2008.  The impact of these losses among traditional banks, investment banks, broker/dealers and insurers has forced a number of such institutions into either liquidation or combination, while also drastically increasing the volatility of their stock prices.  In some cases, the U.S. government has acted to bail out select institutions, such as insurers; however the risks associated with investment in stocks of such insurers has nonetheless increased substantially.

Congress has passed legislation to provide the U.S. Department of the Treasury with the authority to issue up to $700 billion of Treasury securities to finance the purchase of troubled assets from financial institutions.  There can be no assurance that this legislation will cause the risks associated with investment in the stock market in general or in financial services company stocks to decrease.

U.S. Mortgage Pass-Through Securities.  Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.  Instead, these securities provide a monthly payment that consists of both interest and principal payments.  In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities.  Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred.  Some mortgage-related securities (such as securities issued by GNMA) are described as “modified pass-throughs.”  These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The principal governmental guarantor of U.S. mortgage-related securities is GNMA, a wholly-owned United States Government corporation within the Department of Housing and Urban Development.  GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Agency or guaranteed by the Veterans Administration.

Government-related guarantors include FNMA and FHLMC.  FNMA is a government-sponsored corporation owned entirely by private stockholders and subject to general regulation by the Secretary of Housing and Urban Development.  FNMA purchases conventional residential mortgages not insured or guaranteed by any government agency from a list of approved seller/services which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers.  FHLMC is a government-sponsored corporation created to increase availability of mortgage credit for residential housing and owned entirely by private stockholders.  FHLMC issues participation certificates which represent interests in conventional mortgages from FHLMC’s national portfolio.  Pass-through securities issued by FNMA and participation certificates issued by FHLMC are guaranteed as to timely payment of principal and interest by FNMA and FHLMC, respectively, but are not backed by the full faith and credit of the United States Government.

Although the underlying mortgage loans in a pool may have maturities of up to 30 years, the actual average life of the pool certificates typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity.  Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the pool certificates.  Conversely, when interest rates are rising, the rate of prepayments tends to decrease, thereby lengthening the actual average life of the certificates.  Accordingly, it is not possible to predict accurately the average life of a particular pool.

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Collateralized Mortgage Obligations (“CMOs”).  A domestic or foreign CMO in which a Fund may invest is a hybrid between a mortgage-backed bond and a mortgage pass-through security.  Like a bond, interest is paid, in most cases, semiannually.  CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, FNMA or equivalent foreign entities.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life depend upon the prepayment experience of the collateral.  CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid.  Monthly payment of principal and interest received from the pool of underlying mortgages, including prepayments, is first returned to the class having the earliest maturity date or highest maturity.  Classes that have longer maturity dates and lower seniority will receive principal only after the higher class has been retired.

Real Estate Investment Trusts (Alternative Strategies Fund)

The Alternative Strategies Fund may invest in real estate investment trusts (“REITs”).  REITs are pooled investment vehicles that invest primarily in either real estate or real estate-related loans. REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended and changes in interest rates. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. REITs are also subject to the possibilities of failing to qualify for preferential tax treatment under the Code, and failing to maintain their exemptions from registration under the 1940 Act.

REITs (especially mortgage REITs) are also subject to interest rate risks, including prepayment risk. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than more widely held securities. The Fund’s investment in a REIT may require the Fund to accrue and distribute income not yet received or may result in the Fund making distributions that constitute a return of capital to Fund shareholders for federal income tax purposes. In addition, distributions by the Fund from REITs will not qualify for the corporate dividends-received deduction, or, generally, for treatment as qualified dividend income.

Foreign Investments and Currencies

Each Fund may invest in securities of foreign issuers that are not publicly traded in the United States (the International Fund will invest substantially all of its assets in securities of foreign issuers).  Each Fund may also invest in depositary receipts and in foreign currency futures contracts and may purchase and sell foreign currency on a spot basis.

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Depositary Receipts.  Depositary Receipts (“DRs”) include American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) or other forms of depositary receipts.  DRs are receipts typically issued in connection with a U.S. or foreign bank or trust company which evidence ownership of underlying securities issued by a foreign corporation.

Forward Foreign Currency Exchange Contracts (Alternative Strategies Fund).  A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

•	Do not have standard maturity dates or amounts (i.e., the parties to the contract may fix the maturity date and the amount).
•
Are traded in the inter-bank markets conducted directly between currency traders (usually large commercial banks) and their customers, as opposed to futures contracts which are traded only on exchanges regulated by the Commodity Futures Trading Commission (“CFTC”).

•	Do not require an initial margin deposit.
•	May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to a commodities exchange.

Foreign Currency Hedging Strategies (Alternative Strategies Fund).  A “settlement hedge” or “transaction hedge” is designed to protect the Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars “locks in” the U.S. dollar price of the security. The Fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

The Fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which the Fund’s investment is denominated. This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that the Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

The Fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a “cross-hedge,” will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases. Cross hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, the Fund may have to purchase additional foreign currency on the spot market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, the Fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

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Risks of Investing in Foreign Securities.  Investments in foreign securities involve certain inherent risks, including the following:

Political and Economic Factors.  Individual foreign economies of certain countries may differ favorably or unfavorably from the United States’ economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position.  The internal politics of certain foreign countries may not be as stable as those of the United States.  Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies.  Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest.  The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners.  Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

Currency Fluctuations.  Each Fund may invest in securities denominated in foreign currencies. Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Fund’s assets denominated in that currency.  Such changes will also affect a Fund’s income.  The value of a Fund’s assets may also be affected significantly by currency restrictions and exchange control regulations enacted from time to time.

Market Characteristics.  The Sub-Advisors expect that many foreign securities in which a Fund invests will be purchased in over-the-counter markets or on exchanges located in the countries in which the principal offices of the issuers of the various securities are located, if that is the best available market.  Foreign exchanges and markets may be more volatile than those in the United States.  While growing in volume, they usually have substantially less volume than U.S. markets, and a Fund’s portfolio securities may be less liquid and more volatile than U.S. Government securities.  Moreover, settlement practices for transactions in foreign markets may differ from those in United States markets, and may include delays beyond periods customary in the United States.  Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment or securities, may expose a Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer.

Transactions in options on securities, futures contracts, futures options and currency contracts may not be regulated as effectively on foreign exchanges as similar transactions in the United States, and may not involve clearing mechanisms and related guarantees.  The value of such positions also could be adversely affected by the imposition of different exercise terms and procedures and margin requirements than in the United States.  The value of a Fund’s positions may also be adversely impacted by delays in its ability to act upon economic events occurring in foreign markets during non-business hours in the United States.

Legal and Regulatory Matters.  Certain foreign countries may have less supervision of securities markets, brokers and issuers of securities, and less financial information available to issuers, than is available in the United States.

Taxes.  The interest payable on certain of a Fund’s foreign portfolio securities may be subject to foreign withholding or other taxes, thus reducing the net amount of income available for distribution to a Fund’s shareholders.

Costs.  To the extent that each Fund invests in foreign securities, its expense ratio is likely to be higher than those of investment companies investing only in domestic securities, since the cost of maintaining the custody of foreign securities is higher.

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Emerging markets.  Some of the securities in which each Fund may invest may be located in developing or emerging markets, which entail additional risks, including less social, political and economic stability; smaller securities markets and lower trading volume, which may result in a less liquidity and greater price volatility; national policies that may restrict a Fund’s investment opportunities, including restrictions on investment in issuers or industries, or expropriation or confiscation of assets or property; and less developed legal structures governing private or foreign investment.

In considering whether to invest in the securities of a foreign company, a Sub-Advisor considers such factors as the characteristics of the particular company, differences between economic trends and the performance of securities markets within the U.S. and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the company is located.  The extent to which a Fund will be invested in foreign companies and countries and depository receipts will fluctuate from time to time within the limitations described in the prospectus, depending on a Sub-Advisor’s assessment of prevailing market, economic and other conditions.

Options on Securities and Securities Indices

Purchasing Put and Call Options.  Each Fund may purchase covered “put” and “call” options with respect to securities which are otherwise eligible for purchase by a Fund and with respect to various stock indices subject to certain restrictions.  Each Fund will engage in trading of such derivative securities primarily for hedging purposes.

If a Fund purchases a put option, a Fund acquires the right to sell the underlying security at a specified price at any time during the term of the option (for “American-style” options) or on the option expiration date (for “European-style” options).  Purchasing put options may be used as a portfolio investment strategy when a Sub-Advisor perceives significant short-term risk but substantial long-term appreciation for the underlying security.  The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement.  If a Fund is holding a stock which it feels has strong fundamentals, but for some reason may be weak in the near term, a Fund may purchase a put option on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option.  Consequently, a Fund will exercise the put only if the price of such security falls below the strike price of the put.  The difference between the put’s strike price and the market price of the underlying security on the date a Fund exercises the put, less transaction costs, will be the amount by which a Fund will be able to hedge against a decline in the underlying security.  If during the period of the option the market price for the underlying security remains at or above the put’s strike price, the put will expire worthless, representing a loss of the price a Fund paid for the put, plus transaction costs.  If the price of the underlying security increases, the profit a Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put may be sold.

If a Fund purchases a call option, it acquires the right to purchase the underlying security at a specified price at any time during the term of the option.  The purchase of a call option is a type of insurance policy to hedge against losses that could occur if a Fund has a short position in the underlying security and the security thereafter increases in price.  Each Fund will exercise a call option only if the price of the underlying security is above the strike price at the time of exercise.  If during the option period the market price for the underlying security remains at or below the strike price of the call option, the option will expire worthless, representing a loss of the price paid for the option, plus transaction costs.  If the call option has been purchased to hedge a short position of a Fund in the underlying security and the price of the underlying security thereafter falls, the profit a Fund realizes on the cover of the short position in the security will be reduced by the premium paid for the call option less any amount for which such option may be sold.

Prior to exercise or expiration, an option may be sold when it has remaining value by a purchaser through a “closing sale transaction,” which is accomplished by selling an option of the same series as the option previously purchased.  Each Fund generally will purchase only those options for which a Sub-Advisor believes there is an active secondary market to facilitate closing transactions.

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Writing Call Options. Each Fund may write covered call options.  A call option is “covered” if a Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are held in a segregated account by the Custodian).  The writer of a call option receives a premium and gives the purchaser the right to buy the security underlying the option at the exercise price.  The writer has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period. If the writer of an exchange-traded option wishes to terminate his obligation, he may effect a “closing purchase transaction.”  This is accomplished by buying an option of the same series as the option previously written.  A writer may not effect a closing purchase transaction after it has been notified of the exercise of an option.

Effecting a closing transaction in the case of a written call option will permit a Fund to write another call option on the underlying security with either a different exercise price, expiration date or both.  Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of a Fund.  If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

Each Fund will realize a gain from a closing transaction if the cost of the closing transaction is less than the premium received from writing the option or if the proceeds from the closing transaction are more than the premium paid to purchase the option.  Each Fund will realize a loss from a closing transaction if the cost of the closing transaction is more than the premium received from writing the option or if the proceeds from the closing transaction are less than the premium paid to purchase the option.  However, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss to a Fund resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund.

Stock Index Options.  Each Fund may also purchase put and call options with respect to the S&P 500 and other stock indices.  Such options may be purchased as a hedge against changes resulting from market conditions in the values of securities which are held in a Fund’s portfolio or which it intends to purchase or sell, or when they are economically appropriate for the reduction of risks inherent in the ongoing management of a Fund.

The distinctive characteristics of options on stock indices create certain risks that are not present with stock options generally.  Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of stock prices in the stock market generally rather than movements in the price of a particular stock.  Accordingly, successful use by a Fund of options on a stock index would be subject to a Sub-Advisor’s ability to predict correctly movements in the direction of the stock market generally.  This requires different skills and techniques than predicting changes in the price of individual stocks.

Index prices may be distorted if trading of certain stocks included in the index is interrupted.  Trading of index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index.  If this were to occur, a Fund would not be able to close out options which it had purchased, and if restrictions on exercise were imposed, a Fund might be unable to exercise an option it holds, which could result in substantial losses to a Fund.  It is the policy of each Fund to purchase put or call options only with respect to an index which a Sub-Advisor believes includes a sufficient number of stocks to minimize the likelihood of a trading halt in the index.

Risks of Investing in Options.  There are several risks associated with transactions in options on securities and indices.  Options may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.  There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of option of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

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A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.  The extent to which a Fund may enter into options transactions may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), with respect to qualification of a Fund as a regulated investment company.  See “Dividends and Distributions” and “Taxation.”

In addition, when trading options on foreign exchanges, many of the protections afforded to participants in United States option exchanges will not be available.  For example, there may be no daily price fluctuation limits in such exchanges or markets, and adverse market movements could therefore continue to an unlimited extent over a period of time.  Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.  Moreover, a Fund as an option writer could lose amounts substantially in excess of its initial investment, due to the margin and collateral requirements typically associated with such option writing.  See “Dealer Options” below.

Dealer Options.  Each Fund may engage in transactions involving dealer options as well as exchange-traded options.  Certain risks are specific to dealer options.  While a Fund might look to a clearing corporation to exercise exchange-traded options, if a Fund were to purchase a dealer option it would need to rely on the dealer from which it purchased the option to perform if the option were exercised.  Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while dealer options may not.  Consequently, a Fund may generally be able to realize the value of a dealer option it has purchased only by exercising or reselling the option to the dealer who issued it.  Similarly, when a Fund writes a dealer option, a Fund may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom a Fund originally wrote the option.  While a Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with a Fund, there can be no assurance that a Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration.  Unless a Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised.  In the event of insolvency of the other party, a Fund may be unable to liquidate a dealer option.  With respect to options written by a Fund, the inability to enter into a closing transaction may result in material losses to a Fund.  For example, because a Fund must maintain a secured position with respect to any call option on a security it writes, a Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option.  This requirement may impair a Fund’s ability to sell portfolio securities at a time when such sale might be advantageous.

The Staff of the SEC has taken the position that purchased dealer options are illiquid securities.  A Fund may treat the cover used for written dealer options as liquid if the dealer agrees that a Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula.  In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option.  Accordingly, each Fund will treat dealer options as subject to a Fund’s limitation on illiquid securities.  If the Commission changes its position on the liquidity of dealer options, each Fund will change its treatment of such instruments accordingly.

Foreign Currency Options.  Each Fund may buy or sell put and call options on foreign currencies.  A put or call option on a foreign currency gives the purchaser of the option the right to sell or purchase a foreign currency at the exercise price until the option expires.  Each Fund will use foreign currency options separately or in combination to control currency volatility.  Among the strategies employed to control currency volatility is an option collar.  An option collar involves the purchase of a put option and the simultaneous sale of call option on the same currency with the same expiration date but with different exercise (or “strike”) prices.  Generally, the put option will have an out-of-the-money strike price, while the call option will have either an at-the-money strike price or an in-the-money strike price.  Foreign currency options are derivative securities.  Currency options traded on U.S. or other exchanges may be subject to position limits that may limit the ability of a Fund to reduce foreign currency risk using such options.

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As with other kinds of option transactions, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received.  Each Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses.  The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund’s position, a Fund may forfeit the entire amount of the premium plus related transaction costs.

Spread Transactions.  Each Fund may purchase covered spread options from securities dealers.  These covered spread options are not presently exchange-listed or exchange-traded.  The purchase of a spread option gives a Fund the right to put a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that a Fund does not own, but which is used as a benchmark.  The risk to a Fund, in addition to the risks of dealer options described above, is the cost of the premium paid as well as any transaction costs.  The purchase of spread options will be used to protect a Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities.  This protection is provided only during the life of the spread options.

Forward Currency Contracts

Each Fund may enter into forward currency contracts in anticipation of changes in currency exchange rates.  A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  For example, a Fund might purchase a particular currency or enter into a forward currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase.  Alternatively, it might sell a particular currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities it intends to or has contracted to sell.  Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain from an increase in the value of the currency.

Credit Default Swap Agreements

The “buyer” in a credit default swap contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation.  Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring.  The Fund may be either the buyer or the seller in the transaction.  As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs.  If a credit event occurs, the Fund typically must pay the contingent payment to the buyer, which is typically the “par value” (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation.  The value of the reference obligation received by the Fund as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund.  If the reference obligation is a defaulted security, physical delivery of the security will cause the Fund to hold a defaulted security.  If the Fund is a buyer and no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract.  However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

In a single name credit default swap the underlying asset or reference obligation is a bond of one particular issuer or reference entity.  There are generally two sides to the swap trade: a buyer of protection and a seller of protection. If the reference entity of a credit default swap experiences what is known as a credit event (such as a bankruptcy, downgrade, etc.), then the buyer of protection (who pays a premium for that protection) can receive payment from the seller of protection. This is desirable because the price of those bonds will experience a decrease in value due to the negative credit event. There is also the option of physical, rather than cash, trade settlement in which the underlying bond or reference obligation actually changes hands, from buyer of protection to seller of protection.

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The major tradable indexes for credit default swaps are: CDX, ABX, CMBX and LCDX.  The CDX indexes are broken out between investment grade, high yield, high volatility, crossover and emerging market.  For example, the CDX.NA.HY is an index based on a basket of North American (NA) single-name high yield credit default swaps. The crossover index includes names that are split rated, meaning they are rated “investment grade” by one agency, and “below investment grade” by another.

The CDX index rolls over every six months, and its 125 names enter and leave the index as appropriate. For example, if one of the names is upgraded from below investment grade to investment grade, it will move from the high yield index to the investment grade index when the rebalance occurs.

The ABX and CMBX are baskets of credit default swaps on two securitized products: asset-backed securities and commercial mortgage-backed securities.  The ABX is based on asset-backed securities home equity loans and the CMBX on commercial mortgage-backed securities.  There are five separate ABX indexes for ratings ranging from ‘AAA’ to ‘BBB-’.  The CMBX also has the same breakdown of five indexes by ratings, but is based on a basket of 25 credit default swaps, which reference commercial mortgage-backed securities.

The LCDX is a credit derivative index with a basket made up of single-name, loan-only credit default swaps. The loans referred to are leveraged loans.  The basket is made up of 100 names.  Although a bank loan is considered secured debt, the names that usually trade in the leveraged loan market are lower quality credits (if they could issue in the normal investment grade markets, they would). Therefore, the LCDX index is used mostly by those looking for exposure to high-yield debt.

All of the aforementioned indexes are issued by the Credit Default Swaps Index Company and administered by Markit. For these indexes to work, they must have sufficient liquidity. Therefore, the issuer has commitments from the largest dealers (large investment banks) to provide liquidity in the market.

Futures Contracts and Related Options

Each Fund may invest in futures contracts and options on futures contracts as a hedge against changes in market conditions or interest rates.  A Fund may trade in such derivative securities for bona fide hedging purposes and otherwise in accordance with the rules of the CFTC.  A Fund will segregate liquid assets in a separate account with its custodian when required to do so by CFTC guidelines in order to cover its obligation in connection with futures and options transactions.

No price is paid or received by a Fund upon the purchase or sale of a futures contract.  When it enters into a domestic futures contract, a Fund will be required to deposit in a segregated account with its custodian an amount of cash or U.S. Treasury bills equal to approximately 5% of the contract amount.  This amount is known as initial margin.  The margin requirements for foreign futures contracts may be different.

The nature of initial margin in futures transactions is different from that of margin in securities transactions. Futures contract margin does not involve the borrowing of funds by the customer to finance the transactions.  Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to a Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments (called variation margin) to and from the broker will be made on a daily basis as the price of the underlying stock index fluctuates, to reflect movements in the price of the contract making the long and short positions in the futures contract more or less valuable.  For example, when a Fund has purchased a stock index futures contract and the price of the underlying stock index has risen, that position will have increased in value and a Fund will receive from the broker a variation margin payment equal to that increase in value.  Conversely, when a Fund has purchased a stock index futures contract and the price of the underlying stock index has declined, the position will be less valuable and a Fund will be required to make a variation margin payment to the broker.

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At any time prior to expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate a Fund’s position in the futures contract.  A final determination of variation margin is made on closing the position.  Additional cash is paid by or released to a Fund, which realizes a loss or a gain.

In addition to amounts segregated or paid as initial and variation margin, a Fund must segregate liquid assets with its custodian equal to the market value of the futures contracts, in order to comply with Commission requirements intended to ensure that a Fund’s use of futures is unleveraged.  The requirements for margin payments and segregated accounts apply to both domestic and foreign futures contracts.

Stock Index Futures Contracts.  Each Fund may invest in futures contracts on stock indices.  Currently, stock index futures contracts can be purchased or sold with respect to the S&P 500 Stock Price Index on the Chicago Mercantile Exchange, the Major Market Index on the Chicago Board of Trade, the New York Stock Exchange Composite Index on the New York Futures Exchange and the Value Line Stock Index on the Kansas City Board of Trade.  Foreign financial and stock index futures are traded on foreign exchanges including the London International Financial Futures Exchange, the Singapore International Monetary Exchange, the Sydney Futures Exchange Limited and the Tokyo Stock Exchange.

Interest Rate or Financial Futures Contracts.  Each Fund may invest in interest rate or financial futures contracts.  Bond prices are established in both the cash market and the futures market.  In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade.  In the futures market, a contract is made to purchase or sell a bond in the future for a set price on a certain date.  Historically, the prices for bonds established in the futures markets have generally tended to move in the aggregate in concert with cash market prices, and the prices have maintained fairly predictable relationships.

The sale of an interest rate or financial futures contract by a Fund would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price.  A futures contract purchased by a Fund would create an obligation by a Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price.  The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date.  The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

Although interest rate or financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without delivery of securities. Closing out of a futures contract sale is effected by a Fund’s entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date.  If the price in the sale exceeds the price in the offsetting purchase, a Fund is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, a Fund pays the difference and realizes a loss.  Similarly, the closing out of a futures contract purchase is effected by a Fund’s entering into a futures contract sale.  If the offsetting sale price exceeds the purchase price, a Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, a Fund realizes a loss.

Each Fund will deal only in standardized contracts on recognized exchanges.  Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.  Domestic interest rate futures contracts are traded in an auction environment on the floors of several exchanges – principally, the Chicago Board of Trade and the Chicago Mercantile Exchange.  A public market now exists in domestic futures contracts covering various financial instruments including long-term United States Treasury bonds and notes, GNMA modified pass-through mortgage-backed securities, three-month United States Treasury bills, and 90-day commercial paper.  Each Fund may trade in any futures contract for which there exists a public market, including, without limitation, the foregoing instruments.  International interest rate futures contracts are traded on the London International Financial Futures Exchange, the Singapore International Monetary Exchange, the Sydney Futures Exchange Limited and the Tokyo Stock Exchange.

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Interest Rate Caps, Floors and Collars (Alternative Strategies Fund).  The Alternative Strategies Fund may use interest rate caps, floors and collars for the same purposes or similar purposes as for which it uses interest rate futures contracts and related options. Interest rate caps, floors and collars are similar to interest rate swap contracts because the payment obligations are measured by changes in interest rates as applied to a notional amount and because they are generally individually negotiated with a specific counterparty. The purchase of an interest rate cap entitles the purchaser, to the extent that a specific index exceeds a specified interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below specified interest rates, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. The purchase of an interest rate collar entitles the purchaser, to the extent that a specified index exceeds or falls below a specified interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate collar.

Foreign Currency Futures Contracts.  Each Fund may use foreign currency future contracts for hedging purposes.  A foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a foreign currency at a specified price and time.  A public market exists in futures contracts covering several foreign currencies, including the Australian dollar, the Canadian dollar, the British pound, the Japanese yen, the Swiss franc, and certain multinational currencies such as the European Currency Unit (“ECU”). Other foreign currency futures contracts are likely to be developed and traded in the future.  Each Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

Risks of Transactions in Futures Contracts. There are several risks related to the use of futures as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the futures contract and movements in the price of the securities which are the subject of the hedge.  The price of the future may move more or less than the price of the securities being hedged.  If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all.  If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the future.  If the price of the future moves more than the price of the hedged securities, a Fund will experience either a loss or a gain on the future which will not be completely offset by movements in the price of the securities which are subject to the hedge.

To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of the futures contract, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the prices of such securities has been greater than the historical volatility over such time period of the future.  Conversely, a Fund may buy or sell fewer futures contracts if the historical volatility of the price of the securities being hedged is less than the historical volatility of the futures contract being used.  It is possible that, when a Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance while the value of securities held in a Fund’s portfolio may decline.  If this occurs, a Fund will lose money on the future and also experience a decline in value in its portfolio securities.  However, the Advisor believes that over time the value of a diversified portfolio will tend to move in the same direction as the market indices upon which the futures are based.

Where futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead.  If a Fund then decides not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the securities being hedged, the price of futures may not correlate perfectly with movement in the stock index or cash market due to certain market distortions.  All participants in the futures market are subject to margin deposit and maintenance requirements.  Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the index or cash market and futures markets.  In addition, the deposit requirements in the futures market are less onerous than margin requirements in the securities market.  Therefore, increased participation by speculators in the futures market may also cause temporary price distortions.  As a result of price distortions in the futures market and the imperfect correlation between movements in the cash market and the price of securities and movements in the price of futures, a correct forecast of general trends by a Sub-Advisor may still not result in a successful hedging transaction over a very short time frame.

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Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures.  Although a Fund may intend to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time.  In such event, it may not be possible to close a futures position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin.  When futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract.  However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day.  The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session.  Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit.  The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions.  Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Successful use of futures by a Fund is also subject to a Sub-Advisor’s ability to predict correctly movements in the direction of the market.  For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting stocks held in its portfolio and stock prices increase instead, a Fund will lose part or all of the benefit of the increased value of the stocks which it has hedged because it will have offsetting losses in its futures positions.  In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market.  Each Fund may have to sell securities at a time when it may be disadvantageous to do so.

In the event of the bankruptcy of a broker through which a Fund engages in transactions in futures contracts or options, a Fund could experience delays and losses in liquidating open positions purchased or sold through the broker, and incur a loss of all or part of its margin deposits with the broker.

Options on Futures Contracts.  As described above, each Fund may purchase options on the futures contracts they can purchase or sell.  A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option.  Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price.  Like the buyer or seller of a futures contract, the holder or writer of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.  There is no guarantee that such closing transactions can be effected.

Investments in futures options involve some of the same considerations as investments in futures contracts (for example, the existence of a liquid secondary market).  In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities.  In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contracts.  Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is limited to the premium paid for the options (plus transaction costs).

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Restrictions on the Use or Futures Contracts and Related Options.  Each Fund may engage in transactions in futures contracts or related options primarily as a hedge against changes resulting from market conditions in the values of securities held in a Fund’s portfolio or which it intends to purchase and where the transactions are economically appropriate to the reduction of risks inherent in the ongoing management of each Fund.  A Fund may not purchase or sell futures or purchase related options for purposes other than bona fide hedging if, immediately thereafter, more than 25% of its net assets would be hedged.  A Fund also may not purchase or sell futures or purchase related options if, immediately thereafter, the sum of the amount of margin deposits on a Fund’s existing futures positions and premiums paid for such options would exceed 5% of the market value of a Fund’s net assets.

These restrictions, which are derived from current federal regulations regarding the use of options and futures by mutual funds, are not “fundamental restrictions” and may be changed by the Trustees of the Trust if applicable law permits such a change and the change is consistent with the overall investment objective and policies of each Fund.

The extent to which a Fund may enter into futures and options transactions may be limited by the Code requirements for qualification of a Fund as a regulated investment company.  See “Taxation.”

Exclusion from Definition of Commodity Pool Operator

The Funds are operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act of 1936, as amended (“CEA”), pursuant to Rule 4.5 under the CEA promulgated by the CFTC. Therefore, neither the Funds nor the Advisor is subject to registrations or regulation as a commodity pool operator under the CEA.  Effective December 31, 2012, in order to claim the Rule 4.5 exclusion, each Fund is limited in its ability to invest in certain financial instruments regulated under the CEA (“commodity interests”), including futures, options and certain swaps (including securities futures, broad-based stock index futures and financial futures contracts).  In the event that the Funds’ investments in commodity interests are not within the thresholds set forth in the Rule 4.5 exclusion, the Advisor may be required to register as a “commodity pool operator” and/or “commodity trading advisor” with the CFTC with respect to the Funds, which may increase the Funds’ expenses and adversely affect the Funds’ total returns.  The Advisor’s eligibility to claim the 4.5 exclusion with respect to the Funds will be based upon, among other things, the level and scope of the Funds’ investments in commodity interests, the purposes of such investments and the manner in which the Funds hold out their use of commodity interests. As a result, in the future, the Funds will be more limited in their ability to invest in commodity interests than in the past, which may negatively impact on the ability of the Advisor to manage the Funds and the Funds’ performance.

Repurchase Agreements

Each Fund may enter into repurchase agreements with respect to its portfolio securities. Pursuant to such agreements, a Fund acquires securities from financial institutions such as banks and broker-dealers as are deemed to be creditworthy by the Advisor or a Sub-Advisor, subject to the seller’s agreement to repurchase and a Fund’s agreement to resell such securities at a mutually agreed upon date and price.  The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security).  Securities subject to repurchase agreements will be held by the Custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system.  The seller under a repurchase agreement will be required to maintain the value of the underlying securities at not less than 102% of the repurchase price under the agreement.  If the seller defaults on its repurchase obligation, a Fund holding the repurchase agreement will suffer a loss to the extent that the proceeds from a sale of the underlying securities are less than the repurchase price under the agreement.  Bankruptcy or insolvency of such a defaulting seller may cause a Fund’s rights with respect to such securities to be delayed or limited.  Repurchase agreements are considered to be loans under the 1940 Act.

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Reverse Repurchase Agreements

Each Fund may enter into reverse repurchase agreements.  A Fund typically will invest the proceeds of a reverse repurchase agreement in money market instruments or repurchase agreements maturing not later than the expiration of the reverse repurchase agreement.  A Fund may use the proceeds of reverse repurchase agreements to provide liquidity to meet redemption requests when sale of a Fund’s securities is disadvantageous.

Each Fund causes its custodian to segregate liquid assets, such as cash, U.S. Government securities or other high-grade liquid debt securities equal in value to its obligations (including accrued interest) with respect to reverse repurchase agreements. In segregating such assets, the custodian either places such securities in a segregated account or separately identifies such assets and renders them unavailable for investment.  Such assets are marked to market daily to ensure full collateralization is maintained.

Dollar Roll Transactions

Each Fund may enter into dollar roll transactions.  A dollar roll transaction involves a sale by a Fund of a security to a financial institution concurrently with an agreement by a Fund to purchase a similar security from the institution at a later date at an agreed-upon price.  The securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold.  During the period between the sale and repurchase, a Fund will not be entitled to receive interest and principal payments on the securities sold.  Proceeds of the sale will be invested in additional portfolio securities of a Fund, and the income from these investments, together with any additional fee income received on the sale, may or may not generate income for a Fund exceeding the yield on the securities sold.

At the time a Fund enters into a dollar roll transaction, it causes its custodian to segregate liquid assets such as cash, U.S. Government securities or other high-grade liquid debt securities having a value equal to the purchase price for the similar security (including accrued interest) and subsequently marks the assets to market daily to ensure that full collateralization is maintained.

When-Issued Securities, Forward Commitments and Delayed Settlements

Each Fund may purchase securities on a “when-issued,” forward commitment or delayed settlement basis. In this event, the Custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account.  Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, a Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of a Fund’s commitment.  It may be expected that a Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

Each Fund does not intend to engage in these transactions for speculative purposes but only in furtherance of its investment objectives.  Because a Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described, a Fund’s liquidity and the ability of a Sub-Advisor to manage it may be affected in the event a Fund’s forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

Each Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction.  If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to a Fund on the settlement date.  In these cases a Fund may realize a taxable capital gain or loss.  When a Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade.  Failure of such party to do so may result in a Fund’s incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

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The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of a Fund starting on the day a Fund agrees to purchase the securities.  A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

Zero-Coupon, Step-Coupon and Pay-in-Kind Securities

Each Fund may invest in zero-coupon, step-coupon and pay-in-kind securities.  These securities are debt securities that do not make regular cash interest payments.  Zero-coupon and step-coupon securities are sold at a deep discount to their face value.  Pay-in-kind securities pay interest through the issuance of additional securities. Because these securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate.  While these securities do not pay current cash income, the Code requires the holders of these securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on the securities accruing that year.  A Fund may be required to distribute a portion of that discount and income and may be required to dispose of other portfolio securities, which may occur in periods of adverse market prices, in order to generate cash to meet these distribution requirements.

Inflation-Linked and Inflation-Indexed Securities

The Alternative Strategies Fund may invest in inflation-linked bonds. The principal amount of these bonds increases with increases in the price index used as a reference value for the bonds. In addition, the amounts payable as coupon interest payments increase when the price index increases because the interest amount is calculated by multiplying the principal amount (as adjusted) by a fixed coupon rate.

Although inflation-indexed securities protect their holders from long-term inflationary trends, short-term increases in inflation may result in a decline in value. The values of inflation-linked securities generally fluctuate in response to changes to real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation.  If inflation were to rise at a rate faster than nominal interest rates, real interest rates might decline, leading to an increase in value of the inflation-linked securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of inflation-linked securities. If inflation is lower than expected during a period the Fund holds inflation-linked securities, the Fund may earn less on such bonds than on a conventional bond.  If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in inflation-linked securities may not be protected to the extent that the increase is not reflected in the price index used as a reference for the securities. There can be no assurance that the price index used for an inflation-linked security will accurately measure the real rate of inflation in the prices of goods and services. Inflation-linked and inflation-indexed securities include Treasury Inflation-Protected Securities issued by the U.S. government (see the section “U.S. Government Securities” for additional information), but also may include securities issued by state, local and non-U.S. governments and corporations and supranational entities.

Borrowing

Each Fund is authorized to borrow money from time to time for temporary, extraordinary or emergency purposes or for clearance of transactions in amounts up to 20% of the value of its total assets at the time of such borrowings.  The use of borrowing by the Fund involves special risk considerations that may not be associated with other funds having similar objectives and policies.  Since substantially all of the Fund’s assets fluctuate in value, whereas the interest obligation resulting from a borrowing will be fixed by the terms of the Fund’s agreement with its lender, the asset value per share of the Fund will tend to increase more when its portfolio securities increase in value and to decrease more when its portfolio assets decrease in value than would otherwise be the case if the Fund did not borrow funds.  In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds.  Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

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Lending Portfolio Securities

Each Fund may lend its portfolio securities in an amount not exceeding 10% of its total assets to financial institutions such as banks and brokers if the loan is collateralized in accordance with applicable regulations.  Under the present regulatory requirements which govern loans of portfolio securities, the loan collateral must, on each business day, at least equal the value of the loaned securities and must consist of cash, letters of credit of domestic banks or domestic branches of foreign banks, or securities of the U.S. Government or its agencies.  To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by a Fund if the demand meets the terms of the letter.  Such terms and the issuing bank would have to be satisfactory to a Fund.  Any loan might be secured by any one or more of the three types of collateral.  The terms of a Fund’s loans must permit a Fund to reacquire loaned securities on five days’ notice or in time to vote on any serious matter and must meet certain tests under the Code.

Short Sales

Each Fund is authorized to make short sales of securities which it does not own or have the right to acquire. In a short sale, a Fund sells a security that it does not own, in anticipation of a decline in the market value of the security.  To complete the sale, a Fund must borrow the security (generally from the broker through which the short sale is made) in order to make delivery to the buyer.  Each Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement.  Each Fund is said to have a “short position” in the securities sold until it delivers them to the broker.  The period during which a Fund has a short position can range from one day to more than a year.  Until the security is replaced, the proceeds of the short sale are retained by the broker, and a Fund is required to pay to the broker a negotiated portion of any dividends or interest that accrue during the period of the loan.  To meet current margin requirements, a Fund is also required to deposit with the broker additional cash or securities so that the total deposit with the broker is maintained daily at 150% of the current market value of the securities sold short (100% of the current market value if a security is held in the account that is convertible or exchangeable into the security sold short within 90 days without restriction other than the payment of money).

Short sales by a Fund create opportunities to increase a Fund’s return but, at the same time, involve specific risk considerations and may be considered a speculative technique.  Since each Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, a Fund’s net asset value per share will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales.  The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest a Fund may be required to pay in connection with the short sale.  Furthermore, under adverse market conditions a Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

Illiquid Securities

Each Fund may not invest more than 15% of the value of its net assets in illiquid securities, including restricted securities that are not deemed to be liquid by the Sub-Advisor.  The Advisor and the Sub-Advisors will monitor the amount of illiquid securities in a Fund’s portfolio, under the supervision of the Board, to ensure compliance with a Fund’s investment restrictions. In accordance with procedures approved by the Board, these securities may be valued using techniques other than market quotations, and the values established for these securities may be different than what would be produced through the use of another methodology or if they had been priced using market quotations. Illiquid securities and other portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that a Fund could sell a portfolio security for the value established for it at any time, and it is possible that a Fund would incur a loss because a portfolio security is sold at a discount to its established value.

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Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days.  Securities which have not been registered under the Securities Act are referred to as private placement or restricted securities and are purchased directly from the issuer or in the secondary market.  Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation.  Limitations on resale may have an adverse effect on the marketability of portfolio securities and a Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption within seven days.  A Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes.  Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment.  The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.  If such securities are subject to purchase by institutional buyers in accordance with Rule 144A promulgated by the Commission under the Securities Act, the Sub-Advisor, pursuant to procedures adopted by the Board, may determine that such securities are not illiquid securities notwithstanding their legal or contractual restrictions on resale.  In all other cases, however, securities subject to restrictions on resale will be deemed illiquid.

Exchange-Traded Funds

The Funds may invest in exchange-traded funds (“ETFs”), which are a type of index fund bought and sold on a securities exchange.  An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index.  A Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities.  The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs.  ETFs are also subject to other risks, including the risk that their prices may not correlate perfectly with changes in the underlying index and the risk of possible trading halts due to market conditions or other reasons that, in the view of the exchange upon which an ETF trades, would make trading in the ETF inadvisable.  An exchange-traded sector fund may also be adversely affected by the performance of that specific sector or group of industries on which it is based. Investments in ETFs are generally subject to limits in the 1940 Act on investments in other investment companies.

Merger Arbitrage (Alternative Strategies Fund)

The Alternative Strategies Fund may utilize merger arbitrage as an investment strategy.  Merger arbitrage is a highly specialized investment approach designed to profit from the successful completion of mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations.  The most common arbitrage activity, and the approach the Fund generally will use, involves purchasing the shares of an announced acquisition target company at a discount to their expected value upon completion of the acquisition.  The Sub-Advisors may sell securities short when the terms of a proposed acquisition call for the exchange of common stock and/or other securities.  In such a case, the common stock of the company to be acquired may be purchased and, at approximately the same time, an equivalent amount of the acquiring company’s common stock and/or other securities may be sold short.  The Fund generally engages in active and frequent trading of portfolio securities to achieve its principal investment strategies.

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Convertible Arbitrage (Alternative Strategies Fund)

The Alternative Strategies Fund may utilize convertible arbitrage as an investment strategy.  Convertible Arbitrage is a specialized strategy that seeks to profit from mispricings between a firm’s convertible securities and its underlying equity.  The most common convertible arbitrage approach matches a long position in the convertible security with a short position in the underlying common stock.  The Fund seeks to purchase convertible securities at discounts to their expected future values and sell short shares of the underlying common stock in order to mitigate equity market movements.  As stock prices rise and the convertible security becomes more equity sensitive, the Fund will sell short additional common shares in order to maintain the relationship between the convertible security and the underlying common stock.  As stock prices fall, the Fund will typically buy back a portion of shares which it had sold short.  Positions are typically designed to earn income from coupon or dividend payments, and from the short sale of common stock.

Capital Structure Arbitrage (Alternative Strategies Fund)

The Alternative Strategies Fund may utilize capital structure arbitrage as an investment strategy.  This strategy attempts to take advantage of relative pricing discrepancies between related debt and/or equity securities.  For example, the Fund may purchase a senior secured security of an issuer and sell short an unsecured security of the same issuer.  In this example the trade would be profitable if credit quality spreads widened or if the issuer went bankrupt and the recovery rate for the senior debt was higher.  Another example might involve the Fund purchasing one class of common stock while selling short a different class of common stock of the same issuer.  It is expected that, over time, the relative mispricing of the securities will disappear, at which point the position will be liquidated.

Initial Public Offerings

The Funds may purchase securities of companies in initial public offerings (“IPOs”).  By definition, IPOs have not traded publicly until the time of their offerings.  Special risks associated with IPOs may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the company, and limited operating history, all of which may contribute to price volatility.  Many IPOs are issued by undercapitalized companies of small or micro cap size.  The effect of IPOs on a Fund's performance depends on a variety of factors, including the number of IPOs the Fund invests in relative to the size of the Fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value.  As a Fund's asset base increases, IPOs often have a diminished effect on such Fund's performance.

Risks of Investing in Small Companies

Each Fund may, and the Smaller Companies Fund will, invest in securities of small companies.  Additional risks of such investments include the markets on which such securities are frequently traded.  In many instances the securities of smaller companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies.  Therefore, the securities of smaller companies may be subject to greater and more abrupt price fluctuations.  When making large sales, a Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time due to the trading volume of smaller company securities.  Investors should be aware that, based on the foregoing factors, an investment in the Funds may be subject to greater price fluctuations than an investment in a fund that invests exclusively in larger, more established companies.  A Sub-Advisor’s research efforts may also play a greater role in selecting securities for a Fund than in a fund that invests in larger, more established companies.

Investment Restrictions

The Trust (on behalf of each Fund) has adopted the following restrictions as fundamental policies, which may not be changed without the favorable vote of the holders of a “majority of the outstanding voting securities,” as defined in the 1940 Act, of a Fund.  Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of a Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of a Fund.

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As a matter of fundamental policy, each Fund is diversified; i.e., as to 75% of the value of its total assets: (i) no more than 5% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities); and (ii) a Fund may not purchase more than 10% of the outstanding voting securities of an issuer.  Each Fund’s investment objective is also fundamental.

The following fundamental investment restrictions pertain to the Equity Fund, International Fund, and Smaller Companies Fund.

Each Fund may not:

1. Issue senior securities, borrow money or pledge its assets, except that (i) a Fund may borrow on an unsecured basis from banks for temporary or emergency purposes or for the clearance of transactions in amounts not exceeding 20% of its total assets (not including the amount borrowed), provided that it will not make investments while borrowings in excess of 5% of the value of its total assets are outstanding; and (ii) this restriction shall not prohibit a Fund from engaging in options, futures and foreign currency transactions or short sales.

2. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of transactions.

3. Act as underwriter (except to the extent a Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio).

4. Invest 25% or more of its total assets, calculated at the time of purchase and taken at market value, in any one industry (other than U.S. Government securities).

5. Purchase or sell real estate or interests in real estate or real estate limited partnerships (although a Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate).

6. Purchase or sell commodities or commodity futures contracts, except that a Fund may purchase and sell stock index futures contracts and currency and financial futures contracts and related options in accordance with any rules of the CFTC.

7. Invest in oil and gas limited partnerships or oil, gas or mineral leases.

8. Make loans of money (except for purchases of debt securities consistent with the investment policies of a Fund and except for repurchase agreements).

9. Make investments for the purpose of exercising control or management.

Each of the Equity Fund, International Fund, and Smaller Companies Fund observes the following non-fundamental restrictions, which may be changed by a vote of the Board at any time:

Each Fund may not:

1. Invest in the securities of other investment companies or purchase any other investment company’s voting securities or make any other investment in other investment companies except to the extent permitted by federal law.  (Generally, the 1940 Act prohibits a Fund from investing more than 5% of the value of its total assets in any one investment company or more than 10% of the value of its total assets in investment companies as a group, and also restricts its investment in any investment company to 3% of the voting securities of such investment company.  There are some exceptions, however, to these limitations pursuant to various rules promulgated by the SEC.)

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2. Invest more than 15% of its net assets in securities that are restricted as to disposition or otherwise are illiquid or have no readily available market (except for securities that are determined by the Sub-Advisor, pursuant to procedures adopted by the Board, to be liquid).

The following fundamental investment restrictions pertain to the Alternative Strategies Fund.

The Alternative Strategies Fund may not:

1.	Issue senior securities, except as otherwise permitted by its fundamental policy on borrowing.

2.
Borrow money, except that it may (a) borrow from banks (as defined in the 1940 Act) in amounts up to 33-1/3% of its total assets (including the amount borrowed), (b) borrow amounts equal to an additional 5% of its total assets for temporary purposes, (c) engage in transactions in mortgage dollar rolls and reverse repurchase agreements, make leveraged investments, and engage in other transactions that may entail the use of leverage, where, if necessary to comply with Section 18(f) of the 1940 Act, the Fund sets aside in a segregated account, and marks to market daily, liquid securities, such as cash, U.S. government securities, or high-grade debt obligations, equal to the Fund’s potential obligation or economic exposure under these transactions and instruments.

3.	Purchase securities on margin, except such short-term credits as may be necessary for the clearance of transactions.

4.	Act as underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio).

5.	Invest 25% or more of its total assets, calculated at the time of purchase and taken at market value, in any one industry (other than U.S. Government securities).

6.
Purchase or sell real estate or interests in real estate, except that (i) the Fund may purchase securities backed by real estate or interests therein, or issued by companies, including real estate investment trusts, which invest in real estate or interests therein; and (ii) the Fund may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein. (For purposes of this restriction, investments by a Fund in mortgage-backed securities and other securities representing interests in mortgage pools shall not constitute the purchase or sale of real estate or interests in real estate or real estate mortgage loans).

7.
Purchase or sell commodities or commodity futures contracts, except that the Fund may purchase and sell stock index futures contracts and currency and financial futures contracts and related options in accordance with any rules of the CFTC.

8.	Make loans of money (except for purchases of debt securities consistent with the investment policies of the Fund and except for repurchase agreements).

9.	Make investments for the purpose of exercising control or management.

The Alternative Strategies Fund observes the following non-fundamental restrictions, which may be changed by a vote of the Board at any time:

The Alternative Strategies Fund may not:

1.
Invest in the securities of other investment companies or purchase any other investment company’s voting securities or make any other investment in other investment companies except to the extent permitted by federal law.  (Generally, the 1940 Act prohibits the Fund from investing more than 5% of the value of its total assets in any one investment company or more than 10% of the value of its total assets in investment companies as a group, and also restricts its investment in any investment company to 3% of the voting securities of such investment company.  There are some exceptions, however, to these limitations pursuant to various rules promulgated by the SEC.)

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2.
Invest more than 15% of its net assets in securities that are restricted as to disposition or otherwise are illiquid or have no readily available market (except for securities that are determined by a Sub-Advisor, pursuant to procedures adopted by the Board, to be liquid).

BOARD OF TRUSTEES

The overall management of the business and affairs of the Trust is vested with its Board, which is responsible for protecting the interests of shareholders.  The Trustees are experienced executives who meet throughout the year to oversee the activities of the Funds, review the compensation arrangements between the Advisor and the Sub-Advisors, review contractual arrangements with companies that provide services to the Funds, including the Advisor, Sub-Advisors, and the Funds’ administrator, custodian and transfer agent, and review the Funds’ performance.  The day-to-day operations of the Trust are delegated to its officers, subject to a Fund’s investment objectives and policies and to general supervision by the Board.  A majority of the Trustees are not otherwise affiliated with the Advisor or any of the Sub-Advisors.

Independent Trustees*

Name, Address and Year Born	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Julie Allecta 4 Orinda Way, Suite 200D Orinda, CA 94563 (born 1947)	Independent Trustee	Open-ended term; served since June 2013	Retired Partner, Paul Hastings, Janofsky & Walker LLP (1999 to 2009); Vice President and Director, WildCare Bay Area (since 2007); Vice President and Director, Audubon Canyon Ranch, Inc. (since 2009).	4	Forward Funds (34 funds)
Frederick August Eigenbrod, Jr., Ph.D. 4 Orinda Way, Suite 200D Orinda, CA 94563 (born 1941)	Independent Trustee	Open-ended term; served since inception	Vice President, RoutSource Consulting Services (organizational planning and development) since 2002.	4	None
Harold M. Shefrin, Ph.D. 4 Orinda Way, Suite 200D Orinda, CA 94563 (born 1948)	Independent Trustee	Open-ended term; served since February 2005	Professor, Department of Finance, Santa Clara University since 1979.	4	SA Funds – Investment Trust

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Name, Address and Year Born	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Taylor M. Welz 4 Orinda Way, Suite 200D Orinda, CA 94563 (born 1959)	Independent Trustee	Open-ended term; served since inception	CPA/PFS, CFP; President, CCO & Sole Owner, Welz Financial Services, Inc.(investment advisory services and retirement planning), since 2007; and Partner and Chief Compliance Officer, Bowman & Company LLP (certified public accountants) from 1987 to 2007.	4	None
*	The term “Independent Trustees” used herein refers to those Trustees who are not “interested persons” of the Trust as defined under the 1940 Act.

Interested Trustees & Officers

Name, Address and Year Born	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation (s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee/Officer During Past Five Years
Kenneth E. Gregory* 4 Orinda Way, Suite 200D Orinda, CA 94563 (born 1957)	Trustee	Open-ended term; served since inception	President of the Advisor; Managing Member of Litman Gregory Asset Management, LLC (investment advisors) since 2000; President of Litman Gregory Research, Inc. (publishers) since 2000; Chief Strategist of Litman Gregory Asset Management, LLC from 2000 to 2011; and Officer of Litman Gregory Analytics, LLC (web based publisher of financial research) from 2000 to 2006.	4	None
Jeremy DeGroot* 4 Orinda Way, Suite 200D Orinda, CA 94563 (born 1963)	President and Trustee	Open-ended term; served since December 2008	Chief Investment Officer of Litman Gregory Asset Management, LLC since 2008; and Co-Chief Investment Officer of Litman Gregory Asset Management, LLC from 2003 to 2008.	4	None
Steven Savage 4 Orinda Way, Suite 200D Orinda, CA 94563 (born 1961)	Secretary	Open-ended term; served since 2014	Managing Partner, Litman Gregory Fund Advisors, LLC since 2010; Partner, Litman Gregory Fund Advisors, LLC, 2003-2010.	N/A	None

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Name, Address and Year Born	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
John Coughlan 4 Orinda Way, Suite 200D Orinda, CA 94563 (born 1956)	Treasurer and Chief Compliance Officer	Open-ended term; served as Treasurer since inception, and as Chief Compliance Officer since September 2004	Chief Operating Officer and Chief Compliance Officer of the Advisor since 2004.	N/A	None
*	Denotes Trustees who are “interested persons” of the Trust, as such term is defined under the 1940 Act, because of their relationship with the Advisor (the “Interested Trustees”).

Additional Information Concerning Our Board of Trustees

The Role of the Board

The Board oversees the management and operations of the Trust. Like most mutual funds, the day-to-day management and operation of the Trust is performed by various service providers to the Trust, such as the Advisor, the Sub-Advisors, and the Funds’ distributor, administrator, custodian, and transfer agent, each of which is discussed in greater detail in this SAI. The Board has appointed senior employees of certain of these service providers as officers of the Trust, with the responsibility to monitor and report to the Board on the Trust’s operations.  In conducting this oversight, the Board receives regular reports from these officers and service providers regarding the Trust’s operations. For example, investment officers report on the performance of the Funds. The Board has appointed a Chief Compliance Officer who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters. Some of these reports are provided as part of formal “Board Meetings,” which are typically held quarterly, in person, and involve the Board’s review of recent Trust operations. From time to time, one or more members of the Board may also meet with management in less formal settings, between formal “Board Meetings,” to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, portfolio pricing, operations or activities.

Board Structure, Leadership

The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. It has established three standing committees, an Audit Committee, a Nominating Committee and a Valuation Committee, which are discussed in greater detail under “Board of Trustees – Board Committees” below. Each of the Audit Committee and Nominating Committee are comprised entirely of Independent Trustees.  The Board does not currently have a designated lead Independent Trustee.  The Independent Trustees have engaged their own independent counsel to advise them on matters relating to their responsibilities in connection with the Trust. The Board reviews its leadership structure periodically as part of its annual self-assessment process and believes that its structure is appropriate to enable the Board to exercise its oversight of the Trust.

Presently, Mr. Gregory serves as the Chairman of the Board and President of the Advisor.  Mr. Gregory is an “interested person” of the Trust, as defined in the 1940 Act, by virtue of his employment relationship with the Advisor.  In developing the Board’s structure, the Board has determined that Mr. Gregory’s history with the Trust, familiarity with the Funds’ investment objectives and extensive experience in the field of investments qualifies him to serve as the Chairman of the Board. The Board has also determined that the function and composition of the Audit Committee and Nominating Committees are appropriate means to address any potential conflicts of interest that may arise from the Chairman’s status as an Interested Trustee.

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Board Oversight of Risk Management

As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel. Risk management is a broad concept comprised of many disparate elements (such as, for example, investment risk, issuer and counterparty risk, compliance risk, operational risk, valuation risk and business continuity risk).  Consequently, Board oversight of different types of risks is handled in different ways.  In the course of providing oversight, the Board and its committees receive reports on the Trust’s activities regarding the Trust’s investment portfolios and its financial accounting and reporting.  The Board also receives periodic reports as to how the Adviser conducts service provider oversight and how it monitors for other risks, such as derivatives risk, business continuity risks and risks that might be present with individual Sub-Advisors or specific investment strategies. The Audit Committee meets regularly with the Chief Compliance Officer to discuss compliance and operational risks. The Audit Committee’s meetings with the Treasurer and the Trust’s independent registered public accounting firm also contribute to its oversight of certain internal control risks. The full Board receives reports from the Adviser as to investment risks as well as other risks that may be also discussed in the Audit Committee.

The Trust believes that the Board’s role in risk oversight must be evaluated on a case-by-case basis and that its existing role in risk oversight is appropriate.  However, not all risks that may affect the Trust can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are beyond any control of the Trust, the Adviser or its affiliates or other service providers.

Information about Each Trustee’s Qualification, Experience, Attributes or Skills

The Board believes that each of the Trustees has the qualifications, experience, attributes and skills (“Trustee Attributes”) appropriate to their continued service as Trustees of the Trust in light of the Trust’s business and structure. Each of the Trustees has a demonstrated record of business and professional accomplishment that indicates that they have the ability to critically review, evaluate and assess information provided to them. Certain of these business and professional experiences are set forth in detail in the charts above. In addition, certain of the Trustees have served on boards for organizations other than the Trust, and each of the Trustees has served on the Board of the Trust for a number of years. They therefore have substantial boardroom experience and, in their service to the Trust, have gained substantial insight as to the operation of the Trust and have demonstrated a commitment to discharging oversight duties as Trustees in the interest of shareholders.

In addition to the information provided in the charts above, certain additional information concerning each particular Trustee and certain of their Trustee Attributes is provided below. The information provided below, and in the charts above, is not all-inclusive. Many Trustee Attributes involve intangible elements, such as intelligence, work ethic, and the ability to work together, to communicate effectively, to exercise judgment, to ask incisive questions, to manage people and problems, and to develop solutions. The Board annually conducts a self-assessment wherein the effectiveness of the Board and individual Trustees is reviewed.  In conducting its annual self-assessment, the Board has determined that the Trustees have the appropriate attributes and experience to continue to serve effectively as Trustees of the Trust.

The summaries set forth below as to the qualifications, attributes, and skills of the Trustees are furnished in response to disclosure requirements imposed by the SEC, do not constitute any representation or guarantee that the Board or any Trustee has any special expertise or experience, and do not impose any greater or additional responsibility or obligation on, or change any standard of care applicable to, any such person or the Board as a whole than otherwise would be the case.

Mr. Gregory’s Trustee Attributes include his position as President of the Advisor.  In this position, Mr. Gregory has intimate knowledge of the Trust and its operations, personnel and financial resources. His position of influence and responsibility at the Advisor, in addition to his knowledge of the Advisor, has been determined to be valuable to the Board in its oversight of the Trust.  In addition, Mr. Gregory co-founded Litman Gregory Asset Management, LLC (“LGAM”) and has served as its Chief Investment Officer and Chief Strategist.  Mr. Gregory also serves as co-portfolio manager of each series of the Trust.

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Mr. DeGroot’s Trustee Attributes include his position as Chief Investment Officer of LGAM.  In this position, Mr. DeGroot is responsible for overseeing Sub-Advisor due diligence, asset class research and tactical allocation decisions.  Mr. DeGroot also has prior experience as an economics consultant and economist.

Ms. Allecta’s Trustee Attributes include her significant professional experience in the legal field as counsel to various mutual funds and private funds.  Ms. Allecta also has mutual fund board experience, having served on the board of trustees of Forward Funds since 2012 and the advisory board of Forward Funds since 2010.

Mr. Eigenbrod’s Trustee Attributes include his significant business advisory experience serving on the Board of Directors for Right Management Consultants providing management and organizational development consulting service as an independent consultant and executive coach.  Mr. Eigenbrod also serves as a member of the board of a risk management consulting firm.

Mr. Shefrin’s Trustee Attributes include his distinguished academic career as a Professor at Santa Clara University, where he teaches finance and accounting.  Mr. Shefrin also has a number of years of mutual fund board experience, having served on the board of trustees of SA Funds - Investment Trust since 1999.

Mr. Welz’s Trustee Attributes include many years of financial reporting, auditing and investment advisory experience.  Mr. Welz is a Certified Public Accountant and also serves as the President, Chief Compliance Officer and Sole Owner of Welz Financial Services Inc., an investment advisory services and retirement planning firm.

Board Committees

The Board has three standing committees as described below:

Audit Committee
Members	Description	Committee Meetings During Fiscal Year Ended December 31, 2013
Frederick August Eigenbrod, Jr., Ph.D. Harold M. Shefrin, Ph.D. Taylor M. Welz	Responsible for advising the full Board with respect to accounting, auditing and financial matters affecting the Trust.	2

Nominating Committee
Members	Description	Committee Meetings During Fiscal Year Ended December 31, 2013
Frederick August Eigenbrod, Jr., Ph.D. Harold M. Shefrin, Ph.D. Taylor M. Welz	Responsible for seeking and reviewing candidates for consideration as nominees for Trustees as is considered necessary from time to time. There currently is no policy with respect to considering nominees recommended by shareholders.	4

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Valuation Committee
Members	Description	Committee Meetings During Fiscal Year Ended December 31, 2013
Taylor M. Welz Kenneth E. Gregory John Coughlan Jeremy DeGroot	Responsible for (1) monitoring the valuation of the Funds’ securities and other investments; and (2) as required by the Funds’ valuation procedures, determining the fair value of illiquid and other holdings after consideration of all relevant factors, which determinations are reported to the full Board for approval and ratification.	4

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Trustee Ownership of Fund Shares

As of December 31, 2013, the Trustees owned the following dollar range of shares of the Funds: (1)
Name of Trustee	Equity Fund	International Fund	Smaller Companies Fund	Alternative Strategies Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies (2)
Independent Trustees
Julie Allecta	A	A	A	A	A
Frederick August Eigenbrod, Jr.	C	B	A	E	E
Harold M. Shefrin	C	C	C	C	D
Taylor M. Welz	E	E	D	D	E
Interested Trustees
Kenneth E. Gregory	E	E	E	E	E
Jeremy DeGroot	D	E	D	E	E
(1)     Dollar Range of Equity Securities in the Fund:
A=None
B=$1-$10,000
C=$10,001-$50,000
D=$50,001-$100,000
E= Over $100,000

(2)	As of December 31, 2013, the Trustees each oversaw four registered investment companies in the fund complex.

Trustee Interest in Investment Advisor, Distributor or Affiliates

As of December 31, 2013, the Independent Trustees, and their respective immediate family members, did not own any securities beneficially or of record in the Advisor, the Sub-Advisors, U.S. Bancorp, the parent company of Quasar Distributors LLC (the “Distributor”), or any of their respective affiliates.  Further, the Independent Trustees and their respective immediate family members did not have a direct or indirect interest, the value of which exceeds $120,000, in the Advisor, the Sub-Advisors, the Distributor, or any of their respective affiliates during the two most recently completed calendar years.

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Compensation

For the year ended December 31, 2013, each Independent Trustee received an annual fee of $90,000, allocated $9,000 per Fund with the remaining balance pro-rated quarterly based on each Fund’s assets, plus expenses incurred by the Trustees in connection with attendance at meetings of the Board and its committees.

As of March 31, 2014, to the best of the knowledge of the Trust, the Board and the officers of the Funds, as a group, owned of record less than 1% of the outstanding shares of the Equity Fund, the International Fund, the Smaller Companies Fund, and the Alternative Strategies Fund.

The table below illustrates the annual compensation paid to each Trustee of the Trust during the fiscal year ended December 31, 2013:

Name of Person, Position	Aggregate Compensation from Equity Fund	Aggregate Compensation from International Fund	Aggregate Compensation from Smaller Companies Fund	Aggregate Compensation from Alternative Strategies Fund**	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust Paid to Trustees
Independent Trustees
Frederick A. Eigenbrod, Jr., Trustee	$13,833	$31,976	$10,162	$13,704	None	None	$90,000
Harold M. Shefrin, Trustee	$13,833	$31,976	$10,162	$13,704	None	None	$90,000
Taylor M. Welz, Trustee	$13,833	$31,976	$10,162	$13,704	None	None	$90,000
Interested Trustees
Jeremy DeGroot, President and Trustee*	None	None	None	None	None	None	None
Kenneth E. Gregory, Trustee*	None	None	None	None	None	None	None
*	As of December 31, 2013, DeGroot and Gregory were Interested Trustees because of their relationship with the Advisor and accordingly served on the Board without compensation.

Control Persons and Principal Shareholders

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of any class of any of the Funds.  A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a Fund or acknowledges the existence of such control.  A control person can have a significant impact on the outcome of a shareholder vote.  As of March 31, 2014, the shareholders indicated below were considered to be either a control person or principal shareholder of the Funds.

Litman Gregory Masters Equity Fund – Institutional Class
Name and Address	Shares	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104-4151	[ ]	[ ]%	Record
National Financial Services, Corp. 200 Liberty Street New York, NY 10281-5503	[ ]	[ ]%	Record

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Litman Gregory Masters Equity Fund – Investor Class
Name and Address	Shares	% Ownership	Type of Ownership
National Financial Services, Corp. 200 Liberty Street New York, NY 10281-5503	[ ]	[ ]%	Record
TD Ameritrade, Inc. P.O. Box 226 Omaha, NE 68103-2226	[ ]	[ ]%	Record

Litman Gregory Masters International Fund – Institutional Class
Name and Address	Shares	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104-4151	[ ]	[ ]%	Record
National Financial Services, Corp. 200 Liberty Street New York, NY 10281-5503	[ ]	[ ]%	Record
Mac & Co. P.O. Box 3198 Pittsburgh, PA 15230-3198	[ ]	[ ]%	Record

Litman Gregory Masters International Fund – Investor Class
Name and Address	Shares	% Ownership	Type of Ownership
National Financial Services, Corp. 200 Liberty Street New York, NY 10281-5503	[ ]	[ ]%	Record

Litman Gregory Masters Smaller Companies Fund – Institutional Class
Name and Address	Shares	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104-4151	[ ]	[ ]%	Record
National Financial Services, Corp. 200 Liberty Street New York, NY 10281-5503	[ ]	[ ]%	Record

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Litman Gregory Masters Alternative Strategies Fund – Institutional Class
Name and Address	Shares	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104-4151	[ ]	[ ]%	Record
National Financial Services, Corp. 200 Liberty Street New York, NY 10281-5503	[ ]	[ ]%	Record

Litman Gregory Masters Alternative Strategies Fund – Investor Class
Name and Address	Shares	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104-4151	[ ]	[ ]%	Record
National Financial Services, Corp. 200 Liberty Street New York, NY 10281-5503	[ ]	[ ]%	Record
TD Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103-2226	[ ]	[ ]%	Record

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

The Board has adopted policies to ensure that any disclosure of information about the Funds’ portfolio holdings is in the best interest of Fund shareholders; and to make clear that information about the Funds’ portfolio holdings should not be distributed to any person unless:

•	The disclosure is required to respond to a regulatory request, court order or other legal proceedings;
•	The disclosure is to a mutual fund rating or statistical agency or person performing similar functions who has signed a confidentiality agreement with the Trust;
•	The disclosure is made to internal parties involved in the investment process, administration or custody of the Funds, including but not limited to the Advisor, the Sub-Advisors and the Board;
•
The disclosure is (a) in connection with a quarterly, semi-annual or annual report that is available to the public or (b) relates to information that is otherwise available to the public (e.g., portfolio information that is available on a Fund’s website); or

•	The disclosure is made pursuant to prior written approval of the Chief Compliance Officer of the Advisor or the Funds, or the President of the Trust.

The Funds make their portfolio holdings publicly available on the Funds’ website 15 days after the end of each calendar quarter.

The Funds do not have any individualized ongoing arrangements to make available information about the Funds’ portfolio securities to any person other than the disclosures made, as described above, to internal parties involved in the Funds’ investment process, administration or custody of the Funds.  To the extent required to perform services for the Funds or the Advisor, the Funds’ or the Advisor’s legal counsel or the Funds’ auditors may obtain portfolio holdings information.  Such information is provided subject to confidentiality requirements.

THE ADVISOR AND THE SUB-ADVISORS

Subject to the supervision of the Board, investment management and related services are provided by the Advisor to each of the Funds, pursuant to an investment advisory agreement (the “Advisory Agreement”).  In addition, the assets of each Fund are divided into segments by the Advisor, and individual selection of securities in each segment is provided by a Sub-Advisor approved by the Board pursuant, in each case, to an investment sub-advisory agreement (each, a “Management Agreement”).  Under the Advisory Agreement, the Advisor has agreed to (i) furnish each Fund with advice and recommendations with respect to the selection and continued employment of Sub-Advisors to manage the actual investment of each Fund’s assets; (ii) direct the allocation of each Fund’s assets among such Sub-Advisors; (iii) oversee the investments made by such Sub-Advisors on behalf of each Fund, subject to the ultimate supervision and direction of the Board; (iv) oversee the actions of the Sub-Advisors with respect to voting proxies for each Fund, filing Section 13 ownership reports with the SEC for each Fund, and taking other actions on behalf of each Fund; (v) maintain the books and records required to be maintained by each Fund except to the extent arrangements have been made for such books and records to be maintained by the administrator, another agent of each Fund or a Sub-Advisor; (vi) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of each Fund’s assets that each Fund’s administrator or distributor or the officers of the Trust may reasonably request; and (vii) render to the Board such periodic and special reports with respect to each Fund’s investment activities as the Board may reasonably request, including at least one in-person appearance annually before the Board.

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The Advisor has agreed, at its own expense, to maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under the Advisory Agreement.  Personnel of the Advisor may serve as officers of the Trust provided they do so without compensation from the Trust.  Without limiting the generality of the foregoing, the staff and personnel of the Advisor shall be deemed to include persons employed or retained by the Advisor to furnish statistical information, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Advisor or the Board may desire and reasonably request.  With respect to the operation of each Fund, the Advisor has agreed to be responsible for (i) providing the personnel, office space and equipment reasonably necessary for the operation of the Trust and each Fund including the provision of persons qualified to serve as officers of the Trust; (ii) compensating the Sub-Advisors selected to invest the assets of each Fund; (iii) the expenses of printing and distributing extra copies of each Fund’s prospectus, statement of additional information, and sales and advertising materials (but not the legal, auditing or accounting fees incurred thereto) to prospective investors (but not to existing shareholders); and (iv) the costs of any special Board meetings or shareholder meetings convened for the primary benefit of the Advisor or any Sub-Advisor.

Under each Management Agreement, each Sub-Advisor agrees to invest its allocated portion of the assets of each Fund in accordance with the investment objectives, policies and restrictions of each Fund as set forth in the Trust’s and each Fund’s governing documents, including, without limitation, the Trust’s Agreement and Declaration of Trust and By-Laws; each Fund’s prospectus, statement of additional information, and undertakings; and such other limitations, policies and procedures as the Advisor or the Trustees of the Trust may impose from time to time in writing to the Sub-Advisor.  In providing such services, each Sub-Advisor shall at all times adhere to the provisions and restrictions contained in the federal securities laws, applicable state securities laws, the Code, and other applicable law.

Without limiting the generality of the foregoing, each Sub-Advisor has agreed to (i) furnish each Fund with advice and recommendations with respect to the investment of the Sub-Advisor’s allocated portion of each Fund’s assets; (ii) effect the purchase and sale of portfolio securities for the Sub-Advisor’s allocated portion or determine that a portion of such allocated portion will remain uninvested; (iii) manage and oversee the investments of the Sub-Advisor’s allocated portion, subject to the ultimate supervision and direction of the Board; (iv) vote proxies and take other actions with respect to the securities in the Sub-Advisor’s allocated portion; (v) maintain the books and records required to be maintained with respect to the securities in the Sub-Advisor’s allocated portion; (vi) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of each Fund’s assets which the Advisor, Trustees or the officers of the Trust may reasonably request; and (vii) render to the Board such periodic and special reports with respect to Sub-Advisor’s allocated portion as the Board may reasonably request.

As compensation for the Advisor’s services (including payment of the Sub-Advisors’ fees), each Fund pays the Advisor an advisory fee at the rate specified in the prospectus.  In addition to the fees payable to the Advisor and the Funds’ administrator, the Trust is responsible for its operating expenses, including: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of each Fund including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the 1940 Act; taxes, if any; a pro rata portion of expenditures in connection with meetings of each Fund’s shareholders and the Board that are properly payable by each Fund; salaries and expenses of officers and fees and expenses of members of the Board or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Advisor; insurance premiums on property or personnel of each Fund that inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of each Fund or other communications for distribution to existing shareholders; legal, auditing and accounting fees; trade association dues; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under federal and applicable state and foreign securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of each Fund, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as otherwise prescribed in the Advisory Agreement.

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Pursuant to a Restated Contractual Advisory Fee Waiver Agreement effective as of January 1, 2006, for one year and renewable annually for additional one-year terms thereafter (the “Fee Waiver Agreement”), the Advisor has agreed to waive a portion of its advisory fees on certain Funds to reflect reductions in the Sub-Advisors’ fees.  Reductions in Sub-Advisors’ fees can occur due to changes in Sub-Advisors, the negotiation of different Sub-Advisor fee schedules, the reallocation of assets among Sub-Advisors or for other reasons.  The Board may terminate the Fee Waiver Agreement upon 60 days’ notice to the Advisor, and the Advisor has reserved the right to decline renewal by written notice to the Trust at least 30 days before the Fee Waiver Agreement’s annual expiration date.  The current term of the Fee Waiver Agreement expires on April 30, 2014.  The Advisor’s intent in making such waivers is to pass through to the shareholders the benefits of reductions in the fees the Advisor is required to pay to the Sub-Advisors.  The Advisor has agreed to waive its right to recoupment of any fees waived pursuant to the Fee Waiver Agreement.

The Advisor has also agreed to reduce its fees or reimburse each Fund for certain expenses, in order to limit the expense ratio of each Fund.  In contrast to the fees waived pursuant to the Fee Waiver Agreement discussed above, these reductions (collectively, “subsidies”) are voluntary and not contractual and may be subject to reimbursement by the applicable Fund within the following three fiscal years at the Advisor’s request, provided the Fund is able to effect such reimbursement and remain in compliance with any agreed-upon expense limitations for that year.  Any such reimbursements are subject to the approval by the Board at the time of reimbursement.  The Advisor may not request or receive reimbursement for the subsidies before payment of the applicable Fund’s operating expenses for the then-current fiscal year.

LGAM owns 100% of the Advisor, Litman Gregory and certain other senior employees of LGAM own approximately 85% of LGAM, the remaining of which is owned by a private equity firm.

Under the Advisory Agreement and each Management Agreement, the Advisor and the Sub-Advisors will not be liable to the Trust for any error of judgment by the Advisor or the Sub-Advisors or any loss sustained by the Trust except in the case of a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages will be limited as provided in the 1940 Act) or of willful misfeasance, bad faith or gross negligence by reason of reckless disregard of its obligations and duties under the applicable agreement.

The Advisory Agreement and the Management Agreements remain in effect for an initial period not to exceed two years.  Thereafter, if not terminated, the Advisory Agreement and each Management Agreement will continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually (i) by a majority vote of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of a Fund.

Table of Contents - Statement of Additional Information

The Advisory Agreement and Management Agreements are terminable by vote of the Board or by the holders of a majority of the outstanding voting securities of a Fund at any time without penalty, upon 60 days’ written notice to the Advisor or a Sub-Advisor, as applicable.  The Advisory Agreement and the Management Agreements also may be terminated by the Advisor or a Sub-Advisor, as applicable, upon 60 days’ written notice to the applicable Fund.  The Advisory Agreement and the Management Agreements terminate automatically upon their assignment (as defined in the 1940 Act).

In determining whether to renew the Advisory Agreement and the Management Agreements each year, the Board requests and evaluates information provided by the Advisor and the Sub-Advisors, in accordance with Section 15(c) of the 1940 Act.  At the Board meetings held on November 2, 2012 and on December 10, 2012, the Board considered a number of factors including the nature and quality of the services provided to the Funds by the Advisor and the Sub-Advisors, the fees and expenses borne by the Funds, and the profitability of the relationship for the Advisor, in reviewing and recommending the approval of the Advisory Agreement for an initial term ending December 31, 2014, and the Management Agreements for an initial term ending December 31, 2013. The shareholders of each Fund approved the Advisory Agreement at a Special Meeting of Shareholders held on March 15, 2013.  At a Board meeting held on December 4, 2013, the Board approved the continuance of the Management Agreements until December 31, 2014.  The factors considered by the Board are discussed in more detail in the Funds’ 2013 Annual Report.

Advisory fees net of waivers each of the Funds paid to the Advisor and the amounts waived by the Advisor for the last three fiscal years are specified below.  Additional investment advisory fees payable under the Advisory Agreement may have, instead, been reduced by the Advisor and in some circumstances may be subject to reimbursement by the respective Fund, as discussed previously.

Year	Equity Fund	International Fund	Smaller Companies Fund	Alternative Strategies Fund*
2013
2012	$3,259,039	$13,147,165	$816,433	$3,408,861
2011	$3,657,450	$15,627,302	$894,755	$245,055
*   The Alternative Strategies Fund commenced operations on September 30, 2011.

Year	Equity Fund	International Fund	Smaller Companies Fund	Alternative Strategies Fund*
2013
2012	$50,773	$2,199,368	$5,525	$834,430
2011	$64,137	$2,540,663	$3,443	$126,055
*   The Alternative Strategies Fund commenced operations on September 30, 2011.

ADDITIONAL PORTFOLIO MANAGER INFORMATION

The following section provides information regarding each portfolio manager’s compensation, other accounts managed, material conflicts of interests, and any ownership of securities in the Funds for which they sub-advise. Each portfolio manager or team member is referred to as a portfolio manager below.  The portfolio managers are shown together in this section only for ease in presenting the information and should not be viewed for purposes of comparing the portfolio managers or their firms against one another.  Each firm is a separate entity that may employ different compensation structures and may have different management requirements, and each portfolio manager may be affected by different conflicts of interest.

Other Accounts Managed by Portfolio Managers

The table below identifies, for each portfolio manager of each Fund, the number of accounts managed (excluding the Funds) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.  To the extent that any of these accounts are based on account performance, this information is reflected in separate tables below.  Information in all tab les is shown as of the Funds’ fiscal year-end, December 31, 2013.  Asset amounts are approximate and have been rounded.

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Fund and Portfolio Manager (Firm)	Registered Investment Companies (excluding the Funds)		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
All Funds
Jeremy DeGroot (Litman Gregory)	0	$0	0	$0	0	$0
Equity Fund
Christopher Davis (Davis Advisors)	19	$14.3 billion	11	$470 million	74	$2.4 billion
Patrick J. English (FMI)	7	$8.0 billion	6	$822 million	994	$6.5 billion
Andy P. Ramer (FMI)	7	$8.0 billion	6	$822 million	994	$6.5 billion
Clyde McGregor (Harris)	2	$20.8 billion	6	$2.1 billion	97	$3.5 billion
Scott Moore (Nuance)	2	$226 million	0	$0	518	$281 million
Frank Sands, Jr. (Sands Capital)	8	$7.6 billion	24	$3.5 billion	722	$15.8 billion
A. Michael Sramek (Sands Capital)	8	$7.6 billion	24	$3.5 billion	722	$15.8 billion
Richard Weiss (WellsCap)	0	$0	0	$0	3	$24 million
International Fund
Bill Fries (Thornburg)	16	$32.1 billion	12	$5.3 billion	45	$9.5 billion
W. Vinson Walden (Thornburg)	3	$704 million	5	$708 million	4	$819 million
James Gendelman (Marsico)	15	$2.3 billion	0	$0	7	$397 million
David Herro (Harris)	9	$17.6 billion	14	$3.3 billion	27	$6 billion
Amit Wadhwaney (Third Avenue)	1	$1.2 billion	4	$364 million	3	$402 million
Howard Appleby (Northern Cross)	7	$39.9 billion	1	$96.7 million	14	$3.5 billion
Jean-Francois Ducrest (Northern Cross)	7	$39.9 billion	1	$96.7 million	14	$3.5 billion
James LaTorre (Northern Cross)	7	$39.9 billion	1	$96.7 million	14	$3.5 billion
Edward E. Wendell, Jr. (Northern Cross)	7	$39.9 billion	1	$96.7 million	14	$3.5 billion
Mark Little (Lazard)	0	$0	1	$3 million	46	$4 billion
Jean-Marc Berteaux (Wellington Management)	2	$60 million	3	$16.7 million	2	$232.7 million
Smaller Companies Fund
Dennis Bryan (First Pacific)	1	$1.2 billion	2	$595 million	11	$1.6 billion
Frank Sustersic (Turner)	6	$431 million	2	$9 million	2	$127 million
Richard Weiss (WellsCap)	0	$0	0	$0	3	$24 million
Jeff Bronchick (Cove Street)	1	$37.8 million	0	$0	115	$383.6 million
Alternative Strategies Fund
Jeffrey Gundlach (DoubleLine Capital)	11	$43 billion	9	$4.7 billion	36	$3.6 billion
Steven Romick (First Pacific)	1	$9.9 billion	5	$971 million	8	$257 million
Brian Selmo (First Pacific)	0	$0	1	$22 million	0	$0
Mark Landecker (First Pacific)	0	0	1	$176 million	0	$0
Matt Eagan (Loomis Sayles)	15	$54 billion	18	$7.5 billion	178	$22.7 billion
Kevin Kearns (Loomis Sayles)	6	$926 million	8	$2.6 billion	42	$6.5 billion
Todd Vandam (Loomis Sayles)	3	$852 million	2	$560 million	15	$87 million
John Orrico (Water Island Capital)	5	$3.3 billion	1	$8 million	0	$0
Todd Munn (Water Island Capital)	5	$3.3 billion	1	$8 million	0	$0
Roger Foltynowicz (Water Island Capital)	5	$3.3 billion	1	$8 million	0	$0
Gregg Loprete (Water Island Capital)	2	$55 million	1	$8 million	0	$0

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The following table reflects information regarding accounts for which the portfolio manager has day-to-day management responsibilities and with respect to which the advisory fee is based on account performance. The Funds’ portfolio managers not listed below reported that they do not provide day-to-day management of accounts with performance-based advisory fees.  Information is shown as of the Funds’ fiscal year-end, December 31, 2013. Asset amounts are approximate and have been rounded.

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Other Accounts That Pay Performance-Based Advisory Fees Managed by Portfolio Managers

Fund and Portfolio Manager (Firm)	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Equity Fund
Patrick J. English (FMI)	0	$0	0	$0	0	$0
Andy P. Ramer (FMI)	0	$0	0	$0	0	$0
Scott Moore (Nuance)	0	$0	0	$0	0	$0
Frank Sands, Jr. (Sands Capital)	1	$3.5 billion	0	$0	9	$2.2 billion
A. Michael Sramek (Sands Capital)	1	$3.5 billion	0	$0	9	$2.2 billion
International Fund
Bill Fries (Thornburg)	0	$0	0	$0	1	$93 million
Amit Wadhwaney (Third Avenue)	0	$0	2	$186 million	0	$0
W. Vinson Walden (Thornburg)	0	$0	2	$609 million	0	$0
Smaller Companies Fund
Dennis Bryan (First Pacific)	0	$0	2	$596 million	0	$0
Frank Sustersic (Turner)	0	$0	2	$9 million	0	$0
Alternative Strategies Fund
Jeffrey Gundlach (DoubleLine Capital)	0	$0	2	$3.5 billion	0	$0
Steven Romick (First Pacific)	0	$0	5	$971 million	0	$0
Brian Selmo (First Pacific)	0	$0	1	$22 million	0	$0
Mark Landecker (First Pacific)	0	$0	1	$176 million	0	$0
Matt Eagan (Loomis Sayles)	0	$0	2	$931 million	3	$633 million
Kevin Kearns (Loomis Sayles)	0	$0	2	$931 million	1	$256 million
Todd Vandam (Loomis Sayles)	0	$0	0	$0	0	$0
John Orrico (Water Island Capital)	0	$0	0	$0	0	$0
Todd Munn (Water Island Capital)	0	$0	0	$0	0	$0
Roger Foltynowicz) (Water Island Capital)	0	$0	0	$0	0	$0
Gregg Loprete (Water Island Capital)	0	$0	0	$0	0	$0

Material Conflicts of Interest

Actual or apparent material conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one investment account or in other circumstances.  Portfolio managers of each of the following Sub-Advisors who manage other investment accounts in addition to one or more of the Funds may be presented with the potential conflicts described below.

COVE STREET CAPITAL MANAGEMENT (“Cove Street”)
Sub-Advisor to the Smaller Companies Fund

Cove Street’s management of “other accounts” may give rise to potential conflicts of interest in connection with the management of the Smaller Companies Fund’s investments, on the one hand, and the investments of the other accounts on the other.  The other accounts may have the same investment objective as the Smaller Companies Fund.  Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby Cove Street could favor one account over another. Another potential conflict could include Cove Street’s knowledge about the size, timing and possible market impact of Fund trades, whereby Cove Street could use this information to the advantage of other accounts and to the disadvantage of the Smaller Companies Fund.  However, Cove Street has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

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Employees of Cove Street may own securities that are also owned by clients of Cove Street.  As such, Cove Street has adopted a code of ethics to address these rules on personal trading and insider trading.

DAVIS SELECTED ADVISERS, L.P. (“Davis Advisors”)
Sub-Advisor to the Equity Fund

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one portfolio or other account.  More specifically, portfolio managers who manage multiple portfolios and/or other accounts are presented with the following potential conflicts: the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account.  Davis Advisors seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline.  Most other accounts managed by a portfolio manager are managed using the same investment weightings that are used in connection with the management of the portfolios.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one portfolio or other account, a portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and other accounts.  To deal with these situations, Davis Advisors has adopted procedures for allocating portfolio transactions across multiple accounts.

With respect to securities transactions for the portfolios, Davis Advisors determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction.  However, with respect to certain other accounts (such as mutual funds, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Davis Advisors may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker.  In these cases, Davis Advisors may place separate, non-simultaneous, transactions for a portfolio and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the portfolio or the other account.

Finally, substantial investment of assets of Davis Advisors or of the Davis family members in certain mutual funds may lead to conflicts of interest.  To mitigate these potential conflicts of interest, Davis Advisors has adopted policies and procedures intended to ensure that all clients are treated fairly over time.  Davis Advisors does not receive an incentive-based fee on any account.

DOUBLELINE CAPITAL LP (“DoubleLine”)
Sub-Advisor to the Alternative Strategies Fund

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of the Alternative Strategies Fund on the one hand, and the management of other accounts, on the other.  Potential and actual conflicts of interest also may result because of DoubleLine’s other business activities.  Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Alternative Strategies Fund, be managed (benchmarked) against the same index the Alternative Strategies Fund tracks, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Alternative Strategies Fund.  The other accounts might also have different investment objectives or strategies than the Alternative Strategies Fund.

Knowledge and Timing of Fund Trades.  A potential conflict of interest may arise as a result of the portfolio manager’s management of the Alternative Strategies Fund.  Because of their positions with the Alternative Strategies Fund, the portfolio managers know the size, timing and possible market impact of the Alternative Strategies Fund’s trades.  It is theoretically possible that a portfolio manager could use this information to the advantage of other accounts under management, and also theoretically possible that actions could be taken (or not taken) to the detriment of the Alternative Strategies Fund.

Investment Opportunities.  A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines.  Often, an investment opportunity may be suitable for both the Alternative Strategies Fund and other accounts managed by the portfolio manager, but securities may not be available in sufficient quantities for both the Alternative Strategies Fund and the other accounts to participate fully.  Similarly, there may be limited opportunity to sell an investment held by the Alternative Strategies Fund and another account.  DoubleLine  has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

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Under DoubleLine’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines, DoubleLine’s investment outlook, cash availability and a series of other factors. DoubleLine has also adopted additional internal practices to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Alternative Strategies Fund and certain pooled investment vehicles, including investment opportunity allocation issues.

Conflicts potentially limiting the Alternative Strategies Fund’s investment opportunities may also arise when the Alternative Strategies Fund and other clients of DoubleLine invest in different parts of an issuer’s capital structure, such as when the Alternative Strategies Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer.  In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest.  In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other clients of DoubleLine or DoubleLine may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting the Alternative Strategies Fund’s investment opportunities.  Additionally, if DoubleLine acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager or other investment personnel may be restricted from purchasing securities or selling certain securities for the Alternative Strategies Fund or other clients.  When making investment decisions where a conflict of interest may arise, the Adviser will endeavor to act in a fair and equitable manner between the Alternative Strategies Fund and other clients; however, in certain instances the resolution of the conflict may result in DoubleLine acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of the Alternative Strategies Fund.

Performance Fees and Personal Investments.  A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance or in respect of which the portfolio manager may have made a significant personal investment.  Such circumstances may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Fund.  DoubleLine has adopted policies and procedures reasonably designed to allocate investment opportunities between the Fund and performance fee based accounts on a fair and equitable basis over time.

FMI
Sub-Advisor to the Equity Fund

The portfolio managers at Fiduciary Management, Inc. (“FMI”) are often responsible for managing other accounts.  FMI typically assigns accounts with similar investment strategies to the portfolio managers to mitigate the potentially conflicting investment strategies, the side-by-side management of the Equity Fund and other accounts may raise potential conflicts of interest due to the interest held by the portfolio managers (for example, cross trades between the Equity Fund and another account and allocation of aggregated trades). FMI has developed policies and procedures reasonably designed to mitigate those conflicts. In particular, FMI has adopted policies designed to ensure the fair allocation of securities purchased on an aggregated basis.

FIRST PACIFIC ADVISORS, LLC (“First Pacific”)
Sub-Advisor to the Smaller Companies Fund and the Alternative Strategies Fund

Although First Pacific manages other accounts that may have similar investment objectives or strategies, First Pacific believes that no material conflicts currently exist, and that any material conflicts of interest that may arise in connection with First Pacific’s management of the Smaller Companies Fund’s and Alternative Strategies Fund’s investments and the management of the investments of other accounts are addressed primarily through First Pacific’s allocation policies. Under these policies, First Pacific attempts to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for either of the Smaller Companies Fund and Alternative Strategies Fund and another advisory account.  In some cases, this procedure could have an adverse effect on the price or amount of securities available to the Smaller Companies Fund or Alternative Strategies Fund.  The main factors considered in such allocations are the respective investment objectives, the relative amount of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinion of the persons responsible for recommending the investments.

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HARRIS ASSOCIATES L.P. (“Harris”)
Sub-Advisor to the Equity Fund and the International Fund

Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Equity Fund, International Fund and the other accounts managed by the portfolio managers.  A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that have a different advisory fee arrangement (including any accounts that pay performance-based fees), accounts of affiliated companies, or accounts in which the portfolio manager has a personal investment.  With respect to the allocation of investment opportunities, Harris makes decisions to recommend, purchase, sell or hold securities for all of its client accounts, including the Equity Fund and International Fund, based on the specific investment objectives, guidelines, restrictions and circumstances of each account.  It is Harris’ policy to allocate investment opportunities to each account, including the Equity Fund and International Fund , over a period of time on a fair and equitable basis relative to its other accounts.  With respect to the allocation of aggregated orders, each account that participates in the aggregated order will participate at the average share price, and where the order has not been completely filled, each institutional account, including the Equity Fund and International Fund, will generally participate on a pro rata basis.

Harris has compliance policies and procedures in place that it believes are reasonably designed to mitigate these conflicts.  However, there is no guarantee that such procedures will detect each and every situation in which an actual or potential conflict may arise.

LAZARD
Sub-Advisor to the International Fund

Material Conflicts Related to Management of Similar Accounts. Although the potential for conflicts of interest exist when an investment adviser and portfolio managers manage other accounts that invest in securities in which a Portfolio may invest or that may pursue a strategy similar to one of the Portfolio’s component strategies (collectively, “Similar Accounts”), the Investment Manager has procedures in place that are designed to ensure that all accounts are treated fairly and that the Portfolio is not disadvantaged, including procedures regarding trade allocations and “conflicting trades” (e.g., long and short positions in the same security, as described below). In addition, each Portfolio, as a series of a registered investment company, is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.

Potential conflicts of interest may arise because of the Investment Manager’s management of a Portfolio and Similar Accounts, including the following:

1.
Conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as the Investment Manager may be perceived as causing accounts it manages to participate in an offering to increase the Investment Manager’s overall allocation of securities in that offering, or to increase the Investment Manager’s ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as the Investment Manager may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account. These potential allocation and trading conflicts are relevant primarily for all portfolio managers of the Portfolios focusing on small capitalization companies, whose shares tend to have more limited and volatile trading than those of companies with larger market capitalizations (Small-Mid Cap and International Small Cap Portfolios).

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2.
Portfolio managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the Portfolios, that they are managing on behalf of the Investment Manager. Although the Investment Manager does not track each individual portfolio manager’s time dedicated to each account, the Investment Manager periodically reviews each portfolio manager’s overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage a Portfolio. As illustrated in the table below, most of the portfolio managers of the Portfolios manage a significant number of Similar Accounts (10 or more) in addition to the Portfolio(s) managed by them.

3.
Generally, the Investment Manager and/or some or all of a Portfolio’s portfolio managers have investments in Similar Accounts. This could be viewed as creating a potential conflict of interest, since certain of the portfolio managers do not invest in the Portfolios.

LITMAN GREGORY
Advisor to the Funds

Litman Gregory has overall responsibility for assets under management and conducts oversight and evaluation of the Funds’ investment managers and other duties.  Litman Gregory generally does not make day-to-day decisions with respect to the purchase and sale of portfolio securities by the Funds.  Accordingly, no material conflicts of interest are expected to arise between the Funds and other accounts managed by Gregory and DeGroot. Litman Gregory has adopted compliance policies, including allocation policies and a code of ethics, which are intended to prevent or mitigate conflicts of interest, if any, that may arise.

LOOMIS SAYLES & COMPANY, LP (“Loomis Sayles”)
Sub-Advisor to the Alternative Strategies Fund

Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Alternative Strategies Fund and other accounts managed by the portfolio managers.  A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees, accounts of affiliated companies and accounts in which the portfolio manager has an interest. Such favorable treatment could lead to more favorable investment opportunities or allocations for some accounts. Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account’s availability of other comparable investment opportunities and Loomis Sayles’ desire to treat all accounts fairly and equitably over time.  Loomis Sayles maintains trade allocation and aggregation policies and procedures to address these potential conflicts.  Conflicts of interest also may arise to the extend a portfolio manager short sells a stock in one client account but holds that stock long in other accounts, including the Alternative Strategies Fund, or sells a stock for some accounts while buying the stock for others, and through the use of “soft dollar arrangements,” which are addressed in Loomis Sayles’ Brokerage Allocation Policies and Procedures.

MARSICO CAPITAL MANAGEMENT, LLC (“Marsico”)
Sub-Advisor to the International Fund

A portfolio manager may manage accounts for other clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions).  Portfolio managers of Marsico make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that account.  The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account.  Although Marsico does not track the time a portfolio manager spends on a single portfolio, it does assess whether a portfolio manager has adequate time and resources to effectively manage all of the accounts for which he or she is responsible.  Marsico seeks to manage competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline or complementary investment disciplines.  Accounts within a particular investment discipline may often be managed by using generally similar investment strategies, subject to factors including particular account restrictions and objectives, account opening dates, cash flows, and other considerations.  Even where multiple accounts are managed by the same portfolio manager within the same investment discipline, however, Marsico may take action with respect to one account that may differ from the timing or nature of action taken with respect to another account because of different client-specific objectives or restrictions or for other reasons such as different cash flows.  Accordingly, the performance of each account managed by a portfolio manager will vary.

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Potential conflicts of interest may also arise when allocating and/or aggregating trades.  Marsico often aggregates into a single trade order several individual contemporaneous client trade orders in a single security.  Under Marsico’s trade management policy and procedures, when trades are aggregated on behalf of more than one account, such transactions will be allocated to participating client accounts in a fair and equitable manner.  With respect to initial public offerings and other syndicated or limited offerings, it is Marsico’s policy to seek to ensure that over the long term, accounts with the same or similar investment objectives or strategies will receive an equitable opportunity to participate meaningfully in such offerings and will not be unfairly disadvantaged.  To deal with these situations, Marsico has adopted policies and procedures for allocating transactions across multiple accounts.  Marsico’s policies also seek to ensure that portfolio managers do not systematically allocate other types of trades in a manner that would be more beneficial to one account than another.  Marsico’s compliance department monitors transactions made on behalf of multiple clients to seek to ensure adherence to its policies.

Marsico has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that seek to minimize potential conflicts of interest that may arise because Marsico advises multiple accounts.  In addition, Marsico monitors a variety of areas, including compliance with account investment guidelines and/or restrictions and compliance with the policies and procedures of Marsico, including Marsico’s Code of Ethics.

NORTHERN CROSS, LLC (“Northern Cross”)
Sub-Advisor to the International Fund

Northern Cross is an international equity manager that manages other client portfolios with positions similar to those in the portfolio that Northern Cross manages for the International Fund.  Positions are bought and sold for all clients based on their investment criteria and Northern Cross's investment style.  Northern Cross manages any potential material conflicts of interest by conforming with those criteria and through its allocation policies.

NUANCE INVESTMENTS, LLC (“Nuance”)
Sub-Advisor to the Equity Fund

Nuance’s management of other accounts may give rise to potential conflicts of interest in connection with the management of the Equity Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Equity Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby Nuance could favor one account over another. Another potential conflict could include Nuance’s knowledge about the size, timing and possible market impact of Equity Fund trades, whereby Nuance could use this information to the advantage of other accounts and to the disadvantage of the Equity Fund. However, Nuance has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

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SANDS CAPITAL MANAGEMENT, LLC (“Sands Capital”)
Sub-Advisor to the Equity Fund

Sands Capital is an investment adviser to a variety of clients.  As a result, there may be actual or potential conflicts of interest.  For example, conflicts of interest could result from portfolio managers’ management of multiple accounts for multiple clients, the execution and allocation of investment opportunities, the use of brokerage commissions to obtain research and personal trading by employees.  Sands Capital has addressed these conflicts by developing policies and procedures reasonably designed to treat all clients in a fair and equitable manner over time.  These policies and procedures address such issues as execution of portfolio transactions, aggregation and allocation of trades, directed brokerage, and the use of brokerage commissions.  Additionally, Sands Capital maintains a Code of Ethics that addresses rules on personal trading and insider information.

THIRD AVENUE MANAGEMENT, LLC (“Third Avenue”)
Sub-Advisor to the International Fund

Third Avenue has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another.  Third Avenue has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time.  Nevertheless, Third Avenue furnishes investment management and advisory services to numerous clients in addition to the International Fund, and Third Avenue may, consistent with applicable law, make investment recommendations to other clients or accounts (including assuring accounts that are hedge funds or have performance or higher fees paid to Third Avenue than the International Fund, or in which portfolio managers have a personal interest in the receipt of such fees) that may be the same as or different from those made to the International Fund.

Circumstances may arise under which Third Avenue determines that, while it would be both desirable and suitable that a particular security or other investment be purchased or sold for the account of more than one of its clients accounts, there is a limited supply or demand for the security or other investment.  Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the International Fund.  Third Avenue has adopted policies and procedures to monitor and manage these potential conflicts of interest to protect its clients’ interests.

The portfolio manager of the International Fund also manages two private partnerships that have a performance fee.  Third Avenue is aware of the potential conflict of interest that exists when such an arrangement exists.  Although the investment strategy of the private partnerships differ from that of the International Fund, Third Avenue does monitor the allocations to the three products to ensure that all funds are following their investment strategies and being treated fairly.

THORNBURG INVESTMENT MANAGEMENT, INC. (“Thornburg”)
Sub-Advisor to the International Fund

Most investment advisors and their portfolio managers manage investments for multiple clients, which may include mutual funds, private accounts and retirement plans.  In any case where a portfolio manager manages the investments of two or more accounts, there is a possibility that conflicts of interest could arise between the portfolio manager’s management of the fund’s investments and the portfolio manager’s management of other accounts.  These conflicts could include any of the following:

•	Allocating a favorable investment opportunity to one account but not another;
•	Directing one account to buy a security before purchases through other accounts increase the price of the security in the marketplace;
•	Giving substantially inconsistent investment directions at the same time to similar accounts, so as to benefit one account over another; and

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•	Obtaining services from brokers conducting trades for one account, which are used to benefit another account.

As a sub-advisor to the International Fund, Thornburg has informed the International Fund that it has considered the likelihood that any material conflicts of interest could arise between the portfolio manager’s management of the International Fund’s investments and the portfolio manager’s management of other accounts. As of December 31, 2013, Thornburg has also informed the International Fund that it has not identified any such conflicts that may arise, and has concluded that it has implemented policies and procedures to identify and resolve any such conflict if it did arise.

TURNER INVESTMENTS, L.P. (“Turner”)
Sub-Advisor to the Smaller Companies Fund

As is typical for many money managers, potential conflicts of interest may arise related to Turner’s management of accounts, including the Equity Fund and Smaller Companies Fund, where not all accounts are able to participate in a desired IPO, or other limited opportunity, relating to use of soft dollars and other brokerage practices, related to the voting of proxies, employee personal securities trading, and relating to a variety of other circumstances.  In all cases, however, Turner believes it has written policies and procedures in place reasonably designed to prevent violations of the federal securities laws and to prevent material conflicts of interest from arising.  Please also see Turner’s Form ADV, Part 2 for a description of some of its policies and procedures in this regard.

WATER ISLAND CAPITAL, LLC (“Water Island”)
Sub-Advisor to the Alternative Strategies Fund

Water Island does not believe that the overlapping responsibilities of the portfolio managers or the various elements of their compensation present any material conflict of interest for the following reasons because (1) the Alternative Strategies Fund and the other accounts they manage are similar; (2) Water Island follows strict and detailed written allocation procedures designed to allocate securities purchases and sales between the Fund and the other account in a fair and equitable manner; (3) Water Island has adopted policies limiting the ability of the portfolio managers to cross trade securities between the Alternative Strategies Fund and the other accounts; and (4) all allocations are subject to review by Water Island’s Chief Compliance Officer.

WELLINGTON MANAGEMENT COMPANY LLP (“Wellington Management”)
Sub-Advisor to the International Fund

Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The International Fund’s portfolio manager listed in the prospectus who is primarily responsible for the day-to-day management of the Fund (the “Wellington Portfolio Manager”) generally manages accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the International Fund. The Wellington Portfolio Manager makes investment decisions for each account, including the International Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Wellington Portfolio Manager may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the International Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the International Fund.

The Wellington Portfolio Manager or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the International Fund, or make investment decisions that are similar to those made for the International Fund, both of which have the potential to adversely impact the International Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, the Wellington Portfolio Manager may purchase the same security for the International Fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the International Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the International Fund. Because incentive payments paid by Wellington Management to the Wellington Portfolio Manager are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by the Wellington Portfolio Manager.  Finally, the Wellington Portfolio Manager may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

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Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

WELLS CAPITAL MANAGEMENT, INC. (“WellsCap”)
Sub-Advisor to the Equity Fund and the Smaller Companies Fund

WellsCap’s portfolio managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds.  While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, WellsCap has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

Compensation Structure and Methods

The following section describes the structure of, and the methods used to determine the different types of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements) for each of the Funds’ portfolio managers as of the fiscal year ended December 31, 2013.

COVE STREET
Sub-Advisor to the Smaller Companies Fund

As a member of Cove Street, Mr. Bronchick receives a salary, bonus and his pro-rata share of Cove Street’s profits.

DAVIS ADVISORS
Sub-Advisor to the Equity Fund

Christopher Davis’ annual compensation as an employee and general partner of Davis Advisors consists of a base salary.

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Davis Advisors’ portfolio managers are provided benefits packages including life insurance, health insurance, and participation in company 401(k) plan comparable to that received by other company employees.

DOUBLELINE
Sub-Advisor to the Alternative Strategies Fund

The overall objective of the compensation program for portfolio managers is for DoubleLine to attract competent and expert investment professionals and to retain them over the long-term. Compensation is comprised of several components which, in the aggregate are designed to achieve these objectives and to reward the portfolio managers for their contribution to the success of their clients and DoubleLine. Portfolio managers are compensated through a combination of base salary, discretionary bonus and equity participation in DoubleLine. Bonuses and equity generally represent most of the portfolio managers’ compensation. However, in some cases, portfolio managers may have a profit sharing interest in the revenue or income related to the areas for which the portfolio managers are responsible. Such profit sharing arrangements can comprise a significant portion of a portfolio manager’s overall compensation.

Salary. Salary is agreed to with portfolio managers at time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of a portfolio manager’s compensation.

Discretionary Bonus/Guaranteed Minimums. Portfolio managers receive discretionary bonuses.  However, in some cases, pursuant to contractual arrangements, some portfolio managers may be entitled to a mandatory minimum bonus if the sum of their salary and profit sharing does not reach certain levels.

Equity Incentives. Portfolio managers participate in equity incentives based on overall firm performance of DoubleLine, through direct ownership interests in DoubleLine or participation in stock option or stock appreciation plans of DoubleLine. These ownership interests or participation interests provide eligible portfolio managers the opportunity to participate in the financial performance of DoubleLine as a whole. Participation is generally determined in the discretion of DoubleLine, taking into account factors relevant to the portfolio manager’s contribution to the success of DoubleLine.

Other Plans and Compensation Vehicles. Portfolio managers may elect to participate in DoubleLine’s 401(k) plan, to which they may contribute a portion of their pre- and post-tax compensation to the plan for investment on a tax-deferred basis. DoubleLine may also choose, from time to time to offer certain other compensation plans and vehicles, such as a deferred compensation plan, to portfolio managers.

Summary.  As described above, an investment professional’s total compensation is determined through a subjective process that evaluates numerous quantitative and qualitative factors, including the contribution made to the overall investment process. Not all factors apply to each investment professional and there is no particular weighting or formula for considering certain factors. Among the factors considered are: relative investment performance of portfolios (although there are no specific benchmarks or periods of time used in measuring performance); complexity of investment strategies; participation in the investment team’s dialogue; contribution to business results and overall business strategy; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of DoubleLine’s leadership criteria.

FMI
Sub-Advisor to the Equity Fund

Patrick J. English. Mr. English’s salary is based upon revenues of FMI.  The type of account and source of the revenues has no bearing upon the salary except insofar as they affect the revenues of the company.

Andy P. Ramer.  Mr. Ramer’s salary and bonus are based upon the management fees of FMI.  The type of account has no bearing upon the salary and bonus except insofar as they affect the revenues of the company.

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FIRST PACIFIC
Sub-Advisor to the Smaller Companies Fund and the Alternative Strategies Fund

Compensation of the portfolio managers consists of: (i) a base salary; (ii) an annual bonus; and (iii) if the portfolio managers are equity owners of First Pacific, participation in residual profits of First Pacific.

The bonus calculation has both variable and fixed components.  The most significant portion of the variable component is based upon First Pacific’s assessment of the portfolio managers’ performance in three key areas long-term performance, team building, and succession planning.  First Pacific assesses long-term performance over a full market cycle, which generally lasts between five- and ten years.  Other considerations include manager and strategy recognition, client engagement and retention and business development.  Portfolio managers can receive 100% of their variable participation when their product is closed to investors.

The majority of the fixed portion is based on the revenues received on the assets managed by the portfolio managers, including the Smaller Companies Fund’s and Alternative Strategies Fund’s assets.

For portfolio managers who are equity owners of First Pacific, the value of their ownership interest is dependent upon their ability to effectively manage their business over the long term.

First Pacific offers a 401(k) plan whereby the portfolio managers, as well as all permanent employees of First Pacific, may elect to contribute up to the legal limit.

HARRIS
Sub-Advisor to the Equity Fund and the International Fund

Compensation

Harris is solely responsible for compensating its portfolio managers.  Compensation for each of the portfolio managers is based on Harris’ assessment of the individual’s long-term contribution to the investment success of Harris and is structured as follows:

(1) Base salary. The base salary is a fixed amount, and each portfolio manager receives the same base salary.

(2) Participation in a discretionary bonus pool.  A discretionary bonus pool for each of Harris’ domestic and international investment groups is divided among the senior level employees of each group and is paid annually.

(3) Participation in a long-term compensation plan that provides current compensation to certain key employees of Harris and deferred compensation to both current and former key employees.  The compensation plan consists of bonus units awarded to participants that vest and pay out over a period of time.

The determination of the amount of such portfolio manager’s participation in the discretionary bonus pool and the long-term compensation plan is based on a variety of qualitative and quantitative factors.  The factor given the most significant weight is the subjective assessment of the individual’s contribution to the overall investment results of Harris’ domestic or international investment group, whether as a portfolio manager, a research analyst or both.

The quantitative factors considered in evaluating the contribution of a portfolio manager include the performance of the portfolios managed by that individual relative to benchmarks, peers and other portfolio managers, as well as the assets under management in the accounts managed by the portfolio manager.  The portfolio managers’ compensation is not based solely on an evaluation of the performance of the funds or the amount of fund assets.  Performance is measured in a number of ways, including by accounts and by strategy, and is compared to one or more of the following benchmarks: S&P 500, Russell Mid-Cap Value, Russell 1000 Value, Lipper Balanced, 60/40 S&P/Barclays Capital (60% S&P 500 and 40% Barclays Capital Bond Index), Morgan Stanley Capital International (“MSCI”) World Index, MSCI World ex U.S. Index, MSCI World ex-U.S. Small Cap Index and Harris’ approved lists of stocks, depending on whether the portfolio manager manages accounts in the particular strategy to which these benchmarks would be applicable.  Performance is measured over shorter- and longer-term periods, including one year, three years, five years, ten years, since a fund’s inception or since a portfolio manager has been managing a fund, as applicable.  Performance is measured on a pre-tax and after-tax basis to the extent such information is available.

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If a portfolio manager also serves as a research analyst, then his compensation is also based on the contribution made to Harris in that role.  The specific quantitative and qualitative factors considered in evaluating a research analyst’s contributions include, among other things, new investment ideas, the performance of investment ideas covered by the analyst during the current year as well as over longer-term periods, the portfolio impact of the analyst’s investment ideas, other contributions to the research process, and an assessment of the quality of analytical work.  In addition, an individual’s other contributions to Harris, such as a role in investment thought leadership and management, are taken into account in the overall compensation process.

LAZARD
Sub-Advisor to the International Fund

Lazard compensates key investment personnel by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively.

The quantitative compensation factors include:

•	Performance relative to benchmark
•	Performance relative to applicable peer group
•	Absolute return
•	Assets under management

The qualitative compensation factors include:

•	Leadership
•	Mentoring
•	Teamwork

Incentives

Lazard promotes an atmosphere that is conducive to the development of the investment professional’s skills and talents. Portfolio manager/analysts and research analysts are expected to continuously augment their skills and expertise. The Firm actively supports external development efforts, including attendance of conferences and seminars that build upon their existing core of knowledge, coursework to develop incremental skills, as well as travel to meet with companies, competitors, suppliers, regulators, and related experts. With increased knowledge and skills the managers can take on higher levels of responsibilities and are recognized and rewarded accordingly. We believe that key professionals are likely to be attracted to and remain with the firm because Lazard’s compensation structure amply rewards professionals for good performance. Our people are our single most valuable resource and we dedicate significant energy to ensuring we attract, develop, and retain the best available talent to the benefit of our clients.

Long Term Incentives

Certain employees of Lazard are eligible to receive restricted stock units of Lazard Ltd. through the Lazard Ltd. Equity Incentive Plan, and restricted interests in shares of certain funds managed by Lazard and its affiliates, each subject to a multi-year vesting schedule and restrictive covenants. These incentive arrangements have broad participation of most professionals and represent an excellent opportunity for employees to share in the continued success of the firm, aligning their interest and performance even more closely with those of our clients.

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LITMAN GREGORY
Advisor to the Funds

Litman Gregory’s portfolio managers are compensated based on a fixed salary and a distribution of Litman Gregory’s profits commensurate with the portfolio managers’ respective ownership percentages in the parent company of the Advisor.

LOOMIS SAYLES
Sub-Advisor to the Alternative Strategies Fund

Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Portfolio manager compensation is made up primarily of three main components: base salary, variable compensation and a long-term incentive program.  Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager’s base salary and/or variable compensation potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers. Loomis Sayles also offers a profit sharing plan.

Base salary is a fixed amount based on a combination of factors, including industry experience, firm experience, job performance and market considerations.

Variable compensation is an incentive-based component and generally represents a significant multiple of base salary. Variable compensation is based on four factors: investment performance, profit growth of the firm, profit growth of the manager’s business unit and team commitment. Investment performance is the primary component of total variable compensation and generally represents at least 60% of the total for fixed income managers. The other three factors are used to determine the remainder of variable compensation, subject to the discretion of the Chief Investment Officer and senior management.  The Chief Investment Officer and senior management evaluate these other factors annually.

While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for fixed income managers is measured by comparing the performance of the firm’s institutional composite (pre-tax and net of fees) in the manager’s style to the performance of an external benchmark and a customized peer group.  The benchmark used for the investment style utilized for the Alternative Strategies Fund is the 3 Month London Interbank Offered Rate.  The customized peer group is created by the firm and is made up of institutional managers in the particular investment style.  A portfolio manager’s relative performance for the past five years is used to calculate the amount of variable compensation payable due to performance.  To ensure consistency, the firm’s calculation incorporates relative performance of the manager’s three year return over the last 20 quarters.  If a manager is responsible for more than one product, the rankings of each product are weighted based on relative asset size of accounts represented in each product.

Loomis Sayles uses both an external benchmark and a customized peer group as a point of comparison for fixed income manager performance because Loomis Sayles believes they represent an appropriate combination of the competitive fixed-income product universe and the investment styles offered by Loomis Sayles.

Eagan, Kearns, and Vandam also serve as portfolio managers to certain private investment funds managed by Loomis Sayles, and may receive additional compensation based on their investment activities for each of those funds.

General
Mutual funds are not included in Loomis Sayles’ institutional composites, so unlike other managed accounts, fund performance and asset size do not directly contribute to this calculation.  However, each fund managed by Loomis Sayles employs strategies endorsed by Loomis Sayles and fits into the product category for the relative investment style.  Loomis Sayles may adjust compensation if there is significant dispersion among the returns of the composite and accounts not included in the composite.

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Loomis Sayles has developed and implemented two distinct long-term incentive plans to attract and retain investment talent.  These plans supplement existing compensation.  The first plan has several important components distinguishing it from traditional equity ownership plans:

•	The plan grants units that entitle participants to an annual payment based on a percentage of company earnings above an established threshold;
•	Upon retirement a participant will receive a multi-year payout for his or her vested units;
•	Participation is contingent upon signing an award agreement, which includes a non-compete covenant.

The second plan is similarly constructed although the participant’s annual participation in company earnings is deferred for two years from the time of award and is only payable if the portfolio manager remains at Loomis Sayles.  In this plan, there are no post-retirement payments or non-compete covenants.

Senior management expects that the variable compensation portion of overall compensation will continue to remain the largest source of income for those investment professionals included in the plan.  The plan is initially offered to portfolio managers and over time the scope of eligibility is likely to widen.  Management has full discretion on what units are issued and to whom.

Portfolio managers also participate in the Loomis Sayles profit sharing plan, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount).  The portfolio managers also participate in the Loomis Sayles defined benefit pension plan, which applies to all Loomis Sayles employees who joined the firm prior to May 3, 2003.  The defined benefit is based on years of service and base compensation (up to a maximum amount).

MARSICO
Sub-Advisor to the International Fund

The compensation package for portfolio managers of Marsico is structured as a combination of base salary and periodic cash bonuses. Bonuses are typically based on two primary factors: (1) Marsico’s overall profitability for the period, and (2) individual efforts and achievements and other contributions benefitting the firm and/or clients.  Base salaries also may be adjusted upward or downward based on those factors.  No other special employee incentive arrangements are currently in place or being planned.

Portfolio manager compensation takes into account, among other factors, the overall performance of all accounts for which the portfolio manager provides investment advisory services.  In receiving compensation such as bonuses, portfolio managers do not receive special consideration based on the performance of particular accounts, and do not receive compensation from accounts charging performance-based fees.  In addition to salary and bonus, Marsico’s portfolio managers may participate in other benefits such as health insurance and retirement plans on the same basis as other Marsico employees.  Marsico’s portfolio managers also may be offered the opportunity to acquire equity interests in the firm’s parent company.

As a general matter, Marsico does not tie portfolio manager compensation to specific levels of performance relative to fixed benchmarks (e.g., S&P 500® Index).  Although performance is a relevant consideration, comparisons with fixed benchmarks may not always be useful.  Relevant benchmarks vary depending on specific investment styles and client guidelines or restrictions, and comparisons to benchmark performance may at times reveal more about market sentiment than about a portfolio manager’s performance or abilities.  To encourage a long-term horizon for managing client assets and concurrently minimizing potential conflicts of interest and portfolios risks, Marsico evaluates a portfolio manager’s performance over periods longer than the immediate compensation period, and may consider a variety of measures in determining compensation, such as the performance of unaffiliated mutual funds or other portfolios having similar strategies as well as other measurements.  Other factors that may be significant in determining portfolio manager compensation include, without limitation, the effectiveness of the manager’s leadership within Marsico’s investment management team, contributions to Marsico’s overall performance, discrete securities analysis, idea generation, the ability and willingness to support and train other analysts, and other considerations.

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NORTHERN CROSS
Sub-Advisor to the International Fund

The portfolio managers at Northern Cross are compensated from clients as a percentage of assets under management that is divided equally among the four principals.

NUANCE
Sub-Advisor to the Equity Fund

The entire Nuance team is compensated on salary with a performance bonus.  Longer tenured firm members may also be eligible for profit sharing of the firm’s overall revenues.  Nuance believes this compensation structure incentivizes the entire team to perform at the highest level and has helped ensure the retention of these individuals.

SANDS CAPITAL
Sub-Advisor to the Equity Fund

Investment professionals benefit from a salary competitive in the industry, an annual qualitative bonus based on subjective review of the employees’ overall contribution, and a standard profit sharing plan and 401(k) plan.  Additional incentives include equity participation.  The investment professionals also participate in an investment results bonus.  The investment results bonus is calculated from the performance variance of the Sands Capital composite returns and their respective benchmarks over 1-, 3- and 5-year periods, weighted towards the 3- and 5-year results.

THIRD AVENUE
Sub-Advisor to the International Fund

Senior management and investment professionals at Third Avenue are compensated in three ways: base salary, bonus (part cash/part deferred), and, in most cases, profit participation received as a result of ownership interests.  Analysts receive a base salary and bonus.  Base salary and bonus are determined at the discretion of senior management, based on qualitative analysis as well as the individual’s contributions to firm profitability.  No portion of the bonus is based solely on investment performance.

THORNBURG
Sub-Advisor to the International Fund

The compensation of the portfolio manager includes an annual salary, annual bonus and company-wide profit sharing.  The portfolio manager also owns equity shares in Thornburg.  Both the salary and bonus are reviewed approximately annually for comparability with salaries of other portfolio managers in the industry, using survey data obtained from compensation consultants.  The annual bonus is subjective.  Criteria that are considered in formulating the bonus, include, but are not limited to, the following: revenues available to pay compensation of the portfolio manager and all other expenses related to supporting the accounts managed by the manager, multiple year historical total return of accounts managed by the portfolio manager, relative to market performance and similar investment companies; the degree of sensitivity of the portfolio manager to potential tax liabilities created for account holders in generating returns, relative to overall return.  To the extent that the portfolio manager realizes benefits from capital appreciation and dividends paid to shareholders of Thornburg, such benefits accrue from the overall financial performance of Thornburg.

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TURNER
Sub-Advisor to the Smaller Companies Fund

Turner’s compensation program is designed to promote excellence, accountability and teamwork.  Portfolio managers are compensated for superior investment results, not the level of assets in a strategy.  The analyst role is compensated based upon the performance of individual stocks recommendations, within an industry specialty, that make it into a portfolio.  A portion of investment professional bonus compensation is linked to a subjective teamwork and peer assessment.  Merit bonuses are capped at a multiple of base salary, and performance targets are set and measured over multiple time periods to discourage undue risk in execution.  Base salary, as well as the potential range of earnings for an individual, is benchmarked to the industry and to the individual’s level of experience.  Nearly all of Turner’s investment professionals are principals of the firm and, as such, have a long-term vested interest in the success of all of Turner’s investment strategies.  We believe that the opportunity for each employee to become an equity owner is a key factor in promoting accountability and in attracting and retaining top-tier professionals within all areas of our firm. The firm distributes equity to those professionals who have made significant contributions to the success of the business.

WATER ISLAND
Sub-Advisor to the Alternative Strategies Fund

Water Island’s portfolio managers are compensated in a combination of a salary and a bonus based on the profitability of Water Island.

WELLINGTON MANAGEMENT
Sub-Advisor to the International Fund

Wellington Management receives a fee based on the assets under management of the International Fund as set forth in the Investment Sub-Advisory Agreement between Wellington Management and the Advisor on behalf of the International Fund.  Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the International Fund. The following information relates to the fiscal year ended December 31, 2013.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients.  Wellington Management’s compensation of the Wellington Portfolio Manager includes a base salary and incentive components. The base salary for each Wellington Portfolio Manager who is a partner of Wellington Management is generally a fixed amount that is determined by the Managing Partners of the firm.  The Wellington Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the funds managed by the Wellington Portfolio Manager and generally each other account managed by such Wellington Portfolio Manager.  The Wellington Portfolio Manager’s incentive payment relating to the International Fund is linked to the gross pre-tax performance of the portion of the International Fund managed by the Wellington Portfolio Manager compared to the benchmark index and/or peer group identified below over one and three year periods, with an emphasis on three year results. In 2012, Wellington Management began placing increased emphasis on long-term performance and is phasing in a five-year performance comparison period. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Wellington Portfolio Manager, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Wellington Portfolio Manager may also be eligible for bonus payments based on his overall contribution to Wellington Management’s business operations.  Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors.  Each partner of Wellington Management is eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula.  Mr. Berteaux is a partner of the firm.

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Fund	Benchmark Index and/or Peer Group for Incentive Period
Litman Gregory Masters International Fund	MSCI All Country World ex USA Growth

WELLSCAP
Sub-Advisor to the Equity Fund and the Smaller Companies Fund

The compensation structure for WellsCap’s portfolio managers includes a competitive fixed base salary plus variable incentives (WellsCap utilizes investment management compensation surveys as confirmation).  Incentive bonuses are typically tied to relative investment performance of all accounts under his or her management within acceptable risk parameters.  Relative investment performance is generally evaluated for 1, 3 and 5-year performance results, with a predominant weighting on the 3- and 5-year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style.  This evaluation takes into account relative performance of the accounts to each account’s individual benchmark and/or the relative composite performance of all accounts to one or more relevant benchmarks consistent with the overall investment style.  In the case of each Fund, the benchmark(s) against which the performance of the Fund’s portfolio may be compared for these purposes generally are indicated in the “Performance” sections of the Prospectuses.

Portfolio Manager Securities Ownership
The table below identifies the dollar range of Fund shares beneficially owned by each portfolio manager of such Fund, as of December 31, 2013.

Portfolio Manager/ Fund(s) Managed	Dollar Range of Securities Owned
Howard Appleby/
International Fund	E
Jean-Marc Berteaux
International Fund	A
Jeffrey Bronchick/
Smaller Companies Fund	A
Dennis Bryan/
Smaller Companies Fund	A
Christopher Davis/
Equity Fund	A
Jeremy DeGroot/
Equity Fund	D
International Fund	E
Smaller Companies Fund	D
Alternative Strategies Fund	E
Jean-Francois Ducrest/
International Fund	D
Matt Eagan/
Alternative Strategies Fund	A
Patrick J. English/
Equity Fund	A
Roger Foltynowicz/
Alternative Strategies Fund	A
Bill Fries/
International Fund	A
James Gendelman/
International Fund	A
Jeffrey Gundlach/
Alternative Strategies Fund	A
David Herro/
International Fund	G

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Portfolio Manager/ Fund(s) Managed	Dollar Range of Securities Owned
Kevin Kearns/
Alternative Strategies Fund	A
Mark Landecker/
Alternative Strategies Fund	A
James LaTorre/
International Fund	C
Mark Little/
International Fund	A
Gregg Loprete/
Alternative Strategies Fund	D
Clyde McGregor /
Equity Fund	A
Scott Moore/
Equity Fund	A
Todd Munn/
Alternative Strategies Fund	A
Bill Nygren/
John Orrico/
Alternative Strategies Fund	A
Andy P. Ramer/
Equity Fund	A
Steve Romick/
Alternative Strategies Fund	A
Frank Sands, Jr./
Equity Fund	A
Jason D. Schrotberger/
Equity Fund	A
Brian Selmo/
Alternative Strategies Fund	A
A. Michael Sramek/
Equity Fund	A
Frank L. Sustersic/
Equity Fund	A
Smaller Companies Fund	A
Robert E. Turner/
Equity Fund	A
Todd Vandam/
Alternative Strategies Fund	A
Amit Wadhwaney/
International Fund	A
W. Vinson Walden/
International Fund	A
Richard Weiss/
Equity Fund	G
Smaller Companies Fund	G
Edward E. Wendell, Jr./
International Fund	E

Key of Dollar Ranges for Table:  A - None; B - $1 to $10,000; C - $10,001 to $50,000; D - $50,001 to $100,000; E - $100,001 - $500,000; F - $500,001 - $1,000,000; G - Over $1,000,000.

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PROXY VOTING POLICIES AND PROCEDURES

The Board has delegated the responsibility for voting proxies relating to portfolio securities held by the Funds to the Advisor as a part of the Advisor’s general management of the Funds, subject to the Board’s continuing oversight.  The policy of the Trust is also to adopt the policies and procedures used by the Advisor to vote proxies relating to portfolio securities held by its clients.

The following information is a summary of the proxy voting policies and procedures of the Advisor and the Sub-Advisors.

LITMAN GREGORY
Advisor to the Funds

It is the Advisor’s policy to vote all proxies received by the Funds in a timely manner.  In general, the Advisor will vote in accordance with its pre-determined voting guidelines (the “Guidelines”).  However, the Advisor reserves the right to depart from any of the Guidelines and make a voting decision on a case-by-case basis. Although many proxy proposals will be covered by the Guidelines, the Advisor recognizes that some proposals require special consideration, and the Advisor will make a decision on a case-by-case basis in these situations.  Where such a case-by-case determination is required, the Advisor’s proxy voting coordinator may, but is not required to, consult with other personnel of the Advisor to determine the appropriate action on the matter.

Unless otherwise instructed by the Funds, the Advisor may, and generally will, delegate the responsibility for voting proxies relating to the Funds’ portfolio securities to one or more of the Sub-Advisors.  To the extent such responsibility is delegated to a Sub-Advisor, the Sub-Advisor shall assume the fiduciary duty and reporting responsibilities of the Advisor.  Unless otherwise instructed by the Funds or the Advisor, the Sub-Advisor shall apply its own proxy voting policies and procedures.

The Advisor’s duty is to vote in the best interests of the Funds’ shareholders.  In situations where the Advisor determines that a proxy proposal raises a material conflict of interest between the interests of the Advisor, the Funds’ principal underwriter, or an affiliated person of the Advisor or the principal underwriter and that of one or more Funds, the conflict shall be resolved by voting in accordance with a predetermined voting policy.  However, to the extent that (1) no pre-determined voting policy applies to the specific proposal or (2) there is an applicable pre-determined voting policy, but the Advisor has discretion to deviate from such policy, the Advisor shall disclose the conflict to the Board and seek the Board’s direction or consent to the proposed vote prior to voting on such proposal.

COVE STREET
Sub-Advisor to the Smaller Companies Fund

DAVIS ADVISORS
Sub-Advisor to the Equity Fund

Davis Advisors votes on behalf of its clients in matters of corporate governance through the proxy voting process.  Davis Advisors takes its ownership responsibilities very seriously and believes the right to vote proxies for its clients’ holdings is a significant asset of the clients.  Davis Advisors exercises its voting responsibilities as a fiduciary, solely with the goal of maximizing the value of its clients' investments.

Davis Advisors votes proxies with a focus on the investment implications of each issue.  For each proxy vote, Davis Advisors takes into consideration its duty to clients and all other relevant facts known to Davis Advisors at the time of the vote.  Therefore, while these guidelines provide a framework for voting, votes are ultimately cast on a case-by-case basis.

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Davis Advisors has adopted written Proxy Voting Policies and Procedures and established a Proxy Oversight Group to oversee voting policies and deal with potential conflicts of interest.  In evaluating issues, the Proxy Oversight Group may consider information from many sources, including the portfolio manager for each client account, management of a company presenting a proposal, shareholder groups, and independent proxy research services.

The most important factors that Davis Advisors considers in evaluating proxy issues are: (i) the company’s or management's long-term track record of creating value for shareholders, with the recommendations of management with a good record of creating value for shareholders given more weight than those of managements with a poor record; (ii) whether, in Davis Advisors’ estimation, the current proposal being considered will significantly enhance or detract from long-term value for existing shareholders; and (iii) whether a poor record of long-term performance resulted from poor management or from factors outside of managements control.

Other factors that Davis Advisors considers may include:

(a) Shareholder oriented management.  One of the factors that Davis Advisors considers in selecting stocks for investment is the presence of shareholder-oriented management.  In general, such managements will have a large ownership stake in the company.  They also will have a record of taking actions and supporting policies designed to increase the value of the company’s shares and thereby enhance shareholder wealth.  Davis Advisors’ research analysts are active in meeting with top management of portfolio companies and in discussing their views on policies or actions that could enhance shareholder value.  Whether management shows evidence of responding to reasonable shareholder suggestions, and otherwise improving general corporate governance, is a factor that may be taken into consideration in proxy voting.

(b) Allowing responsible management teams to run the business.  Because Davis Advisors generally tries to invest with "owner oriented" managements (see above), Davis Advisors votes with the recommendation of management on most routine matters, unless circumstances such as long-standing poor performance or a change from Davis Advisors’ initial assessment indicate otherwise.  Examples include the election of directors and ratification of auditors.  Davis Advisors supports policies, plans and structures that give management teams appropriate latitude to run the business in the way that is most likely to maximize value for owners.  Conversely, Davis Advisors opposes proposals that limit management's ability to do this.  Davis Advisors will generally vote with management on shareholder social and environmental proposals on the basis that their impact on share value is difficult to judge and is therefore best done by management.

(c) Preserve and expand the power of shareholders in areas of corporate governance.  Equity shareholders are owners of the business, and company boards and management teams are ultimately accountable to them.  Davis Advisors supports policies, plans and structures that promote accountability of the board and management to owners, and align the interests of the board and management with owners.  Examples include: annual election of all board members, cumulative voting, and incentive plans that are contingent on delivering value to shareholders.  Davis Advisors generally opposes proposals that reduce accountability or misalign interests, including but not limited to classified boards, poison pills, excessive option plans, and repricing of options.

(d) Support compensation policies that reward management teams appropriately for performance.  Davis Advisors believes that well-thought out incentives are critical to driving long-term shareholder value creation.  Management incentives ought to be aligned with the goals of long-term owners.  In Davis Advisors’ view, the basic problem of skyrocketing executive compensation is not high pay for high performance, but high pay for mediocrity or worse.  In situations where Davis Advisors feels that the compensation practices at companies it owns are not acceptable, Davis Advisors will exercise its discretion to vote against compensation committee members and specific compensation proposals.

Davis Advisors exercises its professional judgment in applying these principles to specific proxy votes.  Davis Advisors’ Proxy Procedures and Policies provide additional explanation of the analysis Davis Advisors may conduct when applying these guiding principles to specific proxy votes.

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A potential conflict of interest arises when Davis Advisors has business interests that may not be consistent with the best interests of its client.  Davis Advisors’ Proxy Oversight Group is charged with resolving material potential conflicts of interest it becomes aware of. It is charged with resolving conflicts in a manner that is consistent with the best interests of clients. There are many acceptable methods of resolving potential conflicts, and the Proxy Oversight Group exercises its judgment and discretion to determine an appropriate means of resolving a potential conflict in any given situation including by the following means: (1) Votes consistent with the “General Proxy Voting Policies,” are to be consistent with the best interests of clients; (2) Davis Advisors may disclose the conflict to the client and obtain the client’s consent prior to voting the proxy;  (3) Davis Advisors may obtain guidance from an independent third party; (4) the potential conflict may be immaterial; or (5) other reasonable means of resolving potential conflicts of interest to effectively insulate the decision on how to vote client proxies from the conflict.

DOUBLELINE
Sub-Advisor to the Alternative Strategies Fund
DoubleLine determines how to vote proxies relating to portfolio securities pursuant to its written proxy voting policies and procedures, which have been adopted pursuant to Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Proxy Policy”).  The Proxy Policy also applies to any voting rights and/or consent rights on behalf of the portfolio securities, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.

The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of the funds managed by DoubleLine and their shareholders. Under the Proxy Policy, DoubleLine will review each proxy to determine whether there may be a material conflict between DoubleLine and the fund. If no conflict exists, DoubleLine will vote the proxy on a case-by-case basis in the best interest of each client under the circumstances, taking into account, but not necessarily being bound by, any recommendation made by any third party vendor that has been engaged by DoubleLine to provide recommendations on the voting of proxies.

If a material conflict does exist, DoubleLine will seek to resolve any such conflict in accordance with the Proxy Policy, which seeks to resolve such conflict in the relevant fund’s best interest by pursuing any one of the following courses of action: (i) convening a committee to assess and resolve the conflict; (ii) voting in accordance with the recommendation of an independent third-party service provider; (iii) voting in accordance with the instructions of the relevant fund’s board, or any committee thereof; or (iv) not voting the proxy.  In voting proxies, including those in which a material conflict may be determined to exist, DoubleLine may also consider the factors and guidelines included in its Proxy Policy.

In certain limited circumstances, particularly in the area of structured finance, DoubleLine may enter into voting agreements or other contractual obligations that govern the voting of shares and, in such cases, will vote any proxy in accordance with such agreement or obligation.

In addition, where DoubleLine determines that there are unusual costs and/or difficulties associated with voting a proxy, which more typically might be the case with respect to proxies of non-U.S. issuers, DoubleLine reserves the right to not vote a proxy unless it determines that the potential benefits of voting the proxy exceed the expected cost to the relevant fund.

DoubleLine supervises and periodically reviews its proxy voting activities and implementation of the Proxy Policy.

FMI
Sub-Advisor to the Equity Fund

Policies
Fiduciary Management, Inc. (“FMI”) will vote proxies in a manner that we feel best protects the interests of the common shareholder. We will look critically upon any issue or vote that will limit or reduce the prerogatives and/or influence of the common shareholders. The following statement of policies is couched in terms of our general posture on various issues, recognizing that there are always exceptions.

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Administrative Issues
We will generally vote in favor of the re-election of directors and the appointment of actuaries, auditors, and similar professionals. We will also vote in favor of programs of indemnification of directors, which are consistent with common practice. The changing of auditors raises a yellow flag, and we try to determine the reasons for any change. If the change results from a dispute between the company and the auditors, and we feel the auditor’s position is correct, we will vote against making a change.

Management Entrenchment Issues
We will generally vote against any proposal or policy that seeks to prevent the takeover of a company that is in receipt of a bona fide offer, whether friendly or otherwise. Such anti-takeover policies may include, but are not limited to poison pill, super-majority voting, golden parachute arrangements, and staggered board arrangements, where that represents a change from a standard board. We will generally vote in favor of maintaining preemptive rights for shareholders, one share/one vote, and cumulative voting rights. Generally we will support proposals calling for majority vote for directors and separation of the Chairman and CEO roles.

We will tend to vote against creation of classes of stock with superior voting rights, which protect management’s voting control despite reduced financial commitment of management to the company. We will evaluate proposals, such as changing state of incorporation, fiscal year, or corporate charter, in light of specific circumstances prompting the proposal, to determine whether the proposed change would reduce shareholders’ rights.

Mergers and Acquisitions
Voting on mergers, acquisitions, or spin-offs requires an evaluation of the impact of those transactions upon the company, and we will vote based upon our assessment of what is best for the company and therefore the shareholders. With respect to a proposed takeover of the company, we initially evaluate an offer for the company in terms of the fairness of the price. We do this in the context of a two- to three-year time horizon to avoid selling at a premium over a temporarily depressed stock price. We would generally vote in favor of offers that represent a fair price, paid either in cash or in exchange for liquid securities of strong acquiring firms. We will oppose offers, which we feel represent an unfair price, and we will oppose offers where shareholders are asked to finance a takeover by taking back debt or preferred stocks of questionable quality. We tend to be skeptical of management-led leveraged buyouts, as we feel it is very difficult for them to be objective as to the value of the company when they are the purchaser.

Management Incentives
We strongly favor programs that encourage outright stock ownership as opposed to conventional option plans. In limited cases, when the options are earmarked for lower level employees and the absolute amount is modest, we will vote affirmatively. We now generally vote against traditional stock option plans. Typical option plans result in a misalignment of management and shareholder interests, due to the asymmetrical risk profile of an option. Since there is no downside risk, managements have an incentive to take excessive risk. In short, executives tend to cease thinking like true owners. We like to see senior and executive level managers own stock in multiples of their annual salary.

Ideally we prefer to see bonuses and incentive awards paid in stock (with a vesting period), rather than cash or options. We look for stock award plans to be based on tangible operating performance metrics, such as return-an-invested capital or profit margin.

Additionally, when we deem a management as excessively compensated, we will likely vote against any kind of additional reward plan, even if the plan by itself looks reasonable.

Social Issues
It is our belief that socially responsible companies have, over time, provided superior investment returns for long-term investors. Fair hiring and inclusiveness with respect to women and minorities create a positive corporate culture that offers greater opportunities for growth for all employees, with concomitant rewards for shareholders of the company. A responsible corporate policy with respect to environmental issues is critical to all of us.

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Our general posture with respect to social issues is to support management so long as they are complying with the spirit of the laws and regulations of the United States of America. Shareholder proposals must be considered on a case-by-case basis. The number of specific issues that we have seen raised on proxy votes with respect to social and labor issues are increasing. Since there is much “gray” and little “black and white” with respect to the level of corporate commitment to many of the social issues, and since we are generally supportive of the goals and policies of the companies which we own, we would tend to vote in favor of management on these issues absent evidence that the company is abusing our trust, or direction from our clients to the contrary. If it is the desire of a client to provide input and direction on the voting of proxies with respect to certain issues, we would be more than happy to advise them when such issues arise and to defer to their wishes in voting on those issues.

Conflicts of Interest
When there is an apparent conflict of interest, or the appearance of a conflict of interest, e.g., where FMI may receive fees from a company for advisory or other services at the same time that FMI has investments in the stock of that company, we will vote with management on those issues on which brokerage firms are allowed to vote without customer approval under NYSE rules, e.g., directors and auditors. On other issues, we will advise our clients of the conflict, and we will vote as the client directs. If we receive no direction from a client, we will abstain.

Procedures
FMI has the responsibility and authority to vote proxies with respect to the securities under its management unless the right to vote proxies is expressly reserved for the client, plan trustees or other plan fiduciary. FMI will advise the Pension Committee, Board of Trustees, Custodian or Client to forward all proxy materials to its offices and will take reasonable steps to ensure that they are received. We will review the issues to be voted upon and vote the proxies in accordance with the policies stated above, unless directed otherwise by the client. We will maintain and monitor all meeting, ballot, account and vote information, and make this information available to clients upon request.

In situations where securities held in a portfolio are not generally owned “across the board” in all client accounts with the same investment style, i.e., small holdings, we will vote those proxies based upon the management’s recommendations.

Proxies cannot be voted on any securities that have been loaned out by the client. Where securities have been loaned out and a vote is required regarding a material event, FMI will attempt to recall the loaned security in order to vote the proxy. This does not apply to “small holdings” as defined above.

FIRST PACIFIC
Sub-Advisor to the Smaller Companies Fund and the Alternative Strategies Fund

First Pacific has implemented Proxy Voting Policies and Procedures, which underscore First Pacific’s concern that all proxy voting decisions be made in the best interests of the funds it manages and that First Pacific act in a prudent and diligent manner intended to enhance the economic value of the assets of such funds.  Certain of First Pacific’s proxy voting guidelines include the following: First Pacific votes for uncontested director nominees recommended by management.  First Pacific votes against a management proposal to adopt a poison pill and votes for a management proposal to redeem a poison pill or limit the payment of greenmail.  First Pacific votes against a management proposal to eliminate or limit shareholders’ rights to call a special meeting.  Although many proxy proposals can be voted in accordance with First Pacific's proxy voting guidelines, some proposals will require special consideration, and First Pacific will make a decision on a case-by-case basis in these situations.

Where a proxy proposal raises a material conflict between First Pacific’s interests and a fund’s interests, First Pacific will resolve the conflict as follows: to the extent the matter is specifically covered by First Pacific’s proxy voting guidelines, the proxies generally will be voted in accordance with the guidelines.  To the extent First Pacific is making a case-by-case determination under its proxy voting guidelines, First Pacific will disclose the conflict to the Board or the Advisor and obtain the Board or Advisor’s consent to vote or direct the matter to an independent third party, selected by the Board or the Advisor, for a vote determination.  If the Board’s or the Advisor’s consent or the independent third party’s determination is not received in a timely manner, First Pacific will abstain from voting the proxy.

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HARRIS
Sub-Advisor to the Equity Fund and International Fund

Harris exercises voting rights solely with the goal of serving the best interests of its clients (including the Equity Fund and International Fund) as shareholders of a company.  In determining how to vote on any proposal, Harris’ Proxy Committee considers the proposal’s expected impact on shareholder value and does not consider any benefit to Harris or its employees or affiliates.

Harris considers the reputation, experience and competence of a company’s management when it evaluates the merits of investing in a particular company, and it invests in companies in which it believes management goals and shareholder goals are aligned.  Therefore, on most issues, Harris casts votes in accordance with management's recommendations. However, when Harris believes that management’s position on a particular issue is not in the best interests of its clients and their shareholders, Harris will vote contrary to management's recommendation.

Harris’ Proxy Committee has established a number of proxy voting guidelines on various issues of concern to investors.  The Proxy Committee normally votes proxies in accordance with those guidelines unless it determines that it is in the best economic interests of a client and its shareholders to vote contrary to the guidelines. The voting guidelines generally address issues related to boards of directors, auditors, equity-based compensation plans and shareholder rights.

With respect to a company’s board of directors, Harris believes that there should be a majority of independent directors and that audit, compensation and nominating committees should consist solely of independent directors; accordingly, it will normally vote in favor of proposals that insure such independence.  With respect to auditors, Harris believes that the relationship between a public company and its auditors should be limited primarily to the audit engagement, and it will normally vote in favor of proposals to prohibit or limit fees paid to auditors for any services other than auditing and closely-related activities that do not raise any appearance of impaired independence. With respect to equity-based compensation plans, Harris believes that appropriately designed plans approved by a company's shareholders can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors.  However, Harris will normally vote against plans that substantially dilute its clients’ ownership interest in the company or provide participants with excessive awards.  Harris will also normally vote in favor of proposals to require the expensing of options.  With respect to shareholder rights, Harris believes that all shareholders of a company should have an equal voice and that barriers that limit the ability of shareholders to effect corporate change and to realize the full value of their investment are not desirable.  Therefore, Harris will normally vote against proposals for supermajority voting rights, against the issuance of poison pill preferred shares, and against proposals for different classes of stock with different voting rights. With respect to “social responsibility” issues, Harris believes that matters related to a company’s day-to-day business operations are primarily the responsibility of management.  Harris is focused on maximizing long-term shareholder value and will normally vote against shareholder proposals requesting that a company disclose or change certain business practices unless it believes the proposal would have a substantial positive economic impact on the company.

Harris may determine not to vote a proxy if it has concluded that the costs of or disadvantages resulting from voting outweigh the economic benefits of voting.  For example, in some non-U.S. jurisdictions, the sale of securities voted may be prohibited for some period of time, usually between the record and meeting dates (“share blocking”), and Harris may determine that the loss of investment flexibility resulting from share blocking outweighs the benefit to be gained by voting.

Harris’ Proxy Committee, in consultation with Harris’ legal and compliance departments, will monitor and resolve any potential conflicts of interest with respect to proxy voting.  A conflict of interest might exist, for example, when an issuer who is soliciting proxy votes also has a client relationship with Harris, when a client of Harris is involved in a proxy contest (such as a corporate director), or when one of Harris’ employees has a personal interest in a proxy matter.  When a conflict of interest arises, in order to insure that proxies are voted solely in the best interest of its clients and their shareholders, Harris will vote in accordance with either its written guidelines or the recommendation of an independent third-party voting service.  If Harris believes that voting in accordance with the guidelines or the recommendation of the proxy voting service would not be in the collective best interests of a Client and its shareholders, Harris’ Proxy Voting Conflicts Committee (comprised of Harris’ Chief Compliance Officer, General Counsel and Chief Financial Officer) will determine how shares should be voted.

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LAZARD
Sub-Advisor to the International Fund

Policy:

As a fiduciary, Lazard is obligated to vote proxies in the best interests of its clients. Lazard has adopted a written policy (the “Policy”) that is designed to ensure that it satisfies its fiduciary obligation. Lazard has developed a structure to attempt to ensure that proxy voting is conducted in an appropriate manner, consistent with clients' best interests, and within the framework of the Policy.

Lazard manages assets for a variety of clients, including individuals, Taft-Hartley plans, governmental plans, foundations and endowments, corporations, investment companies and other collective investment vehicles. Absent specific guidelines provided by a client, Lazard’s policy is to vote proxies on a given issue the same for all of its clients. The Policy is based on the view that, in its role as investment adviser, Lazard must vote proxies based on what it believes will maximize shareholder value as a long-term investor, and that the votes it casts on behalf of all its clients are intended to accomplish that objective.

Procedures:

Administration and Implementation of Proxy Voting Process. Lazard’s proxy-voting process is administered by its Proxy Operations Department (“ProxyOps”), which reports to Lazard’s Chief Operating Officer. Oversight of the process is provided by Lazard’s Legal/Compliance Department and by a Proxy Committee consisting of senior Lazard officers. To assist it in its proxy-voting responsibilities, Lazard currently subscribes to several research and other proxy-related services offered by Institutional Shareholder Services, Inc. (“ISS”), one of the world’s largest providers of proxy-voting services. ISS provides Lazard with its independent analysis and recommendation regarding virtually every proxy proposal that Lazard votes on behalf of its clients, with respect to both U.S. and non-U.S. securities.

Lazard’s Proxy Committee has approved specific proxy voting guidelines regarding the most common proxy proposals (the “Approved Guidelines”). These Approved Guidelines provide that Lazard should vote for or against the proposal, or that the proposal should be considered on a case-by-case basis. Lazard believes that its portfolio managers and global research analysts with knowledge of the company (“Portfolio Management”) are in the best position to evaluate the impact that the outcome of a given proposal will have on long-term shareholder value. Therefore, ProxyOps seeks Portfolio Management’s recommendation on all proposals to be considered on a case-by-case basis. Portfolio Management is also given the opportunity to review all proposals (other than routine proposals) where the Approved Guideline is to vote for or against, and, in compelling circumstances, to overrule the Approved Guideline, subject to the Proxy Committee’s final determination. The Manager of ProxyOps may also consult with Lazard’s Chief Compliance Officer or the Proxy Committee concerning any proxy agenda or proposal.

Types of Proposals. Shareholders receive proxies involving many different proposals. Many proposals are routine in nature, such as a non-controversial election of Directors or a change in a company's name. Other proposals are more complicated, such as items regarding corporate governance and shareholder rights, changes to capital structure, stock option plans and other executive compensation issues, mergers and other significant transactions and social or political issues. The Policy lists the Approved Guidelines for the most common proposals. New or unusual proposals may be presented from time to time. Such proposals will be presented to Portfolio Management and discussed with the Proxy Committee to determine how they should be voted, and an Approved Guideline will be adopted if appropriate.

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Conflicts of Interest. The Policy recognizes that there may be times when meeting agendas or proposals create the appearance of a material conflict of interest for LAM. Should the appearance of such a conflict exist, Lazard will seek to alleviate the conflict by voting consistent with an Approved Guideline (to vote for or against), or, in situations where the Approved Guideline is to vote case-by-case, with the recommendation of an independent source, currently Institutional Shareholder Services (“ISS”). If the recommendations of the two services offered by ISS, the Proxy Advisor Service and the Proxy Voter Service, are not the same, Lazard will obtain a recommendation from a third independent source that provides proxy voting advisory services, and will defer to the majority recommendation. If a third independent source is not available, Lazard will follow the recommendation of ISS’s Proxy Advisor Service.

Funds. Each Fund is required to file a Form N-PX by August 31 each year containing a complete proxy voting record of the Fund for the twelve-month period ended the previous June 30. Lazard’s Proxy Operations team is responsible for maintaining the data necessary to complete this form and to work, in conjunction with ISS, to generate the required information and to file this form annually. In addition, in the Fund’s annual and semi-annual report to shareholders and in its Statement of Additional Information (“SAI”), the Fund must include a statement indicating how to obtain the proxy voting record of the Fund for the most recent twelve month period and that such record is available without charge. It should also indicate that such information is available on the SEC’s website. The Legal/Compliance Department is responsible for ensuring that such information is included in the annual and semi-annual reports and in the SAI.

LOOMIS SAYLES
Sub-Advisor to the Alternative Strategies Fund

Loomis Sayles uses the services of third parties (“Proxy Voting Services”) to research and administer the vote on proxies for those accounts and funds for which Loomis Sayles has voting authority. Each Proxy Voting Service has a copy of Loomis Sayles’ proxy voting procedures (“Procedures”) and provides vote recommendations and/or analysis to Loomis Sayles based on the Proxy Voting Services’ own research. Loomis Sayles will generally follow its express policy with input from the Proxy Voting Services unless Loomis Sayles’ Proxy Committee (the “Proxy Committee”) determines that the client’s best interests are served by voting otherwise.  All issues presented for shareholder vote will be considered under the oversight of the Proxy Committee. All nonroutine issues will be directly considered by the Proxy Committee and, when necessary, the equity analyst following the company or the portfolio manager of the funds holding the security, and will be voted in the best investment interests of the funds. All routine issues will be voted according to Loomis Sayles’ policy approved by the Proxy Committee unless special factors require that they be considered by the Proxy Committee and, when necessary, the equity analyst following the company or the portfolio manager of the funds holding the security. Loomis Sayles’ Proxy Committee has established these routine policies in what it believes are the best investment interests of Loomis Sayles’ clients.

The specific responsibilities of the Proxy Committee include (1) the development, authorization, implementation and updating of the Procedures, including an annual review of the Procedures, existing voting guidelines and the proxy voting process in general, (2) oversight of the proxy voting process including oversight of the vote on proposals according to the predetermined policies in the voting guidelines, directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration, and consultation with the portfolio managers and analysts for the funds holding the security when necessary or appropriate and, (3) engagement and oversight of third-party vendors, including Proxy Voting Services.

Loomis Sayles has established several policies to ensure that proxies are voted in its clients’ best interest and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis Sayles votes in accordance with its pre-determined policies set forth in the Procedures. Second, where these Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of the Proxy Voting Services in making its voting decisions. However, if the Proxy Committee determines that the Proxy Voting Services’ recommendation is not in the best interest of its clients, then the Proxy Committee may use its discretion to vote against the Proxy Voting Services’ recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis Sayles may have; and, (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full prior disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event the Proxy Committee will make reasonable efforts to obtain and consider, prior to directing any vote information, opinions or recommendations from or about the opposing position on any proposal.

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MARSICO
Sub-Advisor to the International Fund

It is the policy of Marsico to seek to vote or otherwise process, such as by a decision to abstain from voting or to take no action on, proxies over which it has voting authority in the best interests of Marsico’s clients, as summarized here.

Marsico’s security analysts generally review proxy proposals as part of their monitoring of portfolio companies.  Under Marsico’s investment discipline, one of the qualities that Marsico generally seeks in companies selected for client portfolios is good management teams that generally seek to serve shareholder interests.  Because Marsico believes that the management teams of most companies it invests in generally seek to serve shareholder interests, Marsico believes that voting proxy proposals in clients’ best economic interests usually means voting with the recommendations of these management teams (including their boards of directors).

In certain circumstances, Marsico’s vote-by-vote analysis of proxy proposals could lead it to conclude that particular management or board recommendations may not appear as closely aligned with shareholder interests as Marsico may deem desirable, or could be disregarded in the best interests of shareholders.  In those and other circumstances, Marsico may, in its sole discretion, vote against a management or board recommendation (or abstain or take no action) based on its analysis if such a vote appears consistent with the best interests of clients.

Marsico may process certain proxies without voting them, such as by making a decision to abstain from voting or take no action on such proxies (or on certain proposals within such proxies).  Examples include, without limitation, proxies issued by companies that Marsico has decided to sell, proxies issued for securities that Marsico did not select for a client portfolio (such as, without limitation, securities that were selected by a previous adviser, unsupervised securities held in a client’s account, money market securities, or other securities selected by clients or their representatives other than Marsico), or proxies issued by foreign companies that impose burdensome or unreasonable voting, power of attorney, or holding requirements.  Marsico also may abstain from voting, or take no action on, proxies in other circumstances, such as when voting may not be in the best interests of clients, as an alternative to voting with (or against) management, when voting may be unduly burdensome or expensive, or if Marsico may have a material conflict of interest in voting certain proxies and alternative voting procedures are not desirable.

In circumstances when there may be an apparent material conflict of interest between Marsico’s interests and clients’ interests in how proxies are voted (such as when Marsico knows that a proxy issuer is also an Marsico client), Marsico generally will resolve any appearance of concerns by causing those proxies to be “echo voted” or “mirror voted” in the same proportion as other votes, by voting the proxies as recommended by an independent service provider, or by abstaining or taking no action.  In other cases, Marsico might use other procedures to resolve an apparent material conflict.

Marsico may use an independent service provider to assist in voting proxies, keep voting records, and disclose voting information to clients.  Marsico’s Proxy Voting policy and reports describing the voting of a client’s proxies are available to the client on request.

Marsico seeks to ensure that, to the extent reasonably feasible, proxies for which Marsico receives ballots in good order and receives timely notice will be voted or otherwise processed (such as through a decision to abstain or take no action) as intended under Marsico’s Proxy Voting policy and procedures.  Marsico may be unable to vote or otherwise process proxy ballots that are not received or processed in a timely manner due to functional limitations of the proxy voting system, custodial limitations, or other factors beyond Marsico’s control.  Such ballots may include, without limitation, ballots for securities out on loan under securities lending programs initiated by the client or its custodian, ballots not timely forwarded by a custodian, or ballots for which Marsico does not timely receive essential information such as the proxy proposal itself or modifications to the required voting date.  Other ballots may be voted but not counted, or may be counted in an unexpected way, because of factors such as foreign voting requirements or other limitations.

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NORTHERN CROSS
Sub-Advisor to the International Fund

Northern Cross’s policy regarding the voting of proxies consists of (1) the statement of the law and policy, (2) identification of the person(s) responsible for implementing this policy, and (3) the procedures adopted by Northern Cross to implement the policy.

Northern Cross will vote all proxies delivered to it by the fund’s custodian.  The vote will be cast in such a manner, which, in Northern Cross’s judgment, will be in the best interests of shareholders.  Northern Cross contracts with Boston Investor Services, Inc. for the processing of proxies.

Northern Cross will generally comply with the following guidelines:

Routine Corporate Governance Issues
Northern Cross will vote in favor of management. Routine issues may include, but not be limited to, election of directors, appointment of auditors, changes in state of incorporation or capital structure.  In certain cases Northern Cross will vote in accordance with the guidelines of specific clients.

Non-routine Corporate Governance Issues
Northern Cross will vote in favor of management unless voting with management would limit shareholder rights or have a negative impact on shareholder value.  Non-routine issues may include, but not be limited to, corporate restructuring/mergers and acquisitions, proposals affecting shareholder rights, anti-takeover issues, executive compensation, and social and political issues.  In cases where the number of shares in all stock option plans exceeds 10% of basic shares outstanding, Northern Cross generally votes against proposals that will increase shareholder dilution.  In general Northern Cross will vote against management regarding any proposal that allows management to issue shares during a hostile takeover.

Non Voting of Proxies
Northern Cross may not vote proxies if voting may be burdensome or expensive, or otherwise not in the best interest of clients.

Conflicts of Interest
Should Northern Cross have a conflict of interest with regard to voting a proxy, Northern Cross will disclose such conflict to the client and obtain client direction as to how to vote the proxy.

Record Keeping
The following records will be kept for each client: copies of Northern Cross’s proxy voting policies and procedures; copies of all proxy statements received; a record of each vote Northern Cross casts on behalf of the client along with any notes or documents that were material to making a decision on how to vote a proxy including an abstention on behalf of a client, including the resolution of any conflict; a copy of each written client request for information on how Northern Cross voted proxies on behalf of the client and a copy of any written response by the advisor.

This proxy policy will be distributed to all clients of Northern Cross and added to Northern Cross’s Part II of Form ADV.  A hard copy of the policy will be included in the Compliance Program and is available on request.

The Compliance Officer is responsible for implementing, monitoring and updating this policy, including reviewing decisions made on non-routine issues and potential conflicts of interest.  The Compliance Officer is also responsible for maintaining copies of all records and backup documentation in accordance with applicable record keeping requirements.  The Compliance Officer can delegate in writing any of his or her responsibilities under this policy to another person.

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Conflicts of Interest
From time to time, proxy voting proposals may raise conflicts between the interests of Northern Cross’s clients and the interests of Northern Cross, its employees, or its affiliates. Northern Cross must take certain steps designed to ensure, and must be able to demonstrate that those steps resulted in, a decision to vote the proxies that was based on the clients’ best interest and was not the product of the conflict.

The Compliance Officer is responsible for identifying proxy voting proposals that present a conflict of interest. If Northern Cross receives a proxy relating to an issuer that raises a conflict of interest, the Compliance Officer shall determine whether the conflict is “material” to any specific proposal included within the proxy. The Compliance Officer will record in writing the basis for any such determination.

NUANCE
Sub-Advisor to the Equity Fund

It is Nuance’s policy, where it has accepted responsibility to vote proxies on behalf a particular client, to vote such proxies in the best interest of its clients and ensure that the vote is not the product of an actual or potential conflict of interest. For client’s that are subject to ERISA, it is Nuance’s policy to follow the provisions of any ERISA plan’s governing documents in the voting of plan securities, unless it determines that to do so would breach its fiduciary duties under ERISA.

RESPONSIBILITY
Where Nuance has accepted responsibility to vote proxies on behalf a particular client, the Chief Investment Officer is responsible for ensuring that proxies are voted in a manner consistent with the proxy voting guidelines adopted by Nuance (the “Proxy Voting Guidelines”) and Nuance’s policies and procedures.

PROCEDURES
Nuance may vote client proxies where a client requests and Nuance accepts such responsibility, or in the case of an employee benefit plan, as defined by ERISA, where such responsibility has been properly delegated to, and assumed by, Nuance. In such circumstances Nuance will only cast proxy votes in a manner consistent with the best interest of its clients or, to the extent applicable, their beneficiaries. Nuance shall, in its Form ADV, generally disclose to clients information about these policies and procedures and how clients may obtain information on how Nuance voted their proxies when applicable. At any time, a client may contact Nuance to request information about how it voted proxies for their securities. It is generally Nuance’s policy not to disclose its proxy voting records to unaffiliated third parties or special interest groups.

Nuance’s Proxy Voting Committee will be responsible for monitoring corporate actions, making proxy voting decisions, and ensuring that proxies are submitted in a timely manner. The Proxy Voting Committee may delegate the responsibility to vote client proxies to one or more persons affiliated with Nuance (such person(s) together with the Proxy Voting Committee are hereafter collectively referred to as “Responsible Voting Parties”) consistent with the Proxy Voting Guidelines. Specifically, when Nuance receives proxy proposals where the Proxy Voting Guidelines outline its general position as voting either “for” or “against,” the proxy will be voted by one of the Responsible Voting Parties in accordance with Nuance’s Proxy Voting Guidelines. When Nuance receives proxy proposals where the Proxy Voting Guidelines do not contemplate the issue or otherwise outline its general position as voting on a case-by-case basis, the proxy will be forwarded to the Proxy Voting Committee, which will review the proposal and either vote the proxy or instruct one of the Responsible Voting Parties on how to vote the proxy.

It is intended that the Proxy Voting Guidelines will be applied with a measure of flexibility. Accordingly, except as otherwise provided in these policies and procedures, the Responsible Voting Parties may vote a proxy contrary to the Proxy Voting Guidelines if, in the sole determination of the Proxy Voting Committee, it is determined that such action is in the best interest of Nuance’s clients. In the exercise of such discretion, the Proxy Voting Committee may take into account a wide array of factors relating to the matter under consideration, the nature of the proposal, and the company involved. Similarly, poor past performance, uncertainties about management and future directions, and other factors may lead to a conclusion that particular proposals by an issuer present unacceptable investment risks and should not be supported. In addition, the proposals should be evaluated in context. For example, a particular proposal may be acceptable standing alone, but objectionable when part of an existing or proposed package, such as where the effect may be to entrench management. Special circumstances or instructions from clients may also justify casting different votes for different clients with respect to the same proxy vote.

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The Responsible Voting Parties will document the rationale for all proxies voted contrary to the Proxy Voting Guidelines. Such information will be maintained as part of Nuance’s recordkeeping process. In performing its responsibilities the Proxy Voting Committee may consider information from one or more sources including, but not limited to, management of the company presenting the proposal, shareholder groups, legal counsel, and independent proxy research services. In all cases, however, the ultimate decisions on how to vote proxies are made by the Proxy Voting Committee.

ERISA Plans
Plans managed by Nuance governed by ERISA shall be administered consistent with the terms of the governing plan documents and applicable provisions of ERISA. In cases where Nuance has been delegated sole proxy voting discretion, these policies and procedures will be followed subject to the fiduciary responsibility standards of ERISA. These standards generally require fiduciaries to act prudently and to discharge their duties solely in the interest of participants and beneficiaries. The Department of Labor has indicated that voting decisions of ERISA fiduciaries must generally focus on the course that would most likely increase the value of the stock being voted.

The documents governing ERISA individual account plans may set forth various procedures for voting “employer securities” held by the plan. Where authority over the investment of plan assets is granted to plan participants, many individual account plans provide that proxies for employer securities will be voted in accordance with directions received from plan participants as to shares allocated to their plan accounts. In some cases, the governing plan documents may further provide that unallocated shares and/or allocated shares for which no participant directions are received will be voted in accordance with a proportional voting method in which such shares are voted proportionately in the same manner as are allocated shares for which directions from participants have been received.

Conflicts of Interest
Nuance may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. For example, Nuance may provide services to accounts owned or controlled by companies whose management is soliciting proxies. Nuance, along with any affiliates and/or employees, may also occasionally have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships.

If the Responsible Voting Parties become aware of any potential or actual conflict of interest relating to a particular proxy proposal, they will promptly report such conflict to the Proxy Voting Committee. Conflicts of interest will be handled in various ways depending on their type and materiality of the conflict. Nuance will take the following steps to ensure that its proxy voting decisions are made in the best interest of its clients and are not the product of such conflict:

Where the Proxy Voting Guidelines outline Nuance’s voting position, as either “for” or “against” such proxy proposal, voting will be in accordance with the its Proxy Voting Guidelines.

Where the Proxy Voting Guidelines outline Nuance’s voting position to be determined on a “case-by-case” basis for such proxy proposal, or such proposal is not contemplated in the Proxy Voting Guidelines, then one of the two following methods will be selected by the Proxy Voting Committee depending upon the facts and circumstances of each situation and the requirements of applicable law:

•	Vote the proxy in accordance with the voting recommendation of a non-affiliated third party vendor; or
•	Provide the client with sufficient information regarding the proxy proposal and obtain the client’s consent or direction before voting.

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Third Party Delegation
Nuance may delegate to a non-affiliated third party vendor, the responsibility to review proxy proposals and make voting recommendations to Nuance. The Chief Investment Officer will ensure that any third party recommendations followed will be consistent with the Proxy Voting Guidelines. In all cases, however, the ultimate decisions on how to vote proxies are made by the Proxy Voting Committee.

Mutual Fund
Nuance acts as an investment adviser to the Nuance Concentrated Value Fund, custodied at US Bank N.A. US Bank will prepare and file Form N-PX in accordance with Nuance’s proxy votes, as tracked by Proxy Edge. All proxies will be voted in accordance with any applicable investment restrictions of the fund and, to the extent applicable, any resolutions or other instructions approved by an authorized person of the fund. Nuance has oversight responsibility of the proper voting of proxies and the accuracy of the Form NPX filing. The Chief Compliance Office shall work with the Fund team to ensure accurate and timely filings are made.

Special Circumstances
Nuance may choose not to vote proxies in certain situations or for certain accounts, such as: (i) where a client has informed Nuance that they wish to retain the right to vote the proxy; (ii) where Nuance deems the cost of voting the proxy would exceed any anticipated benefit to the client; (iii) where a proxy is received for a client that has terminated Nuance’s services; (iv) where a proxy is received for a security that Nuance no longer manages (i.e., Nuance had previously sold the entire position); and/or (v) where the exercise of voting rights could restrict the ability of an account’s portfolio manager to freely trade the security in question (as is the case, for example, in certain foreign jurisdictions known as “blocking markets”).

In addition, certain accounts over which Nuance has proxy-voting discretion may participate in securities lending programs administered by the custodian or a third party. Because title to loaned securities passes to the borrower, Nuance will be unable to vote any security that is out on loan to a borrower on a proxy record date. If Nuance has investment discretion, however, Nuance shall reserve the right to instruct the lending agent to terminate a loan in situations where the matter to be voted upon is deemed to be material to the investment and the benefits of voting the security are deemed to outweigh the costs of terminating the loan.

SANDS CAPITAL
Sub-Advisor to the Equity Fund

Policy

It is the policy of Sands Capital to vote client proxies in the best interest of its clients.  Proxies are an asset of a client account, which should be treated by Sands Capital with the same care, diligence, and loyalty as any asset belonging to a client.  Consideration will be given to both the short and long term implications of each proposal to be voted on.

Any general or specific proxy voting guidelines provided by an advisory client or its designated agent in writing will supersede this policy.  Clients may wish to have their proxies voted by an independent third party or other named fiduciary or agent, at the client’s expense.

Procedures for Sands Capital’s Receipt of Class Actions

The following procedures outline Sands Capital’s receipt of “Class Action” documents from clients and custodians:

Sands Capital will not file “Class Actions” on behalf of any client.  If “Class Action” documents are received by Sands Capital from a client’s custodian, Sands Capital will make a best effort to forward the documents to the client.  Likewise if “Class Action” documents are received by Sands Capital from a client, Sands Capital will make a best effort to gather, at the client’s request, any requisite information it has regarding the matter and forward it to the client, to enable the client to file the “Class Action”.

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Proxy Committee

Sands Capital has established a Proxy Committee.  The Proxy Committee consists of three permanent members (the Chief Operating Officer, Director of Client Services, Director of Compliance) and one or more rotating members (portfolio managers).  The Proxy Committee meets at least annually and as necessary to fulfill its responsibilities.  A majority of the members of the Proxy Committee constitutes a quorum for the transaction of business.  The Director of Client Services acts as secretary of the Proxy Committee and maintains a record of Proxy Committee meetings and actions.

The Proxy Committee is responsible for (i) the oversight and administration of proxy voting on behalf of Sands Capital’s clients, including developing, authorizing, implementing and updating this Proxy Voting Policy and Procedures; (ii) overseeing the proxy voting process; and (iii) engaging and overseeing any third-party service provider as voting agent to receive proxy statements and/or to provide information, research or other services intended to facilitate the proxy voting decisions made by Sands Capital.  The Proxy Committee reviews reports on Sands Capital’s proxy voting activity at least annually and as necessary to fulfill its responsibilities.

The Proxy Committee has developed a set of criteria for evaluating proxy issues.  These criteria and general voting guidelines are set forth in Sands Capital’s Proxy Voting Guidelines (the “Guidelines”).  The Proxy Committee may amend or supplement the Guidelines from time to time.  All Guidelines are to be applied generally and not absolutely, such that Sands Capital’s evaluation of each proposal will be performed in the context of the Guidelines giving appropriate consideration to the circumstances of the company whose proxy is being voted.

In the event that Sands Capital votes the same proxy in two directions, it shall maintain documentation to support its voting (this may occur if a client requires Sands Capital to vote a certain way on an issue, while Sands Capital deems it beneficial to vote in the opposite direction for its other clients) in the permanent file.

Resolution:

Sands Capital realizes that, due to the difficulty of predicting and identifying all material conflicts, it must rely on its Staff Members to notify the Director of Client Services and/or the CCO of any material conflict that may impair Sands Capital’s ability to vote proxies in an objective manner.  Upon such notification, the Director of Client Services and or the CCO will notify the Proxy Committee of the conflict.

In the event that the Proxy Committee determines that Sands Capital has a conflict of interest with respect to a proxy proposal, the Proxy Committee shall also determine whether the conflict is “material” to that proposal.  The Proxy Committee may determine on a case-by-case basis that a particular proposal does not involve a material conflict of interest.  To make this determination, the Proxy Committee must conclude that the proposal is not directly related to Sands Capital’s conflict with the issuer.  If the Proxy Committee determines that a conflict is not material, then Sands Capital may vote the proxy in accordance with the recommendation of the Research Analyst.

In the event that the Proxy Committee determines that Sands Capital has a material conflict of interest with respect to a proxy proposal, Sands Capital will vote on the proposal in accordance with the determination of the Proxy Committee.  Prior to voting on the proposal, Sands Capital may (i) contact an independent third party (such as another plan fiduciary) to recommend how to vote on the proposal and vote in accordance with the recommendation of such third party (or have the third party vote such proxy); or (ii) with respect to client accounts that are not subject to ERISA, fully disclose the nature of the conflict to the client and obtain the client’s consent as to how Sands Capital will vote on the proposal (or otherwise obtain instructions from the client as to how the proxy should be voted).

Loaned Securities

When Sands Capital client participates in a securities lending program, Sands Capital will not be able to vote the proxy of the shares out on loan.  Sands Capital will generally not seek to recall for voting the client shares on loan.  However, under rare circumstances, for voting issues that may have a particularly significant impact on the investment, Sands Capital may request a client to recall securities that are on loan if Sands Capital determines that the benefit of voting outweighs the costs and lost revenue to the client and the administrative burden of retrieving the securities.  The research analyst who is responsible for voting the proxy will notify the Proxy Committee in the even they believe a recall of loaned securities is necessary.

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In determining whether a recall of a security is warranted (“Significant Event”), Sands Capital will take into consideration whether the benefit of the vote would be in the client’s best interest despite the costs and the lost revenue to the client and the administrative burden of retrieving the securities.  Sands Capital may utilize third-party service providers to assist it in identifying and evaluating whether an event constitutes a Significant Event.  The Proxy Committee will review the proxy proposals that have been determined to be Significant Events from time to time and will adjust the foregoing standard as it deems necessary.

Proxies of Certain Non-U.S. Issuers

It is Sands Capital’s policy to seek to vote all proxies for securities held in client accounts for which Sands Capital has proxy voting authority where Sands Capital can reasonably determine that voting such proxies will be in the best interest of its clients.

Voting proxies of issuers in non-U.S. markets may give rise to a number of administrative/operational issues that may cause Sands Capital to determine that voting such proxies are not in the best interest of its clients or that it is not reasonably possible to determine whether voting such proxies will be in the best interests of its clients.

Proxy Solicitation

As a matter of practice, it is Sands Capital’s policy to not reveal or disclose to any client how Sands Capital may have voted (or intends to vote) on a particular proxy until after such proxies have been counted at a shareholder’s meeting.

The Director of Client Services is to be promptly informed of the receipt of any solicitation from any person to vote proxies on behalf of clients.  At no time may any Staff Member accept any remuneration in the solicitation of proxies.  The Director of Client Services shall handle all responses to such solicitations.

Responsibility

The Director of Client Services is responsible for overseeing and implementing this policy.

THIRD AVENUE
Sub-Advisor to the International Fund

Third Avenue has adopted proxy voting policies and procedures for the voting of proxies on behalf of client accounts for which Third Avenue has voting discretion, including the International Fund.  Under Third Avenue's proxy voting policy, client portfolio securities must be voted in the best interests of its clients.

Normally, Third Avenue exercises proxy voting discretion on particular types of proposals in accordance with guidelines set forth in its proxy voting policy. The proxy guidelines address, for example, proposals by a company for elections of directors, implementation of classified boards, cumulative voting and blank check preferred stock. The guidelines are subject to exceptions on a case-by-case-basis, as discussed below.  On issues not specifically addressed by the guidelines, Third Avenue will analyze how the proposal may affect the value of the client holding the security and will vote in accordance with what it believes to be the best interests of client and its shareholders.  Third Avenue will normally abstain from voting when it believes the cost of voting will exceed the expected benefit to investment advisory clients.  The most common circumstances where Third Avenue would elect not to vote involve foreign proxies and securities out on loan.  In addition, Third Avenue may be restricted from voting proxies of a given issuer during certain periods if it has made certain regulatory filings with respect to that issuer.

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Third Avenue’s legal department oversees the administration of proxy voting and is responsible for processing proxies on securities held by Third Avenue’s clients.  The General Counsel or his designee receives proxy material from Third Avenue’s proxy agent, Broadridge, or the accounting department.  The proxies are presented to Third Avenue’s portfolio managers and research analysts who may have particular familiarity with the matter to be voted.  The main analyst or portfolio manager for the security in question determines how the proxies will be voted applying Third Avenue’s guidelines.  Third Avenue’s General Counsel or his designee field any potential conflict issues and document voting determinations.  Any exception to policy guidelines must be documented in writing.  A member of the legal/compliance department votes the proxies in accordance with determinations reached under the process described above.

Any employee of Third Avenue who may have a direct or indirect influence on proxy voting decisions who becomes aware of a potential or actual conflict of interest in voting a proxy or the appearance of a conflict of interest is required to bring the issue to Third Avenue’s General Counsel.  The General Counsel will analyze each potential or actual conflict presented to determine materiality and will document each situation and its resolution. When presented with an actual or potential conflict in voting a proxy, the General Counsel is required to address the matter using an appropriate method to assure that the proxy vote is free from any improper influence, by (1) determining that there is no conflict or that it is immaterial, (2) ensuring that Third Avenue votes in accordance with a predetermined policy, (3) engaging an independent third-party professional to vote the proxy or advise Third Avenue how to vote,(4) discussing the matter with Third Avenue’s CCO, or (5) discussing the matter with the client and obtaining direction on how to vote the client’s securities.

THORNBURG
Sub-Advisor to the International Fund

The following summarizes Thornburg’s procedures for voting securities in each account managed by Thornburg, for the benefit of and in the best interest of the client.  The policy provides procedures for assembling voting information and applying the informed expertise and judgment of Thornburg’s personnel on a timely basis in pursuit of the above-stated voting objectives.

A further element of Thornburg’s policy is that while voting on all issues presented should be considered, voting on all issues is not required.  Some issues presented for a vote of security holders are not relevant to the policy’s voting objectives, or it is not reasonably possible to ascertain what effect, if any, a vote on a given issue may have on the value of an investment.  Accordingly, Thornburg may abstain from voting or decline a vote in those cases where there is no relationship between the issue and the enhancement or preservation of an investment’s value.

It is also important to the pursuit of the policy’s voting objectives that Thornburg be able to substitute its judgment in any specific situation for a presumption in the policy where strict adherence to the presumption could reasonably be expected by Thornburg, based upon the information then available (including, but not limited, to media and expert commentary and outside professional advice and recommendations sought by Thornburg on the issue), to be inconsistent with the objectives of the policy.  Accordingly, Thornburg may substitute its judgment in a specific voting situation described in the preceding sentence, except where explicitly prohibited by a client or the policy.

The key functions of Thornburg’s Proxy Voting Coordinator include:

(a)           Collecting and assembling proxy statements and other communications pertaining to proxy voting, together with proxies or other means of voting or giving voting instructions, and providing those materials to the appropriate portfolio managers to permit timely voting of proxies;

(b)           Collecting recommendations, analyses, commentary and other information respecting subjects of proxy votes, from service providers engaged by Thornburg and other services specified by portfolio managers, and providing this information to the appropriate portfolio managers to permit evaluation of proxy voting issues;

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(c)           Providing to appropriate portfolio managers any specific voting instructions from clients;

(d)           Collecting proxy votes or instructions from portfolio managers and transmitting the votes or instructions to the appropriate custodians, brokers, nominees or other persons (which may include proxy voting services or agents engaged by Thornburg);

(e)           Accumulating voting results as set forth in Thornburg’s policy and transmitting that information to Thornburg’s Compliance Officer; and

(f)           Participating in the annual review of Thornburg’s policy.

The Proxy Voting Coordinator may, with the approval of the President of Thornburg, delegate any portion or all of any one or more of these functions to one or more other individuals employed by Thornburg.  Any portion or all of any one or more of these functions also may be performed by service providers engaged by Thornburg.

The Proxy Voting Coordinator shall obtain proxy statements and other communications pertaining to proxy voting, together with proxies or other means of voting or giving voting instructions to custodians, brokers, nominees, tabulators or others in a manner to permit voting on relevant issues in a timely manner.  Thornburg may engage service providers and other third parties to assemble this information, digest or abstract the information where necessary or desirable, and deliver it to the individuals assigned by Thornburg to evaluate proxy voting issues.

The portfolio manager responsible for management of a specific account is responsible for timely voting (or determining not to vote in appropriate cases) proxies relating to securities in the account in accordance with the policy.  The portfolio manager may delegate voting responsibilities to one or more other portfolio managers or other individuals.  Portfolio managers are authorized to consider voting recommendations and other information and analysis from service providers (including proxy voting services) engaged by Thornburg.

In any case where a portfolio manager determines that a proxy vote involves an actual conflict of interest, and the proxy vote relates to the election of a director in a uncontested election or ratification of selection of independent accountants, the portfolio manager shall vote the proxy in accordance with the recommendation of any proxy voting service previously engaged by Thornburg.  If no such recommendation is available, or if the proxy vote involves any other matters, the portfolio manager shall immediately refer the vote to the client for direction on the voting of the proxy or consent to vote in accordance with the portfolio manager’s recommendation.  In all cases where such a vote is referred to the client, Thornburg shall disclose the conflict of interest to the client.

TURNER
Sub-Advisor to the Smaller Companies Fund

Turner acts as a fiduciary in relation to its clients and the assets entrusted by them to its management.  Where the assets placed in Turner’s care include shares of corporate stock, and except where the client has expressly reserved to itself or another party the duty to vote proxies, it is Turner’s duty as a fiduciary to vote all proxies relating to such shares.

Duties with Respect to Proxies:

Turner has an obligation to vote all proxies appurtenant to shares of corporate stock owned by its client accounts in the best interests of those clients.  In voting these proxies, Turner may not be motivated by, or subordinate the client’s interests to, its own objectives or those of persons or parties unrelated to the client.  Turner will exercise all appropriate and lawful care, skill, prudence and diligence in voting proxies, and shall vote all proxies relating to shares owned by its client accounts and received by Turner.  Turner shall not be responsible, however, for voting proxies that it does not receive in sufficient time to respond.

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Delegation to Proxy Voter Services:

In order to carry out its responsibilities in regard to voting proxies, Turner must track all shareholder meetings convened by companies whose shares are held in Turner client accounts, identify all issues presented to shareholders at such meetings, formulate a principled position on each such issue and ensure that proxies pertaining to all shares owned in client accounts are voted in accordance with such determinations.

Consistent with these duties, Turner has delegated certain aspects of the proxy voting process to Institutional Shareholder Services, and its Proxy Voter Services (PVS) subsidiary.  PVS is a separate investment adviser registered under the Investment Advisers Act of 1940, as amended.  Under an agreement entered into with Turner, PVS has agreed to vote proxies in accordance with recommendations developed by PVS and overseen by Turner, except in those instances where Turner has provided it with different direction.

PVS’s voting recommendations typically favor the interests of the shareholder/owner rather than a company’s management. Turner’s long-standing practice has been to follow voting guidelines of this type.  Although Turner has not chosen PVS or its services for this reason, its engagement of PVS could be interpreted as helpful to maintaining or attracting clients or potential clients supportive of shareholder/owner rights. In this respect its engagement of PVS potentially presents a conflict of interest for Turner, which has a number of clients concerned with shareholder/owner rights, including but not limited to public plans and unions.

It should be emphasized that any client or potential client of Turner need not delegate the voting of proxies to Turner (and thus indirectly to PVS as overseen by Turner), and may instead direct its custodian or another party to undertake this responsibility.  Alternatively, a client or potential client may direct Turner to vote following guidelines it selects rather than following the Turner selected PVS guidelines if its preference is to follow voting guidelines that typically favor the interests of company management.  Turner will provide upon request a copy of the current proxy voting guidelines followed by PVS to assist you in this evaluation.

Review and Oversight:

Turner has reviewed the methods used by PVS to identify and track shareholder meetings called by publicly traded issuers throughout the United States and around the globe.  Turner has satisfied itself that PVS operates a system reasonably designed to identify all such meetings and to provide Turner with timely notice of the date, time and place of such meetings.  Turner has further reviewed the principles and procedures employed by PVS in making recommendations on voting proxies on each issue presented, and has satisfied itself that PVS’s recommendations are: (i) based upon an appropriate level of diligence and research, and (ii) designed to further the interests of shareholders and not serve other unrelated or improper interests.  Turner, either directly or through its duly-constituted Proxy Committee, shall review its determinations as to PVS at least annually.

Notwithstanding its belief that PVS’s recommendations are consistent with the best interests of shareholders and appropriate to be implemented for Turner’s client accounts, Turner has the right and the ability to depart from a recommendation made by PVS as to a particular vote, slate of candidates or otherwise, and can direct PVS to vote all or a portion of the shares owned for client accounts in accordance with Turner’s preferences.  PVS is bound to vote any such shares subject to that direction in strict accordance with all such instructions.  Turner, through its Proxy Committee, reviews on a regular basis the overall shareholder meeting agenda, and seeks to identify shareholder votes that warrant further review based upon either (i) the total number of shares of a particular company stock that Turner holds for its clients accounts, or (ii) the particular subject matter of a shareholder vote, such as board independence or shareholders’ rights issues.  In determining whether to depart from a PVS recommendation, the Turner Proxy Committee looks to its view of the best interests of shareholders, and provides direction to PVS only where in Turner’s view departing from the PVS recommendation appears to be in the best interests of Turner’s clients as shareholders.  The Proxy Committee keeps minutes of its determinations in this regard.

The Turner Proxy Committee has only very infrequently departed from the PVS recommendation, and clients should expect that the PVS recommendation will be followed for the vast majority of votes.

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Conflicts of Interest:

Turner stock is not publicly traded, and Turner is not otherwise affiliated with any issuer whose shares are available for purchase by client accounts.  Further, no Turner affiliate currently provides brokerage, underwriting, insurance, banking or other financial services to issuers whose shares are available for purchase by client accounts.

Where a client of Turner is a publicly traded company in its own right, Turner may be restricted from acquiring that company’s securities for the client’s benefit.  Further, while Turner believes that any particular proxy issues involving companies that engage Turner, either directly or through their pension committee or otherwise, to manage assets on their behalf, generally will not present conflict of interest dangers for the firm or its clients, in order to avoid even the appearance of a conflict of interest, the Proxy Committee will determine, by surveying the Firm’s employees or otherwise, whether Turner, an affiliate or any of their officers has a business, familial or personal relationship with a participant in a proxy contest, the issuer itself or the issuer’s pension plan, corporate directors or candidates for directorships.  In the event that any such relationship is found to exist, the Proxy Committee will take appropriate steps to ensure that any such relationship (or other potential conflict of interest), does not influence Turner’s or the Committee’s decision to provide direction to PVS on a given vote or issue.  Further to that end, Turner will adhere to all recommendations made by PVS in connection with all shares issued by such companies and held in Turner client accounts, and, absent extraordinary circumstances that will be documented in writing, will not subject any such proxy to special review by the Proxy Committee.

As discussed above, Turner’s selection of PVS may be considered a potential conflict of interest. Turner will in all instances seek to resolve any conflicts of interests that may arise prior to voting proxies or selecting a proxy voting agent/research provider in a manner that reflects the best interests of its clients.

Securities Lending:

Turner will generally not vote nor seek to recall in order to vote shares on loan in connection with client administered securities lending programs, unless it determines that a vote is particularly significant.  Seeking to recall securities in order to vote them even in these limited circumstances may nevertheless not result in Turner voting the shares because the securities are unable to be recalled in time from the party with custody of the securities, or for other reasons beyond Turner’s control. Clients that participate in securities lending programs should expect that Turner will not frequently vote or seek to recall in order to vote shares that are on loan.

Obtaining Proxy Voting Information:

To obtain information on how Turner voted proxies or for a copy of current PVS guidelines, please contact:

Andrew Mark, Chief Technology and Operations Officer
c/o Turner Investments, L.P.
1205 Westlakes Drive, Suite 100
Berwyn, PA 19312

Recordkeeping:

Turner shall retain its (i) proxy voting policies and procedures; (ii) proxy statements received regarding client statements; (iii) records or votes it casts on behalf of clients; (iv) records of client requests for proxy voting information, and (v) any documents prepared by Turner that are material in making a proxy voting decision.  Such records may be maintained with a third party, such as PVS, that will provide a copy of the documents promptly upon request.

Adopted:  July 1, 2003
Last revised:  June 15, 2009

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WATER ISLAND
Sub-Advisor to the Alternative Strategies Fund

Water Island intends to exercise a voice on behalf of its shareholders and clients in matters of corporate governance through the proxy voting process. Water Island takes their fiduciary responsibilities very seriously and believes the right to vote proxies is a significant asset of shareholders and clients. Water Island exercises its voting responsibilities as a fiduciary, solely with the goal of maximizing the value of our shareholders’ and clients’ investments.

Water Island votes proxies solely in the interests of its clients and believes that any conflict of interest must be resolved in the way that will most benefit its clients. Since the quality and depth of management is a primary factor considered when investing in a company, Water Island gives substantial weight to the recommendation of management on any issue. However, Water Island will consider each issue on its own merits, and the position of a company’s management will not be supported in any situation where it is found not to be in the best interests of Water Island’s clients.

Water Island recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients. Such circumstances may include, but are not limited to, situations where Water Island or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. Water Island shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of Water Island with respect to voting proxies on behalf of clients, both as a result of the employee’s personal relationships and due to circumstances that may arise during the conduct of Water Island’s business, and to bring conflicts of interest of which they become aware to the attention of Water Island. Water Island shall not vote proxies relating to such issuers on behalf of its client accounts until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been agreed upon by the Board.  A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence Water Island’s decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If Water Island determines that a conflict of interest is not material, Water Island may vote proxies notwithstanding the existence of a conflict.

WELLINGTON MANAGEMENT
Sub-Advisor to the International Fund

Introduction

Wellington Management has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best economic interests of its clients around the world. Wellington Management’s Proxy Voting Guidelines (the “Guidelines”), which are incorporated by reference to these Global Proxy Policy and Procedures, set forth the sets of guidelines that Wellington Management uses in voting specific proposals presented by the boards of directors or shareholders of companies whose securities are held in client portfolios for which Wellington Management has voting discretion. While the Guidelines set forth general sets of guidelines for voting proxies, it should be noted that these are guidelines and not rigid rules. Many of the Guidelines are accompanied by explanatory language that describes criteria that may affect our vote decision. The criteria as described are to be read as part of the guideline, and votes cast according to the criteria will be considered within guidelines. In some circumstances, the merits of a particular proposal may cause us to enter a vote that differs from the Guidelines.

Statement of Policy

As a matter of policy, Wellington Management:

1.	Takes responsibility for voting client proxies only upon a client’s written request.

2.	Votes all proxies in the best interests of its clients as shareholders, i.e., to maximize economic value.

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3.
Develops and maintains broad guidelines setting out positions on common proxy issues, but also considers each proposal in the context of the issuer, industry, and country or countries in which its business is conducted.

4.
Evaluates all factors it deems relevant when considering a vote, and may determine in certain instances that it is in the best interest of one or more clients to refrain from voting a given proxy ballot.

5.	Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

6.	Believes that sound corporate governance practices can enhance shareholder value and therefore encourages consideration of an issuer’s corporate governance as part of the investment process.

7.	Believes that proxy voting is a valuable tool that can be used to promote sound corporate governance to the ultimate benefit of the client as shareholder.

8.
Provides all clients, upon request, with copies of these Global Proxy Policy and Procedures, the Guidelines, and related reports, with such frequency as required to fulfill obligations under applicable law or as reasonably requested by clients.

9.
Reviews regularly the voting record to ensure that proxies are voted in accordance with these Global Proxy Policy and Procedures and the Guidelines; and ensures that procedures, documentation, and reports relating to the voting of proxies are promptly and properly prepared and disseminated.

Responsibility and Oversight

Wellington Management has a Corporate Governance Committee, established by action of the firm’s Executive Committee that is responsible for the review and approval of the firm’s written Global Proxy Policy and Procedures and the Guidelines, and for providing advice and guidance on specific proxy votes for individual issuers. The firm’s Legal and Compliance Group monitors regulatory requirements with respect to proxy voting on a global basis and works with the Corporate Governance Committee to develop policies that implement those requirements. Day-to-day administration of the proxy voting process at Wellington Management is the responsibility of the Global Research Services Group. In addition, the Global Research Services Group acts as a resource for portfolio managers and research analysts on proxy matters, as needed.

Statement of Procedures

Wellington Management has in place certain procedures for implementing its proxy voting policy.

General Proxy Voting

Authorization to Vote

Wellington Management will vote only those proxies for which its clients have affirmatively delegated proxy-voting authority.

Receipt of Proxy

Proxy materials from an issuer or its information agent are forwarded to registered owners of record, typically the client’s custodian bank. If a client requests that Wellington Management votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent. Wellington Management, or its voting agent, may receive this voting information by mail, fax, or other electronic means.

Reconciliation

To the extent reasonably practicable, each public security proxy received by electronic means is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due. Although proxies received for private securities, as well as those received in non-electronic format, are voted as received, Wellington Management is not able to reconcile these proxies to holdings, nor does it notify custodians of nonreceipt.

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Research

In addition to proprietary investment research undertaken by Wellington Management investment professionals, the firm conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance around the world and of current practices of specific companies.

Proxy Voting

Following the reconciliation process, each proxy is compared against the Guidelines, and handled as follows:

•
Generally, issues for which explicit proxy voting guidance is provided in the Guidelines (i.e., “For”, “Against”, “Abstain”) are reviewed by the Global Research Services Group and voted in accordance with the Guidelines.

•
Issues identified as “case-by-case” in the Guidelines are further reviewed by the Global Research Services Group. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

•
Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients’ proxies.

Material Conflict of Interest Identification and Resolution Processes

Wellington Management’s broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Corporate Governance Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Corporate Governance Committee encourages all personnel to contact the Global Research Services Group about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Corporate Governance Committee to determine if there is a conflict, and if so whether the conflict is material.

If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Corporate Governance Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Corporate Governance Committee should convene. Any Corporate Governance Committee member who is himself or herself subject to the identified conflict will not participate in the decision on whether and how to vote the proxy in question.

Other Considerations

In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.

Securities Lending

Wellington Management may be unable to vote proxies when the underlying securities have been lent out pursuant to a client’s securities lending program. In general, Wellington Management does not know when securities have been lent out and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

Share Blocking and Re-registration

Certain countries require shareholders to stop trading securities for a period of time prior to and/or after a shareholder meeting in that country (i.e., share blocking). When reviewing proxies in share blocking countries, Wellington Management evaluates each proposal in light of the trading restrictions imposed and determines whether a proxy issue is sufficiently important that Wellington Management would consider the possibility of blocking shares. The portfolio manager retains the final authority to determine whether to block the shares in the client’s portfolio or to pass on voting the meeting.

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In certain countries, re-registration of shares is required to enter a proxy vote. As with share blocking, re-registration can prevent Wellington Management from exercising its investment discretion to sell shares held in a client’s portfolio for a substantial period of time. The decision process in blocking countries as discussed above is also employed in instances where re-registration is necessary.

Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs

Wellington Management may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances. Proxy materials not delivered in a timely fashion may prevent analysis or entry of a vote by voting deadlines. In addition, Wellington Management's practice is to abstain from voting a proxy in circumstances where, in its judgment, the costs exceed the expected benefits to clients. Requirements for Powers of Attorney and consularization are examples of such circumstances.

Additional Information

Wellington Management maintains records of proxies voted pursuant to Section 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws.

Wellington Management’s Global Proxy Policy and Procedures may be amended from time to time by Wellington Management. Wellington Management provides clients with a copy of its Global Proxy Policy and Procedures, including the Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.

WELLSCAP
Sub-Advisor to the Equity Fund and the Smaller Companies Fund

Pursuant to Rule 206(4)-6 under the Advisers Act, WellsCap has adopted Proxy Voting Policies and Procedures that it believes are reasonably designed to ensure that proxies are voted in the best interest of shareholders.  WellsCap exercises its voting responsibility, as a fiduciary, with the goal of maximizing value to shareholders consistent with the governing laws and investment policies of each portfolio. While securities are not purchased to exercise control or to seek to effect corporate change through share ownership, WellsCap supports sound corporate governance practices within companies in which they invest.

WellsCap utilizes an independent third-party (“Third-Party”), currently ISS, for voting proxies and proxy voting analysis and research. WellsCap has adopted as its proxy voting guidelines the standard platform developed by ISS. In addition, clients may elect to have WellsCap vote proxies in accordance with guidelines established pursuant to platforms, e.g., Taft-Hartley, to meet their specific business requirements.

To fulfill its fiduciary duties with respect to proxy voting, WellsCap has designated an officer to administer and oversee the proxy voting process and to monitor the Third-Party to ensure its compliance with the Proxy Guidelines.

WellsCap believes that, in most instances, material conflicts of interest can be minimized through a strict and objective application by the Third-Party of the Proxy Guidelines. In cases where WellsCap is aware of a material conflict of interest regarding a matter that would otherwise require its vote, it will defer to the Third-Party as to how to vote on such matter in accordance with the voting guidelines of the Third-Party. In addition, WellsCap will seek to avoid any undue influence as a result of any material conflict of interest that may exist between the interests of a client and WellsCap or any of its affiliates. To this end, for any Wells Fargo proxy, shares will be voted as directed by an independent fiduciary engaged by Wells Fargo and Company.

MORE INFORMATION ABOUT PROXY VOTING

The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30, 2013, are available without charge, upon request, by calling toll-free, 1-800-960-0188 or by accessing the SEC’s website at www.sec.gov.  In addition, a copy of the Funds’ proxy voting policies and procedures are also available without charge, upon request, by calling 1-800-960-0188.

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ADMINISTRATOR

U.S. Bancorp Fund Services, LLC (the “Administrator”), has agreed to be responsible for providing such services as the Trustees may reasonably request, including but not limited to (i) maintaining the Trust’s books and records (other than financial or accounting books and records maintained by any custodian, transfer agent or accounting services agent); (ii) overseeing the Trust’s insurance relationships; (iii) preparing for the Trust (or assisting counsel and/or auditors in the preparation of) all required tax returns, proxy statements and reports to the Trust’s shareholders and Trustees and reports to and other filings with the SEC and any other governmental agency (the Trust agreeing to supply or cause to be supplied to the Administrator all necessary financial and other information in connection with the foregoing); (iv) preparing such applications and reports as may be necessary to register or maintain the Trust’s registration and/or the registration of the shares of the Trust under the securities or “blue sky” laws of the various states selected by the Trust (the Trust agreeing to pay all filing fees or other similar fees in connection therewith); (v) responding to all inquiries or other communications of shareholders, if any, that are directed to the Administrator, or if any such inquiry or communication is more properly to be responded to by the Trust’s custodian, transfer agent or accounting services agent, overseeing their response thereto; (vi) overseeing all relationships between the Trust and any custodian(s), transfer agent(s) and accounting services agent(s), including the negotiation of agreements and the supervision of the performance of such agreements; (vii) together with the Advisor, monitoring compliance by the Sub-Advisors with tax, securities and other applicable requirements; and (viii) authorizing and directing any of the Administrator’s directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected.  All services to be furnished by the Administrator under this Agreement may be furnished through the medium of any such trustees, officers or employees of the Administrator.

The following table shows administrative fees paid to the Administrator during the last three years.

Year	Equity Fund	International Fund	Smaller Companies Fund	Alternative Strategies Fund*
2013
2012	$72,752	$318,614	$15,636	$73,217
2011	$79,659	$379,949	$16,241	$7,716
*	The Alternative Strategies Fund commenced operations on September 30, 2011.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Each Management Agreement states that, with respect to the segment of each Fund’s portfolio allocated to the applicable Sub-Advisor, the Sub-Advisor shall be responsible for broker-dealer selection and for negotiation of brokerage commission rates, provided that the Sub-Advisor shall not direct orders to an affiliated person of the Sub-Advisor without general prior authorization to use such affiliated broker or dealer by the Board.  In general, a Sub-Advisor’s primary consideration in effecting a securities transaction will be execution at the most favorable cost or proceeds under the circumstances.  In selecting a broker-dealer to execute each particular transaction, a Sub-Advisor may take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of each Fund on a continuing basis.  The price to each Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

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The aggregate dollar amounts of brokerage commissions paid by the Funds during the last three years are as follows:

Year	Equity Fund	International Fund	Smaller Companies Fund	Alternative Strategies Fund*
2013
2012	$417,591	$3,814,409	$253,347	$393,010
2011	$489,361	$5,736,041	$268,970	$48,151
*   The Alternative Strategies Fund commenced operations on September 30, 2011.

Of these amounts, the dollar amount of brokerage commissions paid to the brokers who furnished research services during the last three years are as follows:

Year	Equity Fund	International Fund	Smaller Companies Fund	Alternative Strategies Fund*
2013
2012	$ 125,365	$ 994,802	$ 86,204	$ 155,552
2011	159,881	1,065,020	103,855	14,676
*   The Alternative Strategies Fund commenced operations on September 30, 2011.

For the fiscal years ended December 31, 2013, 2012, and 2011, the Funds paid no commissions to broker-dealers affiliated with any of the Sub-Advisors.

Subject to such policies as the Advisor and the Board may determine, a Sub-Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by its Management  Agreement with a Fund or otherwise solely by reason of its having caused any Fund to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Sub-Advisor a commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Sub-Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Sub-Advisor’s or Advisor’s overall responsibilities with respect to each Fund or other advisory clients.  Each Sub-Advisor is further authorized to allocate the orders placed by it on behalf of each Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, the Advisor or any affiliate of either.  Such allocation shall be in such amounts and proportions as the Sub-Advisor shall determine.  Each Sub-Advisor shall report on such allocations regularly to the Advisor and the Trust, indicating the broker-dealers to whom such allocations have been made and the basis for such allocations.

On occasions when a Sub-Advisor deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of the Sub-Advisor, the Sub-Advisor, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution.  In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Advisor in the manner it considers to be the most equitable and consistent with its fiduciary obligations to each Fund and to such other clients.

The following Funds acquired securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) during the most recent fiscal year.

Fund	Broker	Amount
Alternative Strategies Fund	Citigroup Global Markets, Inc.	$ 129,605
	Morgan Stanley & Co., Inc.	$ 922,511
	J.P. Morgan Securities, Inc.	$ 418,292
	Merrill Lynch, Pierce, Fenner, & Smith, Inc.	$ 314,402

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Fund	Broker	Amount
International Fund	Credit Suisse Group AG	$36,637,959
	UBS AG	$23,274,877

Distribution of Fund Shares

The Funds’ principal underwriter is Quasar Distributors LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, or the Distributor.  The Distributor is engaged on a non-exclusive basis to assist in the distribution of shares in various jurisdictions.  The Distributor is compensated for performing this service by the Advisor and is not paid directly by the Funds.

Distribution Plan

As noted in the Prospectus, the Trust has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the “Distribution Plan”) on behalf of the Equity Fund, International Fund and Alternative Strategies Fund.

Under the Distribution Plan, the Equity Fund, International Fund and Alternative Strategies Fund are authorized to pay the Distributor for distribution services related to Investor Class shares (the “Distribution Fee”) at an annual rate of 0.25% of such Funds’ average daily net assets attributable to Investor Class shares. The Distribution Plan provides that the Distributor may use all or any portion of such Distribution Fee to finance any activity that is principally intended to result in the sale of such Funds’ Investor Class shares, subject to the terms of the Distribution Plan, or to provide certain shareholder services.

The Distribution Fee is payable to the Distributor regardless of the distribution-related expenses actually incurred.  Because the Distribution Fee is not directly tied to expenses, the amount of distribution fees paid by the Equity Fund, International Fund and Alternative Strategies Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan.  For this reason, this type of distribution fee arrangement is characterized by the staff of the SEC as a “compensation” plan.

The Distributor may use the Distribution Fee to pay for services covered by the Distribution Plan including, but not limited to, advertising, compensating underwriters, dealers and selling personnel engaged in the distribution of Fund shares, the printing and mailing of prospectuses, statements of additional information and reports to other than current Fund shareholders, the printing and mailing of sales literature, and obtaining whatever information, analyses and reports with respect to marketing and promotional activities that the Equity Fund, International Fund and Alternative Strategies Fund may, from time to time, deem advisable.

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PORTFOLIO TURNOVER

Although the Funds generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of a Sub-Advisor, investment considerations warrant such action.  Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year.  A 100% turnover rate would occur if all the securities in a Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year.  A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions as compared to the costs and taxable transactions of an investment company that holds investments for a longer period.  The Advisor does not expect each Fund’s portfolio turnover rate to exceed 150% in most years.

Portfolio turnover rates for the fiscal years ended December 31, 2013 and 2012 were as follows:

Portfolio Turnover Rates
	2013	2012
Equity Fund		74.03%
International Fund		107.28%
Smaller Companies Fund		142.07%
Alternative Strategies Fund*		160.54%

NET ASSET VALUE

The net asset value of a Fund’s shares will fluctuate and is determined as of the close of trading on the NYSE (currently, 4:00 p.m., Eastern time) each business day that the NYSE is open for trading.  The NYSE annually announces the days on which it will not be open for trading.  The most recent announcement indicates that the NYSE will not be open on the following days: New Year’s Day, Martin Luther King’s Birthday, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  However, the NYSE may close on days not included in that announcement.

The net asset value per share is computed by dividing the value of the securities held by a Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in a Fund outstanding at such time.

Generally, trading in and valuation of foreign securities is substantially completed each day at various times prior to the close of the NYSE.  In addition, trading in and valuation of foreign securities may not take place on every day in which the NYSE is open for trading.  In that case, the price used to determine a Fund’s net asset value on the last day on which such exchange was open will be used, unless the Board determines that a different price should be used.  Furthermore, trading takes place in various foreign markets on days in which the NYSE is not open for trading and on which a Fund’s net asset value is not calculated.  Occasionally, events affecting the values of such securities in U.S. dollars on a day on which a Fund calculates its net asset value may occur between the times when such securities are valued and the close of the NYSE which will not be reflected in the computation of a Fund’s net asset value unless the Board or its delegates deem that such events would materially affect the net asset value, in which case an adjustment would be made.

Generally, a Fund’s investments are valued on the basis of market quotations. Securities or assets for which market quotations are not available, or for which the pricing service approved by the Board does not provide a valuation or provides a valuation that in the judgment of the relevant Sub-Advisor, with the concurrence of the Advisor, is stale or does not represent the fair value of such securities or assets, shall be valued by the Valuation Committee in consultation with the Advisor, the relevant Sub-Advisor, and the Administrator pursuant to procedures approved by the Board.

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Each Fund’s securities, including ADRs, EDRs and GDRs, which are traded on securities exchanges, are generally determined on the basis of the last reported sale price on the exchange on which such securities are traded (or the NASDAQ official closing price for NASDAQ-reported securities, if such price is provided by the Funds’ accountant), as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price.  Securities that are traded on more than one exchange are valued on the exchange determined by the Sub-Advisors to be the primary market.  Securities traded in the over-the-counter market are valued at the mean between the last available bid and asked price prior to the time of valuation.  Securities and assets for which market quotations are not readily available (including restricted securities, which are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the direction of the Board.

Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above.  Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to a Fund if acquired within 60 days of maturity or, if already held by a Fund on the 60th day, based on the value determined on the 61st day.

Corporate debt securities, mortgage-related securities and asset-backed securities held by a Fund are valued on the basis of valuations provided by dealers in those instruments, by an independent pricing service and approved by the Board, or at fair value as determined in good faith by procedures approved by the Board.  Any such pricing service, in determining value, will use information with respect to transactions in the securities being valued, quotations from dealers, market transactions in comparable securities, analyses and evaluations of various relationships between securities and yield to maturity information.

An option that is written by a Fund is generally valued at the last sale price or, in the absence of the last sale price, the last offer price.  An option that is purchased by a Fund is generally valued at the last sale price or, in the absence of the last sale price, the last bid price.  The value of a futures contract is the last sale or settlement price on the exchange or board of trade on which the future is traded or, if no sales are reported, at the mean between the last bid and asked price.  When a settlement price cannot be used, futures contracts will be valued at their fair market value as determined by or under the direction of the Board.  If an options or futures exchange closes after the time at which a Fund’s net asset value is calculated, the last sale or last bid and asked prices as of that time will be used to calculate the net asset value.

Any assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the official exchange rate or, alternatively, at the mean of the current bid and asked prices of such currencies against the U.S. dollar last quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks.  If neither of these alternatives is available or both are deemed not to provide a suitable methodology for converting a foreign currency into U.S. dollars, the Board in good faith will establish a conversion rate for such currency.

All other assets of a Fund are valued in such manner as the Board in good faith deems appropriate to reflect their fair value.

TAXATION

TO ENSURE COMPLIANCE WITH IRS CIRCULAR 230, PROSPECTIVE INVESTORS ARE HEREBY NOTIFIED THAT (A) ANY DISCUSSION OF FEDERAL TAX ISSUES CONTAINED OR REFERRED TO IN THIS MEMORANDUM IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, BY PROSPECTIVE INVESTORS FOR THE PURPOSE OF AVOIDING PENALTIES THAT MAY BE IMPOSED ON THEM UNDER THE INTERNAL REVENUE CODE AND (B) SUCH DISCUSSION IS WRITTEN IN CONNECTION WITH THE PROMOTION OR MARKETING OF THE TRANSACTIONS OR MATTERS DISCUSSED HEREIN.

The following is a summary of certain material U.S. federal income tax consequences of acquiring, holding and disposing of the interests in the Funds.  It is based upon the Code, the U.S. Treasury Regulations promulgated thereunder, published rulings and court decisions, all as in effect on the data hereof and all of which are subject to change or differing interpretations at any time (possibly with retroactive effect).  This summary does not purport to deal with all of the U.S. federal income tax consequences applicable to a Fund or to all categories of investors, some of whom may be subject to special rules (including, without limitation, dealers in securities or currencies, financial institutions, life insurance companies, holders of Fund interests held as part of a “straddle,” “hedge” or “conversion transaction” with other investments, persons whose “functional currency” is not the U.S. dollar or persons for whom the Fund interests are not capital assets).  This discussion also does not address U.S. federal tax consequences other than income taxes (such as estate and gift tax consequences).  In addition, the following discussion generally applies only to “U.S. persons,” as defined for U.S. federal income tax purposes) who are beneficial owners of Fund interests.  A “U.S. person” is generally defined as (i) a citizen or resident of the United States, (ii) a corporation (or an entity treated as a corporation for federal income tax purposes) or partnership (or an entity or arrangement treated as a partnership for federal income tax purposes) created or organized in or under the law of the United States or any political subdivision thereof, (iii) an estate whose income is subject to U.S. federal income tax regardless of its source or (iv) a trust if (a) it is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (b) it has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a U.S. person.

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If a partnership (or other entity or arrangement treated as a partnership for U.S. federal income tax purposes) is an investor in the Funds, the U.S. federal income tax treatment of a partner in that partnership will generally depend on the status of the partner and the activities of the partnership.

The tax consequences of an investment in the Funds will depend not only on the nature of the Funds’ operations and the then applicable U.S. federal tax principles, but also on certain factual determinations that cannot be made at this time, and upon a particular investor’s individual circumstances.  No advance rulings have been sought from the Internal Revenue Service (the “IRS”).

IN VIEW OF THE FOREGOING, EACH PROSPECTIVE INVESTOR SHOULD CONSULT ITS OWN TAX ADVISOR REGARDING ALL THE U.S. FEDERAL, STATE, LOCAL AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES OF AN INVESTMENT IN THE FUNDS WITH SPECIFIC REFERENCE TO SUCH INVESTOR’S OWN PARTICULAR TAX SITUATION AND RECENT CHANGES IN APPLICABLE LAW.

Each Fund will be taxed, under the Code, as a separate entity from any other series of the Trust, and each Fund has elected to qualify for treatment as a regulated investment company (“RIC”) under Subchapter M of the Code.  In each taxable year that a Fund qualifies, a Fund (but not its shareholders) will be relieved of federal income tax on that part of its investment company taxable income (consisting generally of interest and dividend income, net short term capital gain and net realized gains from currency transactions) and net capital gain that is distributed to shareholders.

In order to qualify for treatment as a RIC, a Fund must distribute annually to shareholders at least 90% of its investment company taxable income and must meet several additional requirements.  Among these requirements are the following: (1) at least 90% of a Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to its business of investing in securities or currencies; (2) at the close of each quarter of a Fund’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items (including receivables), U.S. Government securities, securities of other RICs and other securities, limited in respect of any one issuer, to an amount that does not exceed 5% of the value of a Fund and that does not represent more than 10% of the outstanding voting securities of such issuer; and (3) at the close of each quarter of a Fund’s taxable year, not more than 25% of the value of its assets may be invested in (i) securities (other than U.S. Government securities or the securities of other RICs) of any one issuer, (ii) securities (other than the securities of other RICs) of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or (iii) securities of one or more of certain “publicly traded partnerships,” as such term is defined under the Code.

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Distributions of net investment income and net realized capital gains by a Fund will be taxable to shareholders whether made in cash or reinvested in shares.  In determining amounts of net realized capital gains to be distributed, any capital loss carryovers from prior years will be applied against capital gains to the extent permitted under the Code.  Shareholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of a Fund on the reinvestment date.  Fund distributions also will be included in individual and corporate shareholders’ income on which the alternative minimum tax may be imposed.

Each Fund or any securities dealer effecting a redemption of a Fund’s shares by a shareholder will be required to file information reports with the IRS with respect to distributions and payments made to the shareholder. In addition, a Fund will be required to withhold federal income tax at the rate of 28% on taxable dividends, redemptions and other payments made to accounts of individual or other non-exempt shareholders who have not furnished their correct taxpayer identification numbers and made certain required certifications on the account application or with respect to which a Fund or the securities dealer has been notified by the IRS that the number furnished is incorrect or that the account is otherwise subject to backup withholding.

Each Fund intends to declare and pay dividends and other distributions, as stated in the prospectus.  In order to avoid the payment of any federal excise tax based on net income, a Fund must declare on or before December 31 of each year, and pay on or before January 31 of the following year, distributions at least equal to 98% of its ordinary income for that calendar year and at least 98.2% of the excess of any capital gains over any capital losses realized in the one-year period ending October 31 of that year, together with any undistributed amounts of ordinary income and capital gains (in excess of capital losses) from the previous calendar year.

Certain U.S. shareholders, including individuals and estates and trusts, will be subject to an additional 3.8% net investment income tax on all or a portion of their “net investment income,” which should include dividends from the Funds and net gain from the disposition of shares of the Funds.  U.S. shareholders are urged to consult their tax advisors regarding the implications of the additional net investment income tax resulting from an investment in the Funds.

Each Fund may receive dividend distributions from U.S. corporations.  To the extent that a Fund receives such dividends and distributes them to its shareholders, and meets certain other requirements of the Code, corporate shareholders of a Fund may be entitled to the “dividends received” deduction, and individual shareholders may have “qualified dividend income,” which would be subject to tax at the shareholder’s maximum capital gains tax rate (0%, 15% or 20%).  Availability of the deduction and/or taxation at the maximum capital gains tax rate is subject to certain holding period and debt-financing limitations.

The use of hedging strategies, such as entering into futures contracts and forward contracts and purchasing options, involves complex rules that will determine the character and timing of recognition of the income received in connection therewith by a Fund.  Income from foreign currencies (except certain gains therefrom that may be excluded by future regulations) and income from transactions in options, futures contracts and forward contracts derived by a Fund with respect to its business of investing in securities or foreign currencies should qualify as permissible income under Subchapter M of the Code.

For accounting purposes, premiums paid by a Fund are recorded as an asset and are subsequently adjusted to the current market value of the option.  Any gain or loss realized by the Fund upon the expiration or sale of such options held by the Fund generally will be capital gain or loss.

Any security, option or other position entered into or held by a Fund that substantially diminishes the Fund’s risk of loss from any other position held by that Fund may constitute a “straddle” for federal income tax purposes.  In general, straddles are subject to certain rules that may affect the amount, character and timing of the Fund’s gains and losses with respect to straddle positions by requiring, among other things, that the loss realized on disposition of one position of a straddle be deferred until gain is realized on disposition of the offsetting position; that the Fund’s holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in the gain being treated as short-term capital gain rather than long-term capital gain); and that losses recognized with respect to certain straddle positions, which would otherwise constitute short-term capital losses, be treated as long-term capital losses.  Different elections are available to the Fund that may mitigate the effects of the straddle rules.

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Certain options, futures contracts and forward contracts that are subject to Section 1256 of the Code (“Section 1256 Contracts”) and that are held by a Fund at the end of its taxable year generally will be required to be “marked to market” for federal income tax purposes, that is, deemed to have been sold at market value.  Sixty percent of any net gain or loss recognized on these deemed sales and 60% of any net gain or loss realized from any actual sales of Section 1256 Contracts will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss.

Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions that may affect the amount, timing and character of income, gain or loss recognized by a Fund.  Under these rules, foreign exchange gain or loss realized with respect to foreign currency-denominated debt instruments, foreign currency forward contracts, foreign currency-denominated payables and receivables and foreign currency options and futures contracts (other than options and futures contracts that are governed by the mark-to-market and 60/40 rules of Section 1256 of the Code and for which no election is made) is treated as ordinary income or loss.  Some part of the Fund’s gain or loss on the sale or other disposition of shares of a foreign corporation may, because of changes in foreign currency exchange rates, be treated as ordinary income or loss under Section 988 of the Code, rather than as capital gain or loss.

Redemptions and exchanges of shares of a Fund will result in gains or losses for federal income tax purposes to the extent of the difference between the proceeds and the shareholder’s adjusted tax basis for the shares.  Any loss realized (to the extent it is allowed) upon the redemption or exchange of shares within six months from their date of purchase will be treated as a long-term capital loss to the extent of distributions of long-term capital gain dividends with respect to such shares during such six-month period.  All or a portion of a loss realized upon the redemption of shares of the Fund may be disallowed to the extent shares of the same Fund are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

During the year ended December 31, 2013, the Funds utilized the following amounts of capital loss carry forwards:

Capital Loss Carryover Utilized
Equity Fund	$
International Fund
Smaller Companies Fund
Alternative Strategies Fund

The capital loss carry forwards for each Fund were as follows:

	Capital Loss Carryover	Expires
Equity Fund
International Fund	$
$
$
$
Smaller Companies Fund	$
$
Alternative Strategies Fund	$
$

Distributions and redemptions may be subject to state and local taxes, and the treatment thereof may differ from the federal income tax treatment.  Foreign taxes may apply to non-U.S. investors.

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The above discussion and the related discussion in each prospectus are not intended to be complete discussions of all applicable tax consequences of an investment in the Funds.  Paul Hastings LLP, counsel to the Trust, has expressed no opinion in respect thereof.  Nonresident aliens and foreign persons are subject to different tax rules, and may be subject to withholding of up to 30% on certain payments received from a Fund.  Shareholders are advised to consult with their own tax advisers concerning the application of foreign, federal, state and local taxes to an investment in a Fund.

DIVIDENDS AND DISTRIBUTIONS

Dividends from a Fund’s investment company taxable income (whether paid in cash or invested in additional shares) will be taxable to shareholders as ordinary income to the extent of the Fund’s earnings and profits. Distributions of a Fund’s net capital gain (whether paid in cash or invested in additional shares) will be taxable to shareholders as long-term capital gain, regardless of how long they have held their Fund shares.

Dividends declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in one of such months will be deemed to have been paid by the Fund and received by the shareholders on the record date if the dividends are paid by the Fund during the following January.  Accordingly, such dividends will be taxed to shareholders for the year in which the record date falls.

The Funds are required to withhold 28% of all dividends, capital gain distributions and redemption proceeds payable to any individuals and certain other non-corporate shareholders who do not provide the Fund with a correct taxpayer identification number.  The Funds also are required to withhold 28% of all dividends and capital gain distributions paid to such shareholders who otherwise are subject to backup withholding.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”).  To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Distributor and the Funds’ transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and conducting a complete and thorough review of all new opening account applications.  The Fund will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Trust may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

GENERAL INFORMATION

The Trust is a Delaware statutory trust organized on August 1, 1996.  The Equity Fund commenced operations on December 31, 1996.  The International Fund commenced operations on December 1, 1997.  The Smaller Companies Fund commenced operations on June 30, 2003.  The Alternative Strategies Fund commenced operations on September 30, 2011.  The Agreement and Declaration of Trust permits the Trust to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in a Fund.  Each share represents an interest in a Fund proportionately equal to the interest of each other share.  Upon the Trust’s liquidation, all shareholders would share pro rata in the net assets of a Fund available for distribution to shareholders.  The Board has created five series of shares, and may create additional series in the future, which have separate assets and liabilities.  Income and operating expenses not specifically attributable to a particular Fund will be allocated fairly among the Funds by the Trustees, generally on the basis of the relative net assets of each Fund.

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The Trust has adopted a Multiple Class Plan pursuant to Rule 18f-3 under the 1940 Act on behalf of the Funds.  Currently, the Equity Fund, International Fund and Alternative Strategies Fund are each authorized to issue two classes of shares: Institutional Class shares and Investor Class shares.  The Smaller Companies Fund is authorized to issue one class of shares: Institutional Class shares.

Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a “majority” (as defined in the Rule) of the voting securities of each series affected by the matter.  Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants.  Rule 18f-2 contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series.  A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

Each Fund may hold special meetings and mail proxy materials.  These meetings may be called to elect or remove Trustees, change fundamental policies, approve an investment advisory contract or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy.  Each Fund will mail proxy materials in advance, including a voting card and information about the proposals to be voted on.  The number of votes each shareholder is entitled to is based on the number of shares he or she owns.  Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares) and may vote in the election of Trustees and on other matters submitted to meetings of shareholders.  It is not contemplated that regular annual meetings of shareholders will be held.

The Equity Fund, the International Fund, the Smaller Companies Fund, and the Alternative Strategies Fund are the only operating series of shares of the Trust.  The Board may, at its own discretion, create additional series of shares.  The Agreement and Declaration of Trust contains an express disclaimer of shareholder liability for the Trust’s acts or obligations and provides for indemnification and reimbursement of expenses out of the Trust’s property for any shareholder held personally liable for its obligations.

The Agreement and Declaration of Trust provides that the shareholders have the right to remove a Trustee. Upon the written request of the record holders of 10% of the Trust’s shares, the Trustees will call a meeting of shareholders to vote on the removal of a Trustee.  No amendment may be made to the Agreement and Declaration of Trust that would have a material adverse effect on shareholders without the approval of the holders of more than 50% of the Trust’s shares.  Shareholders have no preemptive or conversion rights.  Shares when issued are fully paid and non-assessable by the Trust, except as set forth above.

The Advisor has obtained an exemptive order from the SEC which permits it, subject to certain conditions, to retain new sub-advisors with the approval of the Board only and without shareholder approval.  The order also permits the Advisor to change the terms of agreements with the Sub-Advisors or to continue the employment of a Sub-Advisor after an event that would otherwise cause the automatic termination of services.  Shareholders must be notified of any Sub-Advisor changes.  Shareholders have the right to terminate arrangements with a Sub-Advisor by vote of a majority of the outstanding shares of a Fund.  The order also permits a Fund to disclose Sub-Advisors’ fees only in the aggregate in its registration statement.

The Trust, the Advisor, the Sub-Advisors and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act.  These codes of ethics permit, subject to certain conditions, personnel of the Advisor, the Sub-Advisors and the Distributor, to invest in securities that may be purchased or held by the Funds.

The Trust’s custodian, State Street Bank and Trust Company, 1776 Heritage Drive, Quincy, Massachusetts  02171 is responsible for holding the Funds’ assets and acting as the Trust’s accounting services agent.  The Trust’s independent registered public accounting firm, Cohen Fund Audit Services, Ltd., 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115, assists in the preparation of certain reports to the SEC and the Funds’ tax returns.  The Trust’s legal counsel is Paul Hastings LLP, 55 Second Street, San Francisco, California 94105.

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The Funds reserve the right, if conditions exist that make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund’s net asset value (a redemption in kind).  If payment is made in securities, a shareholder may incur transaction expenses in converting these securities into cash.

FINANCIAL STATEMENTS

The audited financial statements, including the Financial Highlights of the Funds for the year ended December 31, 2013, and Cohen Fund Audit Services, Ltd.’s report thereon are incorporated by reference.  The report of Cohen Fund Audit Services, Ltd., the independent registered public accounting firm of the Funds, with respect to the audited financial statements, is incorporated herein in its entirety in reliance upon such report of Cohen Fund Audit Services, Ltd. and on the authority of such firm as experts in auditing and accounting.  Shareholders will receive a copy of the audited and unaudited financial statements at no additional charge when requesting a copy of the SAI.

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APPENDIX
Description of Ratings

The following terms are generally used to describe the credit quality of debt securities:

Moody’s Investors Service, Inc.: Corporate Bond Ratings

Aaa--Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk.  Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa---Bonds which are rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

Moody’s applies numerical modifiers “1”, “2” and “3” to both the Aaa and Aa rating classifications.  The modifier “1” indicates that the security ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates that the issue ranks in the lower end of its generic rating category.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great period of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Standard & Poor’s Corporation: Corporate Bond Ratings

AAA--This is the highest rating assigned by Standard & Poor’s to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA--Bonds rated AA also qualify as high-quality debt obligations.  Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest.  Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

Table of Contents - Statement of Additional Information

Commercial Paper Ratings

Moody’s commercial paper ratings are assessments of the issuer’s ability to repay punctually promissory obligations.  Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime 1--highest quality; Prime 2--higher quality; Prime 3--high quality.

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment. Ratings are graded into four categories, ranging from “A” for the highest quality obligations to “D” for the lowest.

Issues assigned the highest rating, A, are regarded as having the greatest capacity for timely payment.  Issues in this category are delineated with the numbers “1”, “2” and “3” to indicate the relative degree of safety.  The designation A-1 indicates that the degree of safety regarding timely payment is either overwhelming or very strong.  A “+” designation is applied to those issues rated “A-1” which possess extremely strong safety characteristics.  Capacity for timely payment on issues with the designation “A-2” is strong.  However, the relative degree of safety is not as high as for issues designated A-1. Issues carrying the designation “A-3” have a satisfactory capacity for timely payment.  They are, however, somewhat more vulnerable to the adverse effect of changes in circumstances than obligations carrying the higher designations.

Table of Contents - Statement of Additional Information

LITMAN GREGORY FUNDS TRUST

PART C

OTHER INFORMATION

Item 28.  Exhibits

(a)		Articles of Incorporation.

(1)
Agreement and Declaration of Trust is herein incorporated by reference to the Registrant’s Initial Registration Statement on Form N-1A, filed with the Securities and Exchange Commission (“SEC”) on August 12, 1996.

(A)
Amendment to the Declaration of Trust is herein incorporated by reference to the Registrant’s Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed with the SEC on November 15, 1996.

(b)		Amended and Restated By-laws are herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 44 to the Registration Statement on Form N-1A, filed with the SEC on August 25, 2009.

(c)		Instruments Defining Rights of Security Holders – None.

(d)		Investment Advisory Contracts.

	(1)	Unified Investment Advisory Agreement between Litman Gregory Funds Trust and Litman Gregory Fund Advisors, LLC dated April 1, 2013(14)

(2)	Sub-Advisory Agreements

(A)	Equity Fund
	1.	Form of Investment Management Agreement with Davis Selected Advisers L.P.(1)
	2.	Form of Investment Management Agreement with Wells Capital Management, Inc.(7)
	3.	Form of Investment Management Agreement with Sands Capital Management, LLC(10)
	4.	Investment Management Agreement with Harris Associates, L.P.(11)
	5.	Form of Investment Management Agreement with Nuance Investments, LLC – to be filed by amendment.
	6.	Form of Investment Management Agreement with Fiduciary Management, Inc. – to be filed by amendment.

(B)	International Fund
	1.	Form of Investment Management Agreement with Harris Associates, L.P.(4)
	2.	Investment Management Agreement with Thornburg Investment Management, Inc.(6)
	3.	Form of Investment Management Agreement with Third Avenue Management, LLC(7)
	4.	Investment Management Agreement with Northern Cross, LLC(10)
	5.	Form of Investment Management Agreement with Marsico Capital Management, LLC(10)
	6.	Form of Investment Management Agreement with Lazard Asset Management LLC(14)
	7.	Form of Investment Management Agreement with Wellington Management Company, LLP(14)

(C)	Smaller Companies Fund

1.	Form of Investment Management Agreement with First Pacific Advisors LLC(5)
2.	Form of Investment Management Agreement with Wells Capital Management, Inc.(7)
3.	Form of Investment Management Agreement with Cove Street Capital, LLC(13)
4.	Form of Investment Management Agreement with Turner Investments, L.P.(14)

(D)	Alternative Strategies Fund
	1.	Investment Management Agreement with DoubleLine Capital LP(12)
	2.	Investment Management Agreement with First Pacific Advisors LLC(12)
	3.	Investment Management Agreement with Loomis Sayles & Company, LP(12)
	4.	Investment Management Agreement with Water Island Capital LLC(12)

(e)		Distribution Contracts.

(1)
Form of Distribution Agreement with Quasar Distributors, LLC dated February 25, 2004, is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A, filed with the SEC on April 30, 2004.

(A)
Form of Amendment dated June 8, 2006, to the Distribution Agreement is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A, filed with the SEC on April 30, 2007.

(B)
Form of Amendment dated February 2, 2007, to the Distribution Agreement is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A, filed with the SEC on April 30, 2007.

(C)	Amendment dated August 31, 2011, to the Distribution Agreement(12)

(f)		Bonus or Profit Sharing Contracts – None.

(g)		Custody Agreement.

(1)
Form of Custody Agreement with State Street Bank and Trust Company is herein incorporated by reference to the Registrant’s Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A, filed with the SEC on December 17, 1996.

(A)	Amendment dated August 31, 2011, to the Custody Agreement(12)

(h)		Other Material Contracts.

(1)
Form of Amended and Restated Fund Administration Servicing Agreement dated May 28, 2003, is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A, filed with the SEC on April 30, 2007.

(A)
Form of Amendment dated June 8, 2006, to the Amended and Restated Fund Administration Servicing Agreement is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A, filed with the SEC on April 30, 2007.

(B)
Form of Amendment dated February 2, 2007, to the Amended and Restated Fund Administration Servicing Agreement is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A, filed with the SEC on April 30, 2007.

(C)	Amendment dated August 31, 2011, to the Amended and Restated Fund Administration Servicing Agreement(12)

(2)	Power of Attorney dated March 4, 2008(10)

(3)	Restated Contractual Advisory Fee Waiver Agreement(10)

(A)	Amendment dated August 31, 2011, to the Restated Contractual Advisory Fee Waiver Agreement(12)

(B)	Amendment dated May 20, 2013, to the Restated Contractual Advisory Fee Waiver Agreement – filed herewith

(i)
Opinion and Consent of Counsel dated June 22, 2006, is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A, filed with the SEC on June 22, 2006.

(j)		Consent of Independent Registered Public Accounting Firm
	(1)	Consent of PricewaterhouseCoopers LLP – not applicable
	(2)	Consent of Cohen Fund Audit Services, Ltd. – not applicable

(k)		Omitted Financial Statements – None.

(l)		Investment Letter is herein incorporated by reference to the Registrant’s Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A, filed with the SEC on December 17, 1996.

(m)		Rule 12b-1 Plan(13)

(n)		Rule 18f-3 Plan(13)

(o)		Reserved.

(p)		Codes of Ethics.

	(1)	Code of Ethics for Litman Gregory Funds Trust(14)

	(2)	Code of Ethics for Litman Gregory Fund Advisors, LLC(14)

	(3)	Codes of Ethics for the Sub-Advisors

(A)	Davis Selected Advisers, L.P.(2)

(B)	First Pacific Advisors, LLC(5)
(C)	Thornburg Investment Management, Inc.(6)
(D)	Wells Capital Management, Inc.(7)
(E)	Third Avenue Management, LLC(7)
(F)	Marsico Capital Management, LLC(7)
(G)	Northern Cross, LLC(10)
(H)	Nuance Investments, LLC – to be filed by amendment
(I)	Cove Street Capital, LLC(13)
(J)	Harris Associates L.P.(10)
(K)	Sands Capital Management, LLC(10)
(L)	Turner Investments L.P.(10)
(M)	DoubleLine Capital LP(12)
(N)	Loomis Sayles & Company, LP(12)
(O)	Water Island Capital LLC(12)
(P)	Lazard Asset Management LLC(14)
(Q)	Wellington Management Company, LLP(14)
(R)	Fiduciary Management, Inc. – to be filed by amendment

(1)
Previously filed as an exhibit to the Registrant’s Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A, filed with the SEC on December 17, 1996, and is herein incorporated by reference.

(2)
Previously filed as an exhibit to the Registrant’s Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A, filed with the SEC on April 20, 2000, and is herein incorporated by reference.

(3)
Previously filed as an exhibit to the Registrant’s Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A, filed with the SEC on June 22, 2000, and is herein incorporated by reference.

(4)
Previously filed as an exhibit to the Registrant’s Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A, filed with the SEC on April 30, 2001, and is herein incorporated by reference.

(5)
Previously filed as an exhibit to the Registrant’s Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A, filed with the SEC on May 23, 2003, and is herein incorporated by reference.

(6)
Previously filed as an exhibit to the Registrant’s Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A, filed with the SEC on February 25, 2004, and is herein incorporated by reference.

(7)
Previously filed as an exhibit to the Registrant’s Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A, filed with the SEC on April 29, 2005, and is herein incorporated by reference.

(8)
Previously filed as an exhibit to the Registrant’s Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A, filed with the SEC on June 22, 2006, and is herein incorporated by reference.

(9)
Previously filed as an exhibit to the Registrant’s Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A, filed with the SEC on April 30, 2007, and is herein incorporated by reference.

(10)
Previously filed as an exhibit to the Registrant’s Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A, filed with the SEC on April 30, 2008, and is herein incorporated by reference.

(11)
Previously filed as an exhibit to the Registrant’s Post-Effective Amendment No. 46 to the Registration Statement on Form N-1A, filed with the SEC on April 30, 2010, and is herein incorporated by reference.

(12)
Previously filed as an exhibit to the Registrant’s Post-Effective Amendment No. 50 to the Registration Statement on Form N-1A, filed with the SEC on August 31, 2011, and is herein incorporated by reference.

(13)
Previously filed as an exhibit to the Registrant’s Post-Effective Amendment No. 52 to the Registration Statement on Form N-1A, filed with the SEC on April 30, 2012, and is herein incorporated by reference.

(14)
Previously filed as an exhibit to the Registrant’s Post-Effective Amendment No. 54 to the Registration Statement on Form N-1A, filed with the SEC on May 1, 2013, and is herein incorporated by reference.

Item 29.  Persons Controlled by or Under Common Control with the Fund

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 30.  Indemnification

Article VI of Registrant’s By-Laws states as follows:

Section 1. AGENTS, PROCEEDINGS AND EXPENSES.  For the purpose of this Article, “agent” means any person who is or was a Trustee, officer, employee or other agent of this Trust or is or was serving at the request of this Trust as a Trustee, director, officer, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise or was a Trustee, director, officer, employee or agent of a foreign or domestic corporation which was a predecessor of another enterprise at the request of such predecessor entity; “proceeding” means any threatened, pending or completed action or proceeding, whether civil, criminal, administrative or investigative; and “expenses” includes without limitation attorney’s fees and any expenses of establishing a right to indemnification under this Article.

Section 2. ACTIONS OTHER THAN BY TRUST.  This Trust shall indemnify any person who was or is a party or is threatened to be made a party to any proceeding (other than an action by or in the right of this Trust) by reason of the fact that such person is or was an agent of this Trust, against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such proceedings, if it is determined that persons acted in good faith and reasonably believed:

(1)	in the case of conduct in his official capacity as a Trustee of the Trust, that his conduct was in the Trust’s best interests, and

(2)	in all other cases, that his conduct was at least not opposed to the Trust’s best interests, and

(3)	in the case of a criminal proceeding, that he had no reasonable cause to believe the conduct of that person was unlawful.

The termination of any proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not of itself create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in the best interests of this Trust or that the person had reasonable cause to believe that the person’s conduct was unlawful.

Section 3. ACTIONS BY THE TRUST.  This Trust shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action by or in the right of this Trust to procure a judgment in its favor by reason of the fact that that person is or was an agent of this Trust, against expenses actually and reasonably incurred by that person in connection with the defense or settlement of that action if that person acted in good faith, in a manner that person believed to be in the best interests of this Trust and with such care, including reasonable inquiry, as an ordinarily prudent person in a like position would use under similar circumstances.

Section 4. EXCLUSION OF INDEMNIFICATION.  Notwithstanding any provision to the contrary contained herein, there shall be no right to indemnification for any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the agent’s office with this Trust.

No indemnification shall be made under Sections 2 or 3 of this Article:

(1)
In respect of any claim, issue, or matter as to which that person shall have been adjudged to be liable on the basis that personal benefit was improperly received by him, whether or not the benefit resulted from an action taken in the person’s official capacity; or

(2)
In respect of any claim, issue or matter as to which that person shall have been adjudged to be liable in the performance of that person’s duty to this Trust, unless and only to the extent that the court in which that action was brought shall determine upon application that in view of all the circumstances of the case, that person was not liable by reason of the disabling conduct set forth in the preceding paragraph and is fairly and reasonably entitled to indemnity for the expenses which the court shall determine; or

(3)
Of amounts paid in settling or otherwise disposing of a threatened or pending action, with or without court approval, or of expenses incurred in defending a threatened or pending action which is settled or otherwise disposed of without court approval, unless the required approval set forth in Section 6 of this Article is obtained.

Section 5. SUCCESSFUL DEFENSE BY AGENT.  To the extent that an agent of this Trust has been successful on the merits in defense of any proceeding referred to in Sections 2 or 3 of this Article or in defense of nay claim, issue or matter therein, before the court or other body before whom the proceeding was brought, the agent shall be indemnified against expenses actually and reasonably incurred by the agent in connection therewith, provided that the Board of Trustees, including a majority who are disinterested, non-party Trustees, also determines that based upon a review of the facts, the agent was not liable by reason of the disabling conduct referred to in Section 4 of this Article.

Section 6. REQUIRED APPROVAL.  Except as provided in Section 5 of this Article, any indemnification under this Article shall be made by this Trust only if authorized in the specific case on a determination that indemnification of the agent is proper in the circumstances because the agent has met the applicable standard of conduct set forth in Sections 2 or 3 of this Article and is not prohibited from indemnification because of the disabling conduct set forth in Section 4 of this Article, by:

(1)	A majority vote of a quorum consisting of Trustees who are not parties to the proceeding and are not interested persons of the Trust (as defined in the Investment Company Act of 1940); or

(2)	A written opinion by an independent legal counsel.

Section 7. ADVANCE OF EXPENSES.  Expenses incurred in defending any proceeding may be advanced by this Trust before the final disposition of the proceeding upon a written undertaking by or on behalf of the agent, to repay the amount of the advance if it is ultimately determined that he or she is not entitled to indemnification, together with at least one of the following as a condition to the advance: (i) security for the undertaking; or (ii) the existence of insurance protecting the Trust against losses arising by reason of any lawful advances; or (iii) a determination by a majority of a quorum of Trustees who are not parties to the proceeding and are not interested persons of the Trust, or by an independent legal counsel in a written opinion, based on a review of readily available facts that there is reason to believe that the agent ultimately will be found entitled to indemnification.  Determinations and authorizations of payments under this Section must be made in the manner specified in Section 6 of this Article for determining that the indemnification is permissible.

Section 8. OTHER CONTRACTUAL RIGHTS.  Nothing contained in this Article shall affect any right to indemnification to which persons other than Trustees and officers of this Trust or any subsidiary hereof may be entitled by contract or otherwise.

Section 9. LIMITATIONS.  No indemnification or advance shall be made under this Article, except as provided in Sections 5 or 6 in any circumstances where it appears:

(1)
that it would be inconsistent with a provision of the Agreement and Declaration of Trust of the Trust, a resolution of the shareholders, or an agreement in effect at the time of accrual of the alleged cause of action asserted in the proceeding in which the expenses were incurred or other amounts were paid which prohibits or otherwise limits indemnification; or

(2)	that it would be inconsistent with any condition expressly imposed by a court in approving a settlement.

Section 10. INSURANCE.  Upon and in the event of a determination by the Board of Trustees of this Trust to purchase such insurance, this Trust shall purchase and maintain insurance on behalf of any agent of this Trust against any liability asserted against or incurred by the agent in such capacity or arising out of the agent’s status as such, but only to the extent that this Trust would have the power to indemnify the agent against that liability under the provisions of this Article and the Agreement and Declaration of Trust of the Trust.

Section 11. FIDUCIARIES OF EMPLOYEE BENEFIT PLAN.  This Article does not apply to nay proceeding against any Trustee, investment manager or other fiduciary of an employee benefit plan in that person’s capacity as such, even though that person may also be an agent of this Trust as defined in Section 1 of this Article.  Nothing contained in this Article shall limit any right to indemnification to which such a Trustee, investment manager, or other fiduciary may be entitled by contract or otherwise which shall be enforceable to the extent permitted by applicable law other than this Article.

In addition to the indemnification provisions provided for in the Registrant's By-Laws, the Registrant has also entered into indemnification agreements (the “Indemnification Agreements”) with each of the Trustees and with its Chief Compliance Officer (collectively, the “Indemnitees”). The Indemnification Agreements set forth the procedure by which Indemnitees are to request and receive advancement of expenses and indemnification. The Indemnification Agreements provide that, in any determination for advancement of expenses or indemnification, the Indemnitees are entitled to a rebuttable presumption that they did not engage in conduct that would disqualify them from eligibility to receive advancement of expenses or for indemnification. The Indemnification Agreements also set forth the procedure by which an independent counsel may be chosen if independent counsel is to make a determination of any Indemnitee’s qualification for advancement of expenses or indemnification.

Item 31.  Business and Other Connections of the Investment Advisor

The information required by this item is contained in the Form ADV of the following entities and is incorporated herein by reference:

Name of Investment Adviser	File No.
Litman Gregory Fund Advisors, LLC	801-52710
Name of Sub-Advisers
Cove Street Capital, LLC	801-72231
Davis Selected Advisors, L.P.	801-31648
DoubleLine Capital LP	801-70942
Fuduciary Management, Inc.	801-79257
First Pacific Advisors, LLC	801-39512
Harris Associates L.P.	801-50333
Lazard Asset Management LLC	801-61701
Loomis Sayles & Company, LP	801-170
Marsico Capital Management, LLC	801-54914
Northern Cross, LLC	801-62668
Nuance Investments, LLC	801-69682
Sands Capital Management, LLC	801-64820
Third Avenue Management, LLC	801-27792
Thornburg Investment Management, Inc.	801-17853
Turner Investments L.P.	801-36220
Water Island Capital LLC	801-57341
Wellington Management Company, LLP	801-15908
Wells Capital Management, Inc.	801-21122

Item 32.  Principal Underwriter

Quasar Distributors, LLC acts as the Principal Underwriter for the Funds.

(a)   Quasar Distributors, LLC, the Registrant’s principal underwriter, acts as principal underwriter for the following investment companies:

Academy Funds Trust	Jensen Portfolio, Inc.
Advisors Series Trust	Kirr Marbach Partners Funds, Inc.
Aegis Funds	KKR Alternative Corporate Opportunities Fund P
Aegis Value Fund, Inc.	KKR Series Trust
Allied Asset Advisors Funds	Litman Gregory Funds Trust
Alpine Equity Trust	LKCM Funds
Alpine Income Trust	LoCorr Investment Trust
Alpine Series Trust	Loeb King Trust
Appleton Funds	Lord Asset Management Trust
Barrett Opportunity Fund, Inc.	MainGate Trust
Brandes Investment Trust	Managed Portfolio Series
Bridge Builder Trust	Matrix Advisors Value Fund, Inc.
Bridges Investment Fund, Inc.	Merger Fund
Brookfield Investment Funds	Monetta Trust
Brown Advisory Funds	Nicholas Family of Funds, Inc.
Buffalo Funds	Permanent Portfolio Family of Funds, Inc.
Capital Guardian Funds Trust	Perritt Funds, Inc.
Cushing Funds Trust	PRIMECAP Odyssey Funds
DoubleLine Funds Trust	Professionally Managed Portfolios
ETF Series Solutions	Prospector Funds, Inc.
Evermore Funds Trust	Provident Mutual Funds, Inc.
FactorShares Trust	Purisima Funds
First American Funds, Inc.	Rainier Investment Management Mutual Funds
First American Investment Funds, Inc.	RBC Funds Trust
First American Strategy Funds, Inc.	SCS Financial Funds
Glenmede Fund, Inc.	Stone Ridge Trust
Glenmede Portfolios	Thompson IM Funds, Inc.
Greenspring Fund, Inc.	TIFF Investment Program, Inc.
Guinness Atkinson Funds	Trust for Professional Managers
Harding Loevner Funds, Inc.	Trust for Advised Portfolios
Hennessy Funds Trust	USA Mutuals
Hennessy Funds, Inc.	USFS Funds Trust
Hennessy Mutual Funds, Inc.	Wall Street Fund, Inc.
Hennessy SPARX Funds Trust	Westchester Capital Funds
Hotchkis & Wiley Funds	Wexford Trust/PA
Intrepid Capital Management Funds Trust	Wisconsin Capital Funds, Inc.
IronBridge Funds, Inc.	WY Funds
Jacob Funds, Inc.	YCG Funds

        (b)   To the best of Registrant’s knowledge, the directors and executive officers of Quasar Distributors, LLC are as follows:

Name and Principal Business Address	Position and Offices with Quasar Distributors, LLC	Positions and Offices with Registrant
James R. Schoenike(1)	President, Board Member	None
Andrew M. Strnad(2)	Vice President, Secretary	None
Joe D. Redwine(1)	Board Member	None
Robert Kern(1)	Board Member	None
Susan LaFond(1)	Vice President, Treasurer	None
Joseph Bree(1)	Chief Financial Officer	None
Teresa Cowan(1)	Senior Vice President, Assistant Secretary	None
John Kinsella(3)	Assistant Treasurer	None
Brett Scribner(3)	Assistant Treasurer	None

(1)This individual is located at 615 East Michigan Street, Milwaukee, Wisconsin 53202.
(2)This individual is located at 6602 East 75th Street, Indianapolis, Indiana 46250.
(3)This individual is located at 800 Nicollet Mall, Minneapolis, Minnesota 55402.

(c)           Not applicable.

Item 33.  Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained at the following locations:

Records Relating to:	Are located at:
Registrant’s Investment Advisor	Litman Gregory Fund Advisors, LLC 4 Orinda Way Suite 200-D Orinda, CA 94563
Registrant’s Fund Administrator	U.S. Bancorp Fund Services, LLC 2020 East Financial Way, Suite 100 Glendora, CA 91741
Registrant’s Custodian/Fund Accountant	State Street Bank & Trust Co. 1776 Heritage, Drive Quincy, MA 02171
Registrant’s Distributor	Quasar Distributors, LLC 615 East Michigan Street Milwaukee, WI 53202
Registrant’s Transfer Agent	Boston Financial Data Services, Inc. 330 West 9th Street Kansas City, MO 64105
The documents required to be maintained by paragraphs (5), (6), (10) and (11) of Rule 31a-1(b) will be maintained by the Registrant’s respective Sub-Advisors:
Cove Street Capital, LLC 2321 Rosecrans Avenue, Suite 3275 El Segundo, CA 90245

Records Relating to:	Are located at:
Davis Selected Advisers, L.P. 124 East Marcy Street Santa Fe, NM 87501
DoubleLine Capital LP 333 South Grand Avenue, Suite 1800 Los Angeles, CA 90071
Fudiciary Management, Inc. 100 East Wisconsin Avenue, Suite 2200 Milwaukee, WI 53202
First Pacific Advisors, LLC 11400 West Olympic Boulevard, Suite 1200 Los Angeles, CA 90064
Harris Associates L.P. Two North LaSalle Street, Suite 500 Chicago, IL 60602
Lazard Asset Management LLC 30 Rockefeller Plaza New York, NY 10112-6300
Loomis Sayles & Company, LP One Financial Center Boston, MA 02111
Marsico Capital Management, LLC 1200 17th Street, Suite 1600 Denver, CO 80202
Northern Cross, LLC 125 Summer Street, Suite 1470 Boston, MA 02110
Nuance Investments, LLC 4900 Main Street, Suite 220 Kansas City, MO 64112
Sands Capital Management, LLC 1101 Wilson Boulevard, Suite 2300 Arlington, VA 22209
Third Avenue Management, LLC 622 Third Avenue New York, NY 10017
Thornburg Investment Management, Inc. 119 East Marcy Street, Suite 202 Santa Fe, NM 97501
Turner Investments L.P. 1205 Westlakes Drive, Suite 100 Berwyn, PA 19312
Water Island Capital LLC 41 Madison Avenue, 42nd Floor New York, NY 10010
Wellington Management Company, LLP 280 Congress Street Boston, MA 02210

Records Relating to:	Are located at:
Wells Capital Management, Inc. 100 Heritage Reserve Menomonee Falls, WI 53051

Item 34.  Management Services

The Registrant has disclosed all management-related service contracts in Parts A and B.

Item 35.  Undertakings

Registrant hereby undertakes to:

(1)	Furnish each person to whom a Prospectus is delivered a copy of Registrant’s latest annual report to shareholders, upon request and without charge.

(2)
If requested to do so by the holders of at least 10% of the Trust’s outstanding shares, call a meeting of shareholders for the purposes of voting upon the question of removal of a trustee and assist in communications with other shareholders.

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post Effective Amendment No. 56 to its Registration Statement on Form N-1A to be signed below on its behalf by the undersigned, duly authorized, in the City of Orinda and State of California, on the 26th day of February 2014.

LITMAN GREGORY FUNDS TRUST

By: /s/ Kenneth E. Gregory*
Kenneth E. Gregory
President

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 56 to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Kenneth E. Gregory*	President and Trustee	February 26, 2014
Kenneth E. Gregory

/s/ Frederick A. Eigenbrod, Jr.*	Trustee	February 26, 2014
Frederick A. Eigenbrod, Jr.

/s/ Harold M. Shefrin*	Trustee	February 26, 2014
Harold M. Shefrin

/s/ Taylor M. Welz*	Trustee	February 26, 2014
Taylor M. Welz

/s/ John Coughlan	Chief Financial and Accounting Officer	February 26, 2014
John Coughlan

* By: /s/ John Coughlan
John Coughlan, Attorney-in-Fact

INDEX TO EXHIBITS

Exhibit Number	Description
EX.99.h.3.B	Amendment to Restated Contractual Advisory Fee Waiver Agreement